                                                                             UNITED STATES

                                                        SECURITIES AND EXCHANGE COMMISSION

                                                                    WASHINGTON, D.C. 20549

                                                                                 FORM N-PX

                                                      ANNUAL REPORT OF PROXY VOTING RECORD

                                                                                        OF

                                                REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                    811-1027

  NAME OF REGISTRANT:                                                    VANGUARD WORLD FUND

  ADDRESS OF REGISTRANT:                                              PO BOX 2600, VALLEY FORGE, PA 19482

  NAME AND ADDRESS OF AGENT FOR SERVICE:              HEIDI STAM

                                                                                           PO BOX 876

                                                                                           VALLEY FORGE, PA 19482

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (610) 669-1000

  DATE OF FISCAL YEAR END:                                          AUGUST 31

  DATE OF REPORTING PERIOD:                                        JULY 1, 2009 - JUNE 30, 2010

  FUND:   VANGUARD INTERNATIONAL GROWTH FUND

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  A.P. MOELLER - MAERSK A/S

  TICKER:                  N/A                 CUSIP:   K0514G101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Report on the activities of the Company         ISSUER             NO              N/A                  N/A

during the past FY

PROPOSAL #B: Submission of the audited annual report         ISSUER             NO              N/A                  N/A

for adoption

PROPOSAL #C: Resolution to grant discharge to the              ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #D: Resolution on appropriation of profit,          ISSUER             NO              N/A                  N/A

including the amount of dividends, or covering of

loss in accordance with the adopted annual report;

the board proposes payment of a dividend of DKK 325

per share of DKK 1,000

PROPOSAL #E: Resolution on authority to acquire own          ISSUER             NO              N/A                  N/A

share: the Board proposes to acquire own shares of a

nominal value up to 10% of the Company's share

capital, the purchase price must not deviate by more

than 10% from the price quoted on Nasdaq OMX

Copenhagen A/S on the date of the purchase, this

authorization is in force until the Company's next AGM

PROPOSAL #F: Any requisite Election of Members for            ISSUER             NO              N/A                  N/A

the Board of Directors, Ane M rsk Mc-Kinney Uggla,

Poul J. Svanholm, Jan Leschly, Lars Kann-Rasmussen,

Sir John Bond, Lars Pallesen, John Axel Poulsen and

Cecilie Mose Hansen stand down from the Board of

Directors, the Board proposes re-election of Ane

Maersk Mc-Kinney Uggla, Jan Leschly, Sir John Bond,

Lars Pallesen and John Axel Poulsen, furthermore, the

 Board proposes election of Robert J. Routs, Arne

Karlsson and Erik Rasmussen

PROPOSAL #G: Election of Auditors: According to the          ISSUER             NO              N/A                  N/A

Articles of Association, KPMG Statsautoriseret

Revisionspartnerselskab and Grant Thornton

Statsautoriseret Revisionsaktieselskab stand down,

the Board proposes re-election of KPMG

Statsautoriseret Revisionspartnerselskab and Grant

Thornton Statsautoriseret Revisionsaktieselskab

PROPOSAL #H: Deliberation of any proposals submitted         ISSUER             NO              N/A                  N/A

by the Board of Directors or by shareholders, as a

consequence of the new Danish Companies Act, a change

 of the Articles of Association; the changes of the

Articles of Association is as follows: amend Articles

 2, 9, 10, 11, 13 and 14, as specified

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  ISSUER:                  ABB LTD

  TICKER:                  N/A                 CUSIP:   H0010V101

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and                        ISSUER            YES             FOR                  FOR

consolidated financial statements, annual financial

statements and the Auditors' reports

PROPOSAL #2.1: Approve the annual report, the                     ISSUER            YES             FOR                  FOR

consolidated financial statements, and the annual

financial statements for 2009

PROPOSAL #2.2: Approve to accept the remuneration              ISSUER            YES             FOR                  FOR

report as per the specified pages of the annual report

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the persons entrusted with

Management for fiscal 2009

PROPOSAL #4.: Approve to release CHF 340,000,000 of          ISSUER            YES             FOR                  FOR

the legal reserves and allocate those released

reserves to other reserves and to carry forward the

available earnings in the amount of CHF 3,893,861,784

PROPOSAL #5.: Approve to reduce the share capital of         ISSUER            YES             FOR                  FOR

CHF 3,587,160,187.38 by CHF 34,919,500.00 to CHF

3,552,240,687.38 by way of cancellation of the

22,675,000 shares with a nominal value of CHF 1.54

each which were bought back by the Company under the

share buyback program announced in February 2008; to

confirm as a result of the report of the Auditors,

that the claims of the creditors are fully covered

notwithstanding the capital reduction; amend Article

4 Para.1 of the Articles of Incorporation according

to the specified wording as per the date of the entry

 of the capital reduction in the commercial register

PROPOSAL #6.: Approve to reduce the share capital of         ISSUER            YES             FOR                  FOR

CHF 3,552,240,687.38 by CHF 1,176,391,396.47 to CHF

2,375,849,290.91 by way of reducing the nominal value

 of the registered shares from CHF 1.54 by CHF 0.51

to CHF 1.03 and to use the nominal value reduction

amount for repayment to the shareholders; to confirm

as a result of the report of the auditors, that the

claims of the creditors are fully covered

notwithstanding the capital reduction; and amend

Article 4 Para.1 of the Articles of Incorporation

according to the specified wording as per the date of

 the entry of the capital reduction in the commercial

 register and amend Article 4bis Paras. 1 and 4, and

Article 4ter Para. 1 of the Articles of

Incorporation, correspondingly reflecting the reduced

 nominal value of the registered shares from CHF 1.54

 by CHF 0.51 to CHF 1.03, as per the date of the

entry of the capital reduction in the commercial

PROPOSAL #7.: Approve, to the extent that the general        ISSUER            YES             FOR                  FOR

 meeting approves the Board of Directors' proposal

set forth in Item 6, to amend Article 13 para.1 of

the Articles of Incorporation as specified

PROPOSAL #8.1: Approve, to replace the current                   ISSUER            YES             FOR                  FOR

Article 6 of the Articles of Incorporation concerning

 the form of the shares with the specified new

PROPOSAL #8.2: Approve, to delete Section 6 of the            ISSUER            YES             FOR                  FOR

Articles of Incorporation consisting of Article 32

In-Kind Contributions and Article 33 Acquisitions of

Property

PROPOSAL #9.1: Re-elect Roger Agnelli, Brazilian to          ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.2: Re-elect Louis R. Hughes, American to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.3: Re-elect Hans Ulrich Marki, Swiss to          ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.4: Re-elect Michel de Rosen, French to            ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.5: Re-elect Michael Treschow, Swedish to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.6: Re-elect Bernd W. Voss, German to the         ISSUER            YES             FOR                  FOR

Board of Directors for a further period of one year,

until the AGM 2011

PROPOSAL #9.7: Re-elect Jacob Wallenberg, Swedish to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.8: Re-elect Hubertus von Grunberg, German        ISSUER            YES             FOR                  FOR

 to the Board of Directors for a further period of

one year, until the AGM 2011

PROPOSAL #10.: Election of Ernst & Young AG as the            ISSUER            YES             FOR                  FOR

Auditors for fiscal 2010

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  ISSUER:                  ADIDAS AG

  TICKER:                  N/A                 CUSIP:   D0066B102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289[4] and 315[4] of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 284,555,044.87 as

follows: payment of a dividend of EUR 0.35 per no-par

 share EUR 211,329,379.77 shall be carried forward

Ex-dividend and payable date: 07 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors

PROPOSAL #6.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association Section 19[2], in respect of the notice

of shareholders meeting being published in the

electronic Federal Gazette at least 30 days prior to

the last date of registration for the meeting, the

publishing date of the notice of shareholders,

meeting and the last date of registration not being

included in the calculation of the 30 day period

Section 20[1], in respect of shareholders being

entitled to participate in and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting and

provide evidence of their shareholding Section 19[4],

 deletion Section 20[4], in respect of the Board of

Managing Directors being authorized to permit the

audiovisual transmission of the shareholders meeting

Section 21[4], in respect of the Board of Managing

Directors being authorized to permit shareholders to

absentee vote at the shareholders meeting

PROPOSAL #7.: Resolution on t he revocation of the            ISSUER            YES             FOR                  FOR

existing authorized capital, the creation of new

authorized capital, and the corresponding amendment

to the Articles of Association, the existing

authorized capital 2006 of up to EUR 20,000,000 shall

 be revoked, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

20,000,000 through the issue of new bearer no-par

shares against contributions in cash, within in a

period of five years [authorized capital 2010],

shareholders shall be granted subscription rights

except for residual amounts and for a capital

increase of up to 10% of the share capital if the

shares are issued at a price not materially below

PROPOSAL #8.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

contingent capital 1999/I and the corresponding

amendment to the Articles of Association

PROPOSAL #9.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

contingent capital 2003/II and the corresponding

amendment to the Articles of Association

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of association, the

authorization given by the shareholders meeting of 11

 MAY 2006, to issue bonds and to create a

corresponding contingent capital of up to EUR

20,000,000 shall be revoked, the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer and/or

registered bonds of up to EUR 1,500,000,000

conferring conversion and/or option rights for shares

 of the Company, on or before 05 MAY 2015,

Shareholders shall be granted subscription rights

except for residual amounts, for the granting of such

 rights to holders of conversion or option rights,

and for the issue of bonds conferring conversion

and/or option rights for shares of the company of up

to 10% of the share capital at a price not materially

 be low their theoretical market value, the Company's

 share capital shall be increased accordingly by up

to EUR 36,000,000 through the issue of up to

36,000,000 new bearer no-par shares, insofar as

PROPOSAL #11.: Renewal of the authorization to                   ISSUER            YES             FOR                  FOR

acquire own shares, the Company shall be authorized

to acquire own shares of up to 10% of its share

capital, at a price neither more than 10% above, nor

more than 20% below, the market price of the shares,

on or before 05 MAY 2015, the Board of Managing

Directors shall be authorized to offer the shares on

the stock exchange or to all shareholders, to dispose

 of the shares in a manner other than the stock

exchange or by way of a rights offering if the shares

 are sold at a price not materially below their

market price, to use the shares in connection with

mergers and acquisitions or for satisfying option and

 conversion rights, and to retire the shares

PROPOSAL #12.: Authorization to acquire own shares by        ISSUER            YES             FOR                  FOR

 using derivatives in connection with item 11, the

Company shall also be authorized to acquire own

shares by using derivatives at a price neither more

than 10% above, nor more than 20% below, the market

price of the shares, the authorization shall be

limited to up to 5% of the share capital

PROPOSAL #13.: Resolution on the conversion of the            ISSUER            YES             FOR                  FOR

bearer shares of the Company into registered shares

and the corresponding amendments to the Articles of

association and resolutions of shareholders meetings

PROPOSAL #14.: Appointment of auditors a] Audit of            ISSUER            YES             FOR                  FOR

the financial statements for the 2010 FY: KPMG AG,

Frankfurt b] Review of the interim financial

statements for the first half of the 2010 FY: KPMG

AG, Frankfurt

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMCOR LTD

  TICKER:                  N/A                 CUSIP:   Q03080100

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the              ISSUER             NO              N/A                  N/A

Company and the reports of the Directors and the

Auditor in respect of the YE 30 JUN 2009

PROPOSAL #2.a: Re-elect Mr. George John Pizzey as a          ISSUER            YES             FOR                  FOR

Director who retires by rotation in accordance with

Rule 63 of the Company's Constitution

PROPOSAL #2.b: Re-elect Mr. Jeremy Leigh Sutcliffe as        ISSUER            YES             FOR                  FOR

 a Director who retires by rotation in accordance

with Rule 63 of the Company's Constitution

PROPOSAL #3.: Approve, for all purposes under the              ISSUER            YES             FOR                  FOR

Corporations Act 2001 [Cth] and the Australian

Securities Exchange Listing Rules [including Listing

Rule 10.14], the issue to the Managing Director and

the Chief Executive Officer of the Company, Mr. K.N.

MacKenzie, of 367,000 Performance Rights and

2,760,000 Options pursuant to the Company's Long Term

 Incentive Plan, as specified, and for the issue of

ordinary shares in the Company upon the exercise of

those Options and Performance Rights

PROPOSAL #4.: Approve, for all purposes under the              ISSUER            YES             FOR                  FOR

Corporations Act 2001 [Cth], and the Australian

Securities Exchange Listing Rules [including Listing

Rule 10.14], the issue to the Managing Director and

the Chief Executive Officer of the Company, Mr. K.N.

MacKenzie, of a number of share Rights pursuant to

the Company's Management Incentive Plan - Equity, as

specified and for the issue of ordinary shares in the

 Company upon the vesting of those Share Rights

PROPOSAL #5.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

Company [included in the report of the Directors] for

 the YE 30 JUN 2009

PROPOSAL #S.6: Approve, pursuant to Sections 136(2)          ISSUER            YES             FOR                  FOR

and 648G of the Corporations Act 2001 [CTH] the

Company's Constitution be altered in the manner

Amended Constitution submitted to this meeting and

signed by the Chairman of this meeting for

identification, such alterations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMEC PLC

  TICKER:                  N/A                 CUSIP:   G02604117

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the accounts and the reports of         ISSUER            YES             FOR                  FOR

the Directors and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the Directors remuneration report      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the remuneration policy set out         ISSUER            YES             FOR                  FOR

in the Director's remuneration report

PROPOSAL #5: Reelection of Mr J M Green Armytage as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #6: Reelection of Mr'S Y Brikho as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Appointment of Ernst and Young LLP as            ISSUER            YES             FOR                  FOR

the Auditors

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #S.9: Amend the Articles of Association as          ISSUER            YES             FOR                  FOR

referred to in the notice of meeting

PROPOSAL #10: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or to grant rights to subscribe for or to convert

any security into shares

PROPOSAL #S.11: Approve the disapplication of Section        ISSUER            YES             FOR                  FOR

 561(1) of the Companies Act 2006

PROPOSAL #S.12: Authorize the Company to make                     ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #S.13: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARCELORMITTAL SA, LUXEMBOURG

  TICKER:                  N/A                 CUSIP:   L0302D129

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                ISSUER             NO              N/A                  N/A

statements for the FY 2009 in their entirety, with a

resulting consolidated net income of USD 75 million

PROPOSAL #2.: Approve the Parent Company Annual                 ISSUER             NO              N/A                  N/A

Accounts for the FY 2009 in their entirety, with a

resulting loss for ArcelorMittal as Parent Company of

 the ArcelorMittal group of USD 507,141,204

[established in accordance with the laws and

regulations of the Grand-Duchy of Luxembourg, as

compared to the consolidated net income of USD 75

million established in accordance with International

Financial Reporting Standards as adopted in the

European Union, the subject of the first Resolution]

PROPOSAL #3.: Acknowledge that: (i) the loss for the         ISSUER             NO              N/A                  N/A

year amounts to USD 507,141,204, (ii) the amount of

the loss is set off against the Profit brought

forward (Report a nouveau) of USD 26,525,260,379, and

 (iii) no allocation to the legal reserve or to the

reserve for shares held in treasury is required; on

this basis, the General Meeting, upon the proposal of

 the Board of Directors, decides to allocate the

results of the Company based on the Parent Company

annual accounts for the FY 2009 as specified; that

dividends are paid in four equal quarterly

installments of USD 0.1875 (gross) per share and that

 the first installment of dividend of USD 0.1875

(gross) per share has been paid on 15 MAR 2010

PROPOSAL #4.: Approve to set the amount of annual              ISSUER             NO              N/A                  N/A

Directors' compensation to be allocated to the

members of the Board of Directors in relation to the

FY 2009 at USD 2,564,923

PROPOSAL #5.: Grant discharge to the members of the          ISSUER             NO              N/A                  N/A

Board of Directors in relation to the FY 2009

PROPOSAL #6.: Acknowledge the mandate of the Mr. John        ISSUER             NO              N/A                  N/A

 O. Castegnaro, Mrs. Vanisha Mittal Bhatia and Mr.

Jose Ramon Alvarez Rendueles Medina as the Directors

has come to an end effective on the date of this

General Meeting and that Mr. Jeannot Krecke has been

co-opted as a member of the Board of Directors of the

 Company in replacement of Mr. Georges Schmit

effective 01 JAN 2010

PROPOSAL #7.: Re-elect Mrs. Vanisha Mittal Bhatia for        ISSUER             NO              N/A                  N/A

 a 3-year mandate that will automatically expire on

the date of the general meeting of shareholders to be

 held in 2013

PROPOSAL #8.: Elect Mr. Jeannot Krecke for a 3-year          ISSUER             NO              N/A                  N/A

mandate that will automatically expire on the date of

 the general meeting of shareholders to be held in

PROPOSAL #9.: Approve: (a) to cancel with effect as          ISSUER             NO              N/A                  N/A

of the date of this General Meeting the authorization

 granted to the Board of Directors by the general

meeting of shareholders held on 12 MAY 2009 with

respect to the share buy-back programme, and (b) to

authorize, effective immediately after this General

Meeting, the Board of Directors of the Company, with

option to delegate, and the corporate bodies of the

other companies in the ArcelorMittal group in

accordance with the Luxembourg law of 10 AUG 1915 on

commercial companies, as amended (the Law), to

acquire and sell shares in the Company in accordance

with the Law and any other applicable laws and

regulations, including but not limited to entering

into off-market and over-the-counter transactions and

 to acquire shares in the Company through derivative

financial instruments

PROPOSAL #10.: Appoint Deloitte S.A., with registered        ISSUER             NO              N/A                  N/A

 office at 560, rue de Neudorf, L-2220 Luxembourg,

Grand-Duchy of Luxembourg, as independent company

auditor (Reviseur d Entreprises) for the purposes of

an Independent Audit of the Parent Company annual

accounts and the consolidated financial statements

for the FY 2010

PROPOSAL #11.: Authorize the Board of Directors the          ISSUER             NO              N/A                  N/A

power to issue share options or other equity-based

awards and incentives to all eligible employees under

 the LTIP for a number of Company'S shares not

exceeding 8,500,000 options on fully paid-up shares,

which may either be newly issued shares or shares

held in treasury, during the period from this General

 Meeting until the general meeting of shareholders to

 be held in 2011 (the Maximum Number), provided, that

 the share options will be issued at an exercise

price that is not less than the average of the

highest and the lowest trading price on the New York

Stock Exchange on the day immediately prior to the

grant date, which date will be decided by the Board

of Directors and will be within the respective

periods specified in the LTIP; (b) to decide and

implement any increase in the Maximum Number by the

additional number that may be necessary to preserve

the rights of the option holders in the event of the

occurrence a transaction impacting the Company'S

share capital; and (c) do or cause to be done all

such further acts and things as the Board of

Directors may determine to be necessary or advisable

in order to implement the content and purpose of this

 resolution; acknowledge that the Maximum Number

represents about 0.54% of the Company's current

issued share capital on a fully diluted basis

PROPOSAL #12.: Authorize the Board of Directors to:          ISSUER             NO              N/A                  N/A

(a) implement the Employee Share Purchase Plan 2010

(ESPP 2010) reserved for all or part of the employees

 of all or part of the companies comprised within the

 scope of consolidation of the consolidated financial

 statements for a maximum number of 2,500,000

ArcelorMittal shares; and (b) for the purposes of the

 implementation of the ESPP 2010, issue new shares

within the limits of the Company's authorized share

capital and/or deliver treasury shares up to a

maximum of 2,500,000 fully paid-up ArcelorMittal

shares during the period from this General Meeting to

 the general meeting of shareholders to be held in

2011; and (c) do or cause to be done all such further

 acts and things as the Board of Directors may

determine to be necessary or advisable in order to

implement the content and purpose of this resolution;

 acknowledge that the maximum total number of

2,500,000 shares of the Company represents about 0.16

 % of the Company's current issued share capital on a

PROPOSAL #E.13: Approve, in accordance with Article          ISSUER             NO              N/A                  N/A

7.3, Paragraph 3, of the Articles of Association of

the Company, the General Meeting decides to assent to

 direct or indirect transfers of shares of the

Company among persons included in the definition of

Mittal Shareholder (as defined in Article 8.4 of the

Articles of Association), including without

limitation by means of transfers to trustees of

trusts of which Mr. and/or Mrs. Lakshmi N. Mittal

and/or their heirs and successors are beneficiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASTELLAS PHARMA INC.

  TICKER:                  N/A                 CUSIP:   J03393105

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Reduce Term of                 ISSUER            YES             FOR                  FOR

Office of Directors to One Year

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Provision of Remuneration to Directors         ISSUER            YES             FOR                  FOR

for Stock Option Scheme as Stock-Linked Compensation

Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ATLAS COPCO AB

  TICKER:                  N/A                 CUSIP:   W10020118

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER            YES             FOR                  FOR

Sune Carlsson as the Chairman of the Meeting

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of one or two persons to                   ISSUER            YES             FOR                  FOR

approve the minutes

PROPOSAL #5: Approve to determine whether the Meeting        ISSUER            YES             FOR                  FOR

 has been properly convened or not

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report as well as the consolidated

annual report and the consolidated Auditor's report

PROPOSAL #7: Approve the President's speech and the          ISSUER            YES             FOR                  FOR

questions from Shareholders to the Board of Directors

 and the Management

PROPOSAL #8: Receive the report on the functions of          ISSUER            YES             FOR                  FOR

and work performed by the Board of Directors and its

Audit Committee

PROPOSAL #9.A: Approve the profit and loss account            ISSUER            YES             FOR                  FOR

and the balance sheet and the consolidated profit and

 loss account and the consolidated balance sheet as

well as the presentation by the Auditor balance sheet

PROPOSAL #9.B: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Board Members and the President

PROPOSAL #9.C: Approve to pay a dividend of SEK 3.00         ISSUER            YES             FOR                  FOR

per share for the year 2009

PROPOSAL #9.D: Approve that 03 MAY 2010 shall be                ISSUER            YES             FOR                  FOR

record day for the dividend; if the meeting decides

as proposed, the dividend is expected to be

distributed by Euroclear Sweden AB on 06 MAY 2010 as

proposed by the Board

PROPOSAL #10: Receive the report on the Nomination            ISSUER            YES             FOR                  FOR

Committee and approve to determine the number of

Board Members at ten

PROPOSAL #11: Re-elect Sune Carlsson, Jacob                        ISSUER            YES             FOR                  FOR

Wallenberg, Staffan Bohman, Christel Bories, Johan

Forssell, Ronnie Leten, Ulla Litzen, Anders Ullberg

and Margareth Ovrum and election of Gunilla Nordstrom

 as the Members of the Board, and elect Sune Carlsson

 as the Chairman and Jacob Wallenberg as the Vice

Chairman of the Board of Directors

PROPOSAL #12: Approve a fee of SEK 1,500,000 to the          ISSUER            YES             FOR                  FOR

Chairman, SEK 550,000 to the Vice Chairman and SEK

450,000 to each of the other seven Board Members not

employed by the Company; a fee to the Members of the

Audit Committee of SEK 200,000 to the Chairman and

SEK 125,000to the other Members of this Committee; a

fee of SEK 60,000 to each of the Members of the

Remuneration Committee and a fee of SEK 60,000 to

each Board Member who, in addition to the above,

participates in a Committee in accordance with a

decision of the Board of Directors; approve that each

 nominated Board Member shall have the possibility to

 choose between receiving 50% of the fee in the form

of synthetic shares and the rest in cash and to

receive the whole fee in cash; CONTD.

PROPOSAL #13: Election of the Registered Audit                   ISSUER            YES             FOR                  FOR

Company, Deloitte AB, as the Auditor until

PROPOSAL #14.A: Approve the guiding principles for            ISSUER            YES             FOR                  FOR

salary and other remuneration to the Senior Executives

PROPOSAL #14.B: Approve a performance stock option            ISSUER            YES             FOR                  FOR

plan for 2010

PROPOSAL #14.C: Authorize the Board, until the next          ISSUER            YES             FOR                  FOR

AGM, to decide, on one or more occasions, on the

acquisition of shares in the Company as follows:

acquisition of not more than 5,730,000 Series A

shares; the shares may only be acquired on NASDAQ OMX

 Stockholm; the shares may only be acquired at a

price per share within the registered trading

interval at any given point in time; the acquisition

is made with the intention to limit the economic risk

 caused by an increase of the share value during the

period the performance stock options remain

outstanding, to be able to fulfill future delivery

obligations under personnel option and matching share

 agreements, to cover alternative solutions and cash

settlements as well as to cover social charges; and

approve to transfer shares in the Company in relation

 to the Company's Personnel Option Program 2010,

including the share saving/matching share part

PROPOSAL #15: Authorize the Board, until the next              ISSUER            YES             FOR                  FOR

AGM, to sell, at one or more occasions, a maximum of

1,600,000 Series A shares and maximum of 2,400,000

Series B shares, in connection with the exercise of

rights under the 2006 and 2007 Performance Stock

Option Plans and maximum 925,000 Series A shares in

connection with the exercise of rights under the 2008

 performance stock option plan in order to cover

costs, primarily alternative plans and social costs

as well as cash settlements (plan 2008); and that the

 sale shall take place on NASDAQ OMX Stockholm at a

price within the registered price interval at any

PROPOSAL #16: Authorize the Board, until the next AGM        ISSUER            YES             FOR                  FOR

 and, considering the proposals above under Items 12

and 14 regarding mandate for the Board to acquire

shares as well as to the number of shares held by the

 Company, to decide on the acquisition of shares, at

one or more occasions, in accordance with the

following: acquisition of shares is allowed up to a

maximum of 5% of all issued shares, excluding those

shares that are held by the Company at the time of

the AGM 2010, but including the shares the Company

will acquire based on mandates granted at that AGM;

the shares may only be acquired on NASDAQ OMX

Stockholm; and that the shares may only be acquired

at a price per share within the registered trading

interval at any given point in time

PROPOSAL #17: Approve the proposal regarding the                ISSUER            YES             FOR                  FOR

Nomination Committee

PROPOSAL #18: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AU OPTRONICS CORP.

  TICKER:                  AUO                 CUSIP:   002255107

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #B1: TO ACCEPT THE 2009 BUSINESS REPORT AND         ISSUER            YES             FOR                  FOR

FINANCIAL STATEMENTS

PROPOSAL #B2: TO ACCEPT THE APPROPRIATION OF RETAINED        ISSUER            YES             FOR                  FOR

 EARNINGS FOR 2009 LOSSES

ELECTION OF DIRECTOR: KUEN-YAO (KY) LEE*                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HSUAN BIN (HB) CHEN*                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAI-JUH CHEN*                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHUANG-LANG PENG*                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KO-YUNG (ERIC) YU**                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HUI HSIUNG**                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. JEN-CHUAN CHWANG@                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHANG-HAI TSAI$                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V. HUEY-JUAN HSIEH***                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MEI-YUE HO***                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BING-HE YANG***                                    ISSUER            YES             FOR                  FOR

PROPOSAL #D1: TO APPROVE THE PROPOSAL FOR THE                     ISSUER            YES             FOR                  FOR

REVISIONS TO THE HANDLING PROCEDURES FOR PROVIDING

ENDORSEMENTS AND GUARANTEES FOR THIRD PARTIES, AND

HANDLING PROCEDURES FOR CAPITAL LENDING

PROPOSAL #D2: TO APPROVE THE PROPOSAL OF RELEASING            ISSUER            YES             FOR                  FOR

DIRECTORS FROM NON-COMPETITION RESTRICTIONS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUSTRALIA & NEW ZEALAND BANKING GROUP LTD, MELBOUR

  TICKER:                  N/A                 CUSIP:   Q09504137

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To consider the annual report,                       ISSUER             NO              N/A                  N/A

financial report and the reports of the Directors and

 the Auditor for the YE 30 SEP 2009

PROPOSAL #2.: Approve, for the purposes of ASX                   ISSUER            YES         ABSTAIN           AGAINST

Listing Rule 7.4, the issue of equity securities by

the Company, as specified

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 SEP 2009

PROPOSAL #4.a: Re-elect Mr. J.P. Morschel as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.b: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: elect Mr. R.J. Reeves as a

Director

PROPOSAL #4.c: Elect Mr. Lee Hsien Yang as a                       ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTONOMY CORPORATION PLC, CAMBRIDGE

  TICKER:                  N/A                 CUSIP:   G0669T101

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts of the          ISSUER            YES             FOR                  FOR

Company for the FYE 31 DEC 2009 together with the

Directors' report, the Directors' remuneration report

 and the Auditors' report on those accounts and the

auditable part of the remuneration report

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report included in the annual report and accounts for

 the YE 31 DEC 2009

PROPOSAL #3.: Approve the appointment of Robert Webb         ISSUER            YES             FOR                  FOR

as a Director, such appointment having occurred after

 the conclusion of the last AGM of the Company

PROPOSAL #4.: Re-elect Sushovan Hussain as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #5.: Re-elect Michael Lynch as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect John McMonigall as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7.: Re-elect Richard Perle as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #8.: Re-elect Barry Ariko as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #9.: Re-appoint Deloitte LLP as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company in accordance with Section 489 of the

 Companies Act 2006 to hold office until the

conclusion of the next general meeting at which the

accounts of the Company are laid

PROPOSAL #10.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to determine the Auditors' remuneration for the

ensuing year

PROPOSAL #11.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, in accordance with Section 551 of the

Companies Act 2006 [the Act], to allot equity

securities [within the meaning of Section 560 of the

Act]: [a] up to an aggregate nominal amount of GBP

267,640.32; and [b] up to an aggregate nominal amount

 of GBP 267,640.32 in connection with a rights issue

[as specified in the Listing Rules issued by the

Financial Services Authority pursuant to Part VI of

the Financial Services and Markets Act 2000], to

holders of equity securities, in proportion to their

respective entitlements to such equity securities,

but subject to such exclusions or other arrangements

as the directors may deem necessary or expedient in

relation to treasury shares, fractional entitlements,

 record dates, legal or practical problems in or

under the laws of any territory or the requirements

of any regulatory body or Stock Exchange; [Authority

expires at the conclusion of the Company'S AGM in

2011]; and the Directors may allot equity securities

after the expiry of this authority in pursuance of

such an offer or agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 11 above of the notice of

meeting of which this resolution forms part, pursuant

 to Section 570 of the Companies Act 2006 [the Act]

to allot equity securities [within the meaning of

Section 560 of the Act]: [a] pursuant to the

authority conferred by Resolution 11[a] of the notice

 of meeting of which this resolution forms part, as

if Section 561 of the Act did not apply to any such

allotment, provided that this power shall be limited

to: [i] the allotment of equity securities in

connection with any rights issue or other issue or

offer by way of rights [including, without

limitation, under an open offer or similar

arrangement] to holders of equity securities, in

proportion to their respective entitlements to such

equity securities, but subject to such exclusions or

other arrangements as the directors may deem

necessary or expedient in relation to treasury

shares, fractional entitlements, record dates, legal

or practical problems in or under the laws of any

territory or the requirements of any regulatory body

or Stock Exchange; and [ii] the allotment of equity

securities [otherwise than pursuant to this

resolution above] up to an aggregate nominal value of

 GBP 40,146.05; and [b] pursuant to the authority

conferred by Resolution 11[b] of the notice of

meeting of which this resolution forms part, as if

Section 561 of the Act did not apply to any such

allotment, provided that this power shall be limited

to the allotment of equity securities in connection

with a rights issue [as defined in the Listing Rules

issued by the Financial Services Authority pursuant

to Part VI of the Financial Services and Markets Act

2000] to holders of equity securities, in proportion

to their respective entitlements to such equity

securities, but subject to such exclusions or other

arrangements as the directors may deem necessary or

expedient in relation to treasury shares, fractional

entitlements, record dates, legal or practical

problems in or under the laws of any territory or the

 requirements of any regulatory body or Stock

Exchange; [Authority expires at the conclusion of the

 AGM of the Company'S AGM in 2011]; and the Directors

 may allot equity securities after the expiry of this

PROPOSAL #S.13: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases [within the meaning

 of Section 693[4] of that Act] on the London Stock

Exchange of ordinary shares of 1/3 pence each in the

capital of the Company provided that: [a] the maximum

 aggregate number of ordinary shares to be purchased

is 24,087,628 [representing approximately 10% of the

Company's issued ordinary share capital]; [b] the

minimum price which may be paid for such shares is

1/3 pence per share; [c] the maximum price which may

be paid for an ordinary share shall not be more than

5% above the average of the middle market quotations

for an ordinary share as derived from the London

Stock Exchange Daily Official List for the five

business days immediately preceding the date on which

 the ordinary share is purchased; and [Authority

expires at the conclusion of the Company'S AGM in

2011]; the Company, before the expiry, may make a

contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #S.14: Approve, that the Company may hold            ISSUER            YES             FOR                  FOR

general meetings of shareholders [other than AGM's]

at not less than 14 clear days' notice, [Authority

expires the earlier of the conclusion of the AGM of

the Company to be held in 2011 or 15 months after the

 passing of this resolution]

PROPOSAL #S.15: Adopt the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company in substitution for, and to the exclusion

 of, the existing Articles of Association, as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  B2W COMPANHIA GLOBAL DO VAREJO

  TICKER:                  N/A                 CUSIP:   P19055113

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve to take knowledge of the                     ISSUER            YES             FOR                  FOR

Directors accounts, to examine, discuss and the

Company's consolidated financial statements for the

FYE 31 DEC 2009

PROPOSAL #II: Approve to decide concerning the                   ISSUER            YES             FOR                  FOR

proposal for the capital budget prepared for the

purposes of Article 196 of Law Number 6404 76

PROPOSAL #III: Approve to decide regarding the                   ISSUER            YES             FOR                  FOR

proposal for the allocation of the net profit for the

 FYE on 31 DEC 2009, and ratify the distribution of

dividends from the earned profits account in the

financial statements, approved for the Board of

Directors in meeting held on 11 MAR 2010

PROPOSAL #IV: Approve to set the monthly global                 ISSUER            YES         AGAINST           AGAINST

remuneration of the Board of Directors for the year

2010

PROPOSAL #V: Election of Members of the Board of                ISSUER            YES             FOR                  FOR

Directors, in view of the closure of the mandate of

Board Member elected on the basis of Article 150 of

Law Number 6404 76

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  B2W COMPANHIA GLOBAL DO VAREJO

  TICKER:                  N/A                 CUSIP:   P19055113

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the main part of Article 23 of            ISSUER            YES             FOR                  FOR

the Corporate Bylaws of the Company to provide for in

 them that the executive committee of the Company

will be composed of i] a single president officer, in

 the place of two president officers, ii] two

operational officers, in place of a single

operational officer. as a result of the amendments to

 the main part of Article 23, to adapt Paragraphs 7

and 10 of the same Article, to exclude Chapter X,

transitory provisions, and the respective Article 51

from the Corporate Bylaws of the Company, all in

accordance with a proposal from the Management of the

 Company that has already been made available to the

PROPOSAL #2.: Approve to consolidate the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAE SYSTEMS PLC

  TICKER:                  N/A                 CUSIP:   G06940103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Michael Hartnall as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Sir peter Mason as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Richard Olver as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Elect Paul Anderson as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Linda Hudson as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Nicholas Rose as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-appointment of the Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #12.: Approve the political donations up to         ISSUER            YES             FOR                  FOR

specified limits

PROPOSAL #13.: Grant authority to allot issue new              ISSUER            YES             FOR                  FOR

shares

PROPOSAL #s.14: Approve the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #s.15: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #s.16: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #s.17: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL S A MEDIUM  TERM NTS BOOK ENTRY 14

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.A: Approve the Merger of the shares of            ISSUER            YES             FOR                  FOR

Besc S.A. Arrendamento Mercantil Bescleasing and of

Besc Financeira S.A. Credito, Financiamento E

Investimentos Bescredi by Banco Do Brasil S.A., to

examine, discuss and approve the protocol and

justification of merger of Besc S.A. Arrendamento

Mercantil Bescleasing Company being merged and of

Besc Financeira S.A. Credito, Financiamento E

Investimentos Bescredi Company being merged by Banco

Do Brasil S.A. Company conducting the Merger

PROPOSAL #I.B: Approve and ratify the appointment of         ISSUER            YES             FOR                  FOR

KPMG Auditores Independentes, with Corporate Taxpayer

 Id Cnpjmf Number 57.755.217.0001.29, with its Head

Office at Rua Dr. Renato Paes De Barros, 33, 17th

floor, Itaim Bibi, Sao Paulo, Sao Paulo, as the

Company responsible for the book equity valuation

reports being merged and of the Company conducting

the merger

PROPOSAL #I.C: Approve and ratify the appointment of         ISSUER            YES             FOR                  FOR

the Company PricewaterhouseCoopers Corporate Finance

and recovery Ltda., with Corporate Taxpayer Id Cnpjmf

 Number 05.487.514.0001.37, with its Head Office at

Avenida Francisco Matarazzo 1400, first floor, left

side part, Torre Torino, Agua Branca neighborhood,

Sao Paulo, Sao Paulo, responsible for the valuation

report of the Company conducting the merger according

 to the trading price of its shares on the securities

PROPOSAL #I.D: Approve and examine and the valuation         ISSUER            YES             FOR                  FOR

reports

PROPOSAL #I.E: Approve and declare the mergers of the        ISSUER            YES             FOR                  FOR

 Companies Bescleasing and Bescredi into Banco Do

Brasil S.a. effective, in accordance with the terms

of the protocol and justification of merger, as well

as to authorize the management of Banco Do Brasil

S.A. to do all the complementary acts necessary to

the mentioned mergers

PROPOSAL #I.F: Approve the increase of Banco Do                 ISSUER            YES             FOR                  FOR

Brasil S.A. share capital as a function of the

mentioned Corporate Mergers, through the transfer of

the equity of the Companies being merged to the

Company conducting the merger, in accordance with the

 terms of the protocol and justification of merger

PROPOSAL #II: Approve the capitalization of the                 ISSUER            YES             FOR                  FOR

balances recorded in the capital reserve donations

and tax incentives and profit reserve Bylaws reserve

and operating margin reserve, without the issuance of

 new shares

PROPOSAL #III: Approve the increase of the authorized        ISSUER            YES             FOR                  FOR

 capital

PROPOSAL #IV: Approve the amendment of the Article 7         ISSUER            YES             FOR                  FOR

and 8 of the Corporate Bylaws resulting from the

matters contained in items I, II and III

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL S A MEDIUM  TERM NTS BOOK ENTRY 14

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Receive the administrators accounts, to        ISSUER             NO              N/A                  N/A

 examine, discuss and vote on the administrators

report, the financial statements and the accounting

statements accompanied by the independent Auditors

report regarding the FYE on 31 DEC 2009

PROPOSAL #II.: Approve to deliberate on the                        ISSUER             NO              N/A                  N/A

distribution of the FYs net profits and the

distribution of dividends

PROPOSAL #III.: Election of the Members of the                   ISSUER             NO              N/A                  N/A

Finance Committee

PROPOSAL #IV.: Approve to set the remuneration for            ISSUER             NO              N/A                  N/A

the Members of Financial Committee

PROPOSAL #V.: Approve to set the Directors                          ISSUER             NO              N/A                  N/A

remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the share capital            ISSUER            YES             FOR                  FOR

increase of Banco Do Brasil S.A., in light of the

Corporate Mergers of Banco Do Estado Ee Santa

Catarina S.A. Besc, of Besc S.A. Credito Imobiliario

Bescri, of Banco Do Estado Do Piaui S.A. Bep, and of

the capitalization of the balance recorded in

expansion reserves, this without the issuance of new

PROPOSAL #2.: Amend the Article 7 of the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of Banco Do Brasil S.A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification         ISSUER            YES             FOR                  FOR

of merger of Banco Nossa Caixa S.A. into Banco Do

Brasil S.A

PROPOSAL #2.: Approve and ratify the appointment [i]         ISSUER            YES             FOR                  FOR

of the Company PricewaterhouseCoopers Corporate

Finance and Recovery LTDA, with Corporate Taxpayer Id

 CNPJ-MF Number 05.487.514-0001-37, with its

headquarters at Avenida Francisco Matarazzo Number

1400, first floor, left side (part), Torre Torino,

Agua Branca Neighborhood, Sao Paulo, Sao Paulo, as

being responsible for the valuation report for Banco

Do Brasil S.A according to the trading price of the

shares on the securities market and according to the

economic value determined using the discounted cash

flow method [ii] of Banco Fator S.A, with corporate

taxpayer ID CNPJ-MF Number 33.644.196-0001-06, with

its headquarters at Rua Dr. Renato Paes de barros,

number 1017, eleventh and twelfth floors, Itaim Bibi,

 Sao Paulo, Sao Paulo, as being responsible for the

valuation report for Nossa Caixa S.A, according to

the economic value determined using the discounted

cash flow method iii. of KPMG Auditores

Independentes, with corporate taxpayer id CNPJ-MF

Number 57.755.217-0001-29, with its headquarters at

rua dr. renato paes de barros, number 33, seventeenth

 floor, itaim bibi, sao paulo, sao paulo, as being

responsible for the book equity valuation report for

PROPOSAL #3.: Approve the valuation reports mentioned        ISSUER            YES             FOR                  FOR

 in item 2 above

PROPOSAL #4.: Approve and declare effective the                 ISSUER            YES             FOR                  FOR

corporate merger of Banco Nossa Caixa S.A. into Banco

 Do Brasil S.A. in accordance with the terms of the

protocol and justification of merger, as well as to

authorize the management of Banco Do Brasil S.A. to

do all the complementary acts necessary for the

mentioned merger

PROPOSAL #5.: Approve the capital increase of Banco          ISSUER            YES             FOR                  FOR

Do Brasil S.A. as a function of the Corporate merger

referred to above, through the transfer of the net

equity from the Company being merged to the Company

carrying out the merger, in accordance with the terms

 of the protocol and justification of the merger

PROPOSAL #6.: Amend the Article 7 of the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of Banco Do Brasil S.A.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL, BRASILIA

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to conducting a public offering         ISSUER            YES             FOR                  FOR

for the primary distribution of shares issued by

Banco Do Brasil S.A. in conjunction with a public

offering for the secondary distribution of shares

issued by Banco Do Brasil S.A. owned by certain

selling shareholders, to be conducted in Brazil, on

the unorganized over the counter market, in

accordance with the procedures established by

securities commission, from here onward the CVM,

instruction number 400 of 29 DEC 2003, as amended,

and, also, with efforts at placement abroad, using

the investment mechanisms regulated by the national

monetary council, by the Central Bank of Brazil and

by the CVM, in United States of America, for

qualified institutional investors, as defined in Rule

 144A published by the securities and exchange

PROPOSAL #CONT: CONTD..from here onward the sec in            ISSUER             NO              N/A                  N/A

transactions that are exempt from registration in

accordance with that which is provided for in the

Securities Act of 1933, from here onward the

securities act, and in the regulations published on

the basis of the securities act and, in other

countries, in accordance with the law in effect in

the country of domicile of each investor and in

accordance with regulation'S published by the sec,

from here onward the offering, and definition of the

other conditions of the offering, except for the

issuance price of the shares

PROPOSAL #2: Approve to increase of the share capital        ISSUER            YES             FOR                  FOR

 of Banco Do Brasil S.A., within the limits of the

authorized capital, accordance with the terms of its

Corporate Bylaws, through the issuance of 286,000,00

0 new, common shares, all of which a re nominative,

book entry and with no par value, free and

unencumbered by any encumbrance or lien, which will

be the object of a public subscription within the

framework of the offering, with a reduction of the

period for the exercise of the preemptive right to a

minimum of three days, in accordance with the terms

of the sole paragraph of Article 8 of the Corporate

Bylaws and Article 172, I, of Law Number 6404 15 DEC

1976, as amended, from here onward the Corporations

Law, with it being the case that the exact period for

 the exercise of the preemptive right i) will be

defined within the framework .CONTD

PROPOSAL #CONT: CONT of the offering, with the                   ISSUER             NO              N/A                  N/A

objective of making the exercise of the preemptive

right compatible with the procedure of the offering,

ii) should be contained within the offering

documents, including notices to the market and an

announcement that it is beginning, and iii) it will

be the subject of a specific notice to the

shareholders of Banco Do Brasil S.A. with detail'S

regarding the exercise of the pre emptive right. all

the new, common shares issued will have the right t

receive dividends and interest on shareholder equity

that may be declared by Banco Do Brasil S.A.

beginning on the date of settlement of the shares

that are the object of the offering and to all the

other rights and benefits that may be conferred to

the other common shares of Banco Do Brasil S.A., on

PROPOSAL #3: Approve the disposition of the shares in        ISSUER            YES             FOR                  FOR

 treasury arising from the processes of the merger of

 Banco Do Estado De Santa Catarina S.A. of Besc S.A.

Credito Imobiliario and of Banco Do Estado Do Piaui

S.A.

PROPOSAL #4: Authorize the board of Directors of                ISSUER            YES             FOR                  FOR

powers to establish the issuance price of the shares

that are the object of the capital increase, in

accordance with the terms of Article 170, Paragraph

2, of the Corporations Law, observing the book

building procedure to be carried out within the

framework of the offering, in the manner that is

provided for in Article 170, Paragraph 1, of the

Corporations Law and Article 44 of CVM Instruction 400

PROPOSAL #5: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

ratify the respective share capital increase, once

the subscription and paying in of the shares to be

issued as a result of the capital increase within the

 framework of the offering is verified

PROPOSAL #6: Authorize the Board of Directors to take        ISSUER            YES             FOR                  FOR

 all the measures and do all the acts that may be

necessary or convenient for carrying out the

offering, as well as to ratify all the other acts

that have already been done

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL, BRASILIA

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification         ISSUER            YES             FOR                  FOR

of merger of Banco Popular Do Brasil S.A., which is

the Company being merged, into Banco Do Brasil S.A

which is the company conducting the merger

PROPOSAL #2.: Approve and ratify the appointment of          ISSUER            YES             FOR                  FOR

KPMG Auditors Independentes, with corporate taxpayer

ID number 57.755.217.0001.29 ,with its headquarters

at RUA Dr. Renato Paes De Barros, 33, 17th floo r,

Itaim Bibi, Sao Paulo, as responsible for the

evaluation report of the book shareholder equity of

the Company being merged

PROPOSAL #3.: Approve the evaluation report mentioned        ISSUER            YES             FOR                  FOR

 in the previous item

PROPOSAL #4.: Approve and declare effective the                 ISSUER            YES             FOR                  FOR

corporate merger of Banco Popular Do Brasil S.A. into

 Banco Do Brasil S.A. in accordance with the terms of

 the protocol and justification of merger, as well as

 to authorize the management of Banco Do Brasil S.A

to do all the complementary acts necessary for the

mentioned merger

PROPOSAL #5.: Approve the transfer of the shareholder        ISSUER            YES             FOR                  FOR

 equity from the Company being merged to the Company

carrying out the merger, in accordance with the terms

 of the protocol and justification of merger

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL, BRASILIA

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the acquisition, by Banco Do              ISSUER            YES             FOR                  FOR

Brasil S.A., of a corporate ownership interest

equivalent to 366,825,016 common, book entry, class B

 shares of Banco Patagonia S.A., corresponding to 51%

 of the share capital and of the voting capital in

circulation, in the same proportion, in light of the

provision in line I of Article 256 and line B of the

sole paragraph of Article 247, both in Law 6404 of 15

 DEC 1976, from here onward the Brazilian Corporate

PROPOSAL #2: Ratify the share purchase and sale                 ISSUER            YES             FOR                  FOR

agreement, accompanied by the valuation report of

Banco Patagonia S.A., in accordance with the terms of

 paragraph 1 of Article 256 of the Brazilian

Corporate law

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER SA, SANTANDER

  TICKER:                  N/A                 CUSIP:   E19790109

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts  balance              ISSUER            YES             FOR                  FOR

sheet, profit and loss account, state of recognized

income and expense, total state of changes in equity,

 cash flow statement and annual report  and the

management of Banco Santander, SA and its

consolidated group, all with respect to the YE 31 DEC

PROPOSAL #2: Approve the application for tax year 2009      ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Appointment of D. Becerro de Bengoa            ISSUER            YES             FOR                  FOR

Jado Angel as a Director

PROPOSAL #3.b: Re-election of D. Francisco Javier              ISSUER            YES             FOR                  FOR

Botin-Sanz De Sautuola and O Shea Tercero as the

Directors

PROPOSAL #3.c: Re-election of Ms Isabel Tocino                   ISSUER            YES             FOR                  FOR

Biscarolasaga as a Director

PROPOSAL #3.d: Re-election of D. Fernando de Asua              ISSUER            YES             FOR                  FOR

Alvarez as a Director

PROPOSAL #3.e: Re-election of D. Alfredo Saenz Abad          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Re-appointment of Auditor for the year          ISSUER            YES             FOR                  FOR

2010

PROPOSAL #5: Authorize the bank and its subsidiaries         ISSUER            YES             FOR                  FOR

to acquire own shares pursuant to the provisions of

Article 75 of the Companies Act, thereby canceling

the unused portion of the authorization granted by

the AGM of shareholders on 19 JUN 2009

PROPOSAL #6: Approve the delegation to the Board of          ISSUER            YES             FOR                  FOR

Directors of the power to execute the agreement

adopted by the Board to increase the share capital in

 accordance with the provisions of Article 153.1) of

the Companies Act, nullifying the authority granted

by the said general meeting of 19 JUN 2009

PROPOSAL #7.a: Approve the increased capital by the          ISSUER            YES             FOR                  FOR

amount determined under the terms of the deal by

issuing new ordinary shares of medium  0.5  par value

 each, without premium, in the same class and series

as those currently in circulation , from voluntary

reserves from retained earnings, forecast allowance

can express incomplete, with authority to delegate

his time in the executive committee, to set the

conditions the increase in all matters not covered by

 the general meeting, make losactos necessary for

their execution, adapt the wording of paragraphs 1

and 2 of section 5 of the Bylaws to the new amount of

 share capital and provide public and private

documents as are necessary for the execution of the

increase, application to the competent bodies,

PROPOSAL #CONTD: ..CONTD  for admission to trading of        ISSUER             NO              N/A                  N/A

 the new shares on the Stock Exchanges of Madrid,

Barcelona, Bilbao and Valencia, through the automated

 quotation system  continuous market  and the Stock

foreign securities traded in the shares of Banco

Santander  Lisbon, London, Milan, Buenos Aires,

Mexico and, through ADSs, in the New York Stock

Exchange , as required at each one of them

PROPOSAL #7.b: Approve to increased capital by the            ISSUER            YES             FOR                  FOR

amount determined under the terms of the deal by

issuing new ordinary shares of medium  0.5  par value

 each, without premium, in the same class and series

as those currently in circulation , from voluntary

reserves from retained earnings, forecast allowance

can express incomplete, delegation of powers to the

Board of Directors, with authority to delegate his

time in the Executive Committee, to set the

conditions the increase in all matters not covered by

 the General Board, perform the acts required for

their execution, adapt the wording of paragraphs 1

and 2 of Article 5 of the Bylaws to the new amount of

 share capital and provide public and private

documents as are necessary for the execution of the

increase, application to the competent bodies,

PROPOSAL #CONTD: ..CONT for admission to trading of          ISSUER             NO              N/A                  N/A

the new shares on the Stock Exchanges of Madrid,

Barcelona, Bilbao and Valencia, through the Automated

 Quotation System  Continuous Market  and the Stock

foreign securities traded in the shares of Banco

Santander  Lisbon, London, Milan, Buenos Aires,

Mexico and, through ADSs, in the New York Stock

Exchange , as required At each one of them

PROPOSAL #8: Approve the delegation to the Board of          ISSUER            YES             FOR                  FOR

Directors of the power to issue simple fixed income

securities or debt instruments of similar nature

including cedulas, promissory notes or warrants , as

well as debt securities convertible or exchangeable

into shares of society, in relation to fixed income

securities convertible or exchangeable into shares of

 the Company, setting criteria for the determination

of the bases and conditions for the conversion and /

or exchange and attribution to the Board of Directors

 of the powers of increase in el capital the amount

necessary, so as to exclude the preferential

subscription right of shareholders, to rescind the

unused portion of the delegation conferred by the

agreement Ninth II  of the ordinary general meeting

of shareholders of 19 JUN 2009

PROPOSAL #9.a: Approve the policy of long-term                   ISSUER            YES             FOR                  FOR

incentives granted by the Board of Directors, new

courses relating to specific actions plans for

delivery of Santander for execution by the Bank and

Santander Group companies and linked to the evolution

 of total return to shareholders or certain

requirements for permanence and evolution of the Group

PROPOSAL #9.b: Approve the incentive scheme for                 ISSUER            YES             FOR                  FOR

employees of UK Plc Santander, and other Group

companies in the UK by the Bank's stock options and

linked to the contribution of monetary amounts and

certain newspapers stay requirements

PROPOSAL #10: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

interpret, correct, add, implementation and

development of agreements adopted by the Board, so as

 to substitute the powers received from the Board and

 granting of powers to the elevation to instrument

public of such agreements

PROPOSAL #11: Receive the report on the remuneration         ISSUER            YES             FOR                  FOR

policy for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARCO NV, KORTRIJK

  TICKER:                  N/A                 CUSIP:   B0833F107

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation and discussion of the                ISSUER             NO              N/A                  N/A

annual report of the Board of Directors and the

report of the Statutory Auditor on (i) the annual

accounts of Barco NV and (ii) the consolidated annual

 accounts for the FY ending 31 DEC 2009

PROPOSAL #2.: Approve the annual accounts of Barco NV        ISSUER             NO              N/A                  N/A

 for the FY ending 31 DEC 2009, and the distribution

of the results and decides not to distribute a

PROPOSAL #3.: Presentation of the consolidated annual        ISSUER             NO              N/A                  N/A

 accounts for the FY ending 31 DEC 2009

PROPOSAL #4.: Grant discharge to each 1 of the                   ISSUER             NO              N/A                  N/A

Directors for the execution of their mandate during

the FY ending 31 DEC 2009

PROPOSAL #5.: Grant discharge to the Statutory                   ISSUER             NO              N/A                  N/A

Auditor for the execution of its mandate during the

FY ending 31 DEC 2009

PROPOSAL #6.a: Re-appointment of Mr. Herman Daems [19        ISSUER             NO              N/A                  N/A

 JUL1946] living at 3210 Linden, Kruisbooglaan 20 for

 a duration of 2 years as of the closing of this

general meeting until the closing of the AGM of 2012

PROPOSAL #6.b: Re-appointment of Mr. Eric Van Zele            ISSUER             NO              N/A                  N/A

[19 MAY 1948] living at 1560 Hoeilaart, Hertenlaan 9

for a duration of 4 years as of the closing of this

general meeting until the closing of the AGM of 2014

PROPOSAL #6.c: Re-appointment the Independent                     ISSUER             NO              N/A                  N/A

Director pursuant to Article 524 Section 4 of the

Belgian Code of Companies for a duration of 4 years

as of the closing of this AGM until the closing of

the AGM of 2014 of BVBA Praksis, Company Registry

Leuven, Enterprise Registry number 0451.476.206, with

 registered office at 2970 Schilde, De Goudvink 29,

permanently represented by Dr. Bruno Holthof [10

JUL1961] living at 2970 Schilde, De Goudvink 29

PROPOSAL #6.d: Re-appointment the Independent                     ISSUER             NO              N/A                  N/A

Director pursuant to Article 524 Section 4 of the

Belgian Code of Companies for a duration of 4 years

as of the closing of this AGM until the closing of

the AGM of 2014 of Lumis NV, Company Registry Leuven,

 Enterprise Registry number 0960.868.466, with

registered office at 3212 Pellenberg, Slijkstraat 67,

 permanently represented by Mr. Luc Missorten [24 JUN

 1955] living at 3212 Pellenberg, Slijkstraat 67

PROPOSAL #6.e: Appointment for a duration of 2 years         ISSUER             NO              N/A                  N/A

as of the closing of this AGM until the closing of

the AGM of 2012 of Marc Ooms BVBA, Company Registry

Gent, Enterprise Registry number 0478 085 581, with

registered office at 9000 Gent, Hofbouwlaan, 3,

permanently represented by Mr. Marc Ooms [18 NOV

1951] living at 1050 Brussel, Emile Duraylaan 58

PROPOSAL #6.f: Re-appointment of Mr. Marc Vercruysse         ISSUER             NO              N/A                  N/A

[11 MAR 1959] living at 2530 Boechout,

Appelkantstraat 101Afor a duration of 2 years as of

the closing of this general meeting until the closing

 of the AGM of 2012

PROPOSAL #6.g: Approve, pursuant to Article 17 of the        ISSUER             NO              N/A                  N/A

 by-laws the general meeting sets the aggregate

annual remuneration of the entire Board of Directors

at EUR 1.865.000 for the year 2010, which amount

shall be apportioned amongst the members of the Board

 according to the internal rules

PROPOSAL #7.: Presentation and discussion on                       ISSUER             NO              N/A                  N/A

Corporate Governance at Barco, including a report on

the remuneration policy

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARCO NV, KORTRIJK

  TICKER:                  N/A                 CUSIP:   B0833F107

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Receive the report of the Board of              ISSUER             NO              N/A                  N/A

Directors in implementation of Article 604 of the

Code on Companies (i) in which the board explains in

which special circumstances it may use the authorized

 capital and which are the objectives thereby being

pursued; (ii) in which the board of directors

explains the special circumstances and which are the

objectives thereby being pursued when making the

request for renewal of the authorization for use the

authorized capital, albeit under the conditions and

within the limits set forth in the Code on Companies,

 after the date of receipt of a notice from the

Banking, Finance and Insurance Commissions that it

has been advised of a public take-over bid on the

PROPOSAL #1.b: Receive the report of the Board of              ISSUER             NO              N/A                  N/A

Directors in implementation of Article 583 of the

Code on Companies in which the Board provides a

circumstantial justification for the contemplated

issue of warrants (stock-options) (i) Options Barco

03-Personnel Belgium 2010; (ii) Options Barco 03-

Personnel Foreign Countries 2010; and (iii) Options

Barco 03-Executive Managers 2010

PROPOSAL #1.c: Receive the report of the Board of              ISSUER             NO              N/A                  N/A

Directors in implementation of Articles 596 and 598

of the Code on Companies related to the cancellation

of the preference right of the current holders of

shares, bonds and warrants in connection with the

contemplated issue of warrants (stock-options) (i)

Options Barco 03-Personnel Belgium 2010; (ii) Options

 Barco 03-Personnel Foreign Countries 2010; and (iii)

 Options Barco 03-Executive Managers 2010

PROPOSAL #1.d: Receive the report of the statutory            ISSUER             NO              N/A                  N/A

Auditor of the Company in implementation of the

Articles 596 and 598 of the Code on Companies

PROPOSAL #2.: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

increase the capital in one or several times with a

maximum amount of EUR 26.600.000 during a period of 5

 years from the publication of the decision made by

the EGM related thereto in the annexes to the Belgian

 Official Journal (Belgisch Staatsblad/Moniteur

Belge), and accordingly to replace in Article 6 :

authorized capital of the Articles of Association the

 second existing sentence by the following sentence:

the Board of Directors can exercise this

authorization during a 5 years period from the

publication in the annexes to the Belgian Official

Journal (Belgisch Staatsblad/Moniteur belge) of the

decision of the EGM that has decided to grant the

PROPOSAL #3.: Authorize the Board of Directors during        ISSUER             NO              N/A                  N/A

 a 3 years period from the publication of this

amendment of the Articles of Association in the

annexes to the Belgian Official Journal [Belgisch

Staatsblad/Moniteur belge), to use the authorized

capital under the conditions and within the limits

set forth in the Code on Companies, even after the

date of receipt of a notice from the Banking, Finance

 and Insurance Commissions that it has been advised

of a public take-over bid on the titles of the

Company, and to amend the third Paragraph of Article

6 : Authorized capital of the Articles of Association

 accordingly, as follows: the Board of Directors may

exercise this authorization during a period of three

years as from the publication in the annexes to the

Belgian Official Journal (Belgisch

Staatsblad/Moniteur belge) of the decision of the EGM

 that has decided to grant the authorization

PROPOSAL #4.: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

acquire, in accordance with the provisions of Article

 620 of the Code on Companies, during a period of 5

years as from the publication of this amendment to

the Articles of Association in the annexes to the

Belgian Official Journal (Belgisch

Staatsblad/Moniteur belge), the maximum number of own

 shares or profit-sharing certificates as allowed by

the Code on companies, being 20% of the share

capital, for a price of at least EUR 1,00 and maximum

 equals the average closing price of the share over

the last 30 calendar days prior to the transaction,

increased by 10%, and furthermore, insofar as

necessary, the authorization to alienate own shares

by sale, exchange or at the stock market, at the same

 conditions as those set out for the acquisition of

own shares, and consequently replace in point 14.3 of

 Article 14 : Acquisition and alienation of own

shares the words April twenty-six two thousand and

seven by the date of the EGM that shall have decided

PROPOSAL #5.: Authorize the Board of Directors, to            ISSUER             NO              N/A                  N/A

the extent permitted by law, to acquire or transfer

own shares on the stock-exchange by means of sale,

acquisition or exchange by direct affiliate companies

 in which Barco owns the majority of the voting

rights, and this in accordance with the conditions

set out in the abovementioned authorization to

acquire and alienate own shares, being a price of at

least EUR 1,00 and maximum equals the average closing

 price of the share over the last 30 calendar days

prior to the transaction, increased by 10%

PROPOSAL #6.: Authorize the Board of Directors for            ISSUER             NO              N/A                  N/A

the acquisition and alienation of own shares shall

also be possible within the framework of warrant

(stock-option) plans in favor of members of the Board

 of Directors, and consequently point 14.1. of

Article 14 : Acquisition and alienation of own shares

 shall be supplemented with the following wording:

The board of directors has also been authorized to

acquire or alienate own shares of the company within

the framework of the obligations resulting from

warrant (stock-option) plans for employees or and/or

Members of the Board of Directors

PROPOSAL #7.1: Approve the stock-option plan in favor        ISSUER             NO              N/A                  N/A

 of the employees of the limited company Barco (the

company) and/or the Company's affiliated companies in

 Belgium, the countries of the European Union, Norway

 and Switzerland with the creation of 40.000 warrants

 (stock-options) which will be referred to as Options

 Barco 03 Personnel Belgium 2010 and each giving

right to acquire 1 existing share of the limited

liability Company, and to establish the terms and

conditions in accordance with the Stock-option Plan

Options Barco 03 personnel Belgium 2010 which will be

 sent free of charge together with the aforementioned

 reports to those (shareholders) who have complied

with the formalities required to participate to the

meeting and to the nominative shareholders, as

provided in the aforementioned Stock-option Plan

Options Barco 03 - Personnel Belgium 2010 each

warrant (stock-option) may be used to acquire1

existing share of the Company at a price equal to (a)

 the lower of (i) the average closing price of the

share as traded on the Euronext Brussels stock

exchange during 30 calendar days preceding the date

of the offer of the warrants (stock-options); or (ii)

 the final closing price of the share as traded on

the Euronext Brussels stock exchange on the last

trading day preceding the date of the offer of the

warrants (stock-options) (b) such exercise price as

applicable under the applicable legislation for

authorized stock-option plans, in the countries where

 the Plan is implemented, provided, however, that

such price shall match as closely as possible the

PROPOSAL #7.2: Approve to cancel the right of first          ISSUER             NO              N/A                  N/A

refusal of existing shareholders, bondholders and

holders of outstanding warrants (stock-options) in

favor of the employees of the limited company Barco

(the Company) and/or the company's Belgian affiliated

 companies who are nominated by the Company's Board

of Directors or the remuneration and nomination

committee as a beneficiary under the Stockoption Plan

 Options Barco 03 - Personnel Belgium 2010 the

Company's Board of Directors or the remuneration and

nomination committee will determine in accordance

with the terms of the Stock-option Plan Options Barco

 03 - Personnel Belgium 2010 the exercise price of

the warrants (stockoptions) Options Barco 03 -

Personnel Belgium 2010 which will be issued in the

future and will clearly specify the applicable

special conditions each semester the shareholders may

 review at the registered office of the Company

information on the number of warrants (stock-options)

 Options Barco 03 - Personnel Belgium 2010 which was

distributed, the average issuance price thereof and

the special conditions which may be applicable on

PROPOSAL #7.3: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

implement the decisions taken, to determine the terms

 of implementation and, in general, to do everything

which is necessary for the implementation of the

Stock-option Plan Options Barco 03 - Personnel

Belgium 2010 authorization for each member of the

Board of Directors, acting alone, to convert, after

each period during which options are exercised, the

warrants (stock-options) in question in existing

shares of the company , to deliver the shares, to

receive the amounts due, to acknowledge receipt of

such amounts and to record all amounts due in the

PROPOSAL #7.4: Approve the extent required approval,         ISSUER             NO              N/A                  N/A

in implementation of Article 556 of the Code on

Companies, of the provisions of the Stock-option Plan

 Options Barco 03 - Personnel Belgium 2010, by virtue

 of which rights are granted which could have an

impact on the Company's assets or result in a debt or

 an obligation for the Company in case of a change of

 control over the Company

PROPOSAL #8.1: Approve a stock-option plan in favor          ISSUER             NO              N/A                  N/A

of the employees of the limited company Barco (the

Company) and/or the Company's foreign affiliated

companies other than those referred to in 7.1 above

with the creation of 40,000 warrants (stock-options)

which will be referred to as Options Barco 03 -

Personnel Foreign Countries 2010 and each giving

right to acquire one (1) existing share of the

limited liability Company, and to establish the terms

 and conditions in accordance with the Stock-option

Plan Options Barco 03 - Personnel Foreign Countries

2010 which will be sent free of charge together with

the aforementioned reports to those (shareholders)

who have complied with the formalities required to

participate to the meeting and to the nominative

shareholders. As provided in the aforementioned

Stock-option Plan Options Barco 03 - Personnel

Foreign Countries 2010 each warrant (stock-option)

may be used to acquire one (1) existing share of the

Company at a price equal to (a) the lower of (i) the

average closing price of the share as traded on the

Euronext Brussels stock exchange during 30 calendar

days preceding the date of the offer of the warrants

(stock-options); or (ii) the final closing price of

the share as traded on the Euronext Brussels stock

exchange on the last trading day preceding the date

of the offer of the warrants (stock-options); or (b)

such exercise price as applicable under the

applicable legislation for authorized stock-option

plans, in the countries where the Plan is

implemented, provided, however, that such price shall

 match as closely as possible the price applicable

PROPOSAL #8.2: Approve to cancel the right of first          ISSUER             NO              N/A                  N/A

refusal of existing shareholders, bondholders and

holders of outstanding warrants (stock-options) in

favor of the employees of the limited Company Barco

(the Company) and/or the Company's foreign affiliated

 Companies who are nominated by the Company's Board

of Directors or the remuneration and nomination

committee as a beneficiary under the Stockoption Plan

 Options Barco 03 Personnel Foreign Countries 2010

the Company's Board of Directors or the remuneration

and nomination committee will determine in accordance

 with the terms of the Stock-option Plan Options

Barco 03 - Personnel Foreign Countries 2010 the

exercise price of the warrants (stock-options)

Options Barco 03 - Personnel Foreign Countries 2010

which will be issued in the future and will clearly

specify the applicable special conditions each

semester the shareholders may review at the

registered office of the Company information on the

number of warrants (stock-options) Options Barco 03 -

 Personnel Foreign Countries 2010 which was

distributed, the average issuance price thereof and

the special conditions which may be applicable on

PROPOSAL #8.3: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

implement the decisions taken, to determine the terms

 of implementation and, in general, to do everything

which is necessary for the implementation of the

Stock-option Plan Options Barco 03 - Personnel

Foreign Countries 2010 authorization for each member

of the Board of Directors, acting alone, to convert,

after each period during which options are exercised,

 the warrants (stock-options) in question in existing

 shares of the company , to deliver the shares, to

receive the amounts due, to acknowledge receipt of

such amounts and to record all amounts due in the

Company's accounts

PROPOSAL #8.4: Approve the extent required approval,         ISSUER             NO              N/A                  N/A

in implementation of Article 556 of the Code on

Companies, of the provisions of the Stock-option Plan

 Options Barco 03 - Personnel Foreign Countries 2010,

 by virtue of which rights are granted which could

have an impact on the Company's assets or result in a

 debt or an obligation for the Company in case of a

change of control over the Company

PROPOSAL #9.1: Approve a stock-option plan in favor          ISSUER             NO              N/A                  N/A

of the Executive Managers of the Company who are

nominated as beneficiary under the plan in question

with the creation of 20,000 warrants (stock-options)

which will be referred to as Options Barco 03 -

Executive Managers 2010 and each giving right to

acquire one (1) existing share of the limited

liability Company, and to establish the terms and

conditions in accordance with the Stock-option Plan

Options Barco 03   Executive Managers 2010 which will

 be sent free of charge together with the

aforementioned reports to those (shareholders) who

have complied with the formalities required to

participate to the meeting and to the nominative

shareholders. As provided in the aforementioned

Stock-option Plan Options Barco 03 - Executive

Managers 2010 each warrant (stock-option) may be used

 to acquire one (1) existing share of the Company at

a price equal to the lower of (x) the average closing

 price of the share as traded on the Euronext

Brussels stock exchange during 30 calendar days

preceding the date of the offer of the warrants

(stock-options); or (y) the final closing price of

the share as traded on the Euronext Brussels stock

exchange on the last trading day preceding the date

of the offer of the warrants (stock-options)

PROPOSAL #9.2: Approve to cancel the right of first          ISSUER             NO              N/A                  N/A

refusal of existing shareholders, bondholders and

holders of outstanding warrants (stock-options) in

connection with the contemplated issuance of warrants

 (stock-options) under the Stock-option Plan Options

Barco 03 - Executive Managers 2010 in favor of the

person who is entrusted with the assignment of Chief

Executive Officer (CEO) of the Company, being Mr.

Eric Van Zele and such for all warrants (stock-

options) which are created

PROPOSAL #9.3: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

implement the decisions taken, to determine the terms

 of implementation and, in general, to do everything

which is necessary for the implementation of the

Stock-option Plan Options Barco 03 - Executive

Managers 2010 except for the Chief Executive Officer

(CEO) of the Company, authorization for each Member

of the Board of Directors, acting alone, to convert,

after each period during which options are exercised,

 the warrants (stock-options) in question in existing

 shares of the Company, to deliver the shares, to

receive the amounts due, to acknowledge receipt of

such amounts and to record all amounts due in the

PROPOSAL #9.4: Approve the extent required approval,         ISSUER             NO              N/A                  N/A

in implementation of Article 556 of the Code on

Companies, of the provisions of the Stock-option Plan

 Options Barco 03 - Executive Managers 2010, by

virtue of which rights are granted which could have

an impact on the Company's assets or result in a debt

 or an obligation for the Company in case of a change

 of control over the Company

PROPOSAL #10.: Authorize the Board of Directors and          ISSUER             NO              N/A                  N/A

the remuneration and nomination committee to offer

the warrants [stock options] referred to as Options

Barco 03 - Executive Managers 2010 to the Chief

Executive Officer (CEO) of Barco NV, whereby the

latter can accept the warrants (stock-options),

either in whole or in part, during a period which

shall be set by the Board of Directors of the Company

 or the remuneration and nomination committee,

provided however that such period may not exceed 30

PROPOSAL #11.: Approve the Article 9.5 of a credit            ISSUER             NO              N/A                  N/A

facility in the amount of 85.000.000 EUR granted on

08 JUL 2009 to Barco NV and Barco Coordination Center

 NV by the banks ABN Amro Bank NV, Dexia Bank Belgium

 NV, Fortis Bank NV/SA, ING Bank N.V. en KBC Bank NV,

 under the terms of which the aforementioned credit

providers can demand the immediate reimbursement of

all monies borrowed in case a party or a group of

parties, which are acting directly or indirectly in

concert, acquire through a public take-over bid the

majority of the of Barco NV's shares, and which

according to article 556b of the Code on Companies is

 subject to the approval of the general meeting of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARCO NV, KORTRIJK

  TICKER:                  N/A                 CUSIP:   B0833F107

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: Report of the Board of Directors in              ISSUER             NO              N/A                  N/A

implementation of Article 604 of the Code on

Companies i) in which the Board explains in which

special circumstances it may use the authorized

capital and which are the objectives thereby being

pursued; ii) in which the Board of Directors explains

 the special circumstances and which are the

objectives thereby being pursued when making the

request for renewal of the authorization for use the

authorized capital, albeit under the conditions and

within the limits set forth in the Code on Companies,

 after the date of receipt of a notice from the

Banking, Finance and Insurance Commissions that it

has been advised of a public take-over bid on the

PROPOSAL #1B: Report of the Board of Directors in              ISSUER             NO              N/A                  N/A

implementation of Article 583 of the Code on

Companies in which the Board provides a

circumstantial justification for the contemplated

issue of warrants (stock-options) (i) Options Barco

03 - Personnel Belgium 2010; and (ii) Options Barco

03 - Personnel Foreign Countries 2010; and (iii)

Options Barco 03 - Executive Managers 2010

PROPOSAL #1C: Report of the Board of Directors in              ISSUER             NO              N/A                  N/A

implementation of Articles 596 and 598 of the Code on

 Companies related to the cancellation of the

preference right of the current holders of shares,

bonds and warrants in connection with the

contemplated issue of warrants (stock-options) (i)

Options Barco 03 - Personnel Belgium 2010; and (ii)

Options Barco 03 - Personnel Foreign Countries 2010;

and (iii) Options Barco 03 - Executive Managers 2010

PROPOSAL #1D: Report of the Statutory Auditor of the         ISSUER             NO              N/A                  N/A

Company in implementation of the Articles 596 and 598

 of the Code on Companies

PROPOSAL #2: Authorize the Board of Directors to                ISSUER             NO              N/A                  N/A

increase the capital in one or several times with a

maximum amount of  EUR 26.600.000 during a period of

five (5) years from the publication of the decision

made by the EGM related thereto in the annexes to the

 Belgian Official Journal (Belgisch Staatsblad /

Moniteur Belge), and accordingly to replace in

Article 6 : Authorized capital of the Articles of

association the second existing sentence by the

following sentence: the Board of Directors can

exercise this authorization during a 5 years period

from the publication in the annexes to the Belgian

Official Journal (Belgisch Staatsblad / Moniteur

belge) of the decision of the EGM that has decided to

 grant the authorization

PROPOSAL #3: Authorize the Board of Directors during         ISSUER             NO              N/A                  N/A

a 3 years period from the publication of this

amendment of the Articles of association in the

annexes to the Belgian Official Journal (Belgisch

Staatsblad / Moniteur belge), to use the authorized

capital under the conditions and within the limits

set forth in the Code on Companies, even after the

date of receipt of a notice from the Banking, Finance

 and Insurance Commissions that it has been advised

PROPOSAL #CONT: CONT public take-over bid on the                ISSUER             NO              N/A                  N/A

titles of the Company, and to amend the third

paragraph of Article 6 : Authorized capital of the

Articles of association accordingly, as follows: The

Board of Directors may exercise this authorization

during a period of three years as from the

publication in the annexes to the Belgian Official

Journal (Belgisch Staatsblad / Moniteur belge) of the

 decision of the EGM that has decided to grant the

PROPOSAL #4: Authorize the Board of Directors to                ISSUER             NO              N/A                  N/A

acquire, in accordance with the provisions of Article

 620 of the Code on companies, during a period of 5

years as from the publication of this amendment to

the Articles of association in the annexes to the

Belgian Official Journal (Belgisch Staatsblad /

Moniteur belge), the maximum number of own shares or

profit-sharing certificates as allowed by the Code on

 companies, being 20% of the share capital, for a

price of at least one EUR 1,00 and maximum equals the

 average closing price of the share over the last 30

calendar days CONT

PROPOSAL #CONT: CONT prior to the transaction,                   ISSUER             NO              N/A                  N/A

increased by 10%, and furthermore, to the extent

necessary, the authorization to alienate own shares

by sale, exchange or at the stock market, at the same

 conditions as those set out for the acquisition of

own shares, and consequently replace in point 14.3.

of Article 14 : Acquisition and alienation of own

shares the words 26 APR 2007 by the date of the EGM

that shall have decided to the renewal of the

PROPOSAL #5: Authorize the Board of Directors, to the        ISSUER             NO              N/A                  N/A

 extent permitted by law, to acquire or transfer own

shares on the stock-exchange by means of sale,

acquisition or exchange by direct affiliate companies

 in which Barco owns the majority of the voting

rights, and this in accordance with the conditions

set out in the abovementioned authorization to

acquire and alienate own shares, being a price of at

least EUR 1,00 and maximum equals the average closing

 price of the share over the last 30 calendar days

prior to the transaction, increased by 10%

PROPOSAL #6: Authorize the Board of Directors for the        ISSUER             NO              N/A                  N/A

 acquisition and alienation of own shares shall also

be possible within the framework of warrant (stock-

option) plans in favor of members of the Board of

Directors, and consequently point 14.1. of Article 14

 : Acquisition and alienation of own shares shall be

supplemented with the following wording to acquire or

 alienate own shares of the company within the

framework of the obligations resulting from warrant

(stock-option) plans for employees or and/or Members

of the Board of Directors

PROPOSAL #7.1: Approve the stock-option plan in favor        ISSUER             NO              N/A                  N/A

 of the employees of the limited company Barco (the

company) and/or the Company's affiliated companies in

 Belgium, the countries of the European Union, Norway

 and Switzerland with the creation of 40.000 warrants

 (stock-options) which will be referred to as Options

 Barco 03 Personnel Belgium 2010 and each giving

right to acquire 1 existing share of the limited

liability Company, and to establish the terms and

conditions in accordance with the Stock-option Plan

Options Barco 03 personnel Belgium 2010 which will be

 sent free of charge together with the aforementioned

 reports to those (shareholders) who have complied

with the formalities required to participate CONTD

PROPOSAL #CONTD: CONTD to the meeting and to the                ISSUER             NO              N/A                  N/A

nominative shareholders, as provided in the

aforementioned Stock-option Plan Options Barco 03 -

Personnel Belgium 2010 each warrant (stock-option)

may be used to acquire1 existing share of the Company

 at a price equal to (a) the lower of (i) the average

 closing price of the share as traded on the Euronext

 Brussels stock exchange during 30 calendar days

preceding the date of the offer of the warrants

(stock-options); or (ii) the final closing price of

the share as traded on the Euronext Brussels stock

PROPOSAL #CONTD: CONTD on the last trading day                   ISSUER             NO              N/A                  N/A

preceding the date of the offer of the warrants

(stock-options) (b) such exercise price as applicable

 under the applicable legislation for authorized

stock-option plans, in the countries where the Plan

is implemented, provided, however, that such price

shall match as closely as possible the price

applicable under the plan in question

PROPOSAL #7.2: Approve to cancel the right of first          ISSUER             NO              N/A                  N/A

refusal of existing shareholders, bondholders and

holders of outstanding warrants (stock-options) in

favor of the employees of the limited company Barco

(the Company) and/or the company's Belgian affiliated

 companies who are nominated by the Company's Board

of Directors or the remuneration and nomination

committee as a beneficiary under the Stockoption Plan

 Options Barco 03 - Personnel Belgium 2010 the

Company's Board of Directors or the remuneration and

nomination committee will determine in accordance

with the terms of the Stock-option Plan Options Barco

PROPOSAL #CONTD: CONTD 03 - Personnel Belgium 2010            ISSUER             NO              N/A                  N/A

the exercise price of the warrants (stockoptions)

Options Barco 03 - Personnel Belgium 2010 which will

be issued in the future and will clearly specify the

applicable special conditions each semester the

shareholders may review at the registered office of

the Company information on the number of warrants

(stock-options) Options Barco 03 - Personnel Belgium

2010 which was distributed, the average issuance

price thereof and the special conditions which may be

 applicable on such issued options

PROPOSAL #7.3: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

implement the decisions taken, to determine the terms

 of implementation and, in general, to do everything

which is necessary for the implementation of the

Stock-option Plan Options Barco 03 - Personnel

Belgium 2010 authorize for each member of the Board

of Directors, acting alone, to convert, after each

period during which options are exercised, the

warrants (stock-options) in question in existing

shares of the company , to deliver the shares, to

receive the amounts due, to acknowledge receipt of

such amounts and to record all amounts due in the

PROPOSAL #7.4: Approve the extent required approval,         ISSUER             NO              N/A                  N/A

in implementation of Article 556 of the Code on

Companies, of the provisions of the Stock-option Plan

 Options Barco 03 - Personnel Belgium 2010, by virtue

 of which rights are granted which could have an

impact on the Company's assets or result in a debt or

 an obligation for the Company in case of a change of

 control over the Company

PROPOSAL #8.1: Approve a stock-option plan in favor          ISSUER             NO              N/A                  N/A

of the employees of the limited company Barco (the

Company) and/or the Company's foreign affiliated

companies other than those referred to in 7.1 above

with the creation of 40,000 warrants (stock-options)

which will be referred to as Options Barco 03 -

Personnel Foreign Countries 2010 and each giving

right to acquire one (1) existing share of the

limited liability Company, and to establish the terms

 and conditions in accordance with the Stock-option

Plan Options Barco 03 - Personnel Foreign Countries

2010 which will be sent free of charge together with

the aforementioned reports to those (shareholders)

PROPOSAL #CONTD: CONTD who have complied with the              ISSUER             NO              N/A                  N/A

formalities required to participate to the meeting

and to the nominative shareholders. As provided in

the aforementioned Stock-option Plan Options Barco 03

 - Personnel Foreign Countries 2010 each warrant

(stock-option) may be used to acquire one (1)

existing share of the Company at a price equal to (a)

 the lower of (i) the average closing price of the

share as traded on the Euronext Brussels stock

exchange during 30 calendar days preceding the date

of the offer of the warrants (stock-options); or (ii)

 the final closing price of the share as traded on

the Euronext Brussels stock exchange on the last

trading day preceding the date of the offer of the

warrants (stock-options); CONTD

PROPOSAL #CONTD: CONTD or (b) such exercise price as         ISSUER             NO              N/A                  N/A

applicable under the applicable legislation for

authorized stock-option plans, in the countries where

 the Plan is implemented, provided, however, that

such price shall match as closely as possible the

price applicable under the plan in question

PROPOSAL #8.2: Approve to cancel the right of first          ISSUER             NO              N/A                  N/A

refusal of existing shareholders, bondholders and

holders of outstanding warrants (stock-options) in

favor of the employees of the limited Company Barco

(the Company) and/or the Company's foreign affiliated

 Companies who are nominated by the Company's Board

of Directors or the remuneration and nomination

committee as a beneficiary under the Stockoption Plan

 Options Barco 03 Personnel Foreign Countries 2010

the Company's Board of Directors or the remuneration

and nomination committee will determine in accordance

 with the terms of the Stock-option Plan Options

PROPOSAL #CONTD: CONTD 03 - Personnel Foreign                     ISSUER             NO              N/A                  N/A

Countries 2010 the exercise price of the warrants

(stock-options) Options Barco 03 - Personnel Foreign

Countries 2010 which will be issued in the future and

 will clearly specify the applicable special

conditions each semester the shareholders may review

at the registered office of the Company information

on the number of warrants (stock-options) Options

Barco 03 - Personnel Foreign Countries 2010 which was

 distributed, the average issuance price thereof and

the special conditions which may be applicable on

such issued options

PROPOSAL #8.3: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

implement the decisions taken, to determine the terms

 of implementation and, in general, to do everything

which is necessary for the implementation of the

Stock-option Plan Options Barco 03 - Personnel

Foreign Countries 2010 authorize the each member of

the Board of Directors, acting alone, to convert,

after each period during which options are exercised,

 the warrants (stock-options) in question in existing

 shares of the company , to deliver the shares, to

receive the amounts due, to acknowledge receipt of

such amounts and to record all amounts due in the

Company's accounts

PROPOSAL #8.4: Approve the extent required approval,         ISSUER             NO              N/A                  N/A

in implementation of Article 556 of the Code on

Companies, of the provisions of the Stock-option Plan

 Options Barco 03 - Personnel Foreign Countries 2010,

 by virtue of which rights are granted which could

have an impact on the Company's assets or result in a

 debt or an obligation for the Company in case of a

change of control over the Company

PROPOSAL #9.1: Approve a stock-option plan in favor          ISSUER             NO              N/A                  N/A

of the Executive Managers of the Company who are

nominated as beneficiary under the plan in question

with the creation of 20,000 warrants (stock-options)

which will be referred to as Options Barco 03 -

Executive Managers 2010 and each giving right to

acquire one (1) existing share of the limited

liability Company, and to establish the terms and

conditions in accordance with the Stock-option Plan

Options Barco 03 - Executive Managers 2010 which will

 be sent free of charge together with the

aforementioned reports to those (shareholders) who

have complied with the formalities required to

participate to the meeting and to the nominative

shareholders CONTD

PROPOSAL #CONTD: CONTD As provided in the                            ISSUER             NO              N/A                  N/A

aforementioned Stock-option Plan Options Barco 03 -

Executive Managers 2010 each warrant (stock-option)

may be used to acquire one (1) existing share of the

Company at a price equal to the lower of (x) the

average closing price of the share as traded on the

Euronext Brussels stock exchange during 30 calendar

days preceding the date of the offer of the warrants

(stock-options); or (y) the final closing price of

the share as traded on the Euronext Brussels stock

exchange on the last trading day preceding the date

of the offer of the warrants (stock-options)

PROPOSAL #9.2: Approve to cancel the right of first          ISSUER             NO              N/A                  N/A

refusal of existing shareholders, bondholders and

holders of outstanding warrants (stock-options) in

connection with the contemplated issuance of warrants

 (stock-options) under the Stock-option Plan Options

Barco 03 - Executive Managers 2010 in favor of the

person who is entrusted with the assignment of Chief

Executive Officer (CEO) of the Company, being Mr.

Eric Van Zele and such for all warrants (stock-

options) which are created

PROPOSAL #9.3: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

implement the decisions taken, to determine the terms

 of implementation and, in general, to do everything

which is necessary for the implementation of the

Stock-option Plan Options Barco 03 - Executive

Managers 2010 except for the Chief Executive Officer

of the Company, authorization for each Member of the

Board of Directors, acting alone, to convert, after

each period during which options are exercised, the

warrants (stock-options) in question in existing

shares of the Company, to deliver the shares, to

receive the amounts due, to acknowledge receipt of

such amounts and to record all amounts due in the

PROPOSAL #9.4: Approve the extent required approval,         ISSUER             NO              N/A                  N/A

in implementation of Article 556 of the Code on

Companies, of the provisions of the Stock-option Plan

 Options Barco 03 - Executive Managers 2010, by

virtue of which rights are granted which could have

an impact on the Company's assets or result in a debt

 or an obligation for the Company in case of a change

 of control over the Company

PROPOSAL #10: Authorize the Board of Directors and            ISSUER             NO              N/A                  N/A

the remuneration and nomination committee to offer

the warrants  stock options  referred to as Options

Barco 03 - Executive Managers 2010 to the Chief

Executive Officer of Barco NV, whereby the latter can

 accept the warrants (stock-options), either in whole

 or in part, during a period which shall be set by

the Board of Directors of the Company or the

remuneration and nomination committee, provided

however that such period may not exceed 30 days

PROPOSAL #11: Approve the Article 9.5 of a credit              ISSUER             NO              N/A                  N/A

facility in the amount of 85.000.000 EUR granted on

08 JUL 2009 to Barco NV and Barco Coordination Center

 NV by the banks ABN Amro Bank NV, Dexia Bank Belgium

 NV, Fortis Bank NV/SA, ING Bank N.V. en KBC Bank NV,

 under the terms of which the aforementioned credit

providers can demand the immediate reimbursement of

all monies borrowed in case a party or a group of

parties, which are acting directly or indirectly in

concert, acquire through a public take-over bid the

majority of the of Barco NV's shares, and which

according to Article 556b of the Code on Companies is

 subject to the approval of the general meeting of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAYER AG, LEVERKUSEN

  TICKER:                  N/A                 CUSIP:   D0712D163

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Submission of the confirmed financial          ISSUER            YES             FOR                  FOR

statements of Bayer AG and consolidated financial

statements of the Bayer Group, the combined

management report, the report of the Supervisory

Board as well as the explanatory report by the Board

of Management on takeover-relevant information for

the FY 2009 and the Board of Management proposal for

the distribution of the profit; resolution on the

PROPOSAL #2.: Ratification of actions of the members         ISSUER            YES             FOR                  FOR

of the Board of Management

PROPOSAL #3.: Ratification of actions of the members         ISSUER            YES             FOR                  FOR

of the Supervisory Board

PROPOSAL #4.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 members of the Board of Management

PROPOSAL #5.: Rescission of the existing Authorized          ISSUER            YES             FOR                  FOR

Capital I, creation of a new Authorized Capital I

with the option of exclusion of subscription rights

and amendment of Section 4 Paragraph 2 of the

Articles of Incorporation [capital stock]

PROPOSAL #6.: Rescission of the existing Authorized          ISSUER            YES             FOR                  FOR

Capital II, creation of a new Authorized Capital II

with the option of exclusion of the subscription

rights and amendment of Section 4 Paragraph 3 of the

Articles of Incorporation [capital stock]

PROPOSAL #7.: Authority to issue bonds with warrants,        ISSUER            YES             FOR                  FOR

 convertible bonds, profit sharing rights or profit

participation bonds [or a combination of these

instruments] and to exclude subscription rights,

creation of a new conditional capital through the

rescission of the existing conditional capital and

amendment of the Articles of Incorporation

PROPOSAL #8.: Authorization for the acquisition and          ISSUER            YES             FOR                  FOR

use of treasury shares with the possible exclusion of

 subscription rights and any other tender rights

PROPOSAL #9.: Adjustments to the Articles of                       ISSUER            YES             FOR                  FOR

Incorporation in Section 14, 15 and 16 concerning the

 Act Implementing the Stockholder Rights Directive

[ARUG]

PROPOSAL #10.: Appointment of the Auditor for the              ISSUER            YES             FOR                  FOR

audit of the financial statements and the audit

review of the half-year financial report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BG GROUP PLC

  TICKER:                  N/A                 CUSIP:   G1245Z108

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the        ISSUER            YES             FOR                  FOR

 Directors and the Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

BG Group plc annual report and accounts for the YE 31

 DEC 2009

PROPOSAL #3.: Declare a final dividend in respect of         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009 of 6.73 pence per ordinary share

payable on 21 MAY 2010 to holders of ordinary shares

on the register of shareholders of the Company at the

 close of business on 16 APR 2010

PROPOSAL #4.: Election of Mark Seligman as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #5.: Re-elect Peter Backhouse as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #6.: Re-elect Lord Sharman as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires by rotation

PROPOSAL #7.: Re-elect Philippe Varin, as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #9.: Authorize the Audit Committee to                   ISSUER            YES             FOR                  FOR

approve the remuneration of the Auditors

PROPOSAL #10.: Authorize the Company, with Sections          ISSUER            YES             FOR                  FOR

366 and 367 of the Companies Act 2006 [the Act], and

all Companies which are subsidiaries of the Company

during the period when this resolution has effect to;

 make political donations to political parties or

independent election candidates up to a total

aggregate amount of GBP15,000; make political

donations to political organisations other than

political parties up to a total aggregate amount of

GBP 15,000; and incur political expenditure up to a

total aggregate amount of GBP 20,000; [Authority

expires at the conclusion of the next AGM of the

Company]; provided that, in any event, the total

aggregate amount of all political donations and

political expenditure incurred by the Company and its

 subsidiaries in such period shall not exceed GBP

50,000; for the purposes of this resolution,

'political donations', 'political organisations',

'political parties' and 'political expenditure' shall

 have the meanings given to them in Sections 363 to

365 of the Act

PROPOSAL #11.: Authorize the Directors in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Act to exercise all the

powers of the Company to allot shares in the Company

and to grant rights to subscribe for, or to convert

any security into, shares in the Company [Rights]; up

 to an aggregate nominal amount of GBP 115,641,305;

and up to a further aggregate nominal amount of

112,536,365 provided that [i] they are equity

securities [within the meaning of Section 560[1] of

the Act], and [ii] they are offered by way of a

rights issue to holders of ordinary shares on the

register of Members at such record date as the

Directors may determine where the equity securities

respectively attributable to the interests of the

ordinary shareholders are proportionate [as nearly as

 may be practicable] to the respective numbers of

ordinary shares held or deemed to be held by them on

any such record date end to other holders of equity

securities entitled to participate therein, subject

to such exclusions or other arrangements as the

Directors may deem necessary or expedient to deal

with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; [Authority expires at the

conclusion of the next AGM of the Company]; the

Directors shall be entitled to make offers or

agreements before the expiry of such authority which

would or might require shares to be allotted or

Rights to be granted after such expiry and the

Directors shall be entitled to allot shares and grant

 Rights pursuant to any such offer or agreement as if

 this authority had not expired; and all unexercised

authorities previously granted to the Directors to

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Sections 570 and 573 of the Act to allot equity

securities [within the meaning of Section 560 of the

Act] for cash either pursuant to the authority

conferred by Resolution 11 above or by way of a sale

of treasury shares as if Section 561[1] of the Act

did not apply to any such allotment provided that

this power shall be limited to: the allotment of

equity securities in connection with an offer of

securities [but in the case of the authority granted

under paragraph II of the Resolution 11 by way of a

rights issue only] in favour of the holders of

ordinary shares on the register of Members at such

record date as the Directors may determine and other

persons entitled to participate therein, where the

equity securities respectively attributable to the

interests of the ordinary shareholders are

proportionate [as nearly as may be practicable] to

the respective number of ordinary shares held or

deemed to be held by them on any such record date,

subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient to deal

 with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; and the allotment [otherwise than

pursuant to sub-paragraph I of this Resolution 12] to

 any person or persons of equity securities up to an

aggregate nominal amount of GBP16,880,454; and shall

expire upon the expiry of the general authority

conferred by Resolution 11 above, the Directors shall

 be entitled to make offers or agreements before the

expiry of such power which would or might require

equity securities to be allotted after such expiry

and the Directors shall be entitled to allot equity

securities pursuant to any such offer or agreement as

 if the power conferred hereby had not expired

PROPOSAL #S.13: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases [within the meaning of Section 693[4] of

the Act] of ordinary shares of 10 pence each of the

Company on such terms and in such manner as the

Directors may from time to time determine, provided

that: the maximum number of ordinary shares hereby

authorized to be acquired is 337,609,096 representing

 approximately 10% of the issued ordinary share

capital of the Company as at 10 MAR 2010; the minimum

 price that may be paid for any such ordinary share

is 10 pence, the nominal value of that share; the

maximum price that may be paid for any such ordinary

share is an amount equal to 105% of the average of

the middle market quotations for an ordinary share in

 the Company as derived from the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which such

ordinary share is contracted to be purchased;

[Authority expires at the conclusion of the next AGM

of the Company]; and the Company may make a contract

to purchase its ordinary shares under the authority

hereby conferred prior to the expiry of such

authority, which contract will or may be executed

wholly or partly after the expiry of such authority,

and may purchase its ordinary shares in pursuance of

PROPOSAL #S.14: Approve the general meeting, other            ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

days' notice

PROPOSAL #S.15: Approve and adopt, with effect from          ISSUER            YES             FOR                  FOR

the conclusion of the AGM, the Articles of

Association contained in the document produced to the

 Meeting and signed by the Chairman for the purposes

of identification as the new Articles of Association

of the Company in substitution for, and to the

exclusion of, the Articles of Association of the

Company in effect immediately prior to that time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHP BILLITON PLC

  TICKER:                  N/A                 CUSIP:   G10877101

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the 2009 Financial                        ISSUER            YES             FOR                  FOR

Statements and Reports for BHP Billiton Limited and

BHP Billiton Plc

PROPOSAL #2.: To re-elect Mr. Carlos Cordeiro as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #3.: To re-elect Mr. David Crawford as a              ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #4.: To re-elect The Hon E Gail de Planque          ISSUER            YES             FOR                  FOR

as a Director of BHP Billiton Limited and BHP

PROPOSAL #5.: To re-elect Mr. Marius Kloppers as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #6.: To re-elect Mr. Don Argus as a Director        ISSUER            YES             FOR                  FOR

 of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #7.: To re-elect Mr. Wayne Murdy as a                   ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditor of BHP Billiton Plc

PROPOSAL #9.: To renew the general authority to issue        ISSUER            YES             FOR                  FOR

 shares in BHP Billiton Plc

PROPOSAL #10.: To renew the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights in BHP Billiton Plc

PROPOSAL #11.: To approve the repurchase of shares in        ISSUER            YES             FOR                  FOR

 BHP Billiton Plc

PROPOSAL #12.i: To approve the cancellation of shares        ISSUER            YES             FOR                  FOR

 in BHP Billiton Plc held by BHP Billiton Limited on

30 April 2010

PROPOSAL #12.ii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 17 June 2010

PROPOSAL #12iii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 15 September 2010

PROPOSAL #12.iv: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 11 November 2010

PROPOSAL #13.: To approve the 2009 Remuneration Report      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: To approve the grant of awards to Mr.         ISSUER            YES             FOR                  FOR

Marius Kloppers under the GIS and the LTIP

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU

  TICKER:                  N/A                 CUSIP:   P73232103

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine, discuss and vote the        ISSUER            YES             FOR                  FOR

  financial statements relating to FYE 31 DEC 2009

PROPOSAL #2: Approve the destination of the year end         ISSUER            YES             FOR                  FOR

results of 2009 and the distribution of dividends

PROPOSAL #3: Approve to set the remuneration for the         ISSUER            YES             FOR                  FOR

members of the Board of Directors, the Executive

Committee from the 2010 FY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU

  TICKER:                  N/A                 CUSIP:   P73232103

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by                              ISSUER            YES             FOR                  FOR

BMFANDBOVESPA of shares issued by the CME Group, Inc.

 CME, in accordance with the terms of the proposal

from the Board of Directors and from the Executive

Committee for the 2010 FY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BNP PARIBAS

  TICKER:                  N/A                 CUSIP:   F1058Q238

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet and the                ISSUER            YES             FOR                  FOR

consolidated financial statements for the FYE on 31

DEC 2009

PROPOSAL #O.2: Approve the balance sheet and the                ISSUER            YES             FOR                  FOR

financial statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and distribution of the

PROPOSAL #O.4: Approve the Statutory Auditors'                   ISSUER            YES             FOR                  FOR

special report on the Agreements and Undertakings

pursuant to Articles L.225-38 et seq. of the

Commercial Code, including those concluded between a

Company and its corporate officers, but also between

companies of a group and mutual leaders of the Company

PROPOSAL #O.5: Authorize the BNP Paribas to                        ISSUER            YES             FOR                  FOR

repurchase its own shares

PROPOSAL #O.6: Approve the renewal of Mr. Louis                 ISSUER            YES             FOR                  FOR

Schweitzer's term as Board member

PROPOSAL #O.7: Appointment of Mr. Michel Tilmant as          ISSUER            YES             FOR                  FOR

Board member

PROPOSAL #O.8: Appointment of Mr. Emiel Van                        ISSUER            YES             FOR                  FOR

Broekhoven as Board member

PROPOSAL #O.9: Appointment of Mrs. Meglena Kuneva as         ISSUER            YES             FOR                  FOR

Board member

PROPOSAL #O.10: Appointment of Mr. Jean-Laurent                 ISSUER            YES             FOR                  FOR

Bonnafe as Board Member

PROPOSAL #O.11: Approve the setting the amount of              ISSUER            YES             FOR                  FOR

attendances allowances

PROPOSAL #E.12: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

preferential subscription rights, of common shares

and securities giving access to the capital or

entitling to allocation of debt securities

PROPOSAL #E.13: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares and securities giving access to the

capital or entitling to allocation of debt securities

PROPOSAL #E.14: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares and securities giving access to the

capital in order to remunerate for securities

provided under public exchange offers

PROPOSAL #E.15: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares in order to remunerate for

contributions of unlisted securities within the limit

 of 10% of the capital

PROPOSAL #E.16: Authorize the overall limitation for         ISSUER            YES             FOR                  FOR

issuance with cancellation of preferential

subscription rights

PROPOSAL #E.17: Grant authority for the capital                 ISSUER            YES             FOR                  FOR

increase by incorporation of reserves or profits,

issuance premiums or contribution

PROPOSAL #E.18: Approve the overall limitation for            ISSUER            YES             FOR                  FOR

issuance with or without preferential subscription

rights

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out transactions reserved for Members of the

Company Saving Plan of BNP Paribas Group, which may

take the form of capital increases and/or sales or

transfers of reserved securities

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares

PROPOSAL #E.21: Approve the merger absorption of                ISSUER            YES             FOR                  FOR

Fortis Banque France by BNP Paribas; consequential

increase of the share capital

PROPOSAL #E.22: Amend the Statutes consequential to          ISSUER            YES             FOR                  FOR

the repurchase of preferred shares

PROPOSAL #E.23: Authorize the powers for the                       ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRAMBLES LTD

  TICKER:                  N/A                 CUSIP:   Q6634U106

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                 ISSUER             NO              N/A                  N/A

Directors' report and the Auditors' report for

Brambles and the Group for the YE 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report for                 ISSUER            YES             FOR                  FOR

Brambles and the Group for the YE 30 JUN 2009

PROPOSAL #3.: Elect Mr. John Patrick Mullen as a                ISSUER            YES             FOR                  FOR

Director to the Board of Brambles

PROPOSAL #4.: Elect Mr. Brian Martin Schwartz AM as a        ISSUER            YES             FOR                  FOR

 Director to the Board of Brambles

PROPOSAL #5.: Re-elect Mr. Graham John Kraehe AO as a        ISSUER            YES             FOR                  FOR

 Director to the Board of Brambles

PROPOSAL #6.: Re-elect Mr. Stephen Paul Johns as a            ISSUER            YES             FOR                  FOR

Director to the Board of Brambles

PROPOSAL #7.: Re-elect Ms. Sarah Carolyn Hailes Kay          ISSUER            YES             FOR                  FOR

as a Director to the Board of Brambles

PROPOSAL #S.8: Amend the Brambles' Constitution, as          ISSUER            YES             FOR                  FOR

specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRIDGESTONE CORPORATION

  TICKER:                  N/A                 CUSIP:   J04578126

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Retirement Allowance for                   ISSUER            YES         AGAINST           AGAINST

Retiring Corporate Auditors, and Payment of Accrued

Benefits associated with Abolition of Retirement

Benefit System for Current Corporate Auditors

PROPOSAL #6.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Corporate Auditors

PROPOSAL #7.: Presentation of Remuneration by Stock          ISSUER            YES             FOR                  FOR

Options to the Members of the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH AMERN TOB PLC

  TICKER:                  N/A                 CUSIP:   G1510J102

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of        ISSUER            YES             FOR                  FOR

 the Directors and Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

Directors for the YE 31 DEC 2009

PROPOSAL #3.: Declare a final dividend of 71.6p per          ISSUER            YES             FOR                  FOR

ordinary share in respect of the YE 31 DEC 2009,

payable on 06 MAY 2010 to shareholders on the

register at the close of business on 12 MAR 2010

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Company's Auditors

PROPOSAL #5.: Authorize the Directors to agree on the        ISSUER            YES             FOR                  FOR

 Auditors' remuneration

PROPOSAL #6.a: Re-appoint Dr. Ana Maria Llopis as a          ISSUER            YES             FOR                  FOR

Director who retires by rotation

PROPOSAL #6.b: Re-appoint Christine Morin-Postel as a        ISSUER            YES             FOR                  FOR

 Director who retires by rotation

PROPOSAL #6.c: Re-appoint Anthony Ruys as a Director         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #7.: Re-appoint Richard Burrows as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Directors, in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Companies Act 2006, to allot

shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company (Rights): (a) up to an

aggregate nominal amount of GBP 166,391,574; and (b)

up to a further aggregate nominal amount of GBP

166,391,574 provided that: (i) they are equity

securities (within the meaning of Section 560(1) of

the Companies Act 2006); and (ii) they are offered by

 way of a rights issue to holders (shareholders) of

ordinary shares of 25p each in the capital of the

Company (ordinary shares) on the register of members

at such record dates as the Directors may determine

where the equity securities respectively attributable

 to the interests of the shareholders CONTD

PROPOSAL #S.9: Authorize the Directors, pursuant to          ISSUER            YES             FOR                  FOR

Sections 570 and 573 of the Companies Act 2006, to

allot equity securities (within the meaning of

Section 560 of that Act) for cash either pursuant to

the authority conferred by Resolution 8 above or by

way of a sale of treasury shares as if Section 561(1)

 of that Act did not apply to any such allotment,

provided that this power shall be limited to: (a) the

 allotment of equity securities in connection with an

 offer of securities (but in the case of the

authority granted under paragraph (b) of Resolution 8

 by way of rights issue only) in favor of the holders

 (shareholders) of ordinary shares of 25p each in the

 capital of the Company (ordinary shares) on the

register of members at such record dates as the

Directors may determine where the equity securities

respectively attributable to the interests CONTD

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006, to

 make market purchases (within the meaning of Section

 693 (4) of that Act ) of ordinary shares of 25p each

 in the capital of the Company (ordinary shares)

provided that: (a) the maximum number of ordinary

shares that may be purchased is 199.6 million

representing approximately 10% of the issued ordinary

 share capital of the Company as at 19 March 2010;

(b) the minimum price that may be paid for an

ordinary share is 25p; (c) the maximum price that may

 be paid for an ordinary share is an amount equal to

105% of the average of the middle-market prices shown

 in the quotation for an ordinary share as derived

from the London Stock Exchange Daily Official List

for the five business days immediately preceding the

day on which the ordinary CONTD

PROPOSAL #S.11: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

PROPOSAL #S.12: Adopt, with effect from the end of            ISSUER            YES             FOR                  FOR

the meeting, pursuant to Resolution 13 being passed,

the form of the Articles of Association produced to

the meeting (the New Articles) as the Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

Association of the Company; and, if Resolution 13 has

 not been passed, adopt the New Articles as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association of the Company save

that Article 113 of the existing Articles of

Association shall be retained as Article 113 in the

PROPOSAL #S.13: Approve, that with effect from the            ISSUER            YES             FOR                  FOR

end of the meeting: if Resolution 12 has been passed,

 the new Articles of Association of the Company,

adopted with effect from the end of the meeting,

shall include the changes to Article 113 as set out

in the New Articles; and, if Resolution 12 has not

been passed, amend the existing Articles of

Association of the Company by substituting Article

113 as set out in the New Articles for, and to the

exclusion of, Article 113 of the existing Articles of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN PACIFIC RAILWAY LIMITED

  TICKER:                  CP                   CUSIP:   13645T100

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPOINTMENT OF PRICEWATERHOUSECOOPERS          ISSUER            YES             FOR                  FOR

LLP AS AUDITORS.

ELECTION OF DIRECTOR: JOHN E. CLEGHORN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TIM W. FAITHFULL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FREDERIC J. GREEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KRYSTYNA T. HOEG                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD C. KELLY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THE HON. JOHN P. MANLEY                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LINDA J. MORGAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MADELEINE PAQUIN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL E.J. PHELPS                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROGER PHILLIPS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID W. RAISBECK                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HARTLEY T. RICHARDSON                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL W. WRIGHT                                ISSUER            YES             FOR                  FOR

PROPOSAL #03: CONFIRMING THE AMENDMENT OF BY-LAW NO.         ISSUER            YES             FOR                  FOR

1 OF THE CORPORATION, AS DESCRIBED IN THE MANAGEMENT

PROXY CIRCULAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANON INC.

  TICKER:                  N/A                 CUSIP:   J05124144

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

PROPOSAL #5: Approve Retirement Allowance for                     ISSUER            YES         AGAINST           AGAINST

Retiring Corporate Auditors, and Payment of Accrued

Benefits associated with Abolition of Retirement

Benefit System for Current Corporate Auditors

PROPOSAL #6: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plans, Authorize Use of Stock Options, and

Authorize Use of Compensation-based Stock Option Plan

 for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CELESIO AG, STUTTGART

  TICKER:                  N/A                 CUSIP:   D1497R112

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 85,050,000 as follows:

payment of a dividend of EUR 0.50 per no-par share

ex-dividend and payable date: 07 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Ernst + Young Gmbh, Stuttgart

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES         AGAINST           AGAINST

 Company shall be authorized to acquire own shares of

 up to 10% of its share capital, at a price not

differing more than 20% from the market price of the

shares, on or before 04 NOV 2011, the board of

Managing Directors shall be authorized to sell the

shares on the stock exchange or to offer them to all

shareholders, to use the shares for acquisition

purposes, to retire the shares, to dispose of the

shares in a manner other than the stock exchange or

an offer to all shareholders if the shares are sold

at a price not materially below their market price,

and to use the shares for satisfying option or

conversion rights

PROPOSAL #7.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

authorized capital 2009, the creation of new

authorized capital, and the corresponding amendment

to the Articles of Association the authorized capital

 2009 of up to EUR 65,318,400 shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to increase

the share capital by up to EUR 65,318,400 through the

 issue of new registered no-par shares against

payment in cash and/or kind, on or before 05 MAY 2015

 [authorized capital 2010], shareholders shall be

granted subscription rights for a capital increase

against payment in cash, however, shareholders'

subscription rights may be excluded for residual

amounts, for the granting of such rights to

bondholders, for a capital increase of up to 10% of

the share capital if the shares are issued at a price

 not materially below their market price, and for a

capital increase against payment in kind

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of Association the existing

 authorization given by the share-holders' meeting of

 08 MAY 2009, to issue bonds shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to issue

bearer bonds of up to EUR 500,000,000 conferring

conversion and/or option rights for shares of the

Company, on or before 05 MAY 2015, shareholders shall

 be granted subscription rights except for residual

amounts, for the issue of bonds to holders of option

and/or conversion rights for shares of the Company,

and for the issue of bonds conferring conversion

and/or option rights for shares of the Company of up

to 10% of the share capital at a price not materially

 below their theoretical market value, the Company's

share capital shall be increased accordingly by up to

 EUR 21,772,800 through the issue of up to 17,010,000

 new registered no-par shares, insofar as conversion

and/or option rights are exercised [contingent

PROPOSAL #9.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the law on the

implementation of the shareholder rights directive

[ARUG]; Section 6(3), in respect of the convocation

of the shareholders' meeting being published pursuant

 to the statutory regulations; Section 7(2), in

respect of shareholders who wish to participate in

the shareholders' meeting being obliged to register

with the Company at least six days prior to the

meeting; Section 7(3)-deletion; Section 7(4), in

respect of proxy-voting instructions being issued  in

 written form and the Company being authorized to

reject one or more proxies if a shareholder appoints

more than one proxy

PROPOSAL #10.: Amendment to Section 3(6) of the                 ISSUER            YES             FOR                  FOR

Articles of Association in respect of the

shareholders' right to certification of their shares

being excluded

PROPOSAL #11.: Election of Juergen Kluge to the                 ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #12.: Approval of the remuneration system            ISSUER            YES         AGAINST           AGAINST

for the Board of Managing Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CFAO

  TICKER:                  N/A                 CUSIP:   F2015W102

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FY 2009 and the setting of the dividend

PROPOSAL #O.4: Approve the regulated agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the renewal of term of a                 ISSUER            YES             FOR                  FOR

Principal Statutory Auditor

PROPOSAL #O.6: Approve the renewal of term of a                 ISSUER            YES             FOR                  FOR

Deputy Statutory Auditor

PROPOSAL #O.7: Ratify the co-optation of Mr. Cheick          ISSUER            YES             FOR                  FOR

Modibo Diarra as a Supervisory Board member

PROPOSAL #O.8: Ratify the co-optation of Mr. Pierre          ISSUER            YES             FOR                  FOR

Guenant as a Supervisory Board member

PROPOSAL #O.9: Ratify the co-optation of Mr.                       ISSUER            YES             FOR                  FOR

Alexandre Vilgrain as a Supervisory Board member

PROPOSAL #O.10: Appointment of Mrs. Nathalie                       ISSUER            YES             FOR                  FOR

Delapalme as a Supervisory Board member

PROPOSAL #O.11: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

operate on the shares of the Company

PROPOSAL #E.12: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #E.13: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

decide on share capital increase, with preferential

subscription rights, by issuing shares and/or

securities giving access to the capital of the

Company and/or issuance of securities giving right to

 the allocation of debt securities

PROPOSAL #E.14: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

decide on share capital increase, without

preferential subscription rights, by issuing shares

and/or securities giving access to the capital of the

 Company and/or issuance of securities giving right

to the allocation of debt securities

PROPOSAL #E.15: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

decide on share capital increase by issuing without

preferential subscription rights, shares and/or

securities giving access to the capital of the

Company and/or issuance of securities giving right to

 the allocation of debt securities by way of an offer

 pursuant to Article L.411-2, II of the Monetary and

Financial Code, with such qualified investors or a

limited circle of investors

PROPOSAL #E.16: Approve the possibility to issue                ISSUER            YES             FOR                  FOR

shares or securities giving access to the capital

without preferential subscription rights in

consideration for the contributions in kind composed

of equity securities or securities giving access to

the capital

PROPOSAL #E.17: Approve to determine the issue price         ISSUER            YES             FOR                  FOR

of shares within the limit of 10% of the capital per

year, as part of a share capital increase by

issuance, without preferential subscription rights of

PROPOSAL #E.18: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

decide on share capital increase by incorporation of

premiums, reserves, profits or other funding

PROPOSAL #E.19: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

increase the number of issuable securities in the

event of capital increase with or without

preferential subscription rights

PROPOSAL #E.20: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

decide on share capital increase by issuing shares or

 securities giving access to the capital reserved for

 members of saving plans with cancellation of

preferential subscription rights in favor of the

PROPOSAL #E.21: Authorize the Executive Board to                ISSUER            YES         AGAINST           AGAINST

grant options to subscribe for or purchase shares

PROPOSAL #E.22: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

carry out free allocations of shares existing or to

be issued in favor of members of the salaried staff

and corporate officers of the Group or some of them

PROPOSAL #E.23: Authorize the Executive Board to                ISSUER            YES         AGAINST           AGAINST

issue warrants and/or acquisition of shares

refundable (BSAAR) in favor of employees and

corporate officers of the Company and of its

subsidiaries, without preferential subscription

PROPOSAL #E.24: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHAODA MODERN AGRICULTURE

  TICKER:                  N/A                 CUSIP:   G2046Q107

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements, the reports of the Directors and of the

Auditors for the FYE 30 JUN 2009

PROPOSAL #2.: Approve the final dividend for the FYE         ISSUER            YES             FOR                  FOR

30 JUN 2008

PROPOSAL #3.A: Re-elect Mr. Kwok Ho as an Executive          ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.B: Re-elect Mr. Fung Chi Kin as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.C: Re-elect Mr. Tam Ching Ho as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.D: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company [the Directors] to fix the Directors'

remuneration

PROPOSAL #4.: Re-appoint Grant Thornton as the                   ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Board of

Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to purchase, or otherwise acquire shares of HKD 0.10

 each in the capital of the Company on The Stock

Exchange of Hong Kong Limited [the Stock Exchange] or

 on any other stock exchange on which the shares of

the Company may be listed and recognized by the

Securities and Futures Commission of Hong Kong and

the Stock Exchange for this purpose, subject to and

in accordance with all applicable laws and

requirements of the Rules Governing the Listing of

Securities on the Stock Exchange [as amended from

time to time], not exceeding 10% of the aggregate

nominal amount of the issued share capital of the

Company; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by the Articles of

Association of the Company or any applicable laws to

PROPOSAL #5.B: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to allot, issue and deal with additional shares in

the capital of the Company and make or grant offers,

agreements, options [including bonds, warrants and

debentures convertible into shares of the Company]

and rights of exchange or conversion which might

require the exercise of such powers during and after

the end of the relevant period, shall not exceed 20%

of the aggregate amount of share capital of the

Company in issue as at the date of passing this

resolution, and otherwise than pursuant to: a) a

rights issue; or b) the exercise of options under any

 share option scheme or similar arrangement for the

time being adopted for the grant or issue to option

holders of shares in the Company; or c) an issue of

shares in the Company upon the exercise of any rights

 or subscription or conversion attaching to any

warrants, convertible bonds, debentures or notes

issued by the Company; and/or d) any scrip dividend

and/or other similar arrangement provided for the

allotment of shares in lieu of the whole or part of a

 dividend on shares of the Company in accordance with

 the Articles of Association of the Company from time

 to time; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by the Articles of

Association of the Company or any applicable laws to

PROPOSAL #5.C: Approve, conditional upon the passing         ISSUER            YES         AGAINST           AGAINST

of Resolutions 5.A and 5.B, to extend the general

mandate granted to the Directors of the Company to

allot, issue and otherwise deal with the shares of

the Company pursuant to Resolution 5.B by the

addition thereto of an amount representing the

aggregate nominal amount of the shares of the Company

 purchased or otherwise acquired by the Company

pursuant to Resolution 5.A, provided that such amount

 does not exceed 10% of the aggregate nominal amount

of the issued share capital of the Company at the

date of passing this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA CONSTRUCTION BANK CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1397N101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: type and nominal value of

Rights Shares

PROPOSAL #S.1.2: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: proportion and number of

shares to be issued

PROPOSAL #S.1.3: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: subscription price of the

Rights Issue

PROPOSAL #S.1.4: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: target subscribers

PROPOSAL #S.1.5: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: use of proceeds

PROPOSAL #S.1.6: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: arrangement for the

accumulated undistributed profits of the Bank prior

to the Rights Issue

PROPOSAL #S.1.7: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: effective period of the

resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA CONSTRUCTION BANK CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1397N101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2009 report of Board of              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #2.: Approve the 2009 report of Board of              ISSUER            YES             FOR                  FOR

Supervisors

PROPOSAL #3.: Approve the 2009 final financial                   ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #4.: Approve the 2010 fixed assets                        ISSUER            YES             FOR                  FOR

investment budget

PROPOSAL #5.: Approve the profit distribution plan            ISSUER            YES             FOR                  FOR

for 2009

PROPOSAL #6.: Approve the 2009 final emoluments                 ISSUER            YES             FOR                  FOR

distribution plan for Directors and Supervisors

PROPOSAL #7.: Approve the appointment of Auditors for        ISSUER            YES             FOR                  FOR

 2010

PROPOSAL #S.8.1: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Type and nominal value of

Rights Shares

PROPOSAL #s.8.2: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Proportion and number of

Shares to be issued

PROPOSAL #s.8.3: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Subscription Price of the

Rights Issue

PROPOSAL #s.8.4: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Target subscribers

PROPOSAL #s.8.5: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Use of Proceeds

PROPOSAL #s.8.6: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Arrangement for the

accumulated undistributed profits of the Bank prior

to the Rights Issue

PROPOSAL #s.8.7: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Effective period of the

resolution

PROPOSAL #s.9: Approve the authorizations for the              ISSUER            YES             FOR                  FOR

Rights Issue of A shares and H shares

PROPOSAL #10.: Approve the feasibility report on the         ISSUER            YES             FOR                  FOR

proposed use of proceeds raised from the rights issue

 of A shares and H shares

PROPOSAL #11.: Approve the report on the use of                 ISSUER            YES             FOR                  FOR

proceeds from the previous A share issue

PROPOSAL #12.: Approve the mid-term plan of capital          ISSUER            YES             FOR                  FOR

management

PROPOSAL #13.1: Election of Mr. Guo Shuqing to                   ISSUER            YES             FOR                  FOR

continue serving as an Executive Director of the Bank

PROPOSAL #13.2: Election of Mr. Zhang Jianguo to                ISSUER            YES             FOR                  FOR

continue serving as an Executive Director of the Bank

PROPOSAL #13.3: Election of Lord Peter Levene to                ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.4: Election of Dame Jenny Shipley to              ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.5: Election of Ms. Elaine La Roche to            ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.6: Election of Mr. Wong Kai-Man to                 ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.7: Election of Ms. Sue Yang to serve as         ISSUER            YES             FOR                  FOR

Non-Executive Director of the Bank

PROPOSAL #13.8: Election of Mr. Yam Chi Kwong, Joseph        ISSUER            YES             FOR                  FOR

 to serve as an Independent Non-Executive Director of

 the Bank

PROPOSAL #13.9: Election of Mr. Zhao Xijun to serve          ISSUER            YES             FOR                  FOR

as an Independent Non-Executive Director of the Bank

PROPOSAL #14.1: Election of Mr. Xie Duyang to                     ISSUER            YES             FOR                  FOR

continue serving as shareholder representative

Supervisor of the Bank

PROPOSAL #14.2: Election of Ms. Liu Jin to continue          ISSUER            YES             FOR                  FOR

serving as shareholder representative Supervisor of

the Bank

PROPOSAL #14.3: Election of Mr. Guo Feng to continue         ISSUER            YES             FOR                  FOR

serving as External Supervisor of the Bank

PROPOSAL #14.4: Election of Mr. Dai Deming to                     ISSUER            YES             FOR                  FOR

continue serving as External Supervisor of the Bank

PROPOSAL #14.5: Election of Mr. Song Fengming to                ISSUER            YES             FOR                  FOR

serve as shareholder representative Supervisor of the

PROPOSAL #15.1: Election of Mr. Zhu xiaohuang as an          ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #15.2: Election of Ms. Wang Shumin as an              ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #15.3: Election of Mr. Wang Yong as an Non-         ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #15.4: Election of Ms. Li Xiaoling as an              ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #15.5: Election of Mr. Zhu Zhenmin as an              ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #15.6: Election of Mr. Lu Xiaoma as an Non-         ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #15.7: Election of Ms. Chen Yuanling as an          ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #16.: Approve the adjustment of items of              ISSUER            YES             FOR                  FOR

delegation of authorities by the shareholders'

general  meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS BANK CO LTD, SHENZEN

  TICKER:                  N/A                 CUSIP:   Y14896115

  MEETING DATE:      10/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve the class and par value of          ISSUER            YES             FOR                  FOR

the shares to be issued of RMB 1.00 each

PROPOSAL #S.1.2: Authorize the Board of Directors to         ISSUER            YES             FOR                  FOR

determine the ratio and number of the shares to be

issued to be 2 shares for 10 existing shares in issue

 as at the record date for Rights issue

PROPOSAL #S.1.3: Authorize the Board of Directors to         ISSUER            YES             FOR                  FOR

determine the subscription pricing and price

determination basis in consultation with the

Sponsors/Underwriters, as specified, under PRC Laws

and regulations, the H shares should be issued at not

 less than RMB5.41

PROPOSAL #S.1.4: Approve target subscribers will be          ISSUER            YES             FOR                  FOR

the existing shareholders [but excluding the excluded

 shareholders [as specified] whose names appear on

the register of Members of the Company on record date

PROPOSAL #S.1.5: Approve the use of Proceeds to                 ISSUER            YES             FOR                  FOR

improve the core capital adequacy ratio of the

Company to support development and growth of its

PROPOSAL #S.1.6: Authorize the Board to delegate such        ISSUER            YES             FOR                  FOR

 powers to any of the 2 Directors, namely Mr. Qin

Xiao, Mr. Fu Yuning, Mr. Ma Weihua, Mr. Li Yinquan,

Ms. Sun Yueying, Mr. Li Hao and Mr. Hong Xiaoyuan to

jointly deal with all the matters in relation to

PROPOSAL #S.1.7: Approve the validity of this Special        ISSUER            YES             FOR                  FOR

 Resolution in relation to Rights issue for 12 months

 from the date of the approval by the shareholders

PROPOSAL #2.: Approve the Proposal in relation to              ISSUER            YES             FOR                  FOR

Undistributed Profits prior to the Completion of the

Rights issue of China Merchants Bank Co., Ltd.

PROPOSAL #3.: Approve the Proposal regarding the use         ISSUER            YES             FOR                  FOR

of proceeds to be raised from the rights issue of A

shares and the H shares by China Merchants Bank Co.,

Ltd.

PROPOSAL #4.: Approve the Explanatory Statement in            ISSUER            YES             FOR                  FOR

relation to the use of proceeds from the Previous

Fund Raising

PROPOSAL #5.: Approve the Provisional Measures for            ISSUER            YES             FOR                  FOR

appointment of annual Auditors of China Merchants

Bank Co. Ltd.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS BANK CO LTD, SHENZEN

  TICKER:                  N/A                 CUSIP:   Y14896115

  MEETING DATE:      10/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd: Class

 and Par value of the Shares to be issued

PROPOSAL #S.1.2: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd: Ratio

 and Number of the Shares to be issued

PROPOSAL #S.1.3: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd:

Subscription pricing and price determination basis

PROPOSAL #S.1.4: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd:

Target subscribers

PROPOSAL #S.1.5: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd: Use

of Proceeds

PROPOSAL #S.1.6: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd:

Authorization to the Board

PROPOSAL #S.1.7: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd:

Validity of this Special Resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS BANK CO LTD, SHENZEN

  TICKER:                  N/A                 CUSIP:   Y14896115

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the work report of the Board of        ISSUER            YES             FOR                  FOR

 Directors for the year 2009

PROPOSAL #2.: Approve the work report of the Board of        ISSUER            YES             FOR                  FOR

 Supervisors for the year 2009

PROPOSAL #3.: Approve the annual report for the year         ISSUER            YES             FOR                  FOR

2009 [including the audited financial report]

PROPOSAL #4.: Approve the final financial report for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #5.: Approve the proposed profit                            ISSUER            YES             FOR                  FOR

appropriations plan [including the distribution of

final dividends] for the year 2009

PROPOSAL #6.: Approve the resolution to appoint the          ISSUER            YES             FOR                  FOR

accounting firms for the year 2010 and their

remuneration

PROPOSAL #7.1: Re-appointment of Mr. Qin Xiao as Non-        ISSUER            YES             FOR                  FOR

Executive Director of the Company, with immediate

effect, for a term of 3 years

PROPOSAL #7.2: Re-appointment of Mr. Wei Jiafu as              ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.3: Re-appointment of Mr. Fu Yuning as              ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.4: Re-appointment of Mr. Li Yinquan as            ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.5: Appointment of Mr. Fu Gangfeng as Non-        ISSUER            YES             FOR                  FOR

Executive Director of the Company for a term of 3

years from the date on which his qualification is

approved by the China Banking Regulatory Commission

PROPOSAL #7.6: Re-appointment of Mr. Hong Xiaoyuan as        ISSUER            YES             FOR                  FOR

 Non-Executive Director of the Company, with

immediate effect, for a term of 3 years

PROPOSAL #7.7: Re-appointment of Ms. Sun Yueying as          ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.8: Re-appointment of Mr. Wang Daxiong as         ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.9: Re-appointment of Mr. Fu Junyuan as            ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.10: Re-appointment of Mr. Ma Weihua as            ISSUER            YES             FOR                  FOR

Executive Director of the Company, with immediate

effect, for a term of 3 years

PROPOSAL #7.11: Re-appointment of Mr. Zhang Guanghua         ISSUER            YES             FOR                  FOR

as Executive Director of the Company, with immediate

effect, for a term of 3 years

PROPOSAL #7.12: Re-appointment of Mr. Li Hao as                 ISSUER            YES             FOR                  FOR

Executive Director of the Company, with immediate

effect, for a term of 3 years

PROPOSAL #7.13: Re-appointment of Mr. Wu Jiesi as              ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

with immediate effect, for a term of 3 years, except

subject to adjustments pursuant to the requirements

of the relevant applicable laws and regulations

PROPOSAL #7.14: Re-appointment of Mr. Yi  Xiqun as            ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

with immediate effect, for a term of 3 years

PROPOSAL #7.15: Re-appointment of Ms. Yan Lan as                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

with immediate effect, for a term of 3 years

PROPOSAL #7.16: Re-appointment of Mr. Chow Kwong Fai,        ISSUER            YES             FOR                  FOR

 Edward as Independent Non-Executive Director of the

Company, with immediate effect, for a term of 3

years, except subject to adjustments pursuant to the

requirements of the relevant applicable laws and

regulations

PROPOSAL #7.17: Re-appointment of Mr. Liu Yongzhang          ISSUER            YES             FOR                  FOR

as Independent Non-Executive Director of the Company,

 with immediate effect, for a term of 3 years, except

 subject to adjustments pursuant to the requirements

of the relevant applicable laws and regulations

PROPOSAL #7.18: Re-appointment of Ms. Liu Hongxia as         ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

with immediate effect, for a term of 3 years, except

subject to adjustments pursuant to the requirements

of the relevant applicable laws and regulations

PROPOSAL #8.1: Re-appointment of Mr. Zhu Genlin as            ISSUER            YES             FOR                  FOR

Shareholder Representative Supervisor of the Company,

 with immediate effect, for a term of 3 years

PROPOSAL #8.2: Appointment of Mr. Hu Xupeng as                   ISSUER            YES             FOR                  FOR

Shareholder Representative Supervisor of the Company,

 with immediate effect, for a term of 3 years

PROPOSAL #8.3: Appointment of Mr. Wen Jianguo as                ISSUER            YES             FOR                  FOR

Shareholder Representative Supervisor of the Company,

 with immediate effect, for a term of 3 years

PROPOSAL #8.4: Re-appointment of Mr. Li Jiangning as         ISSUER            YES             FOR                  FOR

Shareholder Representative Supervisor of the Company,

 with immediate effect, for a term of 3 years

PROPOSAL #8.5: Re-appointment of Mr. Shi Jiliang as          ISSUER            YES             FOR                  FOR

External Supervisor of the Company, with immediate

effect, for a term of 3 years, except subject to

adjustments pursuant to the requirements of the

relevant applicable laws and regulations

PROPOSAL #8.6: Re-appointment of Mr. Shao Ruiqing as         ISSUER            YES             FOR                  FOR

External Supervisor of the Company, with immediate

effect, for a term of 3 years, except subject to

adjustments pursuant to the requirements of the

relevant applicable laws and regulations

PROPOSAL #9.: Approve the Mid-term Capital Management        ISSUER            YES             FOR                  FOR

 Plan for China Merchants Bank

PROPOSAL #10.: Approve the assessment report on the          ISSUER            YES             FOR                  FOR

duty performance of Directors for the year 2009

PROPOSAL #11.: Approve the assessment report on the          ISSUER            YES             FOR                  FOR

duty performance of Supervisors for the year 2009

PROPOSAL #12.: Approve the duty performance and                 ISSUER            YES             FOR                  FOR

cross-evaluation reports of Independent Non-Executive

 Directors for the year 2009

PROPOSAL #13.: Approve the duty performance and                 ISSUER            YES             FOR                  FOR

cross-evaluation reports of External Supervisors for

the year 2009

PROPOSAL #14.: Approve the related party transaction         ISSUER            YES             FOR                  FOR

report for the year 2009

PROPOSAL #15.: Appointment of Mr. Han Mingzhi as                ISSUER            YES         ABSTAIN           AGAINST

External Supervisor of the Company, with immediate

effect, for a term of 3 years

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS HLDGS INTL CO LTD

  TICKER:                  N/A                 CUSIP:   Y1489Q103

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

consolidated financial statements and the report of

the Directors and the Independent Auditor's report

for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.I: Re-elect Mr. Li Yinquan as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.II: Re-elect Mr. Su Xingang as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.III: Re-elect Mr. Hu Jianhua as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.IV: Re-elect Mr. Wang Hong as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.V: Re-elect Mr. Liu Yunshu as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.VI: Re-elect Mr. Tsang Kam Lan as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.VII: Authorize the Board to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Directors

PROPOSAL #4: Re-appoint the Auditors and authorize            ISSUER            YES             FOR                  FOR

the Board to fix their remuneration

PROPOSAL #5.A: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to allot shares as set out in item 5A

of the AGM notice

PROPOSAL #5.B: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors for the repurchase of shares as set out

 in item 5B of the AGM notice

PROPOSAL #5.C: Approve to add the nominal amount of          ISSUER            YES             FOR                  FOR

the shares repurchased under resolution no. 5B to the

 mandate granted to the Directors under Resolution No

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OVERSEAS LAND & INVESTMENT LTD

  TICKER:                  N/A                 CUSIP:   Y15004107

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the JV Agreement [as        ISSUER            YES             FOR                  FOR

 specified] and the transactions contemplated

thereunder and the implementation thereof; and

authorize any 1 Director of the Company on behalf of

the Company to execute any such other documents,

instruments and agreements and to do any such acts or

 things deemed by him to be incidental to m ancillary

 to or in connection with the matters contemplated in

 the JV Agreement and the transactions contemplated

there under including the affixing of common seal

there on

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RES ENTERPRISE LTD

  TICKER:                  N/A                 CUSIP:   Y15037107

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the conditional                ISSUER            YES             FOR                  FOR

asset swap agreement dated 29 OCT 2009 entered into

between the Company and China Resources [Holdings]

Company Limited [CRH] in relation to the acquisitions

 of a hypermarket chain in China and a brewery in

Shandong Province from, and the disposals of the

Company's entire interest in its textile division and

 the minority investments in container terminal

operations in Hong Kong and Yantian, Shenzhen to, CRH

 or its subsidiaries [the Asset Swap Agreement], as

specified, and all the terms and conditions thereof

and the transactions contemplated under the Asset

Swap Agreement, and authorize any Executive Director

of the Company to do such acts and execute such other

 documents with or without amendments and affix the

common seal of the Company thereto [if required] as

he may consider necessary, desirable or expedient and

 in the interest of the Company to carry out or give

effect to or otherwise in connection with or in

relation to the Asset Swap Agreement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RESOURCES ENTERPRISE LTD

  TICKER:                  N/A                 CUSIP:   Y15037107

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the audited                     ISSUER            YES             FOR                  FOR

financial statements and the Directors' report and

the Independent Auditor's report for the YE 31 DEC

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Re-election of Mr. Lai Ni Hium as                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.b: Re-election of Mr. Houang Tai Ninh as         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.c: Re-election of Dr. Li Ka Cheung, Eric         ISSUER            YES             FOR                  FOR

as Director

PROPOSAL #3.d: Re-election of Dr. Cheng Mo Chi as              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.e: Re-election of Mr. Bernard Charnwut            ISSUER            YES             FOR                  FOR

Chan as Director

PROPOSAL #3.f: Re-election of Mr. Siu Kwing Chue,              ISSUER            YES             FOR                  FOR

Gordon as Director

PROPOSAL #3.g: Approve to fix the fees for all                   ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Re-appointment of Auditors and authorize        ISSUER            YES             FOR                  FOR

 the Directors to fix their remuneration

PROPOSAL #5: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to repurchase shares of the Company

PROPOSAL #6: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to issue new shares of the Company

PROPOSAL #7: Approve to extend the general mandate to        ISSUER            YES             FOR                  FOR

 be given to the Directors to issue shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA UNICOM (HONG KONG) LTD

  TICKER:                  N/A                 CUSIP:   Y1519S111

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the terms of the Draft                     ISSUER            YES             FOR                  FOR

Agreement [the Share Repurchase Agreement, a copy of

which has been produced to this Meeting marked A and

signed by the Chairman of this Meeting for

identification purposes], proposed to be entered into

 between the Company and SK Telecom Co., Ltd. [SKT]

pursuant to which SKT will sell, and the Company will

 purchase, 899,745,075 fully paid-up shares of HKD

0.10 each in the capital of the Company [the

Repurchase Shares] on the terms set out in the Share

Repurchase Agreement for a total consideration of HKD

 9,991,669,057.87, being HKD 11.105 for each

Repurchase Share, to be satisfied on completion in

cash [the Share Repurchase]; authorize any Director

to execute the Share Repurchase Agreement on behalf

of the Company; authorize the Directors, acting

together, individually or by Committee to execute all

 such documents and/or do all such acts on behalf of

the Company as they may consider necessary, desirable

 or expedient to give effect to the Share Repurchase

and the Share Repurchase Agreement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA UNICOM HONG KONG LTD

  TICKER:                  N/A                 CUSIP:   Y1519S111

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES             FOR                  FOR

 reports of the Directors and of the Independent

Auditor for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.a.1: Re-elect Mr. Zuo Xunsheng as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.a.2: Re-elect Mr. Tong Jilu as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.3: Re-elect Mr. Cheung Wing Lam Linus          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.b: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix remuneration of the Directors for the year ending

 31 DEC 2010

PROPOSAL #4: Re-appoint Messrs.                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditor, and authorize

the Board of Directors to fix their remuneration for

the year ending 31 DEC 2010

PROPOSAL #5: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares in the Company not exceeding 10% of the

aggregate nominal amount of the existing issued share

 capital

PROPOSAL #6: Authorize the Directors to issue, allot         ISSUER            YES             FOR                  FOR

and deal with additional shares in the Company not

exceeding 20% of the aggregate nominal amount of the

existing issued share capital

PROPOSAL #7: Authorize the Directors to issue, allot         ISSUER            YES             FOR                  FOR

and deal with shares by the number of shares

repurchased

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNOOC LTD

  TICKER:                  N/A                 CUSIP:   Y1662W117

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive and approve the audited                   ISSUER            YES             FOR                  FOR

statement of accounts together with the report of the

 Directors and Independent Auditors report thereon

for the YE 31 DEC 2009

PROPOSAL #A.2: Declare a final dividend for the YE 31        ISSUER            YES             FOR                  FOR

 DEC 2009

PROPOSAL #A.3.1: Re-election of Mr. Tse Hau Yin,                ISSUER            YES             FOR                  FOR

Aloysius as an Independent Non-Executive Director

PROPOSAL #A.3.2: Re-election of Mr. Zhou Shouwei as          ISSUER            YES             FOR                  FOR

an Non-executive Director

PROPOSAL #A.3.3: Re-election of Mr. Yang Hua as an            ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #A.3.4: Authorize the Board of Directors to         ISSUER            YES             FOR                  FOR

fix the remuneration of each of the Directors

PROPOSAL #A.4: Reelection of Mr. Chiu Sung Hong as            ISSUER            YES             FOR                  FOR

Independent Non-Executive Director and authorize the

Board of Directors to fix his remuneration

PROPOSAL #A.5: Re-appointment the Company's                        ISSUER            YES             FOR                  FOR

Independent Auditor and authorize the Board of

Directors to fix their remuneration

PROPOSAL #B.1: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to repurchase shares in the capital of

the Company not exceeding 10% of the share captial of

 the Company in issue as at the date of passing of

this resolution

PROPOSAL #B.2: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with

additional shares in the capital of the Company not

exceeding 20% of the share captial of the Company in

issue as at the date of passing of this resolution

PROPOSAL #B.3: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with shares in

 the capital of the Company by the aggregate number

of shares repurchased, which shall not exceeding 10%

of the share captial of the Company in issue as at

the date of passing of this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAGNIE FINANCIERE RICHEMONT AG SWITZ

  TICKER:                  N/A                 CUSIP:   H25662158

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER             NO              N/A                  N/A

statutory reports

PROPOSAL #2.: Approve the allocation of income and            ISSUER             NO              N/A                  N/A

dividends of EUR 0.30 per A Bearer Share and EUR 0.03

 per B Registered Share

PROPOSAL #3.: Grant discharge to the Board and the            ISSUER             NO              N/A                  N/A

Senior Management

PROPOSAL #4.1: Re-elect Johann Rupert as a Director           ISSUER             NO              N/A                  N/A

PROPOSAL #4.2: Re-elect Jean-Paul Aeschimann as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.3: Re-elect Franco Cologni as a Director         ISSUER             NO              N/A                  N/A

PROPOSAL #4.4: Re-elect Lord Douro as a Director                ISSUER             NO              N/A                  N/A

PROPOSAL #4.5: Re-elect  Yves-Andre Istel as a                   ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.6: Re-elect Richard Lepeu as a Director           ISSUER             NO              N/A                  N/A

PROPOSAL #4.7: Re-elect Ruggero Magnoni as a Director        ISSUER             NO              N/A                  N/A

PROPOSAL #4.8: Re-elect Simon Murray as a Director             ISSUER             NO              N/A                  N/A

PROPOSAL #4.9: Re-elect Alain Perrin as a Director             ISSUER             NO              N/A                  N/A

PROPOSAL #4.10: Re-elect Norbert Platt as a Director         ISSUER             NO              N/A                  N/A

PROPOSAL #4.11: Re-elect Alan Quasha as a Director             ISSUER             NO              N/A                  N/A

PROPOSAL #4.12: Re-elect Lord Renwick of Clifton as a        ISSUER             NO              N/A                  N/A

 Director

PROPOSAL #4.13: Re-elect Jan Rupert as a Director               ISSUER             NO              N/A                  N/A

PROPOSAL #4.14: Re-elect Juergen Schrempp as a                   ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.15: Re-elect Martha Wikstrom as a Director      ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Ratify PricewaterhouseCoopers as the            ISSUER             NO              N/A                  N/A

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAL ELECTRONICS INC

  TICKER:                  N/A                 CUSIP:   Y16907100

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 Audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2.4 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from capital reserves; Proposed bonus issue: 20 for

1,000 shares held

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of incorporation

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.7: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.8: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONSORCIO ARA S A DE C V

  TICKER:                  N/A                 CUSIP:   P3084R106

  MEETING DATE:      10/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report concerning the                 ISSUER            YES             FOR                  FOR

acquisition of own shares and the policies related to

 such operations, resolutions in this regard

PROPOSAL #2.: Receive the report concerning the stock        ISSUER            YES         AGAINST           AGAINST

 plan for the Executives and the employees of the

Company, resolutions in this regard

PROPOSAL #3.: Approve the designation of Special                ISSUER            YES             FOR                  FOR

Delegates of the general meeting for the performance

and formalization of its resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONSORCIO ARA S A DE C V

  TICKER:                  N/A                 CUSIP:   P3084R106

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Receive, if relevant, approve the                   ISSUER            YES             FOR                  FOR

reports that are referred to in Article 28, Part IV,

of the Securities Market Law, including the

presentation of the financial statements of the

Company for the FY that ended on 31 DEC 2009

PROPOSAL #II: Receive the report regarding the                   ISSUER            YES             FOR                  FOR

fulfillment of the tax obligations of the Company, in

 compliance with applicable legal provisions

PROPOSAL #III: Approve the allocation of results,              ISSUER            YES             FOR                  FOR

including the declaration and payment of a cash

dividend

PROPOSAL #IV: Approve the designation or ratify the          ISSUER            YES         AGAINST           AGAINST

Members of the Board of Directors as well as of the

Secretary and Vice Secretary of the Company,

resolution regarding the term in office and

remuneration of said persons

PROPOSAL #V: Approve the designation or ratify the            ISSUER            YES         AGAINST           AGAINST

Chairperson of the Audit Committee

PROPOSAL #VI: Approve the designation or ratify the          ISSUER            YES         AGAINST           AGAINST

Chairperson of the Corporate Practices Committee

PROPOSAL #VII: Approve the maximum amount of funds            ISSUER            YES             FOR                  FOR

that can be allocated to the acquisition of the

shares of the Company, in accordance with the terms

provided for in Article 56, Part IV, of the

Securities Market Law, and presentation of the report

 regarding the policies and resolutions passed by the

 board of Directors of the Company, in relation to

the purchase and sale of such shares

PROPOSAL #VIII: Approve the designation of special            ISSUER            YES             FOR                  FOR

delegates from the meeting to execute and formalize

its resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CREDIT SUISSE GROUP AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H3698D419

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Presentation of the annual report,              ISSUER             NO              N/A                  N/A

parent Company's 2009 financial statements, Group's

2009 consolidated financial statements and the 2009

remuneration report

PROPOSAL #1.2: Consultative vote on the 2009                       ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #1.3: Approval of the annual report, parent         ISSUER            YES             FOR                  FOR

Company's 2009 financial statements and the Group's

2009 consolidated financial statements

PROPOSAL #2.: Discharge of the acts of the Members of        ISSUER            YES             FOR                  FOR

 the Board of Directors and the Executive Board

PROPOSAL #3.: Appropriation of retained earnings                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Amendment of the Articles of                          ISSUER            YES             FOR                  FOR

Association in line with the new Swiss Federal

Intermediated Securities Act

PROPOSAL #5.1.A: Re-election Noreen Doyle to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.B: Re-election Aziz R.D. Syriani to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #5.1.C: Re-election David W. Syz to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.D: Re-election Peter F. Weibel to the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.E: Election Jassim Bin Hamad J.J. Al            ISSUER            YES             FOR                  FOR

Thani to the Board of Directors

PROPOSAL #5.1.F: Election Robert H. Benmosche to the         ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.2: Election of the Independent Auditors           ISSUER            YES             FOR                  FOR

PROPOSAL #5.3: Election of Special Auditors                         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: PLEASE NOTE THAT THE MANAGEMENT                     ISSUER            YES         AGAINST           AGAINST

RECOMMENDATION IS DISPLAYING INCORRECTLY FOR THIS

RESOLUTION AND MANAGEMENT RECOMMENDS TO VOTE FOR THIS

 AGENDA ITEM NOT ABSTAIN   If voting or elections

takes place on proposals that have not been submitted

 until the Annual General Meeting itself as defined

in Article 700 paragraphs 3 and 4 of the Swiss Code

of Obligations, I hereby authorize the independent

proxy to vote in favor of the proposal of the Board

of Directors.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DANONE, PARIS

  TICKER:                  N/A                 CUSIP:   F12033134

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and setting of the dividend at

 EUR 1.20 per share

PROPOSAL #O.4: Approve the renewal of Mr. Franck                ISSUER            YES         AGAINST           AGAINST

RIBOUD's term as a Board member

PROPOSAL #O.5: Approve the renewal of Mr. Emmanuel            ISSUER            YES             FOR                  FOR

FABER's term as a Board member

PROPOSAL #O.6: Approve the renewal of the Company              ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers Audit as a permanent Statutory

 Auditor

PROPOSAL #O.7: Appointment of the Cabinet Ernst &              ISSUER            YES             FOR                  FOR

Young et Autres as a permanent Statutory

PROPOSAL #O.8: Appointment of Mr. Yves NICOLAS as a          ISSUER            YES             FOR                  FOR

substitute Statutory Auditor

PROPOSAL #O.9: Appointment of the Company Auditex as         ISSUER            YES             FOR                  FOR

a substitute Statutory Auditor

PROPOSAL #O.10: Approve the agreements under the                ISSUER            YES             FOR                  FOR

Statutory Auditors' special report

PROPOSAL #O.11: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Franck RIBOUD

PROPOSAL #O.12: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Emmanuel FABER

PROPOSAL #O.13: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Bernard HOURS

PROPOSAL #O.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase, hold or transfer Company's shares

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out allocations of Company's existing shares or

 to be issued

PROPOSAL #E.16: Amend Article 26 II of the Statutes          ISSUER            YES             FOR                  FOR

relating to the limitation of the voting rights

PROPOSAL #E.17: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DBS GROUP HOLDINGS LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y20246107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                 ISSUER            YES             FOR                  FOR

audited accounts for the YE 31 DEC 2009 and the

Auditors' report thereon

PROPOSAL #2.: Declare a 1-tier tax exempt final                 ISSUER            YES             FOR                  FOR

dividend of 14 cents per ordinary share, for the YE

31 DEC 2009; [2008: final dividend of 14 cents per

ordinary share, 1-tier tax exempt]

PROPOSAL #3.A: Approve to sanction the amount of SGD         ISSUER            YES             FOR                  FOR

1,594,877 proposed as Directors' fees for 2009;

[2008: SGD 1,475,281]

PROPOSAL #3.B: Approve to sanction the amount of SGD         ISSUER            YES             FOR                  FOR

4,500,000 proposed as special remuneration for Mr.

Koh Boon Hwee for 2009; [2008: SGD 2,000,000]

PROPOSAL #4.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company and authorize the Directors to fix their

remuneration

PROPOSAL #5.A: Re-elect Mr. Ang Kong Hua as a                     ISSUER            YES             FOR                  FOR

Director, who retires under Article 95 of the

Company's Articles of Association

PROPOSAL #5.B: Re-elect Mr. John Alan Ross as a                 ISSUER            YES             FOR                  FOR

Director, who retires under Article 95 of the

Company's Articles of Association

PROPOSAL #5.C: Re-elect Mr. Kwa Chong Seng as a                 ISSUER            YES             FOR                  FOR

Director, who retires under Article 95 of the

Company's Articles of Association

PROPOSAL #6.A: Re-elect Mr. Ambat Ravi Shankar Menon         ISSUER            YES             FOR                  FOR

as a Director, who retires under Article 101 of the

Company's Articles of Association

PROPOSAL #6.B: Re-elect Mr. Piyush Gupta as a                     ISSUER            YES             FOR                  FOR

Director, who retires under Article 101 of the

Company's Articles of Association

PROPOSAL #6.C: Re-elect Mr. Peter Seah Lim Huat as a         ISSUER            YES             FOR                  FOR

Director, who retires under Article 101 of the

Company's Articles of Association

PROPOSAL #7.: Re-appoint Mr. Andrew Robert Fowell              ISSUER            YES             FOR                  FOR

Buxton as a Director, pursuant to Section 153(6) of

the Companies Act, Chapter 50, to hold office from

the date of this AGM until the next AGM of the Company

PROPOSAL #8.A: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to: (a) allot and issue from time to time

 such number of ordinary shares in the capital of the

 Company (DBSH Ordinary Shares) as may be required to

 be issued pursuant to the exercise of options under

the DBSH Share Option Plan; and (b) offer and grant

awards in accordance with the provisions of the DBSH

Share Plan and to allot and issue from time to time

such number of DBSH Ordinary Shares as may be

required to be issued pursuant to the vesting of

awards under the DBSH Share Plan, provided always

that: (1) the aggregate number of new DBSH Ordinary

Shares to be issued pursuant to the exercise of

options granted under the DBSH Share Option Plan and

the vesting of awards granted or to be granted under

the DBSH Share Plan shall not exceed 7.5% of the

total number of issued shares (excluding treasury

shares) in the capital of the Company from time to

time; and (2) the aggregate number of new DBSH

Ordinary Shares under awards to be granted pursuant

to the DBSH Share Plan during the period commencing

from the date of this AGM of the Company and ending

on the date of the next AGM of the Company or the

date by which the next AGM of the Company is required

 by law to be held, shall not exceed 2% of the total

number of issued shares (excluding treasury shares)

in the capital of the Company from time to time

PROPOSAL #8.B: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to: issue shares in the capital of the Company

(shares) whether by way of rights, bonus or

otherwise; and/or (ii) make or grant offers,

agreements or options (collectively, Instruments)

that might or would require shares to be issued,

including but not limited to the creation and issue

of (as well as adjustments to) warrants, debentures

or other instruments convertible into shares, at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may in

their absolute discretion deem fit; and

(notwithstanding the authority conferred by this

Resolution may have ceased to be in force) issue

shares in pursuance of any Instrument made or granted

 by the Directors while this Resolution was in force,

 provided that: (1) the aggregate number of shares to

 be issued pursuant to this Resolution (including

shares to be issued in pursuance of Instruments made

or granted pursuant to this Resolution) does not

exceed 50 per cent of the total number of issued

shares (excluding treasury shares) in the capital of

the Company (as calculated in accordance with this

Resolution), of which the aggregate number of shares

to be issued other than on a pro rata basis to

shareholders of the Company (including shares to be

issued in pursuance of Instruments made or granted

pursuant to this Resolution) does not exceed 10% of

the total number of issued shares (excluding treasury

 shares) in the capital of the Company (as calculated

 in accordance with this Resolution); (2) (subject to

 such manner of calculation and adjustments as may be

 prescribed by the Singapore Exchange Securities

Trading Limited (SGX-ST)) for the purpose of

determining the aggregate number of shares that may

be issued under this Resolution, the percentage of

issued shares shall be based on the total number of

issued shares (excluding treasury shares) in the

capital of the Company at the time this Resolution is

 passed, after adjusting for: (i) new shares arising

from the conversion or exercise of any convertible

securities or share options or vesting of share

awards which are outstanding or subsisting at the

time this Resolution is passed; and (ii) any

subsequent bonus issue, consolidation or subdivision

of shares; (3) in exercising the authority conferred

by this Resolution, the Company shall comply with the

 provisions of the Listing Manual of the SGX-ST for

the time being in force (unless such compliance has

been waived by the SGX-ST) and the Articles of

Association for the time being of the Company; and

[Authority expires the earlier or until the

conclusion of the next AGM of the Company or the date

 by which the next AGM of the Company is required by

PROPOSAL #8.C: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to allot and issue from time to time such number of

new ordinary shares, new non-voting non-redeemable

preference shares and new non-voting redeemable

preference shares in the capital of the Company as

may be required to be allotted and issued pursuant to

 the DBSH Scrip Dividend Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DBS GROUP HOLDINGS LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y20246107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors for the purposes        ISSUER            YES             FOR                  FOR

 of Sections 76C and 76E of the Companies Act,

Chapter 50 [the Companies Act], to purchase or

otherwise acquire issued ordinary shares in the

capital of DBSH [ordinary shares] not exceeding in

aggregate the maximum percentage [as specified], at

such price or prices as may be determined by the

Directors from time to time up to the maximum price

[as specified], whether by way of: [i] market

purchase[s] on the Singapore Exchange Securities

Trading Limited [SGX-ST] transacted through the

Central Limit Order Book trading system and/or any

other securities exchange on which the ordinary

shares may for the time being be listed and quoted

[Other Exchange]; and/or [ii] off-market purchase[s]

[if effected otherwise than on the SGX-ST or, as the

case may be, other exchange] in accordance with any

equal access scheme[s] as may be determined or

formulated by the Directors as they consider fit,

which scheme[s] shall satisfy all the conditions

prescribed by the Companies Act, and otherwise in

accordance with all other laws and regulations and

rules of the SGX-ST or, as the case may be, other

exchange as may for the time being be applicable,

[the share purchase mandate]; [Authority expires the

earlier of the date on which the next AGM of DBSH is

held and the date by which the next AGM of DBSH is

required by law to be held]; and to complete and do

all such acts and things [including executing such

documents as may be required] as they and/or he may

consider expedient or necessary to give effect to the

 transactions contemplated and/or authorized by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DESARROLLADORA HOMEX, S.A.B. DE C.V.

  TICKER:                  HXM                 CUSIP:   25030W100

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: PROPOSAL AND, AS THE CASE MAY BE,                   ISSUER            YES             FOR                  FOR

RESOLUTIONS OVER A CAPITAL STOCK INCREASE, IN ITS

FIXED PORTION, THROUGH THE ISSUANCE OF UNSUBSCRIBED

COMMON STOCK, FOR THEIR ALLOCATION THROUGH AN IPO,

PURSUANT TO ARTICLE 53 OF THE MEXICAN SECURITIES LAW

AND CLAUSE SEVENTH OF THE BYLAWS OF THE COMPANY,

SUBJECT TO AUTHORIZATION BY THE CNBV.

PROPOSAL #II: PROPOSAL AND, AS THE CASE MAY BE,                 ISSUER            YES             FOR                  FOR

RESOLUTIONS OVER THE AMENDMENT OF CLAUSE SIXTH OF THE

 BYLAWS OF THE COMPANY.

PROPOSAL #III: PROPOSAL AND, AS THE CASE MAY BE,                ISSUER            YES             FOR                  FOR

RESOLUTIONS OVER AN INITIAL PUBLIC STOCK OFFERING BY

THE COMPANY, IN MEXICO AND OTHER INTERNATIONAL

PROPOSAL #IV: PROPOSAL AND, AS THE CASE MAY BE,                 ISSUER            YES             FOR                  FOR

DESIGNATION OF SPECIAL DELEGATES WHO WILL FORMALIZE

AND EXECUTE THE RESOLUTIONS ADOPTED AT THIS MEETING

AND FOR THE EXECUTION OF ALL ACTIONS AND FILINGS

RELATING TO THE IPO.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DESARROLLADORA HOMEX, S.A.B. DE C.V.

  TICKER:                  HXM                 CUSIP:   25030W100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: DISCUSSION AND APPROVAL, AS THE CASE MAY        ISSUER            YES             FOR                  FOR

 BE, OF THE REPORTS TO BE PRESENTED BY THE BOARD OF

DIRECTORS, PURSUANT TO ARTICLE 28, SECTION IV OF THE

MEXICAN SECURITIES MARKET LAW AND ARTICLE 172 OF THE

GENERAL COMPANIES LAW, INCLUDING THE FINANCIAL

STATEMENTS OF THE COMPANY AND ITS SUBSIDIARIES

CORRESPONDING TO THE YEAR ENDED ON DECEMBER 31, 2009.

PROPOSAL #II: RESOLUTION ON THE ALLOCATION OF PROFITS        ISSUER            YES             FOR                  FOR

 OBTAINED IN SUCH FISCAL YEAR.

PROPOSAL #III: DISCUSSION AND APPROVAL, AS THE CASE          ISSUER            YES             FOR                  FOR

MAY BE, OF THE MAXIMUM AMOUNT OF FUNDS THAT MAY BE

ALLOCATED FOR STOCK REPURCHASE.

PROPOSAL #IV: APPOINTMENT OR RATIFICATION, AS THE              ISSUER            YES         AGAINST           AGAINST

CASE MAY BE, OF THE MEMBERS OF BOARD AND SECRETARY,

AND DETERMINATION OF THEIR COMPENSATION.

PROPOSAL #V: APPOINTMENT OR RATIFICATION, AS THE CASE        ISSUER            YES         AGAINST           AGAINST

 MAY BE, OF THE CHAIRMAN OF THE AUDIT COMMITTEE AND

OF THE CORPORATE GOVERNANCE COMMITTEE AND, IF

APPROPRIATE, APPOINTMENT OF THE OTHER MEMBERS OF SUCH

 COMMITTEES AND OF THE EXECUTIVE COMMITTEE.

PROPOSAL #VI: DESIGNATION OF SPECIAL DELEGATES WHO            ISSUER            YES             FOR                  FOR

WILL FORMALIZE AND EXECUTE THE RESOLUTIONS ADOPTED AT

 THIS MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DNB NOR ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R1812S105

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the EGM by the Chairman of          ISSUER             NO              N/A                  N/A

the Supervisory Board

PROPOSAL #2.: Approve the notice and agenda                         ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Elect 1 person to co- sign the minutes         ISSUER             NO              N/A                  N/A

of the EGM together with the Chairman of the meeting

PROPOSAL #4.: Approve to increase the share capital          ISSUER             NO              N/A                  N/A

by minimum NOK 1 400,000,000 and maximum NOK

14,000,000,000, from NOK 13,326,536,150 to minimum

NOK 14,726,536,150 and maximum NOK 27,326,536,150, by

 the issuance of minimum 140,000,000 and maximum

1,400,000,000 new shares, each with a nominal value

of NOK 10; shareholders who are registered in the

Company's shareholder register as at 24 NOV 2009

shall have preferential rights to subscribe for the

new shares corresponding to their pro rata holdings

of shares in the Company, tradable subscription

rights will be issued, oversubscription and

subscription without subscription rights are

permitted; the Company shall prepare a prospectus

that shall be approved by the Oslo Stock Exchange in

connection with the rights offering, unless the Board

 of Directors decides otherwise, the prospectus shall

 not be registered with or approved by any foreign

prospectus authority, the new shares cannot be

subscribed for by investors in jurisdictions in which

 it is not permitted to offer new shares, with

respect to any shareholder that in the Company's view

 is not entitled to subscribe for new shares due to

limitations imposed by laws or regulations of the

jurisdiction where such shareholder is a resident or

citizen, the Company or someone appointed or

instructed by it may sell such shareholder's

subscription rights against transfer of the net

proceeds from such sale to the shareholder;

allocation of the new shares shall be made by the

Board of Directors, the following allocation criteria

 shall apply: allocation will be made to subscribers

on the basis of granted and acquired subscription

rights which have been validly exercised during the

subscription period; If not all subscription rights

are exercised, subscribers having exercised their

subscription rights and who have over-subscribed will

 be allocated additional new shares on a pro rata

basis based on the number of subscription rights

exercised by each such subscribe, to the extent that

pro rata allocation is not possible, the Company will

 determine the allocation by the drawing of lot; new

shares not allocated pursuant to this resolution

above will be allocated to subscribers not holding

subscription rights, allocation will be sought made

on a pro rata basis based on the relevant

subscription amounts, provided, however, that such

allocations may be rounded down to the nearest round

lot, which is 200 share; new shares not allocated

pursuant to this resolution above will be subscribed

by, and allocated to, the underwriters or investors

appointed by the underwriters based on and in

accordance with the underwriting obligations of the

respective underwriters; the subscription price in

the rights offering shall be between NOK 10 and NOK

100 per share, the subscription amount shall be paid

in cash; the subscription period shall commence on 26

 NOV 2009 and end at 17:30 (CET) on 10 DEC 2009,

however, if the prospectus is not approved in time to

 maintain this subscription period, the subscription

PROPOSAL #5.: Amend the Articles 3-4, 7-1, and 9-1 of        ISSUER             NO              N/A                  N/A

 the Company's Articles of Association with effect

from the time the amendments are approved by the

Financial Supervisory Authority of Norway

[Kredittilsynet], as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DNB NOR ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R1812S105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the general meeting by the            ISSUER            YES             FOR                  FOR

Chairman of the supervisory Board

PROPOSAL #2: Approve the notice of the general                   ISSUER            YES             FOR                  FOR

meeting and the agenda

PROPOSAL #3: Election of the person to sign the                 ISSUER            YES             FOR                  FOR

minutes of the general meeting along with

PROPOSAL #4: Approve the remuneration rates for                 ISSUER            YES             FOR                  FOR

members of the supervisory Board, control committee

and election committee

PROPOSAL #5: Approve the Auditor's remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the 2009 annual report and                 ISSUER            YES             FOR                  FOR

accounts, including the distribution of dividends and

 group contributions

PROPOSAL #7: Election of Members to the Supervisory          ISSUER            YES             FOR                  FOR

Board with a term of Office until the AGM in 2012:

Nils Halvard Bastiansen, Baerum [re-election], Toril

Eidesvik, Bergen [re-election], Carnilla Marianne

Grieg, Bergen [New Member], Eldbjorg Lower, Kongsberg

 [Re-election], Per Otterdahl Miller, Skien [New

Member], Dag J. Opedal, Oslo [Re-election], Ole

Robert Reitan, Nesoya [New Member], Gudrun B.

Rollefsen, Hammerfest [Re-election], Arthur

Sletteberg, Stabekk [Re-election], Hanne Rigmor

Egenaess Wiig, Halden [Re-election]; re-election of

Herbjorn Hansson, Sandefjord as a Member to the

Supervisory Board, with a term of office until the

AGM in 2011; election of Elsbeth Sande Tronstad, Oslo

 as a new deputy with a term of office of one year

PROPOSAL #8: Re-election of Eldbjorg Lower,                        ISSUER            YES             FOR                  FOR

Kongsberg, Per Otterdahl Moller, Skien, Arthur

Sletteberg, Stabekk, Rejer Ola Soberg as Members of

the Election Committee with a term of office until

PROPOSAL #9: Authorize the Board of Directors for the        ISSUER            YES             FOR                  FOR

 repurchase of shares

PROPOSAL #10: Approve the statement from the Board of        ISSUER            YES             FOR                  FOR

 Directors in connection with remuneration to senior

executives

PROPOSAL #11.a: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the special

remuneration or Broad shared financial responsibility

 and common interests

PROPOSAL #11.b: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the reforms to ensure

sound Corporate Governance by changing- strengthening

 the competence and independence of Governing Bodies

PROPOSAL #11.c: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the reversal of

authority to the general meeting

PROPOSAL #11.d: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the cultivation of

individual roles in the group to strengthen risk

Management and capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONGFANG ELECTRIC CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y20958107

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, pursuant to the relevant                 ISSUER            YES             FOR                  FOR

undertaking made by Dongfang Electric Corporation

(hereafter as DEC) during the listing of entire

assets of principal operations, the long-term

development strategy of the Company and its need to

reduce the number of connected transactions and

minimize peer competitions, to contribute a capital

of RMB 155,787,400 to acquire 27.3% equity interest

held by DEC in Dongfang (Guangzhou) Heavy Machinery

Co., Ltd (hereafter as DFHM), upon competition of the

 Acquisition, the Company will own a 27.3% equity

interest in DFHM directly and a 30% equity interest

through Dongfang Boiler (Group) Co., Ltd., a

subsidiary of the Company, the total shareholding in

DFHM will be 57.3%. DFHM will be consolidated into

the consolidated statements of the Company

PROPOSAL #2.: Appoint ShineWing Certified Public                ISSUER            YES             FOR                  FOR

Accountants and SHINEWING [HK] CPA Limited as the

domestic and overseas Auditors of the Company

respectively for the year 2009, and authorize the

Board of Directors to determine their remunerations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONGFANG ELECTRIC CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y20958107

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 report of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #2: Approve the 2009 report of the                        ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the proposal for the                            ISSUER            YES             FOR                  FOR

distribution of profits after tax for the year 2009,

including the proposal for the declaration and

payment of final dividends for the YE 31 DEC 2009

PROPOSAL #4: Approve the 2009 Audited Financial                 ISSUER            YES             FOR                  FOR

Report of the Company

PROPOSAL #5: Approve the re-appointment of Shinewing         ISSUER            YES             FOR                  FOR

Certified Public Accountants and Shinewing  HK  CPA

Limited as PRC and international auditors of the

Company for the year 2010 and to authorize the Board

to determine their respective remuneration

PROPOSAL #6: Approve the appointment of Mr. Peng                ISSUER            YES             FOR                  FOR

Shaobing as an Independent Non-Executive Director for

 a term commencing from 18 JUN 2010 until 27 JUN 2012

 and to authorize the Board to determine his

remuneration in accordance with the remuneration plan

 for the Members of the sixth session of the Board

and the Supervisory Committee previously approved by

the Shareholders at the annual general meeting of the

 Company held on 25 JUN 2009

PROPOSAL #S.1.a: Approve the Bonus Issue subject to          ISSUER            YES             FOR                  FOR

and conditional upon the Company obtaining the

approvals from the relevant PRC authorities and the

Listing Committee of The Stock Exchange Hong Kong

Limited granting the listing of, and permission to

deal in, new H Shares

PROPOSAL #S.1.b: Approve the increase in the                       ISSUER            YES             FOR                  FOR

registered share capital of the Company from CNY

1,001,930,000 to CNY 2,003,860,000 upon completion of

 the Bonus Issue

PROPOSAL #S.1.c: Authorize any one Director of the            ISSUER            YES             FOR                  FOR

Company to take any action and Execute any documents

as he thinks necessary or fit to effect and implement

 the Bonus Issue

PROPOSAL #S.1.d: Amend the Articles of Association of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #S.2: Approve to grant the general mandate          ISSUER            YES             FOR                  FOR

to the Directors to allot new shares of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONGFANG ELECTRIC CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y20958107

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Bonus Issue subject to and        ISSUER            YES             FOR                  FOR

 conditional upon the Company obtaining the approvals

 from the relevant PRC authorities and the Listing

Committee of The Stock Exchange Hong Kong Limited

granting the listing of, and permission to deal in,

new H Shares

PROPOSAL #S.2: Approve the increase in the registered        ISSUER            YES             FOR                  FOR

 share capital of the Company from RMB 1,001,930,000

to RMB 2,003,860,000 upon completion of the Bonus

PROPOSAL #S.3: Authorize any one Director of the                ISSUER            YES             FOR                  FOR

Company to take any action and execute any documents

as he thinks necessary or fit to effect and implement

 the Bonus Issue

PROPOSAL #S.4: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  E.ON AG

  TICKER:                  N/A                 CUSIP:   D24914133

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted Annual                ISSUER             NO              N/A                  N/A

Financial Statements and the Consolidated Financial

Statements for the 2009 financial year, along with

the Management Report Summary for E.ON AG and the

E.ON Group and the Report of the Supervisory Board as

 well as the Explanatory Report of the Board of

Management regarding the statements pursuant to

Sections 289 para. 4, 315 para. 4 and Section 289

para.5 German Commercial Code (Handelsgesetzbuch-HGB).

PROPOSAL #2.: Appropriation of balance sheet profits         ISSUER            YES             FOR                  FOR

from the 2009 financial year

PROPOSAL #3.: Discharge of the Board of Management            ISSUER            YES             FOR                  FOR

for the 2009 financial year

PROPOSAL #4.: Discharge of the Supervisory Board for         ISSUER            YES             FOR                  FOR

the 2009 financial year

PROPOSAL #5.: Approval of the compensation system              ISSUER            YES             FOR                  FOR

applying to the Members of the Board of Management

PROPOSAL #6.a: Election of PricewaterhouseCoopers              ISSUER            YES             FOR                  FOR

Aktiengesellschaft Wirtschaftspruefungsgesellschaft,

Duesseldorf, as the auditor for the annual as well as

 the consolidated financial statements for the 2010

financial year

PROPOSAL #6.b: Election of PricewaterhouseCoopers              ISSUER            YES             FOR                  FOR

Aktiengesellschaft Wirtschaftspruefungsgesellschaft,

Duesseldorf, as the auditor for the inspection of the

 abbreviated financial statements and the interim

management report for the first half of the 2010

financial year

PROPOSAL #7.: Authorization for the acquisition and          ISSUER            YES             FOR                  FOR

use of treasury shares

PROPOSAL #8.: Authorization for the issue of option          ISSUER            YES             FOR                  FOR

or convertible bonds, profit participation rights or

participating bonds and for the exclusion of

subscription rights as well as the creation of a

Conditional Capital

PROPOSAL #9: Amendment to Section 20 of the Articles         ISSUER            YES             FOR                  FOR

of Association in view of the Act for the

Implementation of the Shareholder Rights Directive

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ESPRIT HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G3122U145

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                   ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and Auditors of the Group for the YE 30 JUN 2009

PROPOSAL #2.: Approve a final dividend of 0.72 Hong          ISSUER            YES             FOR                  FOR

Kong dollar per Share for the YE 30 JUN 2009

PROPOSAL #3.: Approve a special dividend of 1.33 Hong        ISSUER            YES             FOR                  FOR

 Kong dollar per Share for the YE 30 JUN 2009 to be

satisfied by way of mandatory scrip dividend and

capitalization from share premium

PROPOSAL #4.I: Re-elect Mr. Heinz Jurgen Krogner-               ISSUER            YES             FOR                  FOR

Kornalik as a Director of the Company

PROPOSAL #4.II: Re-elect Mr. Jurgen Alfred Rudolf              ISSUER            YES             FOR                  FOR

Friedrich as a Director of the Company

PROPOSAL #4.III: Re-elect Mr. Ronald Van Der Vis as a        ISSUER            YES             FOR                  FOR

 Director of the Company

PROPOSAL #4.IV: Re-elect Mr. Chew Fook Aun as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.V: Re-elect Mr. Francesco Trapani as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.VI: Authorize the Board to fix the                   ISSUER            YES             FOR                  FOR

Directors' fees

PROPOSAL #5.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors and authorize

the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 [a] subject to Paragraph [b] below, during the

Relevant Period [as specified] of all the powers of

the Company to purchase shares of the Company

[Shares] and any securities which carry a right to

subscribe for or purchase Shares, subject to and in

accordance with the applicable laws; [b] the total

nominal amount of Shares which may be purchased

pursuant to the approval in Paragraph [a] above shall

 not exceed 10% of the total nominal amount of the

share capital of the Company, and the total number of

 any securities which carry a right to subscribe for

or purchase Shares which may be purchased pursuant to

 the approval in Paragraph [a] above shall not exceed

 10% of such securities of the Company [or any

relevant class thereof], in each case in issue as at

the date of passing of this resolution, and the said

approval shall be limited accordingly; and [Authority

 expires the earlier of the conclusion of the next

AGM of the Company or the expiration of the period

within which the next AGM is to be held by law]

PROPOSAL #7.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 [a] subject to the restriction on discounts and

restriction on refreshment of this mandate as stated

in the Circular to the shareholders of the Company

dated 10 NOV 2009 and subject to Paragraph [b] below,

 during the Relevant Period [as specified] of all the

 powers of the Company to issue, allot and deal with

additional shares of the Company [Shares] and to make

 or grant offers, agreements and options during the

Relevant Period which would or might require Shares

to be issued, allotted or dealt with during or after

the end of the Relevant Period; [b] the total nominal

 amount of additional Shares issued, allotted, dealt

with or agreed conditionally or unconditionally to be

 issued, allotted or dealt with, pursuant to the

approval in Paragraph [a] above, otherwise than

pursuant to [i] a rights issue [as specified below],

or [ii] any option scheme or similar arrangement of

the Company for the granting or issuance of Shares or

 rights to acquire Shares, or [iii] the exercise of

rights of subscription or conversion under the terms

of any warrants issued or to be issued by the Company

 or any securities which are convertible into shares

of the Company, or [iv] any Scrip Dividend Scheme or

similar arrangement providing for the allotment of

Shares in lieu of the whole or part of a dividend on

Shares of the Company in accordance with the Bye-laws

 of the Company, shall not exceed 5% of the total

nominal amount of the share capital of the Company in

 issue as at the date of passing of this resolution;

and [Authority expires the earlier of the conclusion

of the next AGM of the Company or the expiration of

the period within which the next AGM of the Company

is required by the Bye-Laws of the Company or any

applicable laws to be held]

PROPOSAL #8.: Approve and adopt, conditional upon The        ISSUER            YES             FOR                  FOR

 Stock Exchange of Hong Kong Limited granting the

approval for the listing of, and permission to deal

in, the shares of the Company [Shares] or any part

thereof to be issued pursuant to the exercise of any

options that may be granted under the share option

scheme [the New Share Option Scheme], the terms and

conditions as specified, the New Share Option Scheme

and all the terms and conditions contained therein;

and authorize the Directors of the Company to grant

options to subscribe for Shares there under and to

allot, issue and deal with any Shares pursuant to the

 exercise of the subscription rights under any

options which may be granted from time to time in

accordance with the terms of the New Share Option

Scheme and to do all such acts as they may in their

absolute discretion consider necessary or expedient

in order to give full effect to the New Share Option

Scheme; and approve, subject to Paragraph [a]

hereinabove, the Share Option Scheme adopted by the

Company on 26 NOV 2001 [the 2001 Share Option

Scheme], to terminate with immediate effect provided

that the options which have been granted and remained

 outstanding and/or committed shall continue to

follow the provisions of the 2001 Share Option Scheme

 and the Rules Governing the Listing of Securities on

 The Stock Exchange of Hong Kong Limited

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ESSILOR INTL-CIE GLE OPTIQUE

  TICKER:                  N/A                 CUSIP:   F31668100

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the profit          ISSUER            YES             FOR                  FOR

and setting of the dividend

PROPOSAL #O.4: Approve the agreement regulated under         ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code de Commerce -

Compensation for breaking Mr. Sagnieres' contract

PROPOSAL #O.5: Approve the agreement regulated under         ISSUER            YES         AGAINST           AGAINST

Article L. 225-38 of the Code de Commerce

PROPOSAL #O.6: Ratify the co-opting of a Director -          ISSUER            YES             FOR                  FOR

Mr. Yi He

PROPOSAL #O.7: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

appointment - Mr. Xavier Fontanet

PROPOSAL #O.8: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

appointment - Mr. Yves Chevillotte

PROPOSAL #O.9: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

appointment - Mr. Yves Gillet

PROPOSAL #0.10: Approve the nomination of a new                 ISSUER            YES             FOR                  FOR

Director - Mrs. Mireille Faugere

PROPOSAL #O.11: Approve the Directors' attendance fees      ISSUER            YES             FOR                  FOR

PROPOSAL #O.12: Approve the redemption of the                     ISSUER            YES             FOR                  FOR

Company's shares

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the authorized capital by cancelling the

Company's shares

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by issuing shares

reserved for members of a corporate Personal Equity

Plan

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant share subscription options as specified

PROPOSAL #e.16: Grant authority to award free shares         ISSUER            YES             FOR                  FOR

- referred to as Company performance - to employees

and to Executive Directors of Essilor International

and affiliated Companies

PROPOSAL #e.17: Approve the overall cap on the                   ISSUER            YES             FOR                  FOR

authorizations to grant share subscription options

and to award shares in the Company

PROPOSAL #e.18: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing transferable securities giving

 access immediately or at some future date to the

authorized capital, with the preferential right of

subscription maintained

PROPOSAL #e.19: Approve the option to increase the            ISSUER            YES             FOR                  FOR

amount of an issue if it is oversubscribed

PROPOSAL #e.20: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing transferable securities in the

 form of debt securities giving access on maturity to

 equity security, with the preferential right of

subscription cancelled, but with a priority

subscription period

PROPOSAL #e.21: Approve the option to increase the            ISSUER            YES             FOR                  FOR

amount of an issue if it is oversubscribed

PROPOSAL #e.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by incorporation of

reserves, profits, bonuses or other funds whose

capitalization is admissible

PROPOSAL #e.23: Approve the option to issue shares            ISSUER            YES             FOR                  FOR

without exercising a preferential right of

subscription in order to pay for one or more

contributions in kind

PROPOSAL #e.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue share subscription warrants to be awarded free

to shareholders in the event of a public offer of

equity in the Company

PROPOSAL #e.25: Amend the Article 12 of the Articles         ISSUER            YES             FOR                  FOR

of Association: Board of Directors - 1. Composition

PROPOSAL #e.26: Approve the Harmonising of Articles          ISSUER            YES             FOR                  FOR

12 and 14 of the Articles of Association, which are

redundant concerning the terms of office of the

Directors

PROPOSAL #e.27: Amend the Article 24 of the Articles         ISSUER            YES         AGAINST           AGAINST

of Association: Holding meetings 3. Quorum - Vote

[Extract]

PROPOSAL #e.28: Authorize the powers for formalities         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EURASIAN NATURAL RESOURCES CORPORATION PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G3215M109

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 6 US cents          ISSUER            YES             FOR                  FOR

per ordinary share

PROPOSAL #3: Receive and approve the Directors                   ISSUER            YES             FOR                  FOR

remuneration report for the FYE 31 DEC 2009

PROPOSAL #4: Election of Mr. Felix Vulis as a                     ISSUER            YES             FOR                  FOR

Director  executive

PROPOSAL #5: Election of Ms. Zaure Zaurbekova as a            ISSUER            YES             FOR                  FOR

Director  executive

PROPOSAL #6: Election of Professor Dr. Dieter Ameling        ISSUER            YES             FOR                  FOR

 as a Director  non- executive

PROPOSAL #7: Re-election of Dr. Johannes Sittard as a        ISSUER            YES             FOR                  FOR

 Director  non-executive

PROPOSAL #8: Re-election of Mr. Roderick Thomson as a        ISSUER            YES             FOR                  FOR

 Director  non-executive

PROPOSAL #9: Re-election of Mr. Abdraman Yedibayev as        ISSUER            YES             FOR                  FOR

 a Director  non-executive

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as a Auditors of the Company

PROPOSAL #11: Authorize the Audit Committee of the            ISSUER            YES             FOR                  FOR

Board of Directors to set the remuneration of the

Auditors

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares in the Company up to an aggregate nominal

value of US cents 25,755,000

PROPOSAL #S.13: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

statutory pre-emption rights up to an aggregate

nominal value of US cents 12,877,500

PROPOSAL #S.14: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of shares

PROPOSAL #S.15: Authorize the adoption of new                     ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #S.16: Authorize the general meeting other          ISSUER            YES             FOR                  FOR

than an AGM be called on not less than 14 clear day's

 notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EUROPEAN AERONAUTIC DEFENCE &  SPACE CO EADS NV

  TICKER:                  N/A                 CUSIP:   F17114103

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and approve the general                       ISSUER             NO              N/A                  N/A

introductory statements

PROPOSAL #2.a: Approve the presentation by the                   ISSUER             NO              N/A                  N/A

Chairman and the Chief Executive Officer, including

report by the Board of Directors in respect of the

Corporate governance statement

PROPOSAL #2.b: Approve the presentation by the                   ISSUER             NO              N/A                  N/A

Chairman and the Chief Executive Officer, including

report by the Board of Directors in respect of the

policy on dividend

PROPOSAL #2.c: Approve the presentation by the                   ISSUER             NO              N/A                  N/A

Chairman and the Chief Executive Officer, including

report by the Board of Directors in respect of the

report on the business and the financial results of

2009

PROPOSAL #3: Approve to discuss the all agenda items         ISSUER             NO              N/A                  N/A

PROPOSAL #4.a: Adopt the audited accounts for the FY         ISSUER             NO              N/A                  N/A

2009

PROPOSAL #4.b: Approve the result allocation                       ISSUER             NO              N/A                  N/A

PROPOSAL #4.c: Approve to release from liability of          ISSUER             NO              N/A                  N/A

the Members of the Board of Directors

PROPOSAL #4.d: Appointment of Ernst and Young                     ISSUER             NO              N/A                  N/A

Accountants L.L.P as the Co-Auditor for the FY 2010

PROPOSAL #4.e: Appointment of KPMG Accountants N.V.          ISSUER             NO              N/A                  N/A

as the Co-Auditor for the FY 2010

PROPOSAL #4.f: Approve the compensation policy and            ISSUER             NO              N/A                  N/A

the remuneration of the Members of the Board of

PROPOSAL #4.g: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

repurchase shares of the Company

PROPOSAL #5: Closing of the meeting                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIBRIA CELULOSE S A

  TICKER:                  N/A                 CUSIP:   P9806R225

  MEETING DATE:      12/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve the protocol and justification         ISSUER            YES             FOR                  FOR

of merger of Arapar S.A Arapar and SAO Teofilo

representacoes E Participacoes S.A. Sao Teofilo,

entered into by the Company, as the surviving entity,

 and Arapar and Sao Teofilo, as the Companies being

merged into the Company protocol, together with the

pertinent documents, in light of the opinion of the

Company's fiscal council

PROPOSAL #II.: Ratify the hiring of Terco Grant                 ISSUER            YES             FOR                  FOR

Thornton Auditores Independent's Sociedade Simples.,

N.A organization headquartered in the city of Sao

Paulo, as the specialized Company responsible for

appraising, based on shareholders' equity at book

value, the Companies to be merged into the Company

PROPOSAL #III.: Approve the appraisal reports                     ISSUER            YES             FOR                  FOR

prepared by Terco Grant Thornton

PROPOSAL #IV.: Approve the merger by the Company, of         ISSUER            YES             FOR                  FOR

Arapar and Sao Teofilo

PROPOSAL #V.: Authorize the Management to take all            ISSUER            YES             FOR                  FOR

measures necessary to effect the merger

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIBRIA CELULOSE S A

  TICKER:                  N/A                 CUSIP:   P9806R225

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve to increase the Company's                 ISSUER            YES             FOR                  FOR

capital stock, without issuing new shares, in the

amount of BRL 792,252,395.00, through capitalization

of the entire account for reserve for good will-

subscription of shares, in the same amount, with a

consequent change in the main Clause of Article 5 of

the ByLaws

PROPOSAL #II.: Elect the Sitting and Alternate                   ISSUER            YES         AGAINST           AGAINST

Members of the Company's Board of Directors,

including Independent Directors, in accordance with

the terms of the listing regulation of the

Novomercado Segment of the Bmefbovespa Bolsa De

PROPOSAL #III.: Elect the Sitting and Alternate                 ISSUER            YES         AGAINST           AGAINST

Members of the Company's fiscal council

PROPOSAL #IV.: Approve the protocol and justification        ISSUER            YES             FOR                  FOR

 of stock swap Merger of Aracruz Celulose S.A.

Aracruz, entered into by the Company, as the

surviving entity, and Aracruz, as the Company being

merged into the Company, together with the pertinent

documents, in light of the opinion of the Company's

PROPOSAL #V.: Ratify the hiring of                                        ISSUER            YES             FOR                  FOR

Pricewaterhousecoopers Auditores Independentes as the

 specialized Company responsible for appraising

Aracruz based on shareholders equity at book value

PROPOSAL #VI.: Approve the appraisal report prepared         ISSUER            YES             FOR                  FOR

by Pricewaterhousecoopers

PROPOSAL #VII.: Approve the stock swap Merger of                ISSUER            YES             FOR                  FOR

Aracruz by the Company

PROPOSAL #VIII.: Authorize the Management to take all        ISSUER            YES             FOR                  FOR

 measures necessary to effect the stock swap  merger

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIBRIA CELULOSE S A

  TICKER:                  N/A                 CUSIP:   P9806R225

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Approve the Board of Directors' annual          ISSUER            YES             FOR                  FOR

report, the financial statements and Independent

Auditor's report relating to FY ending 31 DEC 2009

PROPOSAL #B: Approve the allocation of the net profit        ISSUER            YES             FOR                  FOR

 from the FYE 31 DEC 2009, including in regard to the

 retention of profit in an amount corresponding to

the mandatory dividend provided for in Article 30,

iii, of the Corporate Bylaws

PROPOSAL #C: Approve the proposal for the capital              ISSUER            YES             FOR                  FOR

budget for the year 2010

PROPOSAL #D: Election of the Members of the Finance          ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #E: Approve to set the Board of Directors'          ISSUER            YES         AGAINST           AGAINST

and Finance Committees' remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIBRIA CELULOSE S A

  TICKER:                  N/A                 CUSIP:   P9806R225

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, insertion of a new paragraph            ISSUER            YES             FOR                  FOR

into Article 8 for the purpose of clarifying the

rules applicable to the election of candidates for

membership of the Board of Directors indicated in the

 manner stated in paragraph 4 of the same Article

PROPOSAL #2: Amend the wording of Line XV of Article         ISSUER            YES             FOR                  FOR

17 and the insertion of two new lines in the same

Article, as well as the amendment of Article 21, to

better clarify the distinction of areas of authority

between the Board of Directors and the executive

committee, in addition to making it compatible with

the size and operational needs of the Company

PROPOSAL #3: Approve the removal of paragraph 5 from         ISSUER            YES             FOR                  FOR

Article 20 and amend the main part of Article 22,

with the objective of making the Corporate Bylaws

coherent in light of the amendments proposed in the

sub item above

PROPOSAL #4: Approve the insertion of a new paragraph        ISSUER            YES             FOR                  FOR

 into Article 22, to allow the representation of the

Company exceptionally by a single officer or attorney

 in fact in limited situations, with the objective of

 facilitating the day to day Management of the Company

PROPOSAL #5: Approve, removal of paragraph 6 and of          ISSUER            YES             FOR                  FOR

the last part of paragraph 7 from Article 27, to make

 the authority and prerogatives of the finance

committee compatible with the existence of the audit

committee of the Company created by the Board of

Directors in accordance with the terms of Article 17,

 line XVII, of the Corporate Bylaws

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRESENIUS MEDICAL CARE AG & CO. KGAA, BAYERN

  TICKER:                  N/A                 CUSIP:   D2734Z107

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER            YES             FOR                  FOR

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements, the Group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 748,591,242.19 as

follows: Payment of a dividend of EUR 0.61 per

ordinary share and EUR 0.63 per preferred share are

EUR 565,738,668.20 shall be carried forward Ex-

dividend and payable date: 12 MAY 2010

PROPOSAL #3.: Ratification of the acts of the General        ISSUER            YES             FOR                  FOR

 Partner

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Resolution on the approval of the                 ISSUER            YES             FOR                  FOR

Remuneration System of the Management Board members

of the General Partner

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: KPMG AG, Berlin

PROPOSAL #7.: Resolution on the creation of                        ISSUER            YES             FOR                  FOR

authorized capital and the corresponding amendment to

 the Articles of Association, a) the existing

authorized capital I of up to 35,000,000 shall be

revoked, the General Partner shall be authorized,

with the consent of the Supervisory Board, to

increase the share capital by up to EUR 35,000,000

through the issue of new ordinary shares against

payment in cash, on or before 10 MAY 2015 (authorized

 capital 2010/I), Shareholders shall be granted

subscription rights except for residual amounts, b)

the existing authorized capital II of up to

25,000,000 shall be revoked, the General Partner

shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

up to EUR 25,000,000 through the issue of new

ordinary shares against payment in cash and/or kind,

on or before 10 MAY 2015 (authorized capital

2010/II), Shareholders shall be granted subscription

rights except for the issue of shares against payment

 in kind, and for a capital increase of up to 10% of

the share capital against contributions in cash if

the shares are issued at a price not materially below

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG) Section 14, in respect of the shareholders'

meeting being convened at least 30 days prior to the

meeting, the day of the convocation and the day of

the shareholders' meeting not being included in the

calculation of the 30 day period Section 15(1), in

respect of shareholders being entitled to participate

 in and vote at the shareholders' meeting if they

register with the Company by the sixth day prior to

the meeting and provide evidence of their

shareholding as per the statutory record date Section

 15(2), in respect of members of the Supervisory

Board also being able to attend the shareholders'

meeting by electronic means of communication, Section

 15(3), in respect of proxy-voting instructions being

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  G4S PLC, CRAWLEY

  TICKER:                  N/A                 CUSIP:   G39283109

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements of the         ISSUER            YES             FOR                  FOR

Company for the YE 31 DEC 2009 and the reports of the

 Directors and Auditor thereon

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report contained in the annual report for the YE 31

DEC 2009

PROPOSAL #3: Approve to confirm and declare dividends        ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-election of Alf Duch-Pedersen, a                ISSUER            YES             FOR                  FOR

Director, who is retiring by rotation

PROPOSAL #5: Re-election Lord Condon, a Director, who        ISSUER            YES             FOR                  FOR

 is retiring by rotation

PROPOSAL #6: Re-election Nick Buckles, a Director,            ISSUER            YES             FOR                  FOR

who is retiring by rotation

PROPOSAL #7: Re-election Mark Elliott, a Director,            ISSUER            YES             FOR                  FOR

who is retiring by rotation

PROPOSAL #8: Appoint KPMG Audit Plc as Auditor of the        ISSUER            YES             FOR                  FOR

 Company from the conclusion of this meeting until

the conclusion of the next general meeting at which

accounts are laid before the shareholders, and to

authorize the Directors to fix their remuneration

PROPOSAL #9: Authorize the Directors, pursuant to and        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006 (the 2006 Act) to allot shares in the Company or

 grant rights to subscribe for, or convert any

security into, shares in the Company: (i) up to an

aggregate nominal amount of GBD 117,540,000; and (ii)

 comprising equity securities  as specified Section

560 of the 2006 Act  up to a further aggregate

nominal amount of GBD 117,540,000 provided that they

are offered by way of a rights issue to holders of

ordinary shares on the register of members at such

record date(s) as the Directors may determine where

the equity securities respectively attributable to

the interests of the ordinary shareholders are

proportionate to the respective numbers of ordinary

shares held or deemed to be held by them on any such

PROPOSAL #CONT: CNTD..subject to such exclusions or          ISSUER             NO              N/A                  N/A

other arrangements as the Directors may deem

necessary or expedient to deal with treasury shares,

fractional entitlements, record dates, shares

represented by depositary receipts, legal or

practical problems arising under the laws of any

territory or the requirements of any relevant

regulatory body or stock exchange or any other

matter; provided that this   Authority shall expire

on the date of the next AGM of the Company, save that

 the Company shall be entitled to make offers or

agreements before the expiry of such authority which

would or might require relevant securities to be

allotted after such expiry and the Directors CNTD..

PROPOSAL #CONT: CNTD.. shall be entitled to allot              ISSUER             NO              N/A                  N/A

relevant securities pursuant to any such offer or

agreement as if this authority had not expired; and

all unexpired authorities granted previously to the

Directors to allot relevant securities under Section

80 of the Companies Act 1985 (the 1985 Act) shall

cease to have effect at the conclusion of this AGM

PROPOSAL #S.10: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Section 570 of the 2006 Act, subject to the passing

of resolution 9 above, to allot equity securities (as

 specified in section 560 of the 2006 Act) for cash

pursuant to the authority conferred by resolution 9

above as if section 561 of the 2006 Act did not apply

 to any such allotment, provided that this power

shall be limited to: (i) the allotment of equity

securities in connection with an offer or issue of

equity securities  but in the case of the authority

granted under paragraph (ii) of resolution 9 above,

by way of rights issue only  CNTD..

PROPOSAL #CONT: CNTD. to or in favour of the holders         ISSUER             NO              N/A                  N/A

of shares on the register of members at such record

date(s) as the Directors may determine where the

equity securities respectively attributable to the

interests of the shareholders are proportionate  as

nearly as may be practicable) to the respective

numbers of shares held by them on any such record

date(s), but subject to such exclusions or other

arrangements as the directors may deem necessary or

expedient in relation to fractional entitlements,

treasury shares, record dates, shares represented by

depositary receipts, legal or practical problems

arising under the laws of any territory or the

requirements of any relevant regulatory body or stock

 exchange or any other matter; CNTD..

PROPOSAL #CONT: CNTD. and (ii) the allotment                       ISSUER             NO              N/A                  N/A

(otherwise than pursuant to sub-paragraph (i) above)

of equity securities pursuant to the authority

granted under resolution 9(i) above, up to a maximum

nominal amount of GBD 17,630,000; authority shall

expire on the expiry of the general authority

conferred by resolution 9 above unless previously

renewed, varied or revoked by the Company in general

meeting, save that the Company shall be entitled to

make offers or agreements before the expiry of such

power which would or might require equity securities

to be allotted, or treasury shares to be sold, after

such expiry and the directors shall be entitled to

allot equity securities or sell treasury shares

pursuant to any such offer or agreement as if the

power conferred hereby had not expired

PROPOSAL #S.11: Authorize the Company, Section 701 of        ISSUER            YES             FOR                  FOR

 the 2006 Act, to make market purchases (within the

meaning of section 693(4) of the 2006 Act) of

ordinary shares of 25p each in the capital of the

Company on such terms and in such manner as the

directors may from time to time determine, provided

that: (i) the maximum number of such shares which may

 be purchased is 141,000,000; (ii) the minimum price

which may be paid for each such share is 25p

(exclusive of all expenses); CNTD..

PROPOSAL #CONT: CNTD.. (iii) the maximum price which         ISSUER             NO              N/A                  N/A

may be paid for each such share is an amount equal to

 105% of the average of the middle market quotations

for an ordinary share in the Company as derived from

the London Stock Exchange Daily Official List for the

 five business days immediately preceding the day on

which such share is contracted to be purchased

(exclusive of expenses); and authority shall expire,

at the conclusion of the AGM of the Company to be

held in 2011 (except in relation to the purchase of

such shares the contract for which was entered into

before the expiry of this authority and which might

be executed wholly or partly after such expiry)

PROPOSAL #12: Approve in accordance with Sections 366        ISSUER            YES             FOR                  FOR

 and 367 of the 2006 Act, the Company and all

Companies which are subsidiaries of the Company

during the period when this resolution 12 has effect

be and are hereby unconditionally authorized to: (i)

make political donations to political parties or

independent election candidates not exceeding GBD

50,000 in total; (ii) make political donations to

political organizations other than political parties

not exceeding GBD 50,000 in total; and (iii) incur

political expenditure not exceeding GBD 50,000 in

total; CNTD..

PROPOSAL #CONT: CNTD.. (as such terms are specified          ISSUER             NO              N/A                  N/A

in the 2006 Act) during the period beginning with the

 date of the passing of this resolution and ending on

 27 NOV 2011 or, if sooner, at the conclusion of the

AGM of the Company to be held in 2011 provided that

the authorized sum referred to in paragraphs (i),

(ii) and (iii) above may be comprised of one or more

amounts in different currencies which, for the

purposes of calculating the said sum, shall be

converted into pounds sterling at the exchange rate

published in the London edition of the financial

times on the date on which the relevant donation is

made or expenditure incurred (or the first business

day thereafter) or, if earlier, on the day in which

the Company enters into any contract or undertaking

in relation to the same

PROPOSAL #S.13: Approve that, with immediate effect:         ISSUER            YES             FOR                  FOR

(i) the Company's Articles of Association be amended

by deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 of the 2006 Act, are to be treated as provisions

of the Company's Articles of Association; and (ii)

the Articles of Association produced to the meeting

and initialled by the Chairman of the meeting for the

 purposes of identification be adopted as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

Company's existing Articles of Association

PROPOSAL #S.14: Approve the general meeting of the            ISSUER            YES             FOR                  FOR

Company, other than an AGM may be called on not less

than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAM HOLDING AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H2878E106

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of annual              ISSUER            YES             FOR                  FOR

report, financial statements and group accounts   for

 the year 2009, notice of report of the statutory

Auditors

PROPOSAL #2.: Approve the appropriation of retained          ISSUER            YES             FOR                  FOR

earnings 2009

PROPOSAL #3.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and Executive Board Members

PROPOSAL #4.: Amend the Articles of incorporation              ISSUER            YES             FOR                  FOR

concerning the implementation of the swiss

intermediated securities act

PROPOSAL #5.1: Election of Mr. Diego Du Monceau to            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #5.2: Election of Dr. Daniel Daeniker to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #6.: Appointment of KPMG AG, Zurich as the          ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAMESA CORPORACION TECNOLOGICA SA

  TICKER:                  N/A                 CUSIP:   E54667113

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, if any, of the individual                 ISSUER            YES             FOR                  FOR

financial statements (balance sheet, profit and loss

account, statement of changes in equity, cash flow

statement and notes) of Gamesa Corporacion

Tecnologica, SA, as well as consolidated annual

accounts with its subsidiaries (balance sheet, profit

 and loss account, statement of changes in equity,

cash flow statement and notes) for the YE 31 DEC 2009

PROPOSAL #2: Approve, where appropriate, the                       ISSUER            YES             FOR                  FOR

individual management report of Gamesa Corporacion

Tecnologica, SA, and the consolidated annual report

with its subsidiaries, for the FYE 31 DEC 2009

PROPOSAL #3: Approve the management and actions of            ISSUER            YES             FOR                  FOR

the Board of Directors during the YE 31 DEC 2009

PROPOSAL #4: Re-elect the Auditor of the Company and         ISSUER            YES             FOR                  FOR

its Consolidated Group for the year 2010

PROPOSAL #5: Approve the proposed application of the         ISSUER            YES             FOR                  FOR

result for the YE 31 DEC 2009

PROPOSAL #6: Approve the free allocation of shares            ISSUER            YES             FOR                  FOR

issued to shareholders of the Company, increased

social capital released by a relevant market value

maximum of EUR 29 million; it will offer shareholders

 the acquisition of their rights of free allocation

at a guaranteed price; expressed intentions

incomplete assignment; application for admission to

trading of the shares resulting in the Stock Exchange

 of Bilbao, Madrid, Barcelona and Valencia, through

the Automated Quotation System; and authorize the

Board of Directors, including giving new wording to

Article 4 of the Bylaws

PROPOSAL #7: Ratify the appointment of Mr. Luis Lada         ISSUER            YES             FOR                  FOR

Diaz as Director, appointed by cooptation after the

conclusion of the last AGM, with the qualification of

 Independent Outside Directors

PROPOSAL #8: Ratify the appointment of Ms. Forero-             ISSUER            YES             FOR                  FOR

Waldner Benita, to fill a vacancy after the

conclusion of the last AGM, with the qualification of

 other External Directors

PROPOSAL #9: Authorize the Board of Directors, as              ISSUER            YES             FOR                  FOR

provided in Article 153.1 b) of the Corporations Act

so that, within the maximum period of 5 years, and if

 they see fit, may increase the capital up half of

the current social capital in one or several times,

and at the time and amount they deem appropriate,

with attribution of the power to exclude the

preferential subscription right; and amend Article

PROPOSAL #10: Authorize the Board of Directors, with         ISSUER            YES             FOR                  FOR

express powers of substitution, for the acquisition

of own shares directly or through subsidiaries, under

 the terms stipulated in current legislation, for

which purpose, the amount unused, the authority

granted to this end, by the General Meeting of

Shareholders of 29 MAY 2009

PROPOSAL #11: Authorize the Board of Directors, for a        ISSUER            YES             FOR                  FOR

 period of 5 years, to issue: a) bonds or debentures

and other debt securities of a similar nature (other

than promissory notes), so as preference shares, with

 the maximum limit of 700 million, and b) pay, with

the upper limit at any time, regardless of the

previous 300 million, and authorize the Company to

ensure, within the limits described above, new

issuances of securities which carry the subsidiaries

PROPOSAL #12: Authorize the Board of Directors, for a        ISSUER            YES             FOR                  FOR

 period of 5 years, to issue exchangeable bonds or

debentures and/or convertible securities of the

Company, and warrants for newly issued shares or

shares in circulation of the Company, with the

maximum limit of EUR 700 million; the fixation of the

 criteria for the determination of the bases and

conditions for the conversion, exchange or exercise;

authorize the Board of Directors the necessary powers

 to establish the basis and conditions for the

conversion, exchange or exercise, as well as in the

case of debt and convertible bonds and warrants for

newly issued shares to raise capital in the amount

necessary to meet the requests for conversion of

debentures or exercise of warrants, with attribution

of the power to exclude the preferential subscription

 right of shareholders of the Company

PROPOSAL #13: Approve the transfer of registered                ISSUER            YES             FOR                  FOR

office of the Company and amend Article 1 of the

PROPOSAL #14: Amend Articles 12.2 and 17 of the Laws         ISSUER            YES             FOR                  FOR

PROPOSAL #15: Approve the delegation of powers to              ISSUER            YES             FOR                  FOR

formalize and execute all resolutions adopted by the

general meeting for a public instrument and

interpretation, correction, supplementing or

development to achieve the registrations are made

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   368287207

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #10.71: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 9 billion Rubles

PROPOSAL #10.72: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, within

 the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 600 million Rubles

PROPOSAL #10.73: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 80 million Rubles

PROPOSAL #10.74: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, within the period between

July 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, to provide services related

to implementation of OAO Gazprom's investment

projects involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 1.6 billion Rubles

PROPOSAL #10.75: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event of loss

or destruction of, or damage to, including

deformation of the original geometrical dimensions of

 the structures or individual elements of, machinery

or equipment; linear portions, technological

equipment and fixtures of trunk gas pipelines,

petroleum pipelines or refined product pipelines;

property forming part of wells; natural gas held at

the facilities of the Unified Gas Supply System in

the course of transportation or storage in

underground gas storage reservoirs [insured

property], as well as in the event of losses incurred

 by OAO Gazprom as a result of an interruption in

production operations due to destruction or loss of

or damage to insured property [insured events], to

make payment of insurance compensation to OAO Gazprom

 or OAO Gazprom's subsidiary companies to which the

insured property has been leased [beneficiaries] up

to the aggregate insurance amount not exceeding 10

trillion Rubles in respect of all insured events, and

 OAO Gazprom undertakes to pay OAO SOGAZ an insurance

 premium in an aggregate maximum amount of 5 billion

Rubles, with each agreement having an effective term

PROPOSAL #10.76: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to life, health or property of other

persons or the natural environment as a result of an

emergency or incident occurring, among other things,

as a result of a terrorist act at a hazardous

industrial facility operated by OAO Gazprom [insured

events], to make an insurance payment to physical

persons whose life, health or property has been

harmed, to legal entities whose property has been

harmed or to the state, acting through those

authorized agencies of executive power whose

competence includes environmental protection

management, in the event that harm is caused to the

natural environment [beneficiaries] up to an

aggregate insurance amount not exceeding 30 million

Rubles, and OAO Gazprom undertakes to pay an

insurance premium in an aggregate maximum amount of

PROPOSAL #10.77: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to the life or health of OAO Gazprom's

 employees [insured persons] as a result of an

accident that occurs during the period of the

insurance coverage on a 24-hour-a-day basis or

diseases that are diagnosed during the effective

period of the agreements [insured events], to make an

 insurance payment to the insured person or the

person designated by him as his beneficiary or to the

 heir of the insured person [beneficiaries], up to

the aggregate insurance amount not exceeding 150

billion Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 40 million Rubles, each agreement having an

 effective term of 1 year

PROPOSAL #10.78: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO SOGAZ undertakes, in the event

that harm is caused to the life or health of

employees of OAO Gazprom's branch responsible for the

 administration of OAO Gazprom premises [insured

persons] as a result of an accident occurring during

the performance by an insured person of his official

duties, including the time of travel from the place

of residence of such person to the place of the

performance of his official duties, and back, within

2.5 hours before the beginning and after the end of

the working day [insured events], to make an

insurance payment to the insured person or the person

 designated by him as his beneficiary or to a heir of

 the insured person [beneficiaries], up to the

aggregate insurance amount not exceeding 279.66

million Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 589,000 Rubles, each agreement having an

PROPOSAL #10.79: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom or members of their families or non-

working retired former employees of OAO Gazprom or

members of their families [insured persons who are

beneficiaries] apply to a health care institution for

 the provision of medical services [insured events],

to arrange and pay for the provision of medical

services to the insured persons up to the aggregate

insurance amount not exceeding 90 billion Rubles and

OAO Gazprom undertakes to pay OAO SOGAZ an insurance

premium in an aggregate maximum amount of 200 million

 Rubles, each agreement having an effective term of 1

PROPOSAL #10.80: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises, members of

their families or nonworking retired former employees

 of OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises [insured

persons who are beneficiaries] apply to a health care

 institution for the provision of medical services

[insured events], to arrange and pay for the

provision of medical services to the insured persons

up to the aggregate insurance amount not exceeding

154.3 million Rubles and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount of 151.2 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.81: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch OAO Gazprom Avtopredpriyatie,

members of their families or non-working retired

former employees of OAO Gazprom's branch OAO Gazprom

Avtopredpriyatie or members of their families

[insured persons who are beneficiaries] apply to a

health care institution for the provision of medical

services [insured events], to arrange and pay for the

 provision of medical services to the insured persons

 up to the aggregate insurance amount not exceeding

62.8 million Rubles and OAO Gazprom undertakes to pay

 OAO SOGAZ an insurance premium in an aggregate

maximum amount of 59.03 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.82: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever harm [damage

 or destruction] is caused to a transportation

vehicle owned by OAO Gazprom, or such vehicle is

stolen or hijacked, or an individual component, part,

 unit, device or supplementary equipment installed on

 such transportation vehicle is stolen [insured

events], to make an insurance payment to OAO Gazprom

[beneficiary] up to the aggregate insurance amount

not exceeding 1,183.6 million Rubles and OAO Gazprom

undertakes to pay OAO SOGAZ an insurance premium in

an aggregate maximum amount of 22.49 million Rubles,

each agreement having an effective term of 1 year

PROPOSAL #10.83: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and OAO SOGAZ pursuant

to which OAO SOGAZ undertakes, in the event of:

assertion of claims against members of the Board of

Directors or the Management Committee of OAO Gazprom

who are not persons holding state positions in the

Russian Federation or positions in the state civil

service [insured persons] by physical persons or

legal entities for whose benefit the agreement will

be entered into and who could suffer harm, including

shareholders of OAO Gazprom, debtors and creditors of

 OAO Gazprom, employees of OAO Gazprom, as well as

the Russian Federation represented by its authorized

agencies and representatives [third parties

[beneficiaries]] for compensation of losses resulting

 from unintentional erroneous acts [omissions] of

insured persons in the conduct by them of their

management activities; the insured persons incurring

judicial or other costs in settling such claims;

assertion of claims against OAO Gazprom by third

persons [beneficiaries] for compensation of losses

resulting from unintentional erroneous acts

[omissions] of insured persons in the conduct by them

 of their management activities on the basis of

claims asserted with respect to OAO Gazprom's

securities, as well as claims originally asserted

against insured persons; OAO Gazprom incurring

judicial or other costs in settling such claims

[insured events], to make an insurance payment to

third parties [beneficiaries] whose interests were

prejudiced, as well as insured persons and/or OAO

Gazprom in the event of incurrence of judicial or

other costs involved in settling claims for

compensation of losses, up to the aggregate insurance

 amount not exceeding the Ruble equivalent of 100

million U.S. Dollars, and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount equal to the Ruble equivalent of 2

million U.S. Dollars, such agreement having an

PROPOSAL #10.84: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom,

 ZAO Gaztelecom, OAO Gazprom Promgaz, OAO

Gazpromregiongaz, OOO Gazprom Export, OOO

Gazpromtrans, ZAO Gazprom Invest Yug, OAO Gazprom

Space Systems, OOO Gazprom Komplektatsiya, ZAO

Gazprom Neft Orenburg, OAO Gazprom Neft , OAO

Druzhba, OAO Lazurnaya, OOO Mezhregiongaz, OAO

Salavatnefteorgsintez, OAO SOGAZ, DOAO

Tsentrenergogaz of OAO Gazprom, OAO Tsentrgaz,

Gazprombank [Open Joint Stock Company] and ZAO

Yamalgazinvest [the Contractors] pursuant to which

the Contractors undertake to provide, from August 30,

 2010 to December 31, 2010, in accordance with

instructions from OAO Gazprom, services of arranging

for and carrying out stocktaking of fixed assets of

OAO Gazprom that are to be leased to the Contractors,

 and OAO Gazprom undertakes to pay for such services

an aggregate maximum amount of 3 million Rubles

PROPOSAL #10.85: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and November 30, 2011, to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory and methodological documentation ensuring

reliability and development of gas distribution

systems; Development of recommendations concerning

the selection of gas supply options in respect of

remote and newly commissioned gas consuming

facilities; Predictive estimate of efficient areas

and volumes of the use of natural gas and other types

 of fuel and energy resources in regions of Eastern

Siberia and the Far East through the year of 2030

under different economic development scenarios; Flow

diagram of development of Severokolpakovskoye gas

condensate field with identification of a pilot

production period; Development of OAO Gazprom's

technical policy covering the energy parameters of

the unified gas supply system through the year of

2020 and deliver the research results to OAO Gazprom,

 and OAO Gazprom undertakes to accept of the research

 results and pay for such work an aggregate maximum

PROPOSAL #10.86: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Preparation of

regulatory and methodological documents on ensuring

control of development of natural gas fields at OAO

Gazprom; Technical and economic considerations

concerning the utilization residual gas at Astrakhan

Gas Processing Facility; Development of permanent

geological and technological [geological and

filtration] models of Kshuk and Lower Kvakchik gas

condensate fields; Development of a methodology for

cost-effective management of low pressure trunk

transportation of gas in a gas transportation system

with compressor plants equipped with full-pressure

gas pumping units [based on the example of GTS OOO

Gazprom Transgaz Yugorsk]; Development of regulatory

and technical documentation for arrangement for and

conduct of repairs of OAO Gazprom's facilities,

delivering the research results to OAO Gazprom and

OAO Gazprom undertakes to accept the research results

 and pay for such work an aggregate maximum amount of

PROPOSAL #10.87: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory documentation for the information support

of prospecting and development of gas condensate and

oil and gas condensate fields in the area of the

study of gas condensate parameters of wells and

deposits, planning and monitoring of the mining

process; Information and analytical support of the

management of gas distribution to consumers in

Russian Federation regions, including monitoring of

the load of gas pipeline branches and analysis of the

 compliance with the terms of permits for the use of

gas; Development of a set of regulatory documents

relating to standardization of the dispatch control

of gas supply systems; Development of regulatory and

methodological basis facilitating the preparation of

development and exploitation of methane-coal

deposits, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 321.7 million Rubles

PROPOSAL #10.88: Approve, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz, pursuant

 to which OAO Gazprom Promgaz undertakes within the

period between July 1, 2010 and December 31, 2012 to

perform, acting on OAO Gazprom's instructions,

research work for OAO Gazprom covering the following

subject: A program of commissioning gas pipeline

branches through the year of 2030, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 100 million

 Rubles

PROPOSAL #10.89: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of a

system of costing design and exploration operations

at OAO Gazprom's facilities on the basis of labor

costs, delivering the research results to OAO Gazprom

 and OAO Gazprom undertakes to accept the research

results and pay for such work an aggregate maximum

amount of 58 million Rubles

PROPOSAL #10.90: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2010 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of

corporate unit rates for construction and assembly,

drilling, start-up and commissioning work by clusters

 of concentrated construction in prices current as of

 01 JAN 2010 [by types of directories of state and

industry cost estimation standards used in the design

 of production facilities], delivering the research

results to OAO Gazprom and OAO Gazprom undertakes to

accept the research results and pay for such work an

aggregate maximum amount of 35 million Rubles

PROPOSAL #10.91: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Improvement of the

technology of natural gas conversion on a

bifunctional catalytic agent with the production of

synthetic liquid fuel and development of proposals

for the introduction of the developed technological

solutions for pilot production purposes, delivering

the research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 360 million

PROPOSAL #10.92: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2012 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of plans

 of activities for supply of natural gas and

gasification of regions of Eastern Siberia and the

Far East, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 14.5 million Rubles

PROPOSAL #10.93: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

Comprehensive Program for Early Diagnostics and

Prevention of Cardiovascular Diseases of OAO

Gazprom's Personnel; Development of an Occupational

Risk Management System and a Program for Prevention

of Injuries to Personnel at OAO Gazprom's

Enterprises; Development of a regulatory and

methodological framework for the vocational selection

 of personnel at OAO Gazprom's organizations for work

 on a rotational team basis; and Development of a

Comprehensive Program for Early Identification and

Prevention of Oncological Diseases of OAO Gazprom's

Personnel, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

PROPOSAL #10.94: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2012, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

system of medical, sanitary and psychological support

 for work at the Shtokman field with the use of

rotational team labor system and Development of

unified standards for evaluating [monitoring] and

forecasting the impact of natural, environmental and

production factors on the state of human health in

the area of construction of the Pre-Caspian gas

pipeline, development of the Caspian Sea shelf and

Central Asian oil and gas fields, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 116 million

PROPOSAL #10.95: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to express

assessment of estimated cost of OAO Gazprom's

commissioned facilities, determination of the

operational cost and expenses included in Chapters 1

and 9 of the consolidated estimates of the

construction cost of OAO Gazprom's facilities in

accordance with statutory, methodological and

regulatory documentation effective as of January 1,

2010, with the purpose of establishing effective

control over the use of the mentioned limits,

analysis of the labor costs involved in the design of

 mining facilities, trunk gas pipelines and

compressor plants on the basis of actual data

provided by OAO Gazprom's design institutions,

support of the Comprehensive Plan of Activities for

Optimizing the Company's Costs Structure in terms of

cost estimation-related regulatory framework and

assessment of cost estimation-related regulatory

documents facilitating the introduction of new

construction technologies, and OAO Gazprom undertakes

 to pay for such services an aggregate maximum amount

PROPOSAL #10.96: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and July 1, 2012 to perform, acting on OAO Gazprom's

instructions, research work for OAO Gazprom covering

the following subject: Assessment of opportunities

for the sale of methane extracted at the primary

production sites of Kuznetsk Coal Basin, delivering

the research results to OAO Gazprom, and OAO Gazprom

undertakes to accept of the research results and pay

for such work an aggregate maximum amount of 35

million Rubles

PROPOSAL #10.97: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz and OAO Gazprom Space Systems [the

Contractors], pursuant to which the Contractors

undertake, within the period between July 1, 2010 and

 December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to

implementation of programs of scientific and

technical cooperation of OAO Gazprom with foreign

partner companies and OAO Gazprom undertakes to pay

for such services an aggregate maximum amount of 2

PROPOSAL #10.98: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, to perform, acting on OAO Gazprom's

instructions, a set of work relating to technical

maintenance of OAO Gazprom's technological assets

constituting elements of communication lines and

equipment of the fiber optic communication system of

Yamal–Europe pipeline in the territories of the

Russian Federation and the Republic of Belarus,

delivering the results to OAO Gazprom, and OAO

Gazprom undertakes to accept of the results of the

operations and pay for such work an aggregate maximum

PROPOSAL #10.99: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of an

agreement between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz will

deliver to OAO Gazprom complete exclusive rights to

utility model Corporate system for collecting space

data required for the design and operation of long-

distance technical structures, prospecting of oil and

 gas fields and their development and operation owned

 by it, and OAO Gazprom undertakes to pay OAO Gazprom

 Promgaz a fee for the acquisition of exclusive

rights to the utility model in an aggregate maximum

amount of 20,000 Rubles

PROPOSAL #10100: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, ZAO Gazprom Invest Yug and OAO Tomskgazprom

[the Licensees], pursuant to which OAO Gazprom will

grant the Licensees ordinary [non-exclusive] license

to use computer software package Software for

computation of cost estimates based on the resource

method under the current level of well construction

prices by recording it in the memory of the

Licensees' computers, and the Licensees will pay OAO

Gazprom a license fee in an aggregate maximum amount

of 975,000 Rubles

PROPOSAL #10101: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

ZAO Yamalgazinvest, OOO Mezhregiongaz, OAO

Gazpromregiongaz, OAO Salavatnefteorgsintez, OOO REP

and Gazpromipoteka Fund [the Licensees], pursuant to

which OAO Gazprom will grant the Licensees an

ordinary [non-exclusive] license to use OAO Gazprom's

 trade marks, registered in the State Register of

Trade Marks and Service Marks of the Russian

Federation, as follows: on goods, labels or packaging

 of goods which are produced, offered for sale, sold

or displayed at exhibitions or fairs or otherwise

introduced into civil transactions in the territory

of the Russian Federation, are stored or transported

for such purpose or brought into the territory of the

 Russian Federation; in connection with performance

of work or provision of services, including the

development of oil and gas fields or construction of

oil or gas pipelines; on covering, business and other

 documentation, including documentation related to

introduction of goods into civil transactions; in

offers for the sale of goods, performance of work or

provision of services, as well as in announcements,

advertisements, in connection with the conduct of

charitable or sponsored events, in printed

publications, on official letterheads, on signs,

including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensees' corporate seals; in the Internet; in the

Licensees' corporate names, and the Licensees will

pay OAO Gazprom license fees in the form of quarterly

 payments for the right of use of each of OAO

Gazprom's trade mark with respect to each transaction

 in the amount not exceeding 300 times the minimum

statutory wage established by the effective

legislation of the Russian Federation as of the date

of signing the delivery and acceptance acts, plus

value added tax at the rate required by the effective

 legislation of the Russian Federation, in an

aggregate maximum amount of 38.232 million Rubles

PROPOSAL #10102: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

[the Licensee], pursuant to which OAO Gazprom will

grant the Licensee an exclusive license to use the

following OAO Gazprom's trade marks, registered in

blue, azure and white color/color combination in the

State Register of Trade Marks and Service Marks of

the Russian Federation, as follows: on goods, labels

or packaging of goods which are produced, offered for

 sale, sold or displayed at exhibitions or fairs or

otherwise introduced into civil transactions in the

territory of the Russian Federation, are stored or

transported for such purpose or brought into the

territory of the Russian Federation; in connection

with performance of work or provision of services,

including the development of oil and gas fields or

construction of oil or gas pipelines; on covering,

business and other documentation, including

documentation related to introduction of goods into

civil transactions; in offers for the sale of goods,

performance of work or provision of services, as well

 as in announcements, advertisements, in connection

with the conduct of charitable or sponsored events,

in printed publications, on official letterheads, on

signs, including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensee's corporate seals; in the Internet; in the

Licensee's corporate name, and the Licensee will pay

OAO Gazprom a license fee in the form of one-time

[lump-sum] payment in an aggregate maximum amount of

7.304 million Rubles

PROPOSAL #11.1: Election of Akimov Andrei Igorevich          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.2: Election of Ananenkov Aleksandr                 ISSUER            YES         AGAINST           AGAINST

Georgievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.3: Election of Bergmann Burckhard to the        ISSUER            YES         AGAINST           AGAINST

 Board of Directors of OAO Gazprom

PROPOSAL #11.4: Election of Gazizullin Farit                       ISSUER            YES         AGAINST           AGAINST

Rafikovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.5: Election of Gusakov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Anatolievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.6: Election of Zubkov Viktor Alekseevich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.7: Election of Karpel Elena Evgenievna          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.8: Election of Makarov Aleksei                        ISSUER            YES         AGAINST           AGAINST

Aleksandrovich to the Board of Directors of OAO

PROPOSAL #11.9: Election of Miller Aleksei Borisovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.10: Election of Musin Valery Abramovich         ISSUER            YES             FOR                  FOR

to the Board of Directors of OAO Gazprom

PROPOSAL #11.11: Election of Nabiullina Elvira                   ISSUER            YES         AGAINST           AGAINST

Sakhipzadovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.12: Election of Nikolaev Viktor                       ISSUER            YES         AGAINST           AGAINST

Vasilievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.13: Election of Rusakova Vlada                        ISSUER            YES         AGAINST           AGAINST

Vilorikovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.14: Election of Sereda Mikhail                        ISSUER            YES         AGAINST           AGAINST

Leonidovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.15: Election of Fortov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Evgenievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.16: Election of Shmatko Sergei Ivanovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.17: Election of Yusufov Igor Khanukovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #12.1: Election of Arkhipov Dmitry                        ISSUER            YES             FOR                  FOR

Aleksandrovich as a Member of the Audit Commission of

 OAO Gazprom

PROPOSAL #12.2: Election of Belobrov Andrei                        ISSUER            YES         AGAINST           AGAINST

Viktorovich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.3: Election of Bikulov Vadim Kasymovich         ISSUER            YES             FOR                  FOR

as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.4: Election of Kobzev Andrei Nikolaevich        ISSUER            YES             FOR                  FOR

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.5: Election of Lobanova Nina                            ISSUER            YES             FOR                  FOR

Vladislavovna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.6: Election of Logunov Dmitry                          ISSUER            YES         AGAINST           AGAINST

Sergeyevich as a Member of the Audit Commission of

PROPOSAL #12.7: Election of Nosov Yury Stanislavovich        ISSUER            YES         AGAINST           AGAINST

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.8: Election of Pesotsky Konstantin                 ISSUER            YES         AGAINST           AGAINST

Valerievich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.9: Election of Salekhov Marat                          ISSUER            YES                                 AGAINST

Khasanovich as a Member of the Audit Commission of

PROPOSAL #12.10: Election of Tikhonova Maria                       ISSUER            YES             FOR                  FOR

Gennadievna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.11: Election of Yugov Aleksandr                       ISSUER            YES                                 AGAINST

Sergeyevich as a Member of the Audit Commission of

OAO Gazprom

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   368287207

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual report of OAO            ISSUER            YES             FOR                  FOR

Gazprom for 2009

PROPOSAL #2.: Approval of the annual accounting                 ISSUER            YES             FOR                  FOR

statements, including the profit and loss reports

(profit and loss accounts) of the Company based on

the results of 2009

PROPOSAL #3.: Approval of the distribution of profit         ISSUER            YES             FOR                  FOR

of the Company based on the results of 2009

PROPOSAL #4.: Approval of the amount of, time for and        ISSUER            YES             FOR                  FOR

 form of payment of annual dividends on the Company's

 shares that have been proposed by the Board of

Directors of the Company based on the results of 2009

PROPOSAL #5.: Approval of the Closed Joint Stock                ISSUER            YES             FOR                  FOR

Company PricewaterhouseCoopers Audit as the Company's

 External Auditor

PROPOSAL #6.: Amendments to the Clauses 19.1, 21.3,          ISSUER            YES             FOR                  FOR

31.1, 32.1 and 53.1 and Article 55 of the Charter of

OAO Gazprom

PROPOSAL #7.: Amendments to Article 23 and Clauses            ISSUER            YES             FOR                  FOR

24.2 and 25.1 of the Regulation on the General

Shareholders' Meeting of OAO Gazprom

PROPOSAL #8.: Payment of remuneration to Members of          ISSUER            YES         AGAINST           AGAINST

the Board of Directors in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #9.: Payment of remuneration to Members of          ISSUER            YES             FOR                  FOR

the Audit Commission in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #10.1: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] regarding receipt by OAO Gazprom

 of funds in a maximum sum of 500 million U.S.

dollars or its equivalent in Rubles or Euros, for a

term of up to and including 5 years, with interest

for using the loans to be paid at a rate not

exceeding 12% per annum in the case of loans in U.S.

Dollars/Euros and at a rate not exceeding the Bank of

 Russia's refinancing rate in effect on the date of

entry into the applicable loan agreement, plus 3% per

 annum, in the case of loans in Rubles

PROPOSAL #10.2: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO regarding receipt by OAO Gazprom of funds in a

maximum sum of 1.5 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.3: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO VTB Bank

regarding receipt by OAO Gazprom of funds in a

maximum sum of 1 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.4: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and State Corporation

Bank for Development and Foreign Economic Affairs

[Vnesheconombank] regarding receipt by OAO Gazprom of

 cash in a maximum amount of 6 billion U.S. Dollars

or its equivalent in Rubles or Euros, for a term of

up to and including 5 years, with interest for using

the loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. dollars / euros

and at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.5: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Gazprombank

[Open Joint Stock Company] entered into under the

loan facility agreement between OAO Gazprom and the

Bank, involving receipt by OAO Gazprom of cash in the

 maximum amount of 25 billion Rubles, for a term not

exceeding 30 calendar days, with interest for using

the loans to be paid at a rate not exceeding the

reference offered rate for Ruble loans [deposits] in

the Moscow money market [MosPrime Rate] established

for loans with a maturity equal to the period of

using the applicable loan, quoted as of the date of

entry into the applicable transaction, plus 2%

PROPOSAL #10.6: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Sberbank of

Russia OAO entered into under the loan facility

agreement between OAO Gazprom and the Bank, involving

 receipt by OAO Gazprom of cash in the maximum amount

 of 17 billion Rubles, for a term not exceeding 30

calendar days, with interest for using the loans to

be paid at a rate not exceeding the reference offered

 rate for Ruble loans [deposits] in the Moscow money

market [MosPrime Rate] established for loans with a

maturity equal to the period of using the applicable

loan, quoted as of the date of entry into the

applicable transaction, plus 4%

PROPOSAL #10.7: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and ZAO

Gazenergoprombank entered into under the loan

facility agreement between OAO Gazprom and the Bank,

involving receipt by OAO Gazprom of cash in the

maximum amount of 100 million U.S. Dollars, for a

term not exceeding 30 calendar days, with interest

for using the loans to be paid at a rate not

exceeding the London Interbank Offered Rate [LIBOR]

established for loans with a maturity equal to the

period of using the applicable loan, quoted as of the

 date of entry into the applicable transaction, plus

PROPOSAL #10.8: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and OAO Bank VTB,

entered into under the loan facility agreement

between OAO Gazprom and the bank, involving receipt

by OAO Gazprom of cash in the maximum amount of 5

billion Rubles, for a term not exceeding 30 calendar

days, with interest for using the loans to be paid at

 a rate not exceeding the reference offered rate for

Ruble loans [deposits] in the Moscow money market

[MosPrime Rate] established for loans with a maturity

 equal to the period of using the applicable loan,

quoted as of the date of entry into the applicable

transaction, plus 4%

PROPOSAL #10.9: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which Gazprombank

[Open Joint Stock Company] will accept and credit,

upon the terms and conditions announced by the Bank,

cash transferred to accounts opened in OAO Gazprom's

name and conduct operations through the accounts in

accordance with OAO Gazprom's instructions, as well

as agreements between OAO Gazprom and Gazprombank

[Open Joint Stock Company] regarding in the account

of a non-reducible balance in a maximum amount not

exceeding 20 billion Rubles or its equivalent in a

foreign currency per transaction, with interest to be

 paid by the bank at a rate not lower than 0.1% per

annum in the relevant currency

PROPOSAL #10.10: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO, ZAO Gazenergoprombank and OAO Bank VTB pursuant

 to which the Banks will accept and credit, upon the

terms and conditions announced by the Banks, cash

transferred to accounts opened in OAO Gazprom's name

and conduct operations through the accounts in

accordance with OAO Gazprom's instructions

PROPOSAL #10.11: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company], Sberbank of Russia OAO, ZAO

Gazenergoprombank and OAO Bank VTB, pursuant to which

 the Banks will provide services to OAO Gazprom

making use of electronic payments system of the

respective Bank, including receipt from OAO Gazprom

of electronic payment documents for executing payment

 operations through the accounts, provision of

electronic statements of accounts and conduct of

other electronic document processing, and OAO Gazprom

 will pay for the services provided at the tariffs of

 the respective Bank effective at the time of the

provision of the services

PROPOSAL #10.12: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, the foreign

 currency purchase/sale transactions between OAO

Gazprom and Gazprombank [Open Joint Stock Company] to

 be entered into under the General Agreement on the

Conduct of Conversion Operations No. 3446 between OAO

 Gazprom and the Bank dated September 12, 2006, in

the maximum amount of 500 million U.S. Dollars or its

 equivalent in Rubles, Euros or other currency for

each transaction

PROPOSAL #10.13: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities in connection

with the subsidiary companies challenging such tax

authorities' claims in court, in an aggregate maximum

 amount equivalent to 500 million U.S. Dollars and

for a period not exceeding 14 months

PROPOSAL #10.14: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO pursuant to which OAO Gazprom will issue

suretyships to secure performance by OAO Gazprom's

subsidiary companies of their obligations to Sberbank

 of Russia OAO with respect to the Bank's guarantees

issued to the Russian Federation's tax authorities in

 connection with the subsidiary companies challenging

 such tax authorities' claims in court, in an

aggregate maximum amount equivalent to 500 million

U.S. Dollars and for a period not exceeding 14 months

PROPOSAL #10.15: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities related to such

companies' obligations to pay excise taxes in

connection with exports of petroleum products that

are subject to excise taxes, and eventual penalties,

in the aggregate maximum amount of 1.8 billion Rubles

 and for a period not exceeding 14 months

PROPOSAL #10.16: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and Bank Societe

Generale pursuant to which OAO Gazprom undertakes to

Bank Societe Generale to secure performance by OOO

Gazprom Export of its obligations under a direct

contract in connection with the gas transportation

agreement between Nord Stream AG and OOO Gazprom

Export, concluded between OOO Gazprom Export and Bank

 Societe Generale [hereinafter referred to as Direct

Contract in connection with the GTA] including the

obligations to pay a termination fee pursuant to the

terms and conditions of the Direct Contract in

connection with the GTA, in an aggregate maximum

amount of 12.094 billion Euros

PROPOSAL #10.17: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz

pursuant to which OAO Gazprom will grant OAO

Beltransgaz temporary possession and use of the

facilities of the Yamal-Europe trunk gas pipeline

system and the related service equipment that are

situated in the territory of the Republic of Belarus

for a period not exceeding 12 months and OAO

Beltransgaz will make payment for using such property

 in the maximum amount of 6.4 billion Rubles

PROPOSAL #10.18: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans

pursuant to which OAO Gazprom will grant OOO

Gazpromtrans temporary possession and use of the

infrastructure facilities of the railway stations of

the Surgutskiy Condensate Stabilization Plant,

Sernaya railway station and Tvyordaya Sera railway

station, the facilities of the railway station

situated in the town of Slavyansk-na-Kubani, the

facilities of the railway line between Obskaya and

Bovanenkovo stations, as well as the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OOO Gazpromtrans Level

[ERP] and Electronic Archive Module at OOO

Gazpromtrans Level for a period not exceeding 12

months and OOO Gazpromtrans will make payment for

using such property in the maximum amount of 3.6

PROPOSAL #10.19: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg pursuant to which OAO Gazprom will grant ZAO

 Gazprom Neft Orenburg temporary possession and use

of the wells, downhole and above-ground well

equipment within the Eastern Segment of the

Orenburgskoye oil and gas-condensate field for a

period not exceeding 12 months and ZAO Gazprom Neft

Orenburg will make payment for using such property in

 the maximum amount of 1.49 billion Rubles

PROPOSAL #10.20: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Lazurnaya

pursuant to which OAO Gazprom will grant OAO

Lazurnaya temporary possession and use of the

property of the first and second units of the

Lazurnaya Peak Hotel complex situated in the city of

Sochi, for a period not exceeding 12 months and OAO

Lazurnaya will make payment for using such property

in the maximum amount of 83.4 million Rubles

PROPOSAL #10.21: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

Agreements between OAO Gazprom and DOAO

Tsentrenergogaz of OAO Gazprom pursuant to which OAO

Gazprom will grant DOAO Tsentrenergogaz of OAO

Gazprom temporary possession and use of the building

and equipment of the repair and machining shop at the

 home base of the oil and gas production department

for the Zapolyarnoye gas-oil-condensate field,

situated in the Yamalo-Nenetskiy Autonomous Area,

Tazovskiy District, township of Novozapolyarnyi, the

building and equipment of the repair and machining

shop at the Southern Regional Repair Base situated in

 the Stavropolskiy Province, town of Izobilnyi, as

well as the software and hardware solutions System

for Managing OAO Gazprom's Property and Other Assets

at DOAO Tsentrenergogaz of OAO Gazprom Level [ERP],

OAO Gazprom Long Term Investments Reporting and

Analysis System [LTIAA] at DOAO Tsentrenergogaz Level

 and Electronic Archive Module at DOAO

Tsentrenergogaz of OAO Gazprom Level for a period not

 exceeding 12 months and DOAO Tsentrenergogaz of OAO

Gazprom will make payment for using such property in

the maximum amount of 123.2 million Rubles

PROPOSAL #10.22: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tsentrgaz

pursuant to which OAO Gazprom will grant OAO

Tsentrgaz temporary possession and use of the

facilities of a preventative clinic situated in the

Tula Region, Shchekinsky District, township of

Grumant, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Tsentrgaz Level [ERP], OAO

Gazprom Long-Term Investments Reporting and Analysis

System [LTIAA] at OAO Tsentrgaz Level, System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OAO

Tsentrgaz Level and Electronic Archive Module at OAO

Tsentrgaz Level for a period not exceeding 12 months

and OAO Tsentrgaz will make payment for using such

property in the maximum amount of 35.5 million Rubles

PROPOSAL #10.23: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz pursuant

to which OAO Gazprom will grant OAO Gazprom Promgaz

temporary possession and use of experimental

prototypes of gas-using equipment [self-contained

modular boiler installation, recuperative air heater,

 mini-boiler unit, radiant panel heating system, U-

shaped radiant tube, modularized complete full-

function small-sized gas and water treatment

installations for coal bed methane extraction wells,

well-head equipment, borehole enlargement device, and

 pressure core sampler] located in the Rostov Region,

 town of Kamensk-Shakhtinsky, and the Kemerovi

Region, city of Novokuznetsk, an aerospace data

processing software and equipment complex, as well as

 the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Gazprom Promgaz Level [ERP] and Electronic

Archive Module at OAO Gazprom Promgaz Level for a

period not exceeding 12 months and OAO Gazprom

Promgaz will make payment for using such property in

the maximum amount of 21.6 million Rubles

PROPOSAL #10.24: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will grant Gazprombank [Open Joint Stock Company]

temporary possession and use of the non-residential

premises in a building that are situated at 31 Lenina

 Street, Yugorsk, Tyumen Region and are used to house

 a branch of Gazprombank [Open Joint Stock Company],

with a total floor space of 810.6 square meters, and

the plot of land occupied by the building and

required for the use of that building, with an area

of 3,371 square meters, for a period not exceeding 12

 months and Gazprombank [Open Joint Stock Company]

will make payment for using such property in the

maximum amount of 2.4 million Rubles

PROPOSAL #10.25: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Salavatnefteorgsintez pursuant to which OAO Gazprom

will grant OAO Salavatnefteorgsintez temporary

possession and use of the gas condensate pipeline

running from the Karachaganakskoye gas condensate

field to the Orenburg Gas Refinery for a period not

exceeding 12 months and OAO Salavatnefteorgsintez

will make payment for using such property in the

maximum amount of 283,000 Rubles

PROPOSAL #10.26: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom

pursuant to which OAO Gazprom will grant OAO

Vostokgazprom temporary possession and use of M-468R

special-purpose communications installation, as well

as the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Vostokgazprom Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Vostokgazprom Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Vostokgazprom Level

and Electronic Archive Module at OAO Vostokgazprom

Level for a period not exceeding 12 months and OAO

Vostokgazprom will make payment for using such

property in the maximum amount of 17.7 million Rubles

PROPOSAL #10.27: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OAO Gazprom will grant OOO Gazprom

 Export temporary possession and use of an M-468R

special-purpose communications installation, as well

as the software and hardware solutions OAO Gazprom

Long-Term Investments Reporting and Analysis System

[LTIAA] at OOO Gazprom Export Level and System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OOO

Gazprom Export Level for a period not exceeding 12

months and OOO Gazprom Export will make payment for

using such property in the maximum amount of 3.4

million Rubles

PROPOSAL #10.28: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Neft pursuant to

which OAO Gazprom will grant OAO Gazprom Neft

temporary possession and use of an M-468R special-

purpose communications installation, as well as the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO

Gazprom Neft Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Gazprom Neft Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Gazprom Neft Level

and Electronic Archive Module at OAO Gazprom Neft

Level for a period not exceeding 12 months and OAO

Gazprom Neft will make payment for using such

property in the maximum amount of 15.4 million Rubles

PROPOSAL #10.29: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems pursuant to which OAO Gazprom will grant OAO

Gazprom Space Systems temporary possession and use of

 software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO Gazkom

 Level [ERP], OAO Gazprom Long-Term Investments

Reporting and Analysis System [LTIAA] at OAO Gazprom

Space Systems Level and Electronic Archive Module at

OAO Gazprom Space Systems Level for a period not

exceeding 12 months and OAO Gazprom Space Systems

will make payment for using such property in the

maximum amount of 19.7 million Rubles

PROPOSAL #10.30: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Yamalgazinvest

 pursuant to which OAO Gazprom will grant ZAO

Yamalgazinvest temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at ZAO

Yamalgazinvest Level [ERP] and Electronic Archive

Module at ZAO Yamalgazinvest Level for a period not

exceeding 12 months and ZAO Yamalgazinvest will make

payment for using such property in the maximum amount

 of 12.9 million Rubles

PROPOSAL #10.31: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which OAO Gazprom will grant ZAO

Gazprom Invest Yug temporary possession and use of

the ERP software and equipment complex System for

Managing OAO Gazprom's Property and Other Assets at

ZAO Gazprom Invest Yug Level [ERP] for a period not

exceeding 12 months and ZAO Gazprom Invest Yug will

make payment for using such property in the maximum

amount of 2.4 million Rubles

PROPOSAL #10.32: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom will grant OOO

Mezhregiongaz temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OOO

Mezhregiongaz Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OOO Mezhregiongaz Level and System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OOO Mezhregiongaz Level

for a period not exceeding 12 months and OOO

Mezhregiongaz will make payment for using such

property in the maximum amount of 14 million Rubles

PROPOSAL #10.33: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO Gazprom will grant OAO SOGAZ

temporary possession and use of the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OAO SOGAZ Level (ERP)

and Electronic Archive Module at OAO Insurance

Company of Gas Industry (SOGAZ) Level for a period

not exceeding 12 months and OAO SOGAZ will make

payment for using such property in the maximum amount

 of 13.4 million Rubles

PROPOSAL #10.34: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Komplektatsiya pursuant to which OAO Gazprom will

grant OOO Gazprom Komplektatsiya temporary possession

 and use of the software and hardware solutions

System for Managing OAO Gazprom's Property and Other

Assets at OOO Gazprom Komplektatsiya Level [ERP], OAO

 Gazprom Long-Term Investments Reporting and Analysis

 System [LTIAA] at OOO Gazprom Komplektatsiya Level,

System of Reporting and Analysis of Information on

Non-Core Assets within OAO Gazprom System [RAINCA] at

 OOO Gazprom Komplektatsiya Level and Electronic

Archive Module at OOO Gazprom Komplektatsiya Level

for a period not exceeding 12 months and OAO Gazprom

Komplektatsiya will make payment for using such

property in the maximum amount of 15.2 million Rubles

PROPOSAL #10.35: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom

pursuant to which OAO Gazprom will grant ZAO

Gaztelecom temporary possession and use of

communications facilities comprised of buildings,

communications lines, communications networks, cable

duct systems and equipment, which are located in the

city of Moscow, the city of Maloyaroslavets, the city

 of Rostov-on-Don, the city of Kaliningrad, the

Moscow Region and the Smolensk Region of the Russian

Federation and in the territory of the Republic of

Belarus, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at ZAO Gaztelecom Level [ERP] and

Electronic Archive Module at ZAO Gaztelecom Level for

 a period not exceeding 12 months and ZAO Gaztelecom

will make payment for using such property in the

maximum amount of 233.4 million Rubles

PROPOSAL #10.36: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Gazpromregiongaz pursuant to which OAO Gazprom will

grant OAO Gazpromregiongaz temporary possession and

use of the property complex of the gas distribution

system, comprised of facilities designed to transport

 and supply directly to consumers [gas offtaking

pipelines, gas distribution pipelines, inter-township

 and street gas pipelines, high, medium and low

pressure gas pipelines, gas flow control stations and

 buildings], as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Gazpromregiongaz Level [ERP],

 OAO Gazprom Long-Term Investments Reporting and

Analysis System [LTIAA] at OAO Gazpromregiongaz

Level, and Electronic Archive Module at OAO

Gazpromregiongaz Level for a period not exceeding 12

months and OAO Gazpromregiongaz will make payment for

 using such property in the maximum amount of 726.6

PROPOSAL #10.37: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Druzhba

pursuant to which OAO Gazprom will grant OAO Druzhba

temporary possession and use of the facilities of

Druzhba vacation center [hotels, effluent treatment

facilities, transformer substations entrance

checkpoints, cottages, utility networks, metal

fences, parking areas, ponds, roads, pedestrian

crossings, sites, sewage pumping station, sports

center, roofed ground-level arcade, servicing

station, diesel-generator station, boiler house

extension, storage facility, Fisherman's Lodge,

garage, garage with administrative and amenity

building, a stela, as well as service machinery,

equipment, furniture and accessories] situated in the

 Moscow Region, Naro-Fominsk District, village of

Rogozinino, for a period not exceeding 12 months and

OAO Druzhba will make payment for using such property

 in the maximum amount of 265.5 million Rubles

PROPOSAL #10.38: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in the

maximum amount of 50 million Rubles, with a fee due

to the bank at a rate not exceeding 1% per annum of

the amount of the guarantee

PROPOSAL #10.39: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in a

maximum amount equivalent to 1 million Euros, with a

fee due to the bank at a rate not exceeding 1% per

annum of the amount of the guarantee

PROPOSAL #10.40: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom undertakes, acting on

behalf of OOO Mezhregiongaz and at its instructions,

to declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OOO Mezhregiongaz

undertakes to pay for such services in the amount not

 exceeding 3,000 Rubles per cargo customs

declaration, as well as the value added tax at the

rate required by the effective legislation of the

Russian Federation, for an aggregate maximum amount

PROPOSAL #10.41: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK,

pursuant to which OAO Gazprom undertakes, acting on

behalf of OAO NOVATEK and at its instructions, to

declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OAO NOVATEK undertakes to

 pay for such services in the amount not exceeding

1.58 Rubles per 1 thousand cubic meters of natural

gas, as well as the value added tax at the rate

required by the effective legislation of the Russian

Federation, on the basis of the monthly volume of the

 transported natural gas, for an aggregate maximum

amount of 42.7 million Rubles

PROPOSAL #10.42: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will deliver and OOO

Mezhregiongaz will accept [take off] gas in the

amount not exceeding 300 billion cubic meters,

deliverable on a monthly basis, and will pay for the

gas an aggregate maximum amount of 992 billion Rubles

PROPOSAL #10.43: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 252.23 million Rubles, in its own

name, but for OAO Gazprom's account, to accept gas

produced by OAO Gazprom and its affiliates and sell

it through OOO Mezhregiongaz's electronic trading

site in the amount not exceeding 11.25 billion cubic

meters for a maximum amount of 25.22 billion Rubles

PROPOSAL #10.44: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz will deliver and

OAO Gazprom will accept [take off] gas bought by OOO

Mezhregiongaz from independent entities in the amount

 not exceeding 11.25 billion cubic meters and will

pay for the gas an aggregate maximum amount of 39.98

billion Rubles

PROPOSAL #10.45: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OOO Gazprom Export undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 70 million Rubles, in its own name,

 but for OAO Gazprom's account, to accept liquid

hydrocarbons owned by OAO Gazprom, including crude

oil, gas condensate and refined products [gasoline,

liquefied gases, etc.] and sell them in the market

outside the customs territory of the Russian

Federation, in the amount not exceeding 1.6 million

tons for a maximum amount of 15 billion Rubles

PROPOSAL #10.46: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Northgas,

pursuant to which ZAO Northgas will deliver and OAO

Gazprom will accept [take off] gas in the amount not

exceeding 70 million cubic meters, deliverable on a

monthly basis, and will pay for the gas an aggregate

maximum amount of 61 million Rubles

PROPOSAL #10.47: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Severneftegazprom, pursuant to which OAO

Severneftegazprom will deliver and OAO Gazprom will

accept [take off] gas in the amount not exceeding

16.45 billion cubic meters and will pay for the gas

an aggregate maximum amount of 33.25 billion Rubles

PROPOSAL #10.48: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 will deliver and OAO Gazprom will accept [take off]

unstable crude oil in the amount not exceeding 800

thousand tons and will pay for the crude oil an

aggregate maximum amount of 7 billion Rubles

PROPOSAL #10.49: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SIBUR Holding,

 pursuant to which OAO SIBUR Holding will deliver and

 OAO Gazprom will accept [take off] dry stripped gas

processed at OAO SIBUR Holding's gas refining

complexes in the amount not exceeding 2.3 billion

cubic meters and will pay for the gas an aggregate

maximum amount of 2.89 billion Rubles

PROPOSAL #10.50: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will deliver and OAO

NOVATEK will accept [take off] gas in the amount not

exceeding 16.5 billion cubic meters and will pay for

the gas an aggregate maximum amount of 27.67 billion

Rubles

PROPOSAL #10.51: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tomskgazprom

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 3 billion cubic meters

and OAO Tomskgazprom will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 1.4 billion Rubles

PROPOSAL #10.52: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 50 billion cubic meters

 across the territory of the Russian Federation and

the Republic of Kazakhstan and OOO Mezhregiongaz will

 pay for the services related to arranging for the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 92 billion Rubles

PROPOSAL #10.53: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 5 billion cubic meters

and OAO Gazprom Neft will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 3.2 billion Rubles

PROPOSAL #10.54: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 47 billion cubic meters

 and OAO NOVATEK will pay for the services related to

 arranging for the transportation of gas via trunk

gas pipelines an aggregate maximum amount of 66.5

billion Rubles

PROPOSAL #10.55: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the injection of gas owned

by OAO NOVATEK into underground gas storage

facilities and its storage in such facilities in the

amount not exceeding 3.45 billion cubic meters and

OAO NOVATEK will pay for the services related to

arranging for gas injection and storage an aggregate

maximum amount of 1.8 million Rubles, as well as

services related to arranging for the off-taking the

gas owned by OAO NOVATEK from underground gas storage

 facilities in the amount not exceeding 1.15 billion

cubic meters and OAO NOVATEK will pay for the

services related to arranging for the off-taking of

gas an aggregate maximum amount of 29.2 million Rubles

PROPOSAL #10.56: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and a/s Latvijas Gaze

pursuant to which OAO Gazprom will sell and a/s

Latvijas Gaze will purchase gas as follows: in the

amount not exceeding 800 million cubic meters for an

aggregate maximum amount of 200 million Euros in the

second half of 2010 and in the amount not exceeding

1.5 billion cubic meters for an aggregate maximum

amount of 450 million Euros in 2011; as well as

pursuant to which, a/s Latvijas Gaze will provide

services of injection of gas owned by OAO Gazprom

into Incukalna underground gas storage facility, of

its storage in the storage facility, its off-taking

and transportation across the territory of Latvian

Republic as follows: in the second half of 2010,

services related to the injection of gas into storage

 facilities in the amount not exceeding 600 million

cubic meters, services related to storage of gas and

its off-taking in the amount not exceeding 400

million cubic meters, services related to the

transportation of gas in the amount not exceeding 1

billion cubic meters, and OAO Gazprom will pay for

such services an aggregate maximum amount of 10

million Euros; in 2011, services related to the

injection of gas into storage facilities in the

amount not exceeding 900 million cubic meters,

services related to storage of gas and its off-taking

 in the amount not exceeding 900 million cubic

meters, services related to the transportation of gas

 in the amount not exceeding 1.8 billion cubic

meters, and OAO Gazprom will pay for such services an

PROPOSAL #10.57: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and AB Lietuvos Dujos

pursuant to which OAO Gazprom will sell and AB

Lietuvos Dujos will purchase gas as follows: in the

amount not exceeding 675 million cubic meters for an

aggregate maximum amount of 170 million Euros in the

second half of 2010 and in the amount not exceeding

1.6 billion cubic meters for an aggregate maximum

amount of 480 million Euros in 2011, and pursuant to

which AB Lietuvos Dujos will provide services related

 to the transportation of gas in transport mode

across the territory of the Republic of Lithuania as

follows: in the amount not exceeding 1 billion cubic

meters in the second half of 2010, OAO Gazprom will

pay an aggregate maximum amount of 4.2 million Euros

for the gas transportation services and in the amount

 not exceeding 2.5 billion cubic meters in 2011, OAO

Gazprom will pay an aggregate maximum amount of 14.7

million Euros for the gas transportation services

PROPOSAL #10.58: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and UAB Kauno

termofikacijos elektrine pursuant to which OAO

Gazprom will sell and UAB Kauno termofikacijos

elektrine will purchase gas as follows: in the amount

 not exceeding 180 million cubic meters for an

aggregate maximum amount of 45 million Euros in the

second half of 2010 and in the amount not exceeding

470 million cubic meters for an aggregate maximum

amount of 141 million Euros in 2011

PROPOSAL #10.59: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and MoldovaGaz S.A.

pursuant to which OAO Gazprom will deliver and

MoldovaGaz S.A. will accept [take off] gas in the

amount not exceeding 3.5 billion cubic meters for an

aggregate maximum amount of 900 million U.S. Dollars

in 2011, and pursuant to which MoldovaGaz S.A. will

provide in 2011 services related to the

transportation of gas in transport mode across the

territory of the Republic of Moldova in the amount

not exceeding 19.14 billion cubic meters, and OAO

Gazprom will pay for services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 47.85 million U.S. Dollars

PROPOSAL #10.60: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and KazRosGaz LLP

pursuant to which in 2010 OAO Gazprom will deliver

and KazRosGaz LLP will accept [take off] gas in the

amount not exceeding 1.2 billion cubic meters for an

aggregate maximum amount of 170 million U.S. Dollars

and pursuant to which OAO Gazprom will provide in

2010 services related to arranging for the

transportation of gas owned by KazRosGaz LLP across

the territory of the Russian Federation in the amount

 not exceeding 10.5 billion cubic meters and

KazRosGaz LLP will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 43.5

PROPOSAL #10.61: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz,

pursuant to which OAO Gazprom will sell, and OAO

Beltransgaz will purchase gas in 2011 in the amount

not exceeding 22.5 billion cubic meters for an

aggregate maximum amount of 5.625 billion U.S.

Dollars and pursuant to which OAO Beltransgaz in 2011

 will provide services related to the transportation

of gas in transport mode across the territory of the

Republic of Belarus via gas transportation system of

OAO Beltransgaz and via the Byelorussian segment of

Russian Yamal Europe gas pipeline in the amount not

exceeding 48.2 billion cubic meters and OAO Gazprom

will pay for the services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 600 million U.S. Dollars

PROPOSAL #10.62: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom will provide

services in 2011 related to arranging for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Kazakhstan, the Republic of Uzbekistan, the Russian

Federation and the Republic of Belarus in the amount

not exceeding 63.3 billion cubic meters, and GAZPROM

Germania GmbH will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 1.8 billion

 U.S. Dollars

PROPOSAL #10.63: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom undertakes,

acting on the instructions of GAZPROM Germania GmbH

for a fee in the total maximum amount of 96,000 U.S.

Dollars, in its own name, but for the account of

GAZPROM Germania GmbH, to arrange in 2011 for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Belarus for the amount not exceeding 37.293 million

PROPOSAL #10.64: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, acting

 on the instructions of OAO Gazprom, for a fee in the

 total maximum amount of 350,000 Rubles, in its own

name, but for the account of OAO Gazprom, to ensure

in 2010 2011 arrangement of operations related to the

 development and assessment of cost estimate

documentation, start-up and commissioning work at OAO

 Gazprom's facilities commissioned under investment

projects implementation contracts, as well as other

work, including work of preparatory and support

nature, required for the performance of start-up and

commissioning work and the commissioning of OAO

Gazprom's facilities

PROPOSAL #10.65: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

200,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010-2011 arrangement of

 operations related to the development and assessment

 of cost estimate documentation, start-up and

commissioning work at OAO Gazprom's facilities

commissioned under investment projects implementation

 contracts, as well as other operations, including

those of preparatory and support nature, required for

 the performance of start-up and commissioning work

and the commissioning of OAO Gazprom's facilities

PROPOSAL #10.66: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, acting on the instructions

of OAO Gazprom, for a fee in an aggregate maximum

amount of 112,500 Rubles, in its own name, but for

the account of OAO Gazprom, to ensure in 2010-2011

arrangement of operations related to the development

and assessment of cost estimate documentation, start-

up and commissioning work at OAO Gazprom's

facilities, commissioned under investment projects

implementation contracts, as well as other

operations, including those of preparatory and

support nature, required for the performance of

start-up and commissioning work and the commissioning

PROPOSAL #10.67: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO

Yamalgazinvest, pursuant to which ZAO Yamalgazinvest

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

525,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010 2011 arrangement of

 operations related to the development and assessment

 of cost estimate documentation, start-up and

commissioning work at OAO Gazprom's facilities,

commissioned under investment projects implementation

 contracts, as well as other operations, including

those of preparatory and support nature, required for

 the performance of start-up and commissioning work

and the commissioning of OAO Gazprom's facilities

PROPOSAL #10.68: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems, pursuant to which OAO Gazprom Space Systems

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to the

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 2 million Rubles

PROPOSAL #10.69: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and ZAO Yamalgazinvest,

 pursuant to which ZAO Yamalgazinvest undertakes,

within the period between July 1, 2010 and December

31, 2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities, and OAO Gazprom

undertakes to pay for such services the maximum

amount of 9 billion Rubles

PROPOSAL #10.70: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 85 million Rubles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GDF SUEZ, PARIS

  TICKER:                  N/A                 CUSIP:   F42768105

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the transactions and the                 ISSUER            YES             FOR                  FOR

annual financial statements for the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and setting of the dividend

PROPOSAL #O.4: Approve the regulated agreements                 ISSUER            YES             FOR                  FOR

pursuant to Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the Company's shares

PROPOSAL #E.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with preferential subscription rights, i) to

issue common shares and/or any securities giving

access to the Company's capital and/or the Company's

subsidiaries, and/or ii) to issue securities

entitling to allocation of debt securities

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with cancellation of preferential

subscription rights, i) to issue common shares and/or

 any securities giving access to the Company's

capital and/or the Company's subsidiaries, and/or ii)

 to issue securities entitling to allocation of debt

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide to issue common shares or various securities

with cancellation of preferential subscription

rights, as part of an offer pursuant to Article L.

411-2 II of the Monetary and Financial Code

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of issuances of securities with or without

preferential subscription rights carried out under

the 6th, 7th and 8th resolutions

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out the issuance of common shares and/or

various securities as remuneration for the

contribution of securities granted to the Company

within the limit of 10% of the share capital

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital by issuing

shares, with cancellation of preferential

subscription rights in favor of the employees who are

 Members of GDF SUEZ Group' Saving Plans

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital, with

cancellation of preferential subscription rights, in

favor of any entities whose exclusive purpose is to

subscribe, own and transfer GDF SUEZ shares or other

financial instruments as part of the implementation

of one of the multiple formulas of the international

Employee Savings Plan of GDF SUEZ Group

PROPOSAL #E.13: Approve the overall limitation of the        ISSUER            YES             FOR                  FOR

 delegations concerning the capital increase,

immediate and/or at term

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital by incorporation

 of premiums, reserves, profits or others

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of treasury shares

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

subscribe or purchase the Company's shares in favor

of the employees and/or Company's officers and/or

Group subsidiaries

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out the free allocation of shares in favor of

the employees and/or Company's officers and/or Group

subsidiaries

PROPOSAL #E.18: Powers to carry out the decisions of         ISSUER            YES             FOR                  FOR

the General Meeting and for the formalities

PROPOSAL #A.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve in order to limit the

use of debts while increasing the investment capacity

 of the Group, including research & development and

infrastructure, the general meeting decides

concerning the dividend proposed in the 3rd

resolution, that the amount of the dividends paid for

 the FY 2009 is set at EUR 0.80 per share, including

the interim dividend of EUR 0.80 per share already

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GEBERIT AG

  TICKER:                  N/A                 CUSIP:   H2942E124

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR          ISSUER            YES             FOR               AGAINST

NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS

BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE

ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE

COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING

 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND

NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GEBERIT AG

  TICKER:                  N/A                 CUSIP:   H2942E124

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, the financial        ISSUER            YES             FOR                  FOR

 statements, and the consolidated financial

statements for 2009

PROPOSAL #2: Approve the specified appropriation of          ISSUER            YES             FOR                  FOR

available earnings

PROPOSAL #3: Approve the actions of the Members of            ISSUER            YES             FOR                  FOR

the Board of Directors for the year 2009

PROPOSAL #4.1: Re-elect Susanne Ruoff to the Board of        ISSUER            YES             FOR                  FOR

 Directors for a term of office of two years

PROPOSAL #4.2: Re-elect Robert F. Spoerry to the                ISSUER            YES             FOR                  FOR

Board of Directors for a term of office of three years

PROPOSAL #4.3: Re-elect Gunter F. Kelm to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors for a term of office of one year

PROPOSAL #5: Re-appoint PricewaterhouseCoopers AG as         ISSUER            YES             FOR                  FOR

the Auditors for the year 2010

PROPOSAL #6.1: Amend the Article 4 of the Articles of        ISSUER            YES             FOR                  FOR

 Incorporation as specified, to adapt the Articles of

 Incorporation to the new Intermediated Securities

Act, which came into effect on 01 JAN 2010

PROPOSAL #6.2: Amend the Article 24 of the Articles          ISSUER            YES             FOR                  FOR

of Incorporation, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLAXOSMITHKLINE PLC

  TICKER:                  N/A                 CUSIP:   G3910J112

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and the financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Re-elect Dr. Stephanie Burns as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-elect Mr. Julian Heslop as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Sir Deryck Maughan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Dr. Daniel Podolsky as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-elect Sir Robert Wilson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8: Authorize the Audit & Risk Committee to         ISSUER            YES             FOR                  FOR

re-appoint PricewaterhouseCoopers LLP as the Auditors

 to the Company to hold office from the end of the

meeting to the end of the next Meeting at which

accounts are laid before the Company

PROPOSAL #9: Authorize the Audit & Risk Committee to         ISSUER            YES             FOR                  FOR

determine the remuneration of the Auditors

PROPOSAL #10: Authorize the Director of the Company,         ISSUER            YES             FOR                  FOR

in accordance with Section 366 of the Companies Act

2006 (the 'Act') the Company is, and all Companies

that are at any time during the period for which this

 resolution has effect subsidiaries of the company

are, authorized: a) to make political donations to

political organizations other than political parties,

 as defined in Section 363 of the Act, not exceeding

GBP 50,000 in total; and b) to incur political

expenditure, as defined in Section 365 of the Act,

not exceeding GBP 50,000 in total, during the period

beginning with the date of passing this resolution

and ending at the end of the next AGM of the company

to be held in 2011 or, if earlier, on 30 JUN 2011

PROPOSAL #11: Authorize the Directors, in                            ISSUER            YES             FOR                  FOR

substitution for all subsisting authorities, to

exercise all powers of the Company to allot shares in

 the Company and to grant rights to subscribe for or

convert any security into shares in the Company: a)

up to an aggregate nominal amount of GBP 432,578,962;

 [such amount to be reduced by the nominal amount

allotted or granted under paragraph (b) in excess of

such sum]; and b) comprising equity securities [as

specified in Section 560(1) of the Act] up to a

nominal amount of GBP 865,157,925 [such amount to be

reduced by any allotments or grants made under

paragraph (a) above] in connection with an offer by

way of a rights issue: i) to ordinary shareholders in

 proportion [as nearly as may be practicable] to

their existing holdings; and ii) to holders of other

equity securities as required by the rights of those

securities or as the Board otherwise considers

necessary, and so that the Directors may impose any

limits or make such exclusions or other arrangements

as they consider expedient in relation to treasury

shares, fractional entitlements, record dates, legal,

 regulatory or practical problems under the laws of,

or the requirements of any relevant regulatory body

or stock exchange in, any territory, or any matter

whatsoever, which authorities shall expire at the end

 of the next AGM of the company to be held in 2011

or, if earlier, on 30 JUN 2011, and the Directors may

 allot shares or grant rights to subscribe for or

convert any security into shares in pursuance of such

 an offer or agreement as if the relevant authority

conferred hereby had not expired

PROPOSAL #12: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to Resolution 11 being passed, the Directors

 be and are hereby empowered to allot equity

securities for cash pursuant to the authority

conferred on the Directors by Resolution 11 and/or

where such allotment constitutes an allotment of

equity securities under section 560(3) of the Act,

free of the restrictions in Section 561(1) of the

Act, provided that this power shall be limited: (a)

to the allotment of equity securities in connection

with an offer or issue of equity securities [but in

the case of the authority granted under paragraph (b)

 of Resolution 11, by way of a rights issue only]:

(i) to ordinary shareholders in proportion [as nearly

 as may be practicable] to their existing holdings;

and (ii) to holders of other equity securities, as

required by the rights of those securities or as the

Board otherwise considers necessary, but so that the

Directors may impose any limits or make such

exclusions or other arrangements as they consider

expedient in relation to treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems under the laws of, or the

requirements of any relevant regulatory body or stock

 exchange in, any territory, or any matter

whatsoever; and (b) in the case of the authority

granted under paragraph (a) of Resolution 11 and/ or

in the case of any transfer of treasury shares which

is treated as an allotment of equity securities under

 Section 560(3) of the Act, to the allotment

(otherwise than pursuant to sub-paragraph (a) above)

of equity securities up to an aggregate nominal

amount of GBP 64,893,333, and shall expire at the end

 of the next AGM of the company to be held in 2011

[or, if earlier, at the close of business on 30 JUN

2011] and the Directors may allot equity securities

in pursuance of such an offer or agreement as if the

PROPOSAL #13: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of section 701 of the Act to make

market purchases (within the meaning of Section

693(4) of the Act) of its own Ordinary shares of 25p

each provided that: (a) the maximum number of

Ordinary shares hereby authorized to be purchased is

519,146, 669; (b) the minimum price which may be paid

 for each Ordinary share is 25p; (c) the maximum

price which may be paid for each Ordinary share shall

 be the higher of (i) an amount equal to 5% above the

 average market value of the Company's ordinary

shares for the five business days immediately

preceding the day on which the ordinary share is

contracted to be purchased and (ii) the higher of the

 price of the last independent trade and the highest

current independent bid on the London Stock Exchange

Official List at the time the purchase is carried

out; and (d) the authority conferred by this

resolution shall, unless renewed prior to such time,

expire at the end of the next AGM of the Company to

be held in 2011 or, if earlier, on 30 JUN 2011

[provided that the company may enter into a contract

for the purchase of Ordinary shares before the expiry

 of this authority which would or might be completed

wholly or partly after such expiry and the company

may purchase Ordinary shares pursuant to any such

PROPOSAL #14: Authorize the Directors, (a) in                     ISSUER            YES             FOR                  FOR

accordance with Section 506 of the Act, the name of

the person who signs the Auditors' reports to the

Company's members on the annual accounts and

auditable reports of the Company for the year ending

31 DEC 2010 as senior Statutory Auditor [as defined

in Section 504 of the Act] for and on behalf of the

Company's Auditors, should not be stated in published

 copies of the reports [such publication being as

defined in Section 505 of the Act] and the copy of

the reports to be delivered to the registrar of

Companies under Chapter 10 of Part 15 of the Act; and

 (b) the Company considers on reasonable grounds that

 statement of the name of the senior statutory

auditor would create or be likely to create a serious

 risk that the senior Statutory Auditor, or any other

 person, would be subject to violence or intimidation

PROPOSAL #15: Approve the general meeting of the                ISSUER            YES             FOR                  FOR

Company other than an AGM may be called on not less

than 14 clear days' notice

PROPOSAL #16: Amend: (a) the Articles of Association         ISSUER            YES             FOR                  FOR

of the company be amended by deleting all the

provisions of the Company's Memorandum of Association

 which, by virtue of Section 28 of the Act, are to be

 treated as provisions of the Company's Articles of

Association; and (b) the Articles of Association

produced to the meeting, and initialled by the

Chairman for the purpose of identification, be

adopted as the Articles of Association of the Company

 in substitution for, and to the exclusion of, all

existing Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANKOOK TIRE CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y30587102

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of Yang Rae Cho, Seung Hwa Seo         ISSUER            YES             FOR                  FOR

and Hyun Sik Cho as the Director

PROPOSAL #4: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HARRY WINSTON DIAMOND CORPORATION

  TICKER:                  HWD                 CUSIP:   41587B100

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MATTHEW W. BARRETT                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS M. BOEHLERT                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHELINE BOUCHARD                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT A. GANNICOTT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NOEL HARWERTH                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DANIEL JARVIS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAURENT E. MOMMEJA                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. ROGER B. PHILLIMORE                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RE-APPOINTMENT OF KPMG LLP,                     ISSUER            YES             FOR                  FOR

CHARTERED ACCOUNTANTS, AS AUDITORS OF THE CORPORATION

 AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR

REMUNERATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOLCIM LTD, RAPPERSWIL-JONA

  TICKER:                  N/A                 CUSIP:   H36940130

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the ordinary capital increase           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOLCIM LTD, RAPPERSWIL-JONA

  TICKER:                  N/A                 CUSIP:   H36940130

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report, annual                ISSUER            YES             FOR                  FOR

consolidated financial statements of the Group and

annual financial statements of Holcim Ltd

PROPOSAL #1.2: Approve the remuneration report in an         ISSUER            YES             FOR                  FOR

advisory vote

PROPOSAL #2.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the persons entrusted with

Management during the 2009 FY

PROPOSAL #3.: Approve the appropriation of retained          ISSUER            YES             FOR                  FOR

earnings, determination of the dividend and the time

of payment; no dividend is paid on treasury shares;

the amount of the dividend payment will be reduced in

 relation to dividends attributable to treasury

shares held by the Company and its affiliates

PROPOSAL #4.1.1: Re-elect Markus Akermann as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a further term of

office of three years

PROPOSAL #4.1.2: Re-elect Peter Kupfer as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a further term of office

of three years

PROPOSAL #4.1.3: Re-elect Dr. Rolf Soiron as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a further term of

office of three years

PROPOSAL #4.2: Election of Dr. Beat Hess to the Board        ISSUER            YES             FOR                  FOR

 of Directors for a term of office of three years

PROPOSAL #4.3: Election of Ernst and Young Ltd as the        ISSUER            YES             FOR                  FOR

 Auditors

PROPOSAL #5.: Amend the Article 4 of the Articles of         ISSUER            YES             FOR                  FOR

Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONDA MOTOR CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J22302111

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONG KONG EXCHANGES AND CLEARING LTD

  TICKER:                  N/A                 CUSIP:   Y3506N139

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Audited Accounts for the YE         ISSUER            YES             FOR                  FOR

31 December 2009 together with the Reports of the

Directors and the Auditor thereon

PROPOSAL #2: Declare a final dividend of HKD 2.09 per        ISSUER            YES             FOR                  FOR

 share

PROPOSAL #3.a: Election of Mr. John Estmond                        ISSUER            YES             FOR                  FOR

Strickland as a Director

PROPOSAL #3.b: Election of Mr. WONG Sai Hung, Oscar          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditor of HKEx and authorize the Directors to fix

their remuneration

PROPOSAL #5: Authorize the Directors of HKEx to                 ISSUER            YES             FOR                  FOR

exercise during the Relevant Period  as hereinafter

defined  to repurchase shares of HKEx on the Stock

Exchange or on any other stock exchange on which the

shares of HKEx may be listed and which is recognised

by the Securities and Futures Commission and the

Stock Exchange for this purpose, subject to and in

accordance with all applicable laws and/or the

requirements of the Rules Governing the Listing of

Securities on The Stock Exchange of Hong Kong Limited

 or of any other stock exchange as amended from time

to time, provided that the aggregate nominal amount

of shares so purchased shall not exceed 10% of the

PROPOSAL #6.A: Approve to determine, the remuneration        ISSUER            YES             FOR                  FOR

 of HKD 500,000 and HKD 350,000 respectively be

payable to the Chairman and each of the other Non-

Executive Directors of HKEx for the period from the

conclusion of each AGM of HKEx to the conclusion of

the AGM of HKEx to be held in the immediately

following year, provided that such remuneration be

payable in proportion to the period of service in the

 case of a Director who has not served the entire

PROPOSAL #6.B: Approve to determine, in addition to          ISSUER            YES             FOR                  FOR

the remuneration of HKD 50,000, an attendance fee of

HKD 2,500 per meeting be payable to the Chairman and

every member  excluding executive Director  of the

Executive Committee, Audit Committee, Remuneration

Committee and Investment Advisory Committee of HKEx

for the period from the conclusion of each AGM of

HKEx to the conclusion of the AGM of HKEx to be held

in the immediately following year, provided that such

 remuneration be payable in proportion to the period

of service in the case of a committee member who has

not served the entire period

PROPOSAL #S.7: Amend the Articles 90(1), 90(1A),                ISSUER            YES         AGAINST           AGAINST

90(2)Article 93, 102, 108(1), 139(3), 142(1), 146,

157 of the Articles of Association of HKEx be deleted

 in their entirety and replaced by the following: as

specified, subject to the written approval of the

Securities and Futures Commission pursuant to Section

 67 of the Securities and Futures Ordinance, the

Articles of Association of HKEx

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOUSING DEVELOPMENT FINANCE CORP LTD

  TICKER:                  N/A                 CUSIP:   Y37246157

  MEETING DATE:      7/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit            ISSUER            YES             FOR                  FOR

and loss account for the FYE 31 MAR 2009, the balance

 sheet as at that date and the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Shirish B. Patel as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. B.S. Mehta as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Dr. S.A. Dave as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #6.: Re-appoint Messrs. Deloitte Haskins &          ISSUER            YES             FOR                  FOR

Sells, Chartered Accountants as the Auditors of the

Corporation, to hold office as such from the

conclusion of this meeting until the conclusion of

the next AGM, on a remuneration of INR 60,00,000 plus

 applicable service tax and reimbursement of out-of-

pocket expenses incurred by them for the purpose of

audit of the Corporation's accounts at the Head

Office, all its branch offices in India and its

branch office at London and Singapore; authorize the

Board of Directors of the Corporation, pursuant to

the provisions of Section 228(1)and other applicable

provisions, if any, of the Companies Act, 1956, to

appoint Messrs. Deloitte Haskins & Sells, Chartered

Accountants as Branch Auditors or any other person

who may be qualified to act as such in consultation

with the Auditors of the Corporation and approve to

fix their remuneration for the purpose of audit of

any Branch Office that may be opened abroad by the

Corporation during the period until the conclusion of

 the next AGM

PROPOSAL #7.: Re-appoint, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of Section 228(1) and other applicable provisions, if

 any, of the Companies Act, 1956, Messrs. Pannell

Kerr Forster, Chartered Accountants, as the Branch

Auditors of the Corporation, for the purpose of audit

 of the accounts of the Corporation's Branch Office

at Dubai, to hold office as such from the conclusion

of this meeting until the conclusion of the next AGM,

 on such terms and conditions and on such

remuneration as may be fixed by the Board of

Directors of the Corporation, depending upon the

PROPOSAL #8.: Re-appoint, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of Sections 198, 269 read with Schedule XII, 309,

310, 311 and other applicable provisions, if any, of

the Companies Act, 1956, approval of the Members of

the Corporation, Mr. Deepak S. Parekh as the Managing

 Director of the Corporation with effect from 01 MAR

2009 upto the close business hours on 31 DEC 2009,

upon the terms and conditions including remuneration

as specified which agreement is hereby specifically

approved and sanctioned and authorize the Board of

Directors of the Corporation [Board which shall be

deemed to include the Compensation Committee of the

Board of Directors] to alter and vary the terms and

conditions of the said appointment and/or agreement

[including authority, from time to time, to determine

 the amount or salary and commission is also the type

 and amount of perquisites and other benefits payable

 to Mr. Deepak S. Parekh], in such manner as may be

agreed to between the Board and Mr. Deepak S. Parekh

provided however that the remuneration payable to Mr.

 Deepak S. Parekh shall not exceed the limits

specified in the said agreement and the limits

prescribed under Schedule XII to the Companies Act,

1956, including any amendment, modification,

variation or re-enactment thereof; in the event of

any loss, absence or inadequacy of profits in any FY

during the term of office of Mr. Deepak S. Parekh,

the remuneration payable to him by way of salary

allowances, commission and perquisites shall not,

without the approval of the Central Government [if

required] exceed the limits prescribed under Schedule

 XIII and other applicable provisions of the

Companies Act, 1956, or any amendment, modification,

variation or re-enactment thereof; authorize the

Board to do all such acts, deeds, matters and things

and execute all such agreements, documents,

instruments and writings as may be required, with

power to settle all questions, difficulties or doubts

 that may arise in regard to the send re-appointments

 as it may in its sole and absolute discretion deem

fit and to delegate all or any of its powers herein

conferred to any Director(s) and/or Officer(s) of the

 Corporation, to give of this resolution

PROPOSAL #S.9: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 309(4) and other applicable provisions

 if any of the Companies Act 1956 the non-whole time

Directors of the Corporation in additions to sitting

fees being paid to them for attending the meetings of

 the Board of Directors of the Corporation [referred

to as the Board] and its committees be paid every for

 a period of 5 year with effect form 01 APR 2010

commission of an amount as may be determine by the

Board from time to time subject to an overall ceiling

 of 1% of the net profits of the Corporation [to be

computed in the manner referred to in Section 198(1)

of the Companies Act 1956] to be dividend amongst

them in such manner as the Board may form time to

time determine

PROPOSAL #S.10: Authorize the Board of Directors of          ISSUER            YES             FOR                  FOR

the Corporation [hereinafter referred to as the

'Board' which term shall be deemed to include any

Committee(s) constituted/to be constituted by the

Board to exercise its powers including powers

conferred by this resolution, to the extent permitted

 by Law], pursuant to the provisions of Section

81(1A) and other applicable provisions, if any, of

the Companies Act, 1956, the Securities and Exchange

Board of India [disclosure and investor protection]

guidelines, 2000 [hereinafter referred to as DIP

Guidelines], including any amendment, modification,

variation or re-enactment thereof and subject to the

approval of the Members of the Corporation and in

accordance with the provisions of the Memorandum and

Articles of Association of the Corporation, the

listing agreements entered into with the stock

exchanges on which the equity shares of the

Corporation are listed, the Foreign Exchange

Management, Act, 2000, the Foreign Exchange

Management [transfer or issue of securities by a

person resident outside India] regulations, 2000, the

 Foreign Exchange Management [Borrowing or Rending in

 Rupees] regulations, 2000, including any amendment,

modification, variation or re-enactment thereof and

such other applicable rules, regulations, guidelines,

 notifications, circulars and clarifications

issued/to be issued thereon by the government of

India [GOI], the Reserve Bank of India [RBI], the

Securities and Exchange Board of India [SEBI], the

National Housing Bank [NHB] and/or any other

regulatory/statutory authorities, from time to time,

to the extent applicable and subject to the consent

and approvals of any regulatory/statutory

authorities, to offer issue and allot warrants, with

a right exercisable by the warrant holder to exchange

 the said warrant holder to exchange the said

warrants with equity shares of the Corporation at a

later date [hereinafter referred to as 'Warrants'

simultaneously with the issue of Secured, Redeemable

Non-Convertible Debentures [NCDs], to Qualified

Institutional Placement [QIP] basis, pursuant to and

in accordance with the provisions of Chapter XIII-A

of the DIP Guidelines, for cash, at such price or

prices, in such manner and where required, in

consultation with the merchant banker(s) and/or other

 advisor(s) or otherwise and on such terms and

conditions as the Board may, in its sole and absolute

 discretion, decide at the time of issue of the NCDs

and warrants, at such times and in 1 or more

tranches, so however that the Warrants would result

in a maximum issue of upto 1,093,53,706 equity shares

 of INR 10 each of the Corporations, after they are

exchanged with the equity shares of the Corporation

and that the result in a maximum dilution of upto

3.5% of the expanded issued and paid-up equity share

capital of the Corporation, taking into consideration

 the un-exercised stock options and the foreign

currency convertible bonds pending for conversion, as

 on date and the total amount raised through the

issue of the NCDs does not exceed INR 4,000 crores;

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOYA CORPORATION

  TICKER:                  N/A                 CUSIP:   J22848105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Authorize Use of Stock Options, and                ISSUER            YES             FOR                  FOR

Allow Board to Authorize Use of Stock Option Plan

PROPOSAL #3.1: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.2: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.3: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.4: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.5: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.6: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.7: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.8: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.9: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #4: Shareholder's Proposal: Amend Articles          ISSUER            YES             FOR               AGAINST

to Increase the Number of Characters for the Amount

of Explanatory Text Permitted for Shareholder

Propositions to 4,000 chrs.

PROPOSAL #5: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Allow Secret ballots

PROPOSAL #6: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Restrict the Number of Corporate Insiders' Seats

on the Board of Directors

PROPOSAL #7: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Eliminate Articles Related to Rejecting Cumulative

 Votes

PROPOSAL #8: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Prohibit Interlocking Directors

PROPOSAL #9: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Restrict the Number of Positions Assumed by

Outside Directors at Other companies

PROPOSAL #10: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Restrict the Number of Times that an Outside

Director May be Reappointed to 10

PROPOSAL #11: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Disclose Remuneration to Directors Who Have

PROPOSAL #12: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Obligate the Company to Hold Meetings not

Involving Executive Officers

PROPOSAL #13: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Obligate the Company to Create Guidelines Defining

 Independent Directors

PROPOSAL #14: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Disclose Remunerations to Directors and Corporate

Officers Individually

PROPOSAL #15: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Disclose Positions at Public-Interest Corporations

 Held By Director Candidates

PROPOSAL #16: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Require Prior notice of Shares to be Sold By

Directors and their Families and Disclose it to

Shareholders

PROPOSAL #17: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Prohibit hedging by Stock Option Holders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HSBC HOLDINGS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G4634U169

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual accounts and reports         ISSUER            YES             FOR                  FOR

of the Director's and of the Auditor for the YE 31

DEC 2009

PROPOSAL #2.: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect R. A. Fairhead as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.b: Re-elect M. F. Geoghegan as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.c: Re-elect S. K. Green as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.d: Re-elect G. Morgan as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.e: Re-elect N. R. N. Murthy as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.f: Re-elect S. M. Robertson as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.g: Re-elect J. L. Thornton as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.h: Re-elect Sir Brian Williamson as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-appoint KPMG Audit PLC as the                   ISSUER            YES             FOR                  FOR

Auditor at remuneration to be determined by the Group

 Audit Committee

PROPOSAL #5.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and for the purposes of Section 551 of the Companies

Act 2006 [the Act] Company to allot shares in the

Company and to grant rights to subscribe for, or to

convert any security into, shares in the Company up

to an aggregate nominal amount of GBP 100,000 [in the

 form of 10,000,000 Non-cumulative Preference Shares

of GBP 0.01 each], EUR 100,000 [in the form of

10,000,000 non-cumulative preference shares of EUR

0.01 each], USD 85,500 [in the form of 8,550,000 Non-

Cumulative Preference Shares of USD 0.01 each] and

USD 1,742,319,000 [in the form of 3,484,638,000

ordinary shares of USD 0.50 each in the capital of

the Company [Ordinary Shares] [the latter being equal

 to approximately 20 per cent of the nominal amount

of Ordinary Shares of the Company in issue at the

latest practicable date prior to the printing of the

Notice of this Meeting]; provided that this authority

 shall be limited so that, otherwise than pursuant

to: (a) a right issue or other issue the subject of

an offer or invitation, open for acceptance for a

period fixed by the Directors, to: i) holders of

Ordinary Shares where the shares respectively

attributable to the interests of all holders of

Ordinary Shares are proportionate [or as nearly as

may be] to the respective number of Ordinary Shares

held by them; and ii) holders of Securities, Bonds,

Debentures or Warrants which, in accordance with the

rights attaching thereto, are entitled to participate

 in such a rights issue or other issue or as the

Directors consider necessary, but subject to such

exclusions or other arrangements as the Directors may

 deem necessary or expedient in relation to record

dates, fractional entitlements or securities

represented by depositary receipts or having regard

to any restrictions, obligations, practical or legal

problems under the laws of or the requirements of any

 regulatory body or Stock Exchange in any territory

or otherwise howsoever, or (b) the terms of any Share

 Plan for employees of the Company or any of its

subsidiary undertakings; or (c) any scrip dividend

scheme or similar arrangements implemented in

accordance with the Articles of Association of the

Company; or (d) the allotment of up to 10,000,000

Non-cumulative Preference Shares of GBP 0.01 each,

10,000,000 Non-cumulative Preference Shares of EUR

0.01 each and 8,550,000 Non-cumulative Preference

Shares of USD 0.01 each in the capital of the

Company, the nominal amount of shares to be allotted

or rights to subscribe for, or to convert any

security into, shares to be granted by the Directors

pursuant to this authority wholly for cash shall not

in aggregate exceed USD 435,579,750 [being equal to

approximately 5% of the Ordinary Shares of the

Company in issue at the latest practical date prior

to the printing of the Notice of this Meeting]

[Authority expires at the conclusion of the AGM of

the Company to be held in 2011]  and the Directors

may allot shares or grant rights to subscribe for, or

 to convert any security into, shares [as the case

PROPOSAL #S.6: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 5 as specified, pursuant to

 Section 570 of the Companies Act 2006 [the Act] to

allot equity securities [within the meaning of

Section 560 of the Act] [disapplying the statutory

pre-exemption rights 561(1) of the Act]; [Authority

expires at the conclusion of the AGM of the Company

to be held in 2011] save that this authority shall

allow the Company before the expiry of this power to

make offers or agreements which would or might

require equity securities to be allotted after such

expiry and the Directors may allot equity securities

in pursuance of such offers or agreements as if the

power conferred hereby had not expired

PROPOSAL #S.7: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company as specified: (a) by deleting Article

55.2 in its entirely and renumbering the remainder of

 Article 55 accordingly; (b) by inserting into

Article 55.2 [as renumbered pursuant to this

Resolution] the words include such statements as are

required by the Act and shall in any event so that

Article 55.2 shall begin as specified (c) by deleting

 from Article 60.1 the words the same day in the next

 week at the same time and place, or to such other

day and substituting therefore the words such day

[being not less than ten clear days after the

original meeting] so that Article 60.1 reads as

specified; (d) by inserting into Article 73.3 the

words, subject to the Act, and deleting the words ,

on a poll, so that Article 73.3 as specified; (e) by

deleting Article 74 in its entirely and renumbering

Articles 75, 76 and 77 accordingly; (f) by inserting

into Article 76 [as renumbered pursuant to paragraph

(e) of this Resolution] the following new Article

76.2 to 76.4; and (g) by inserting a new Article 77

PROPOSAL #8: Approve the amendment to the trust deed         ISSUER            YES             FOR                  FOR

and rules of the HSBC Holding UK Share Incentive Plan

 [UK SIP] [as specified] to extend the termination

date of the UK SIP from 29 MAY 2010 to 28 MAY 2020

and authorize the Directors to do whatever may be

necessary or expedient to carry the amended UK SIP

into effect including making such changes as may be

necessary or expedient to secure the approval of HM

Revenue & Customs under Schedule 2 to the Income Tax

[Earning and pension] Act 2003; and to establish for

the benefit of non-United Kingdom resident employees

of the Company or of any of its direct or indirect

subsidiaries such further all-employee share

incentive plans as the Directors shall from time to

time consider appropriate, provided that; i) any such

 further plans are based on or similar to the UK SIP

or any part or parts thereof but with such variations

 as the Directors may consider necessary or

desirable, taking into account local tax, exchange

control and securities laws in relevant overseas

countries or territories; and  ii) where Ordinary

Shares of USD 0.50 each in the capital of the Company

 [Ordinary Shares] made available under such further

plans are newly issued such Ordinary Shares shall be

counted against to overall limit applicable to the

Company's Employee Share Plans, and so that for this

purpose establishing a plan also includes

participating in any plan established or operated by

any direct or indirect subsidiary or establishing or

participating in a sub-plan or adopting such other

method or approach as the Directors consider

appropriate to achieve the relevant objectives

PROPOSAL #S.9: Approve, that the Company General                ISSUER            YES             FOR                  FOR

Meetings [other than AGMs] being called on a minimum

of 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMPALA PLATINUM HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   S37840113

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive and approve the financial                ISSUER            YES             FOR                  FOR

statements for the YE 30 JUN 2009

PROPOSAL #O.2.1: Re-elect Ms. D. Earp as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #O.2.2: Re-elect Dr. K. Mokhele as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #O.2.3: Re-elect Ms. N.D.B. Orleyn as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.3: Approve to determine the remuneration         ISSUER            YES             FOR                  FOR

of the Directors for the forthcoming year

PROPOSAL #O.4: Adopt the Amended Trust Deed                        ISSUER            YES             FOR                  FOR

constituting the Morokotso Trust, as specified, in

substitution for the existing Trust Deed approved by

shareholders on 04 JUL 2006

PROPOSAL #S.1: Authorize the Directors, in terms of          ISSUER            YES             FOR                  FOR

the Company's Articles of Association, by way of a

general authority to repurchase issued shares in the

Company or to permit a subsidiary of the Company to

purchase shares in the Company, as and when deemed

appropriate, subject to the following requirements:

that any such repurchase be effected through the

order book operated by the JSE Limited [JSE] trading

system and done without any priority understanding or

 agreement between the Company and the counterparty;

that authorization thereto is given by the Company's

Articles of Association; that a paid announcement

giving such details as may be required in terms of

JSE [Listings Requirements] be published when the

Company or its subsidiaries have repurchased in

aggregate 3% of the initial number of shares in

issue, as at the time that the general authority was

granted and for each 3% in aggregate of the initial

number of shares which are acquired thereafter; that

a general repurchase may not in the aggregate in any

1 FY exceed 10% of the number of shares in the

Company issued share capital at the time this

authority is given, provided that a subsidiary of the

 Company may not hold at any one time more than 10%

of the number of issued shares of the Company; no

purchase will be effected during a prohibited period

[as specified by the JSE Listings Requirements]

unless a repurchase programme is in place, where

dates and quantities of shares to be traded during

the prohibited period are fixed and full details of

the programme have been disclosed in an announcement

over SENS prior to the commencement of the prohibited

 period; at any one point in time, the Company may

only appoint one agent to effect repurchases on the

Company's behalf, the Company may only undertake a

repurchase of securities if, after such repurchase of

 securities if, after such repurchase, the spread

requirements of the Company comply with JSE Listings

Requirements; in determining the price at which

shares may be repurchased in terms of this authority,

 the maximum premium permitted is 10% above the

weighted average traded price of the shares as

determined over the 5 days prior to the date of

repurchase the maximum price; and such repurchase

shall be subject to the Companies Act 1973 [Act 61 of

 1973] as amended[the Companies Act] and the

applicable provisions of the JSE Listings

Requirements, the Board of Directors of Implats [the

Board] as at the date of this notice, has stated in

intention to examine methods of returning capital to

the shareholders in terms of the general authority

granted at the last AGM; the Board believes it to be

in the best interest of implants that shareholders

pass a special resolution granting the Company and/or

 its subsidiaries a further general authority to

acquire Implats shares, Such general authority will

provide Implats and its subsidiaries with the

flexibility, subject to the requirements of the

Companies Act and the Listing Requirements, to

purchase shares should it be in the interest of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INCHCAPE PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G47320174

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements of                ISSUER            YES             FOR                  FOR

Company for the FYE 31 DEC 2009 together with the

reports of the Directors and Auditors thereon

PROPOSAL #2: Approve the Board report on remuneration        ISSUER            YES             FOR                  FOR

 set out on Pages 68 to 74 of the Company's annual

report and accounts for the FYE 31 DEC 2009

PROPOSAL #3: Election of Alison Cooper as a Director         ISSUER            YES             FOR                  FOR

of the Company, who has been appointed as a Director

of the Company since the last AGM of the Company

PROPOSAL #4: Election of John McConnell as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who has been appointed as a Director

 of the Company since the last AGM of the Company

PROPOSAL #5: Election of Nigel Northridge as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who has been appointed as a

Director of the Company since the last AGM of the

Company

PROPOSAL #6: Re-appoint PricewaterhouseCoopers LLP,          ISSUER            YES             FOR                  FOR

as the Auditors of the Company to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to determine the Auditors' remuneration

PROPOSAL #8: Approve, subject to and conditional upon        ISSUER            YES             FOR                  FOR

 the admission of the New Ordinary Shares (as defined

 below) to the Official List of the United Kingdom

Listing Authority and to trading on the London Stock

Exchange's main market for listed securities becoming

 effective, each of the ordinary shares of one penny

each in the capital of the Company (the Existing

Ordinary Shares) which at 5.00 p.m. on 14 MAY 2010

are shown in the books of the Company to be in issue

or held in treasury shall be consolidated into

ordinary shares of 10 pence each in the capital of

the Company (the New Ordinary Shares) on the basis of

 10 Existing Ordinary Shares being consolidated into

one New Ordinary Share, each New Ordinary Share

having the same rights as the Existing Ordinary

Shares, provided that: (A) where such consolidation

PROPOSAL #CONTD: CONTD results in any member being            ISSUER             NO              N/A                  N/A

entitled to a fraction of a New Ordinary Share, such

fraction shall, so for as possible, be aggregated

with the fractions of a New Ordinary Shares to which

other members of the Company may be entitled; and (b)

 authorize the Directors of the Company to sell (or

appoint any other person to sell to any person), on

behalf of the relevant members, all the New Ordinary

Shares representing such fractions at the best price

reasonably obtainable to any person, and to

distribute the proceeds of sale (net of expenses) in

due proportion among the relevant members entitled

thereto (save that any fraction of a penny which

would otherwise be payable shall be rounded up or

down in accordance with the usual practice of the

registrar of the Company, and save the Company may

PROPOSAL #CONTD: CONTD the net proceeds of sale of            ISSUER             NO              N/A                  N/A

such New Ordinary Shares representing such fractions

where the individual amount of net proceeds to which

any member is entitled is less than GBP 5.00); and

authorize any Director of the Company (or any person

appointed by the Directors of the Company) to execute

 an instrument of transfer in respect of such New

Ordinary Shares on behalf of the relevant members and

 to do all acts and things the Directors consider

necessary or expedient to effect the transfer of such

 shares to, or in accordance with the Directions of,

any buyer of any such shares

PROPOSAL #9: Authorize the Board, generally and                 ISSUER            YES             FOR                  FOR

unconditionally, in substitution for all subsisting

authorities to allot shares in the Company and to

grant rights to subscribe for or to convert any

security into shares in the Company: Up to a nominal

amount of GBP 15,346,731 (such amount to be reduced

by the nominal amount allotted or granted under

paragraph (B) below in excess of such sum); and b)

comprising equity securities (Section 560(1) of the

Companies Act 2006) up to a nominal amount of GBP

30,693,462 (such amount to be reduced by any

allotments or grants made under paragraph (A) above)

in connection with an offer by way of a rights issue;

 i) to ordinary shareholders in proportion (as nearly

 as may be practicable) to their existing holdings;

and ii) to holder of other equity securities as

required by the rights of those securities or as the

Board otherwise consider necessary; CONTD

PROPOSAL #CONTD: CONTD and so that the Board may                ISSUER             NO              N/A                  N/A

impose any limits or restrictions  and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in or under the laws of, any

territory or any other matter;  Authority expires at

the earlier of the next AGM or on 13 AUG 2011 ; and

that the Company may make offers and enter into

agreements which would, or might, require shares to

be allotted or rights to subscribe for or concert

securities into shares to be granted after the

authority ends and the Board may allot shares or

grant rights to subscribe for or  convert securities

into shares, under any such offer or agreement as if

the authority had not ended

PROPOSAL #S.10: Authorize the Board, subject to the          ISSUER            YES             FOR                  FOR

passing of Resolution 9, to allot equity securities

(as defined in the Companies Act 2006) for cash under

 the authority given by that resolution and/or to

sell ordinary shares held by the Company as treasury

shares for cash as if Section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: (A) to the allotment of

equity securities and sale of treasury shares for

cash in connection with an offer of, or invitation to

 apply for, equity securities (but in the case of the

 authority granted under Paragraph (B) of Resolution

9, by way of a rights issue only: (i) to ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

holders of other equity securities, as required by

CONTD

PROPOSAL #CONTD: CONTD the rights of those securities        ISSUER             NO              N/A                  N/A

 or, as the Board otherwise considers necessary, and

so that the Board may impose any limits or

restrictions and make any arrangements which it

considers necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in, or

 under the laws of, any territory or any other

matter; and (B) in the case of the authority granted

under Paragraph (A) of Resolution 9 and/or in the

case of any sale of treasury shares for cash, to the

allotment (otherwise than under Paragraph (A) above)

of equity securities or sale of treasury shares up to

 a nominal amount of GBP 2,315,447;  Authority

expires the earlier of the conclusion of the next AGM

 of the Company or 13 AUG 2011 ; and the Directors

PROPOSAL #CONTD: CONTD securities after the expiry of        ISSUER             NO              N/A                  N/A

 this authority in pursuance of such an offer or

agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases (as defined in

Section 693(4) of the Companies Act 2006) of the

ordinary shares in the Company (Ordinary Shares) such

 power to be limited: (A) to a maximum number of (i)

460,401,932 Ordinary Shares of one penny each; or

(ii) (if Resolution 8 is passed) 46,040,193 Ordinary

Shares of 10 pence each, as applicable; (b) by the

condition that the minimum price which may be paid

for an Ordinary shares is the nominal amount of that

share and the maximum price which may be paid for an

Ordinary Shares is the highest of: (i) an amount

equal to 5% above the average market value of an

Ordinary Shares for the five business days

immediately preceding the day on which that Ordinary

Share is contracted to be CONTD

PROPOSAL #CONTD: CONTD purchased; and (ii) the higher        ISSUER             NO              N/A                  N/A

 of the price of the last independent trade and the

highest current independent bid on the trading venues

 where the purchase is carried out, in each case,

exclusive of expenses;  Authority expires the earlier

 of the conclusion of the next AGM of the Company or

13 AUG 2011 ; the Company, before the expiry, may

make a contract to purchase ordinary shares which

will or may be executed wholly or partly after such

PROPOSAL #S.12: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company, by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 Companies Act 2006, are to be treated

as provisions of the Company's Articles of

Association; and the Articles of Association as

specified be adopted as the Articles of Association

of the Company in substitution for, and to the

exclusion of, the existing Articles of Association

PROPOSAL #S.13: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIA DE DISENO TEXTIL INDITEX SA

  TICKER:                  N/A                 CUSIP:   E6282J109

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual accounts                     ISSUER            YES             FOR                  FOR

[Balance Sheet, Profit and Loss Account,

Shareholders' Equity Statement, Cash Flow Statement

and Annual Report] and the Management report of

Industria de Diseno Textil, S.A. [Inditex, S.A.] for

fiscal 2008 [ended 31 JAN 2009], laid by the Board of

 Directors at its meeting held on 24 MAR 2009 and

PROPOSAL #2.: Approval of the annual accounts                     ISSUER            YES             FOR                  FOR

[Balance Sheet, Profit and Loss Account,

Shareholders' Equity Statement, Cash Flow Statement

and Annual Report] and the consolidated Management

report of the Inditex Group for fiscal 2008 [ended 31

 JAN 2009], laid by the Board of Directors at its

meeting held on 24 MAR 2009 and signed by all the

Directors; approval of the Management of the Board of

 Directors of Industria de Diseno Textil, S.A.

PROPOSAL #3.: Approval of the proposed distribution          ISSUER            YES             FOR                  FOR

of the income of fiscal 2008 [ended 31 JAN 2009], in

the amount of six hundred and eighty-three millions,

three hundred and forty four thousand euros, to be

distributed as specified, it is thus resolved to pay

the shares with the right to dividends the gross

amount of one Euro and five cents [1.05 Euros] per

share; having the gross amount of fifty-five Euro

cents [0.55 Euros] been paid last 04 MAY 2009 as

interim dividend, it is thus resolved to pay the

shares with a right to dividends, a supplementary

dividend in the gross amount of fifty Euro cents

[0.50 Euros] per share, remaining amount to add up to

 the total dividend; this supplementary dividend

shall be paid to shareholders as of 02 NOV 2009,

through those entities linked to the Spanish Central

Securities Depositary, in charge of the Register of

Securities and the Clearing and Settlement of all

trades [Iberclear] where they have their shares

PROPOSAL #4.A: Approval of the re-election of Mr.              ISSUER            YES         AGAINST           AGAINST

Carlos Espinosa de los Monteros Bernaldo de Quiros,

whose particulars are already recorded with the

Companies Register, as Member of the Board of

Directors for the five-year term provided in the

Articles of Association, as from the date of this AGM

PROPOSAL #4.B: Approval of the re-election of Mr.              ISSUER            YES         AGAINST           AGAINST

Francisco Luzon Lopez, whose particulars are already

recorded with the Companies Register, as Member of

the Board of Directors for the five-year term

provided in the Articles of Association, as from the

date of this AGM

PROPOSAL #5.: To appoint the current Auditors of the         ISSUER            YES             FOR                  FOR

Company, KPMG Auditores, S.L., with registered

address in Madrid, at 95, Paseo de la Castellana, and

 holder of the Spanish Tax Identification Number

[Spanish C.I.F] ES B-78510153, registered with the

Official Register of Auditors under number S0702, as

Auditors of the Company to review the annual accounts

 and the Management reports of the Company and the

consolidated ones of the Inditex Group, for the term

commencing on 01 FEB 2009 and ending on 31 JAN 2010

PROPOSAL #6.: Authorization to the Board of                        ISSUER            YES         AGAINST           AGAINST

Directors, so that, in accordance with the provisions

 of Article 75 et seq. of the [Spanish] Corporation

Act, it may proceed to the derivative acquisition of

its own shares, either directly or through any

subsidiaries in which the Company is the controlling

Company, observing the legal limits and requirements

and under the following conditions: a] methods of

acquisition: the acquisition shall be done through

purchase and sale, exchange or dation in payment; b]

maximum number of shares to be acquired: shares with

a nominal value which, added to that of those shares

already in the possession of the Company, directly or

 indirectly, do not exceed 10% of the share capital;

c] maximum and minimum prices: the minimum price of

acquisition of the shares shall be their nominal

value and the maximum price shall be up to 105% of

their market value at the date of purchase; d]

duration of the authorization: five [5] years from

the date of this resolution; for the purposes of the

provisions of the last Paragraph of Article 75.1 of

the [Spanish] Corporation Act, it is hereby stated

that the shares acquired hereunder may be allocated

by the Company, inter alia, to be handed out to the

Employees or Managers of the Company either directly

or as a result of the exercise of any option rights

they might hold under the remuneration plans for the

staff of the Company or its Group approved by the AGM

 of Shareholders; this authorization supersedes and

cancels the authorization approved by the general

meeting of shareholders held on 15 JUL 2008

PROPOSAL #7.: Delegation to the Board of Directors,          ISSUER            YES             FOR                  FOR

expressly empowering it to be substituted by the

Executive Committee or by any of its Members, as well

 as to any other person expressly authorized for

these purposes by the Board, of the necessary powers

as wide as required in law for the correction,

development and implementation, at the time that it

considers most appropriate, of each of the

resolutions passed in this AGM; in particular, to

empower the Chairman of the Board of Directors, Mr.

Amancio Ortega Gaona, the First Deputy Chairman and

Chief Executive Officer, Mr. Pablo Isla Alvarez de

Tejera and the Secretary of the Board, Mr. Antonio

Abril Abadin so that, any of them, jointly and

severally, without distinction and as widely as is

necessary in Law, may carry out whatever actions are

appropriate to implement the resolutions passed in

this general meeting in order to record them in the

Companies register and in any other registries,

including, in particular and amongst other powers,

that of appearing before a Notary Public to execute

the public deeds and notary's certificates that are

necessary or expedient for such purpose, correct,

rectify, ratify, construe or supplement the

agreements and execute any other public or private

document that is necessary or appropriate so that the

 resolutions passed are implemented and fully

registered, without the need for a new resolution of

the AGM, and to proceed to the mandatory filing of

the individual and consolidated annual accounts with

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ING GROEP N V

  TICKER:                  N/A                 CUSIP:   N4578E413

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening remarks and announcements                  ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Report of the Executive Board for 2009        ISSUER             NO              N/A                  N/A

PROPOSAL #2.B: Report of the Supervisory Board for            ISSUER             NO              N/A                  N/A

2009

PROPOSAL #2.C: Annual Accounts for 2009                                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Profit retention and distribution policy      ISSUER             NO              N/A                  N/A

PROPOSAL #4.A: Remuneration report                                         ISSUER             NO              N/A                  N/A

PROPOSAL #4.B: Remuneration policy                                         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Corporate governance                                         ISSUER             NO              N/A                  N/A

PROPOSAL #5.A: Executive Board Profile                                  ISSUER             NO              N/A                  N/A

PROPOSAL #5.B: Supervisory Board Profile                              ISSUER             NO              N/A                  N/A

PROPOSAL #5.C: ING's implementation of the revised            ISSUER            YES         AGAINST           AGAINST

Dutch Corporate Governance Code

PROPOSAL #5.D: Position ING Trust Office                              ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Corporate responsibility                                  ISSUER             NO              N/A                  N/A

PROPOSAL #7.A: Discharge of the members of the                   ISSUER            YES             FOR                  FOR

Executive Board in respect of the duties performed

during the year 2009

PROPOSAL #7.B: Discharge of the members of the                   ISSUER            YES             FOR                  FOR

Supervisory Board in respect of the duties performed

during the year 2009

PROPOSAL #8.: Composition of the Supervisory Board:          ISSUER            YES             FOR                  FOR

Reappointment of Piet Klaver

PROPOSAL #9.A: Authorisation to issue ordinary shares        ISSUER            YES             FOR                  FOR

 with or without pre-emptive rights

PROPOSAL #9.B: Authorisation to issue ordinary shares        ISSUER            YES             FOR                  FOR

 with or without pre-emptive rights in connection

with a takeover of a business or a company

PROPOSAL #10.A: Authorisation to acquire ordinary              ISSUER            YES             FOR                  FOR

shares or depositary receipts for ordinary shares in

the Company's own capital

PROPOSAL #10.B: Authorisation to acquire ordinary              ISSUER            YES             FOR                  FOR

shares or depositary receipts for ordinary shares in

the Company's own capital in connection with a major

capital restructuring

PROPOSAL #11.: Any other business and conclusion                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERTEK GROUP PLC

  TICKER:                  N/A                 CUSIP:   G4911B108

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual report and  accounts         ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Approve the payment of a final dividend         ISSUER            YES             FOR                  FOR

of 17.3p per ordinary share

PROPOSAL #4: Re-elect David Allvey as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Edward Astle as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Gavin Darby as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of Lloyd Pitchford as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint KPMG Audit Plc as the Auditor        ISSUER            YES             FOR                  FOR

 to the Company

PROPOSAL #9: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 remuneration of the Auditor

PROPOSAL #10: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

relevant securities Section 551 Companies Act 2006

and equity securities Section 560(1) Companies Act

PROPOSAL #11: Authorize the EU political donations            ISSUER            YES             FOR                  FOR

and expenditure

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities other than pro rata Section 570 of

the Companies Act 2006

PROPOSAL #S.13: Authorize the Company to buy back its        ISSUER            YES             FOR                  FOR

 own shares Section 701 Companies Act 2006

PROPOSAL #S.14: Authorize the Company to hold general        ISSUER            YES             FOR                  FOR

 meetings other than AGMs on 14 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTESA SANPAOLO SPA, TORINO

  TICKER:                  N/A                 CUSIP:   T55067101

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Proposal for allocation of net income          ISSUER             NO              N/A                  N/A

for FYE 31 DEC 2009 and for dividend distribution.

PROPOSAL #2.: Determination of the number of                       ISSUER             NO              N/A                  N/A

Supervisory Board Members for financial years

2010/2011/2012.

PROPOSAL #3.1: List presented by Compagnia Sanpaolo          ISSUER             NO              N/A                  N/A

and Fondazione Cariplo  16 candidates  current

Chairman, 7 current members and 8 new candidates.  To

 view the complete list of candidates please copy and

 paste the below link into you internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58351.PDF

PROPOSAL #3.2: List presented by Fondazione Cassa di         ISSUER             NO              N/A                  N/A

Risparmio Padova e Rovigo, Ente Cassa di Risparmio di

 Firenze and Fondazione Cassa di Risparmio in Bologna

 9 candidates 3 current members and 6 new candidates.

  To view the complete list of candidates please copy

 and paste the below link into you internet browser:

 https://materials.proxyvote.com/Approved/99999Z/1984

0101/INFST_58352.PDF

PROPOSAL #3.3: List presented by Assicurazioni                   ISSUER             NO              N/A                  N/A

Generali S.p.A.  2 candidates 1 current member and 1

new candidate.  To view the complete list of

candidates please copy and paste the below link into

you internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58353.PDF

PROPOSAL #3.4: List Presented by Aletti Gestielle              ISSUER             NO              N/A                  N/A

S.G.R. S.p.A., Allianz Global Investors Italia SgrpA,

 Arca S.G.R. S.p.A., BNP Asset Management SGR S.p.A.,

 Kairos Partners SGR S.p.A., Kairos International

Sicav, Mediolanum Gestione Fondi SGRpA, Challenge

Funds, Pioneer Investment Management SGRpA, Pioneer

Asset Management SA, Prima SGR S.p.A., Stichting

Depositary APG Developed Markets Equity Pool and

UBIPramerica Sgr S.p.A.  2 candidates 1 current

member and 1 new candidate. To view the complete list

 of candidates please copy and paste the below link

into you internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58354.PDF

PROPOSAL #3.5: List presented by Credit Agricole S.A.        ISSUER             NO              N/A                  N/A

 – 2 candidates – 2 new candidates.  To

view the complete list of candidates please copy and

paste the below link into your internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58355.PDF

PROPOSAL #4.: Election of the Chairmen and Deputy              ISSUER             NO              N/A                  N/A

Chairman of the Supervisory Board for financial years

 2010/2011/2012 [pursuant to Article 23.8 of the

Articles of Association].

PROPOSAL #5.: Determination of remuneration due to            ISSUER             NO              N/A                  N/A

Supervisory Board Members [pursuant to Article 23.13

of the Articles of Association].

PROPOSAL #6.: Policies on remuneration due to                     ISSUER             NO              N/A                  N/A

Management Board Members.

PROPOSAL #7.: Share-based long term incentive plans.         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITAU UNIBANCO HLDG SA MEDIUM TERM NTS BOOK ENTRY R

  TICKER:                  N/A                 CUSIP:   P5968U113

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive the administrators accounts,         ISSUER             NO              N/A                  N/A

to examine, discuss and vote on the administrations

report, the financial statement'S and the accounting

statements accompanied by the Independent Auditor's

report regarding the FYE 31 DEC 2009

PROPOSAL #2: To decide on the allocation of the net          ISSUER             NO              N/A                  N/A

profits from the FY

PROPOSAL #3: Election of Srs. Pedro Moreira Salles,          ISSUER            YES             FOR                  FOR

Alfredo Egydio Arruda Villela Filho, Roberto Egydio

Setubal, Alcides Lopes Tapias, Alfredo Egydio

Setubal, Candido Botelho Bracher, Fernando Roberto

Moreira Salles, Francisco Eduardo de Almeida Pinto,

Gustavo Jorge Laboissiere Loyola, Henri Penchas,

Israel Vainboim, Pedro Luiz Bodin de Moraes and

Ricardo Villela Marino as the Directors

PROPOSAL #4: To set the total annual remuneration for        ISSUER             NO              N/A                  N/A

 the Members of the Board of Directors and the

Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAMES HARDIE INDUSTRIES NV

  TICKER:                  N/A                 CUSIP:   N4723D104

  MEETING DATE:      8/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt and receive the Dutch annual                ISSUER             NO              N/A                  N/A

accounts and annual reports of the Company for the YE

 31 MAR 2009 published in the English language

PROPOSAL #2.: Adopt the remuneration report of the            ISSUER             NO              N/A                  N/A

Company for the YE 31 MAR 2009

PROPOSAL #3.a: Re-elect Mr. B. Anderson as a Joint            ISSUER             NO              N/A                  N/A

and Supervisory Board Director, who would otherwise

cease to hold office on 07 FEB 2010

PROPOSAL #3.b: Re-elect Mr. M. Hammes as a Joint and         ISSUER             NO              N/A                  N/A

Supervisory Board Director, who would otherwise cease

 to hold office on 07 FEB 2010

PROPOSAL #3.c: Re-elect Mr. D. McGauchie a Joint and         ISSUER             NO              N/A                  N/A

Supervisory Board Director, who would otherwise cease

 to hold office immediately following this AGM

PROPOSAL #3.d: Re-elect Mr. R van der Meer as a Joint        ISSUER             NO              N/A                  N/A

 and Supervisory Board Director, who would otherwise

cease to hold office on 07 FEB 2010

PROPOSAL #3.e: Re-elect Mr.J. Osborne as a Joint and         ISSUER             NO              N/A                  N/A

Supervisory Board Director, who would other wise

cease to hold office immediately following this AGM

PROPOSAL #4.: Approve, for all purposes for the                 ISSUER             NO              N/A                  N/A

participation in the SBSP by Mr. J. Osborne in

accordance with the terms of the SBSP and on the

basis as specified

PROPOSAL #5.: Approve, for all purposes for the                 ISSUER             NO              N/A                  N/A

continued operation of the James Hardie Industries NV

 Long Term Incentive Plan 2006 [LTIP] [as amended] to

 provide incentives for Managing Board Directors and

employees of the Company in accordance with the terms

 of the LTIP and on the basis as specified

PROPOSAL #6.a: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. L. Gries of up to a Maximum of 736,207

relative TSR RSUs, and his acquisitions of relative

TSR RSUs and shares up to that stated maximum

PROPOSAL #6.b: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Chenu of up to a Maximum of 143,151

relative TSR RSUs, and his acquisitions of relative

TSR RSUs and shares up to that stated maximum

PROPOSAL #6.c: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Cox of up to a Maximum of 204,502 relative

TSR RSUs, and his acquisitions of relative TSR RSUs

and shares up to that stated maximum

PROPOSAL #7.a: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. L. Gries of up to maximum of 827,143 Executive

 Incentive Program RSUs, and his acquisition of

Executive Incentive Program RSUs and shares up to

that stated maximum

PROPOSAL #7.b: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Chenu of up to maximum of 160,833 Executive

 Incentive Program RSUs and his acquisition of

Executive Incentive Program RSUs and shares up to

that stated maximum

PROPOSAL #7.c: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Cox of up to maximum of 229,762 Executive

Incentive Program RSUs, and his acquisition of

Executive Incentive Program RSUs and shares up to

that stated maximum

PROPOSAL #8.a: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. L. Gries up to a maximum of 691,200

performance shares, and his acquisition of

performance shares and shares up to that maximum

PROPOSAL #8.b: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Chenu up to a maximum of 87,849 performance

 shares, and his acquisition of performance shares

and shares up to that maximum

PROPOSAL #8.c: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Cox up to a maximum of 212,817 performance

shares, and his acquisition of performance shares and

 shares up to that maximum

PROPOSAL #9.: Authorize the Managing Board to cause          ISSUER             NO              N/A                  N/A

the Company to acquire, subject to the Joint or

Supervisory Board [as appropriate], shares in the

Capital of the Company for valuable consideration

with in the price range as specified for an 18-month

period ending on 21 FEB 2011 whether as an on or off

financial market purchase and up to the maximum

number of shares permitted by applicable law

PROPOSAL #10.: Approve to reduce the issued shares            ISSUER             NO              N/A                  N/A

capital of the Company, by canceling all shares

repurchased or to be repurchased by the Company under

 any share repurchase program, the exact number of

which to be determined by the Managing Board up to

maximum of 10% of the issued share capital of the

Company as at 21 AUG 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAMES HARDIE INDUSTRIES NV

  TICKER:                  N/A                 CUSIP:   N4723D104

  MEETING DATE:      8/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transformation to a Dutch          ISSUER             NO              N/A                  N/A

SE Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAMES HARDIE INDUSTRIES SE, DUBLIN

  TICKER:                  N/A                 CUSIP:   N4723D104

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve in relation to stage 2 of this        ISSUER            YES             FOR                  FOR

 resolution  a  the Company implement stage 2 of this

 resolution described in the Explanatory Memorandum

as a result of which the Company will transfer its

corporate domicile from the Netherlands to Ireland;

b  adopt the Company Memorandum and Articles of

Association of Irish SE referred to in the

Explanatory Memorandum  and included as an exhibit

tot eh registration statements of which the

Explanatory Memorandum forms a part  and which are

tabled at the meeting and initialed by the Chairman

for the purposes of identification subject to the

condition precedent of registration with the

Companies Registration Office in Ireland;  c

authorize the Director of the Company or any partner

of the Company's Dutch legal advisor from time to

PROPOSAL #CONT: CONT to apply for the required                   ISSUER             NO              N/A                  N/A

ministerial declaration of no-objection of the Dutch

Ministry of Justice in connection with the amendments

 made to the Articles of Association as required

under Dutch Law;  d  authorize the Director of the

Company or any partner of the Company's Irish legal

advisor, Arthur Cox, to set off the amount at the

expense of share premium and retained earnings;

ratify and approve the execution of any deed,

  agreement or other document contemplated by stage 2

 of the proposal as        described in the

Explanatory Memorandum or which is necessary or

desirable to give effect to stage 2 of the proposal

on behalf of the Company or any        relevant group

PROPOSAL #CONT: CONT  g  appointment of any Managing         ISSUER             NO              N/A                  N/A

Director in accordance with the Company's Articles of

 Association in all matters concern the Company or

another group Company, and notwithstanding that the

Director may at the same time also be a Director of

any other group Company; and  h  ratify and approve

the actions of one or more Directors relating to

stage 2 proposal up to the date of this meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAPAN TOBACCO INC.

  TICKER:                  N/A                 CUSIP:   J27869106

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JARDINE MATHESON HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G50736100

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES         AGAINST           AGAINST

 Independent Auditors report for the YE 31 DEC 2009,

and to declare a final dividend

PROPOSAL #2: Re-election of Adam Keswick as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Re-election of Ben Keswick as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Re-election of Lord Leach of Fairford as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #5: Re-election of Giles White as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-appointment of Auditors; authorize            ISSUER            YES         AGAINST           AGAINST

the Directors to fix their remuneration

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to exercise during the relevant period of all powers

of the Company to allot or issue shares and to make

and grant offers, agreements and options which would

or might require shares to be allotted, issued or

disposed of during or after the end of the relevant

period up to an aggregate nominal amount of USD 53.2

million, be and is hereby generally and

unconditionally approved, and; the aggregate nominal

amount of share capital allotted or agreed

conditionally or unconditionally to be allotted

wholly for cash by the Directors pursuant to the

approval in paragraph  a  otherwise than pursuant to

a rights issue, or the issue of shares pursuant to

the Company's employee share purchase trust, shall

not exceed USD 7.9 million, and the said approval

shall be limited accordingly

PROPOSAL #8: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to exercise all powers of the Company to purchase its

 own shares, subject to and in accordance with all

applicable laws and regulations, during the relevant

period be and is hereby generally and unconditionally

 approved; the aggregate nominal amount of shares of

the Company which the Company may purchase pursuant

to the approval in paragraph a  of this resolution

shall be less than 15 percent of the aggregate

nominal amount of the existing issued share capital

of the Company at t he date of this meeting, and such

 approval shall be limited accordingly; the approval

in paragraph  a  of this resolution shall, where

permitted by applicable laws and regulations and

subject to the limitation in paragraph  b  of this

resolution, extend to permit the purchase of shares

of the... CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JULIUS BAER GROUP LTD

  TICKER:                  N/A                 CUSIP:   H4414N103

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, the annual            ISSUER            YES             FOR                  FOR

accounts and the accounts of the group 2009 and the

report of the Auditors

PROPOSAL #2: Approve the appropriation of the                     ISSUER            YES             FOR                  FOR

disposable profit

PROPOSAL #3: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Directors and the Executive Board for the

2009 FY

PROPOSAL #4.1.1: Re-elect Mr. Dr. Rolf. P. Jetzer as         ISSUER            YES         AGAINST           AGAINST

a Member of the Board of Directors' for a 3 year team

PROPOSAL #4.1.2: Re-elect Mr. Gareth Penny as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors' for a 3 year team

PROPOSAL #4.1.3: Re-elect Mr. Daniel J. Sauter as a          ISSUER            YES         AGAINST           AGAINST

Member of the Board of Directors' for a 3 year team

PROPOSAL #4.2: Election of Mrs Claire Giraut as a              ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 2 year term

PROPOSAL #5.: Election of KPMG AG, Zurich as the                ISSUER            YES             FOR                  FOR

Statutory Auditors for another 1 year period

PROPOSAL #6.: Amend Articles 4.3 and 4.5 of the                 ISSUER            YES             FOR                  FOR

Articles of Incorporation of the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KERRY GROUP PLC

  TICKER:                  N/A                 CUSIP:   G52416107

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Declare the dividend                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.A.I: Re-election of Mr. Denis Buckley as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.AII: Re-election of Mr. Michael Dowling          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.B.I: Re-election of Mr. Michael J Fleming        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.BII: Re-election of Mr. John Twomey as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.C.I: Re-election of Mr. Denis Carroll as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.CII: Re-election of Mr. Stan Mccarthy as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3CIII: Re-election of Mr. Donal O Donoghue         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3CIV: Re-election of Mr. Gerard O Hanlon as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #4: Approve the remuneration of the Auditors        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Ordinary resolution  section 20 authority      ISSUER            YES             FOR                  FOR

PROPOSAL #S.6: Approve the disapplication off Section        ISSUER            YES             FOR                  FOR

 23

PROPOSAL #S.7: Authorize the Company to make purcahse        ISSUER            YES             FOR                  FOR

 of its own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINGFISHER PLC

  TICKER:                  N/A                 CUSIP:   G5256E441

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual report and         ISSUER            YES             FOR                  FOR

accounts for 2010

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for 2010

PROPOSAL #3: Approve the payment of a final dividend         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Elect Mr. Anders Dahlvig as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Elect Mr. Andrew Bonfield as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Mr. Daniel Bernad as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mrs. Janis Kong as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint the Auditors                                     ISSUER            YES             FOR                  FOR

PROPOSAL #9: Authorize the Directors to agree the              ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #10: Authorize the Directors to allot new            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #11: Authorize the Company to make political        ISSUER            YES             FOR                  FOR

 donations

PROPOSAL #S.12: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.14: Approve the calling of a general                ISSUER            YES             FOR                  FOR

meeting, other than an AGM on 14 day's notice

PROPOSAL #S.15: Adopt new Articles of association of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #16: Approve the Kingfisher Share Incentive         ISSUER            YES             FOR                  FOR

Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KYOCERA CORPORATION

  TICKER:                  N/A                 CUSIP:   J37479110

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LI & FUNG LTD

  TICKER:                  N/A                 CUSIP:   G5485F144

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited                          ISSUER            YES             FOR                  FOR

consolidated accounts and reports of the Directors

and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 49 HK cents         ISSUER            YES             FOR                  FOR

per share

PROPOSAL #3.a: Re-elect Dr. Victor Fung Kwok King as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.b: Re-elect Mr. Bruce Philip Rockowitz as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.c: Re-elect Mr. Paul Edward Selway-Swift         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #5: Approve to increase the authorized share        ISSUER            YES             FOR                  FOR

 capital of the Company from HKD 100,000,000 to HKD

150,000,000

PROPOSAL #6: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to repurchase the Company's shares up to

PROPOSAL #7: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to issue new shares up to 20% or in the

case of issue of new shares solely for cash and

unrelated to any asset acquisition, up to 10%

PROPOSAL #8: Authorize the Directors to issue the              ISSUER            YES             FOR                  FOR

shares repurchased by the Company

PROPOSAL #9: Approve to refresh the scheme mandate            ISSUER            YES             FOR                  FOR

limit under the Share Option Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LINDE AG

  TICKER:                  N/A                 CUSIP:   D50348107

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY within

the report of the supervisory Board, the group

financial statements and annual report, and the

report pursuant to Section 289(4) and 315(4) of the

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 887,319,283.44 as

follows: payment of a dividend of EUR 1.80 per share;

 EUR 583,286,510.64 shall be allotted to the other

revenue reserves; ex-dividend and payable date: 05

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Ratification of the compensation system        ISSUER            YES             FOR                  FOR

 for the Board of Managing Directors based on the

current level of remuneration

PROPOSAL #6.: Appointment of KPMG AC, Berlin as the          ISSUER            YES             FOR                  FOR

Auditors for the 2010 FY

PROPOSAL #7.: Authorization to acquire own shares.            ISSUER            YES             FOR                  FOR

The Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

deviating more than 10% from their market price, on

or before 03 MAY 2015; the Board of Managing

Directors' shall be authorized to dispose of the

shares in a manner other than the stock exchange or a

 rights offering it the shares are sold at a price

not materially below their market price, to use the

shares for acquisition purposes or for the

fulfillment of option or conversion rights, and to

PROPOSAL #8.: Resolution on the renewal of the                   ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association; the authorization to

increase the share capital by up to EUR 80,000,000 on

 or before 07 JUN 2010, shall be revoked; the Board

of Managing Directors shall be authorizes, with the

consent of the supervisory Board, to increase the

share capital by up to EUR 20,000,000 through the

issue of new bearer shares against payment in cash

and/or kind, on or before 03 MAY 2015 [authorized

capital I]; shareholders shall be granted

subscription rights, except for residual amounts, for

 the granting of such rights to holders of previously

 issued conversion and option rights, for the issue

of employee shares of up to EUR 3,500,000, for the

issue of shares against payment in kind, and for the

issue of shares at a price not materially below their

 market price

PROPOSAL #9.: Resolution on the revision of the                 ISSUER            YES             FOR                  FOR

authorization to issue convertible and/or warrant

bonds, and the corresponding amendments to the

Articles of Association; the authorization to issue

convertible and/or warrant bonds granted on 08 JUN

2005 and 03 JUN 2008 shall both be revoked, along

with the corresponding contingent capital, the Board

of Managing Directors' shall be authorized, with the

consent of the Supervisory Board to issue bonds of up

 to EUR 2,500,000,000 conferring a conversion or

option right for new shares of the company, on or

before 03 MAY 2015, shareholders shall be granted

subscription rights, except insofar as the bonds are

issued at a price not materially below their

theoretical market value, for residual amounts, and

in order to grant subscription rights to holders of

convertible and option rights; the share capital

shall be increased accordingly by up to EUR

85,000,000 through the issue of up to 33,203,125 new

bearer shares insofar as convertible and/or option

rights are exercised [2010 contingent capital]

PROPOSAL #10.: Amendments to the rights directive              ISSUER            YES             FOR                  FOR

implementation act [ARUG]: 1) Section 12.2 shall be

amended in respect of the shareholders' meeting being

 announced at least 30 days prior to the deadline for

 registration for attendance at the meeting; 2)

Section 12.3 shall be revised in respect of

registration for attendance at the shareholders'

meeting reaching the Company at least six days in

advance; 3) Section 12.4 shall be revised in respect

of participation in and voting at shareholders'

meeting being contingent upon provision of proof of

shareholding as per the 21st day prior to the

meeting; 4) Section 12.5 and 12.6 shall be amended in

 respect of shareholders being able to vote at

shareholders' meeting by way of electronic

communication or by absentee ballot; 5) Section 12.7

shall be amended in respect of shareholders issuing

proxy voting instructions in textual form; 6) the

title of Section 12 shall be amended to reflect the

above mentioned changes; 7) Section 14.4 shall be

amended in respect of the Company being authorized to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LLOYDS BANKING GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G5542W106

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Share Subdivision                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or grant rights to subscribe for shares pursuant to

the rights issue and the Exchange Offers

PROPOSAL #3.: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or grant rights to subscribe for shares

PROPOSAL #4.: Approve the HMT Transactions                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve to authorize the capitalization        ISSUER            YES             FOR                  FOR

 issue of New Limited Voting Shares

PROPOSAL #S.6: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #S.7: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of the Existing Preference Shares

PROPOSAL #S.8: Authorize the Company to make off                ISSUER            YES             FOR                  FOR

market purchases of the Equiniti Existing Preference

Shares

PROPOSAL #S.9: Authorize the Company to make off                ISSUER            YES             FOR                  FOR

market purchases of the BNY Existing Preference Shares

PROPOSAL #S.10: Authorize the Company to make off              ISSUER            YES             FOR                  FOR

market purchases of the 6.3673% Preference Shares

PROPOSAL #S.11: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares pursuant to the rights issue and the Exchange

Offers on a non pre emptive basis

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares for cash on a non pre emptive basis

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LLOYDS BANKING GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G5542W106

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and of the Auditors for the

YE 31 DEC 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.a: Elect Sir. Winfried Bischoff as a                ISSUER            YES             FOR                  FOR

Director of the Company, who retires under Article 79

 of the Company's Articles of Association

PROPOSAL #3.b: Elect Mr. G. R. Moreno as a Director,         ISSUER            YES             FOR                  FOR

who retires under Article 79 of the Company's

Articles of Association

PROPOSAL #3.c: Elect Mr. D. L. Roberts as a Director,        ISSUER            YES             FOR                  FOR

 who retires under article 79 of the Company's

Articles of Association

PROPOSAL #4.a: Re-elect Dr. W. C. G. Berndt as a                ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #4.b: Re-elect Mr. J. E. Daniels as a                   ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #4.c: Re-elect Mrs. H. A. Weir as a                       ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company

PROPOSAL #6.: Authorize the Audit Committee to set            ISSUER            YES             FOR                  FOR

the remuneration of the Company's Auditors

PROPOSAL #7.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 551 of the Companies

Act, 2006 to allot shares or grant rights to

subscribe for or to convert any security in the

shares: [i] up to an aggregate nominal amount of [I]

GBP 2,233,203,900 in respect of ordinary shares and

[II] GBP 100,000,000, USD 40,000,000, GBP 40,000,000

and GBP 1,250,000,000 in respect of preference

shares; [ii] comprising equity securities [as defined

 in Section 560[1] of the Companies Act, 2006] up to

a further nominal amount of GBP 2,233,203,900 in

connection with an offer by way of a rights issue;

such authorities to apply in substitution for all

previous authorities pursuant to Section 551 of the

Companies Act 2006, or preceding legislation;

[Authority expires the earlier at the end of the next

 AGM or on 05 AUG 2011]; the Company may make offers

and enter into agreements during the relevant period

which would, or might, require shares to be allotted

PROPOSAL #S.8: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 7 above, to allot equity

securities [as defined in Section 560[1] of the

Companies Act 2006] wholly for cash: [i] pursuant to

the authority given by paragraph [i] of Resolution 7

above or where the allotment constitutes an allotment

 of equity securities by virtue of Section 551 of the

 Companies Act 2006, in each case: [a] in connection

with a pre-emptive offer; and [b] otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 334,980,500; and [ii]

 pursuant to the authority given by paragraph [i] of

Resolution 7 above in connection with a rights issue,

 as if Section 561[1] of the Companies Act 2006 did

not apply to any such allotment; [Authority expires

the earlier at the end of the next AGM or on 05 AUG

2011]; the Company may make offers and enter into

agreements during this period which would, or might,

require equity securities under any such offer or

agreement as if the power had not ended

PROPOSAL #S.9: Authorize the Company, conferred by            ISSUER            YES             FOR                  FOR

resolution passed at the AGM of the Company on 07 MAY

 2009 in accordance with Section 701 of the Companies

 Act 2006, to make market purchases [within the

meaning of Section 693 of the Companies Act 2006] of

ordinary shares of 10p each in the capital of the

Company be further renewed and extended from the

conclusion of this meeting, and where such shares are

 held in treasury, the Company may use them for the

purposes of its employees share plans, provided that:

 [a] the maximum aggregate number of ordinary shares

authorized to be purchased shall be 6,699,611,000;

[b] the minimum price which may be paid for each

ordinary shares be 10p; [c] the maximum price,

exclusive of expenses, which may be paid for each

ordinary share shall be an amount equal to the higher

 of [a] 105% of the average of the closing price of

the 5 London business days immediately preceding the

day on which such share is contracted to be purchased

 or [b] the higher of the price of the last

independent trade and the highest current bid as

stipulated by Article 5[1] of Commission Regulated

[EC] 22 DEC 2003 implementing the Market Abuse

Directive as regards exemptions for buy-back

programmes and stabilization of financial instruments

 [No 2273/2003]; [Authority expires the earlier of

the conclusion of the Company's AGM in 2011 or on 30

JUN 2011]; and [e] the company may make a contract to

 purchase its ordinary shares under the renewed and

extended authority before its expiry which would or

might be executed wholly or partly after the expiry,

and may make a purchase of its ordinary shares under

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES         AGAINST           AGAINST

purpose of Section 701 of the Companies Act 2006 to

make purchases [as defined in Section 693 of the

Companies Act 2006] of the following issuances of

securities: [a] GBP 299,987,729 9.25%, Non-Cumulative

 Irredeemable Preference Shares; [b] GBP 99,999,942

9.75%, Non-Cumulative Irredeemable Preference Shares;

 [c] GBP 186,190,532 6.475%, Non-Cumulative

Preference Shares; [d] GBP 745,431,000 6.0884%, Non-

Cumulative Fixed to Floating Rate Preference Shares;

[e] GBP 334,951,000 6.3673%, Non-Cumulative Fixed to

Floating Rate Preference Shares; [f] USD 750,000,000

6.413%, Non-Cumulative Fixed to Floating Rate

Preference Shares; [g] USD 750,000,000 5.92%, Non-

Cumulative Fixed to Floating Rate Preference Shares;

[h] USD 750,000,000 6.657%, Non-Cumulative Fixed to

Floating Rate Preference Shares; [i] USD

1,000,000,000 6.267%, Fixed to Floating Rate Non-

Cumulative Callable Dollar Preference Shares; [j] USD

 1,250,000,000 7.875%, Non-Cumulative Preference

Shares; [k] EUR 500,000,000 7.875%, Non-Cumulative

Preference Shares; and [l] GBP 600,000,000 Non-

Cumulative Fixed to Floating Rate Callable Dollar

Preference Shares; [together, the 'Preference

Shares'], in accordance with, amongst other things,

the terms of the exchange offers as previously

approved at the Company's general meeting held on 26

NOV 2009, provided that: [i] the maximum number of

Preference Shares is the nominal value of the

relevant Preference Share in issue; [ii] the minimum

price which may be paid for each Preference Share is

the nominal value of the relevant Preference Share;

[iii] the maximum price which may be paid for a share

 is an amount equal to 120% of the liquidation

preference of the relevant Preference Share;

[Authority expires the earlier of the conclusion of

the Company's AGM in 2011 or on 30 JUN 2011]; [v] the

 Company may make a contract to purchase the

Preference Shares under this authority before its

expiry which would or might be executed wholly; or

partly after the expiry, and may make a purchase of

PROPOSAL #S.11: Approve, that a general meeting of            ISSUER            YES             FOR                  FOR

the Company, other than an AGM, may be called on not

less than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  L'OREAL S.A., PARIS

  TICKER:                  N/A                 CUSIP:   F58149133

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FY 2009 and setting of the dividend

PROPOSAL #O.4: Approve the regulated Agreements and          ISSUER            YES         AGAINST           AGAINST

Undertakings relating to Mr. Jean-Paul Agon's status,

 whose work contact has ended

PROPOSAL #O.5: Approve to renew Sir Lindsay Owen-               ISSUER            YES             FOR                  FOR

Jones' term as Board Member

PROPOSAL #O.6: Approve to renew Mr. Jean-Paul Agon's         ISSUER            YES             FOR                  FOR

term as Board Member

PROPOSAL #O.7: Approve to renew Mr. Francisco                     ISSUER            YES             FOR                  FOR

Castaner Basco's term as Board Member

PROPOSAL #O.8: Approve to renew Mr. Charles-Henri              ISSUER            YES             FOR                  FOR

Filippi's term as Board Member

PROPOSAL #O.9: Approve to renew Mr. Xavier Fontanet's        ISSUER            YES             FOR                  FOR

 term as Board Member

PROPOSAL #O.10: Approve to renew Mr. Marc Ladreit de         ISSUER            YES         AGAINST           AGAINST

Lacharriere's term as Board Member

PROPOSAL #O.11: Approve to renew the permanent and            ISSUER            YES             FOR                  FOR

substitute Statutory Auditors' terms

PROPOSAL #O.12: Approve to renew 1 permanent                       ISSUER            YES             FOR                  FOR

Statutory Auditor's term and appointment of his/her

substitute Statutory Auditor

PROPOSAL #O.13: Authorize the Company to repurchase          ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares acquired

 by the Company according to Articles L.225-209 and

L. 225-208 of the Commercial Code

PROPOSAL #E.15: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAKHTESHIM-AGAN INDS LTD

  TICKER:                  N/A                 CUSIP:   M67888103

  MEETING DATE:      7/5/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES             FOR                  FOR

the Directors report for the year 2008

PROPOSAL #2.: Appoint the Accountant-Auditors and              ISSUER            YES             FOR                  FOR

authorize the Board to fix their fees

PROPOSAL #3.1: Re-appoint Mr. Abraham Bigger as an            ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.2: Re-appoint Mr. Nochi Dankner as an              ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.3: Re-appoint Mr. Zvi Livnat as an                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.4: Re-appoint Mr. Itzhak Manor as an                ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.5: Re-appoint Mr. Ra'anan Cohen as an              ISSUER            YES         AGAINST           AGAINST

Officiating Director

PROPOSAL #3.6: Re-appoint Mr. Chaim Gavrieli as an            ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.7: Re-appoint Mr. Ami Arel as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.8: Re-appoint Mr. Avi Fisher as an                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.9: Re-appoint Professor. Dov Pekleman as         ISSUER            YES             FOR                  FOR

an Officiating Director

PROPOSAL #3.10: Re-appoint Professor. Harmona Shorek         ISSUER            YES             FOR                  FOR

as an Officiating Director

PROPOSAL #4.: Re-appoint Dr. Gideon Shityat as an              ISSUER            YES             FOR                  FOR

External Director, for an additional statutory 3 year

 period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAKHTESHIM-AGAN INDS LTD

  TICKER:                  N/A                 CUSIP:   M67888103

  MEETING DATE:      9/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the extension of the exercise          ISSUER            YES             FOR                  FOR

period options of the Chairman of the Board, Mr. A.

Bigger, to 3 until 4 years, in place of the original

2 years

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAKHTESHIM-AGAN INDS LTD

  TICKER:                  N/A                 CUSIP:   M67888103

  MEETING DATE:      1/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint Professor I. Hat as an                 ISSUER            YES             FOR                  FOR

External Director for an additional statutory 3 year

period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAKHTESHIM-AGAN INDS LTD

  TICKER:                  N/A                 CUSIP:   M67888103

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve that in any issuance of                       ISSUER            YES         AGAINST           AGAINST

securities by means of rights, due to which the Law

of a foreign country should apply to the Company, the

 Company may not offer the rights to the owners of

Company securities due to which the Law of the

foreign state applies to the offer  'Foreign Holders'

 and 'Exclusion of Foreign Holders', as the case may

be , according to the Securities Regulations  means

of offering the public securities , 5767-2007

hereinafter 'The Means of Offering Regulations'

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEGGITT PLC

  TICKER:                  N/A                 CUSIP:   G59640105

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual report and accounts           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-election of Sir Colin Terry as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-election of Mr Terry Twigger as a              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #6: Re-election of David Williams as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Sir Alan Cox as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint the Auditors                                     ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the Auditors fees                                  ISSUER            YES             FOR                  FOR

PROPOSAL #10: Authorize to allot shares                                ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Approve the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #12: Authorize the donations to political            ISSUER            YES             FOR                  FOR

organizations

PROPOSAL #S.13: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #s.14: Approve to permit the holding of                ISSUER            YES             FOR                  FOR

general meetings at 14 days notice

PROPOSAL #15: Approve to renew authority to offer              ISSUER            YES             FOR                  FOR

scrip dividends

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI CORPORATION

  TICKER:                  N/A                 CUSIP:   J43830116

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve reserved retirement                            ISSUER            YES             FOR                  FOR

remuneration for Directors

PROPOSAL #6.: Amend the Compensation to be received          ISSUER            YES         AGAINST           AGAINST

by Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI SUMITOMO INSURANCE GROUP HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J45745106

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of Share Exchange Agreement            ISSUER            YES             FOR                  FOR

between the Company, Aioi Insurance Co., Ltd., and

Nissay Dowa General Insurance Co., Ltd.

PROPOSAL #2.: Amend Articles to : Change Official              ISSUER            YES             FOR                  FOR

Company Name to MS&AD Insurance Group Holdings, Inc.

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NESTLE S A

  TICKER:                  N/A                 CUSIP:   H57312649

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the Annual Report, the                     ISSUER            YES             FOR                  FOR

financial statements of Nestle S.A. and the

consolidated financial statements of the Nestle Group

 for 2009

PROPOSAL #1.2: Approve the acceptance of the                       ISSUER            YES             FOR                  FOR

compensation report 2009

PROPOSAL #2.: Approve to release the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and of the Management

PROPOSAL #3.: Approve the appropriation of profits            ISSUER            YES             FOR                  FOR

resulting from the balance sheet of Nestle S.A

Retained earnings as specified provided that the

proposal of the Board of Directors is approved, the

gross dividend will amount to CHF 1.60 per share,

representing a net amount of CHF 1.04 per share after

 payment of the Swiss withholding tax of 35% the last

 trading day with entitlement to receive the dividend

 is 16 APR 2010, the shares will be traded ex

dividend as of 19 APR 2010, the net dividend will be

payable as from 22 APR 2010

PROPOSAL #4.1.1: Re-elections of Mr. Peter Brabeck-           ISSUER            YES             FOR                  FOR

Letmathe to the Board of Directors for a term of 3

years

PROPOSAL #4.1.2: Re-elections of Mr. Steven G. Hoch,         ISSUER            YES             FOR                  FOR

to the Board of Directors for a term of 3 years

PROPOSAL #4.1.3: Re-elections of Mr.Andre Kudelski to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a term of 3 years

PROPOSAL #4.1.4: Re-elections of Mr.Jean-Rene Fourtou        ISSUER            YES             FOR                  FOR

 to the Board of Directors for a term of 2 years

PROPOSAL #4.2.1: Elections of Mrs. Titia de Lange to         ISSUER            YES             FOR                  FOR

the Board of Directors for a term of 3 years

PROPOSAL #4.2.2: Elections of Mr. Jean-Pierre Roth to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a term of 3 years

PROPOSAL #4.3: Re-election of KPMG S.A., Geneva                 ISSUER            YES             FOR                  FOR

branch for a term of 1year

PROPOSAL #5.: Approve the cancellation of 185,000.000        ISSUER            YES             FOR                  FOR

 shares repurchased under the share buy-back

programme, and reduction of share capital by CHF

18,500.000, and amend the Article 3 of the Articles

of Association as specified

PROPOSAL #6.: Amend the New Article 4 of the Articles        ISSUER            YES             FOR                  FOR

 of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIKO RES LTD

  TICKER:                  N/A                 CUSIP:   653905109

  MEETING DATE:      9/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to fix the number of the                   ISSUER            YES             FOR                  FOR

Directors to be elected at the meeting at 6

PROPOSAL #2.: Elect Messrs. Edward S. Sampson, C.J.          ISSUER            YES         AGAINST           AGAINST

[Jim] Cummings, Walter DeBoni, William T. Hornaday,

Conrad P. Kathol, Wendell W. Robinson as the

Directors of the Corporation for the ensuing year

PROPOSAL #3.: Appoint KPMG LLP, Chartered                            ISSUER            YES             FOR                  FOR

Accountants, as the Auditors of the Corporation for

the ensuing year at a remuneration to be determined

by the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NINTENDO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J51699106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON TELEGRAPH AND TELEPHONE CORPORATION

  TICKER:                  N/A                 CUSIP:   J59396101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOMURA HOLDINGS, INC.

  TICKER:                  N/A                 CUSIP:   J59009159

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVARTIS AG, BASEL

  TICKER:                  N/A                 CUSIP:   H5820Q150

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approval of the annual report, the              ISSUER            YES             FOR                  FOR

financial statements of Novartis AG and the group

consolidated financial statements for the business

year 2009

PROPOSAL #A.2: Discharge from liability of the                   ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the Executive

PROPOSAL #A.3: Appropriation of available earnings of        ISSUER            YES             FOR                  FOR

 Novartis AG as per balance sheet and declaration of

dividend

PROPOSAL #A.4.1: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Incorporation - Implementation of the Book Entry

Securities Act

PROPOSAL #A.4.2: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Incorporation - Introduction of a Consultative Vote

on the Compensation System

PROPOSAL #A.5.A: Re-election of Marjorie M.T. Yang,          ISSUER            YES             FOR                  FOR

for a 3 year term

PROPOSAL #A.5.B: Re-election of Daniel Vasella, M.D.,        ISSUER            YES             FOR                  FOR

 for a 3 year term

PROPOSAL #A.5.C: Re-election of Hans-Joerg Rudloff,          ISSUER            YES             FOR                  FOR

for a 1 year term

PROPOSAL #A.6: Election of PricewaterhouseCoopers as         ISSUER            YES             FOR                  FOR

Auditor of Novartis AG for 1 year

PROPOSAL #B.: If shareholders at the Annual General          ISSUER            YES         AGAINST           AGAINST

Meeting propose additional and/or counterproposals,

I/we instruct the Independent Proxy to vote according

 to the proposal of the Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)

  TICKER:                  N/A                 CUSIP:   K7314N152

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's oral            ISSUER             NO              N/A                  N/A

report on the Company's activities in the past FY

PROPOSAL #2.: Approve the presentation and adopt the         ISSUER             NO              N/A                  N/A

audited annual report 2009

PROPOSAL #3.: Approve the remuneration of the Board          ISSUER             NO              N/A                  N/A

of Directors for 2009 and 2010

PROPOSAL #4.: Approve to distribute the profit                   ISSUER             NO              N/A                  N/A

according to the adopted annual report 2009

PROPOSAL #5.a: Election of Sten Scheibye as a Member         ISSUER             NO              N/A                  N/A

to the Board of Director

PROPOSAL #5.b: Election of Goran A Ando as a Member          ISSUER             NO              N/A                  N/A

to the Board of Director

PROPOSAL #5.c: Election of Henrik Gurtler as a Member        ISSUER             NO              N/A                  N/A

 to the Board of Director

PROPOSAL #5.d: Election of Pamela J Kirby as a Member        ISSUER             NO              N/A                  N/A

 to the Board of Director

PROPOSAL #5.e: Election of Kurt Anker Nielsen as a            ISSUER             NO              N/A                  N/A

Member to the Board of Director

PROPOSAL #5.f: Election of Hannu Ryopponen as a                 ISSUER             NO              N/A                  N/A

Member to the Board of Director

PROPOSAL #5.g: Election of Jorgen Wedel as a Member          ISSUER             NO              N/A                  N/A

to the Board of Director

PROPOSAL #6.: Re-election of PricewaterhouseCoopers          ISSUER             NO              N/A                  N/A

as the Auditors

PROPOSAL #7.1A1: Approve the amendments due to the            ISSUER             NO              N/A                  N/A

new Danish Companies Act: Mandatory amendments

PROPOSAL #7.1A2: Approve the amendments due to the            ISSUER             NO              N/A                  N/A

new Danish Companies Act: Consequential editorial

amendments

PROPOSAL #7.1B1: Amend the Articles 5.1, 5.10 and              ISSUER             NO              N/A                  N/A

existing Article 17.2 [new Article 18.2] [Adoption

reference to central securities depository]

PROPOSAL #7.1B2: Amend the Articles 8.2, 11.2 and              ISSUER             NO              N/A                  N/A

11.4 [direct election by the AGM of the Chairman and

vice Chairman of the Board of Directors]

PROPOSAL #7.1B3: Amend the Existing Articles 13.1              ISSUER             NO              N/A                  N/A

[new Article 14.1] [change in the rule of signature]

PROPOSAL #7.1B4: Amend new Article 13 [English as              ISSUER             NO              N/A                  N/A

corporate language]

PROPOSAL #7.1B5: Amend Article 16.2 [New Article                ISSUER             NO              N/A                  N/A

17.2] [reference to applicable law re annual report]

PROPOSAL #7.1B6: Amend Article 17.2 [New Article                ISSUER             NO              N/A                  N/A

18.2] [deletion of sentence on lapse of the right to

dividends]

PROPOSAL #7.2: Approve the reduction of the Company's        ISSUER             NO              N/A                  N/A

 B share capital from DKK 512,512,800 to DKK

492,512,800 by cancellation of 20,000,000 B shares of

 DKK 1 each from the Company's own holdings of B

shares at a nominal value of DKK 20,000,000, equal to

 slightly more than 3.2% of the total share capital

after implementation of the share capital reduction,

the Company's share capital will amount to DKK

600,000,000, divided into A share capital of DKK

107,487,200 and B share capital of DKK 492,512,800

PROPOSAL #7.3: Authorize the Board of Directors, to          ISSUER             NO              N/A                  N/A

allow the Company to acquire own shares of up to 10%

of the share capital and at the price quoted at the

time of the purchase with a deviation of up to 10%

[Authority expires at the conclusion of next AGM]

PROPOSAL #7.4: Amend the Incentive Guidelines                      ISSUER             NO              N/A                  N/A

PROPOSAL #8.: Authorize the Chairman of the meeting           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVOZYMES A/S

  TICKER:                  N/A                 CUSIP:   K7317J117

  MEETING DATE:      3/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: The Board of Directors' report on the          ISSUER             NO              N/A                  N/A

Company's activities for the year ended

PROPOSAL #2.: Approve the audited annual report,                ISSUER             NO              N/A                  N/A

including discharge of the Executive Management and

the Board of Directors from liability during the past

 FY

PROPOSAL #3.: Approve a dividend of DKK 5.75 per A/B         ISSUER             NO              N/A                  N/A

share of DKK 10

PROPOSAL #411.1: Amend Article 3.1 [Object] as                   ISSUER             NO              N/A                  N/A

specified

PROPOSAL #411.2: Approve to introduce a new Article.         ISSUER             NO              N/A                  N/A

5.2 [Register of shareholders] as specified

PROPOSAL #411.3: Amend Article 6 [Authorization to            ISSUER             NO              N/A                  N/A

implement a capital increase] as specified

PROPOSAL #411.4: Amend Article 8.8 [Electronic                   ISSUER             NO              N/A                  N/A

communication] as specified

PROPOSAL #411.5: Amend Article 12 [Agenda] as                     ISSUER             NO              N/A                  N/A

specified

PROPOSAL #411.6: Amend Article 13.2 [Election to the         ISSUER             NO              N/A                  N/A

Board of Directors] as specified

PROPOSAL #411.7: Amend Article 13.3 [Chairman and              ISSUER             NO              N/A                  N/A

Vice Chairman] as specified

PROPOSAL #411.8: Amend Article 13.5 [Resolutions of          ISSUER             NO              N/A                  N/A

the Board of Directors] as specified

PROPOSAL #411.9: Approve to introduce a new Article          ISSUER             NO              N/A                  N/A

17.4 [Extraordinary dividend] as specified

PROPOSAL #412.1: Amend Article 8.5 [Notice convening         ISSUER             NO              N/A                  N/A

Shareholders' Meetings] as specified

PROPOSAL #412.2: Amend Article 15 [Language, as                 ISSUER             NO              N/A                  N/A

specified]

PROPOSAL #421.1: Amend Article 4.4 [Shareholders'              ISSUER             NO              N/A                  N/A

obligation to redeem shares Lapses] as specified

PROPOSAL #421.2: Amend Article 5.1 [Terms] as                     ISSUER             NO              N/A                  N/A

specified

PROPOSAL #421.3: Amend Article 5.4 [Terms] as                     ISSUER             NO              N/A                  N/A

specified

PROPOSAL #421.4: Amend Article. 7.1 [Terms] as                   ISSUER             NO              N/A                  N/A

specified

PROPOSAL #421.5: Amend Article 10.4 [Proxy] as                   ISSUER             NO              N/A                  N/A

specified

PROPOSAL #421.6: Amend Article 11.4 [Voting by proxy]        ISSUER             NO              N/A                  N/A

 as specified

PROPOSAL #421.7: Amend Article 13.4 [Notice convening        ISSUER             NO              N/A                  N/A

 Board meetings] as specified

PROPOSAL #421.8: Amend Article 13.6 [Availability of         ISSUER             NO              N/A                  N/A

rules of procedure] as specified

PROPOSAL #421.9: Amend Article 13.8 [Approval of                ISSUER             NO              N/A                  N/A

remuneration of the Board of Directors] as specified

PROPOSAL #42110: Amend Article 14.2 [Reference to              ISSUER             NO              N/A                  N/A

website] as specified

PROPOSAL #42111: Amend Article 17.3 [Reference,                 ISSUER             NO              N/A                  N/A

terms, and obsolescence] as specified

PROPOSAL #422.1: Amend Article 8.4 [Extraordinary              ISSUER             NO              N/A                  N/A

Shareholders' Meeting] as specified

PROPOSAL #422.2: Amend Article 8.6 [Availability of          ISSUER             NO              N/A                  N/A

information] as specified

PROPOSAL #422.3: Amend Article 8.7 [Shareholders'              ISSUER             NO              N/A                  N/A

right to submit proposals] as specified

PROPOSAL #422.4: Amend Article 9.2 [Availability of          ISSUER             NO              N/A                  N/A

minutes] as specified

PROPOSAL #422.5: Amend Article 11.1 [Registration              ISSUER             NO              N/A                  N/A

date and admission ticket] as specified

PROPOSAL #4.3: Approve to make the appropriate                   ISSUER             NO              N/A                  N/A

changes to the numbering of the provisions in the

Articles of Association as a result of the amendments

 to the Articles of Association that may be adopted

at the Annual Shareholders' Meeting as well as

amendments to references, terms, and definitions as a

 result of the entering into force of the new

Companies Act, including changing the Danish word

aktiebog [register of shareholders] to ejerbog

[shareholders' register] and aktieselskabsloven

[Public Companies Act] to selskabsloven' [Companies

Act]; authorize the Chairman to make such alterations

 and additions to the resolutions passed at the

Annual Shareholders' Meeting and the notification to

the Commerce and Companies Agency as may be required

by the Agency in connection with registration of the

PROPOSAL #4.4: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

allow the Company to acquire treasury shares up to an

 aggregate nominal value of 10% of its share capital

in accordance with applicable law; approve that the

purchase price must not deviate by more than 10% from

 the market price on the date of acquisition; and

[Authority expires at the end of next AGM]

PROPOSAL #5.: Elect Henrik Gurtler as a Chairman                ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Elect Kurt Anker Nielsen as a Vice                ISSUER             NO              N/A                  N/A

Chairman

PROPOSAL #7.a: Re-elect Paul Petter Aas to the Board         ISSUER             NO              N/A                  N/A

of Directors

PROPOSAL #7.b: Re-elect Jerker Hartwall to the Board         ISSUER             NO              N/A                  N/A

of Directors

PROPOSAL #7.c: Re-elect Walther Thygesen to the Board        ISSUER             NO              N/A                  N/A

 of Directors

PROPOSAL #7.d: Re-elect Mathias Uhlen to the Board of        ISSUER             NO              N/A                  N/A

 Directors

PROPOSAL #8.: Re-elect PricewaterhouseCoopers                     ISSUER             NO              N/A                  N/A

Statsautoriseret Revisionsaktieselskab as the Auditor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORIFLAME COSMETICS SA

  TICKER:                  N/A                 CUSIP:   L7272A100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Pontus Andreasson as the                     ISSUER             NO              N/A                  N/A

Chairman of the AGM and EGM

PROPOSAL #2: Reading of the Directors report on                 ISSUER             NO              N/A                  N/A

conflicting interests

PROPOSAL #3: Approve the reports of the Board of                ISSUER             NO              N/A                  N/A

Directors of the Company and of the Independent

Auditor [reviseur d'entreprises] relating to the

accounts of the Company as at 31 DEC 2009

PROPOSAL #4: Approve the balance sheet and the profit        ISSUER             NO              N/A                  N/A

 and loss statement of the Company as at 31 DEC 2009

and the consolidated accounts as at 31 DEC 2009

PROPOSAL #5: Approve the allocation of results for            ISSUER             NO              N/A                  N/A

the FYE 31 DEC 2009 as: profit for the FY 2009 to be

carried forward

PROPOSAL #6: Approve the dividend distribution of EUR        ISSUER             NO              N/A                  N/A

 1.25 [or the Swedish Krona equivalent per Swedish

Depository Receipt] per share to be paid in cash out

of the profits of the Company

PROPOSAL #7: Presentation of the work of the Board,          ISSUER             NO              N/A                  N/A

the Board Committees and the Nomination Committee

PROPOSAL #8.1: Grant discharge to the Directors in            ISSUER             NO              N/A                  N/A

respect of the carrying out of their duties during

the FYE 31 DEC 2009

PROPOSAL #8.2: Grant discharge to the Independent              ISSUER             NO              N/A                  N/A

Auditor [reviseur Director'entreprises] in respect of

 the carrying out of their duties during the FYE 31

DEC 2009

PROPOSAL #9.1.1: Election of Magnus Brannstrom as a          ISSUER             NO              N/A                  N/A

Director

PROPOSAL #9.1.2: Election of Anders Dahlvig as a                ISSUER             NO              N/A                  N/A

Director

PROPOSAL #9.1.3: Election of Marie Ehrling as a                 ISSUER             NO              N/A                  N/A

Director

PROPOSAL #9.1.4: Election of Lilian Fossum as a                 ISSUER             NO              N/A                  N/A

Director

PROPOSAL #9.1.5: Election of Alexander af Jochnick as        ISSUER             NO              N/A                  N/A

 a Director

PROPOSAL #9.1.6: Election of Jonas af Jochnick as a          ISSUER             NO              N/A                  N/A

Director

PROPOSAL #9.1.7: Election of Robert af Jochnick as a         ISSUER             NO              N/A                  N/A

Director

PROPOSAL #9.1.8: Election of Helle Kruse Nielsen as a        ISSUER             NO              N/A                  N/A

 Director

PROPOSAL #9.1.9: Election of Christian Salamon as a          ISSUER             NO              N/A                  N/A

Director

PROPOSAL #9.2: Election of Robert af Jochnick as a            ISSUER             NO              N/A                  N/A

Chairman of the Board

PROPOSAL #9.3: Election of KPMG Audit S.a r.l. as an         ISSUER             NO              N/A                  N/A

Independent Auditor

PROPOSAL #10: Approve that the shall continue to have        ISSUER             NO              N/A                  N/A

 a Nomination Committee and procedure for appointment

 of the members of the Nomination Committee

PROPOSAL #11: Approve the Directors' and Committee            ISSUER             NO              N/A                  N/A

fees to be allocated as follows: EUR 62,500 to the

Chairman of the Board, EUR 25,000 to each respective

remaining non-executive Director, EUR 10,000 to each

member of the Audit Committee and EUR 5,000 to each

member of the Remuneration Committee

PROPOSAL #12: Approve the principles of remuneration         ISSUER             NO              N/A                  N/A

to members of the Company's top management

PROPOSAL #13: Information relating to the cost                   ISSUER             NO              N/A                  N/A

calculation of the Oriflame Share Incentive Plan

allocations

PROPOSAL #E.14: Approve the increase of the threshold        ISSUER             NO              N/A                  N/A

 for the 2010 Investment Share offers under the 2008

Share Incentive Plan, from EUR 3,500,000 to EUR

4,000,000, while keeping the existing additional

requirement that the potential dilution shall amount

to less than 3% of the share capital of the Company

over the lifetime of the Plan

PROPOSAL #E.15: Amend Article 28 Paragraphs 1 and 2          ISSUER             NO              N/A                  N/A

of the Articles of Association of the Company as

PROPOSAL #E.16: Amend Article 19 Paragraph 1 Sentence        ISSUER             NO              N/A                  N/A

 1 of the Articles of Association of the Company as

specified

PROPOSAL #E.17: Amend Article 20 Sentence 1 of the            ISSUER             NO              N/A                  N/A

Articles of Association of the Company as specified

PROPOSAL #E.18: Amend Article 16 Paragraph 1 Sentence        ISSUER             NO              N/A                  N/A

 2 of the Articles of Association of the Company as

specified

PROPOSAL #E.19: Approve the renewal of the                          ISSUER             NO              N/A                  N/A

authorization granted to the Board of Directors of

the Company to increase the share capital of the

Company within the limits of the authorized capital

in relation to the 2005 share incentive plan and

approve the related amendment of Article 5 Paragraph

2 Sentence 2 of the Articles of Association of the

Company as specified

PROPOSAL #E.20: Other business                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  P & O PRINCESS CRUISES P L C

  TICKER:                  N/A                 CUSIP:   G19081101

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Re-elect Mickey Arison as a Director of         ISSUER            YES             FOR                  FOR

Carnival Corporation and as a Director of Carnival plc

PROPOSAL #2: Re-elect Sir Jonathon Band as a Director        ISSUER            YES             FOR                  FOR

 of Carnival Corporation and as a Director of

Carnival plc

PROPOSAL #3: Re-elect of Robert H. Dickinson as a              ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #4: Re-elect of Arnold W. Donald as a                   ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #5: Re-elect Pier Luigi Foschi as a Director        ISSUER            YES             FOR                  FOR

 of Carnival Corporation and as a Director of

Carnival plc

PROPOSAL #6: Re-elect of Howard S. Frank as a                     ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #7: Re-elect of Richard J. Glasier as a                ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #8: Re-elect of Modesto A. Maidique as a              ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #9: Re-elect of Sir John Parker as a                     ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #10: Re-elect of Peter G. Ratcliffe as a              ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #11: Re-elect of Stuart Subotnick as a                 ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #12: Re-elect of Laura Weil as a Director of        ISSUER            YES             FOR                  FOR

 Carnival Corporation and as a Director of Carnival

PROPOSAL #13: Re-elect of Randall J. Weisenburger as         ISSUER            YES             FOR                  FOR

a director of Carnival Corporation and as a Director

of Carnival plc

PROPOSAL #14: Re-elect of Uzi Zucker as a Director of        ISSUER            YES             FOR                  FOR

 Carnival Corporation and as a Director of Carnival

PROPOSAL #15: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as a independent Auditors for Carnival plc and to

ratify the selection of the U.S. firm of

PricewaterhouseCoopers LLP as the Independent

Registered Certified Public Accounting Firm for

Carnival Corporation

PROPOSAL #16: Authorize the Audit committee of                   ISSUER            YES             FOR                  FOR

Carnival plc to agree the remuneration of the

independent Auditors of Carnival plc

PROPOSAL #17: Receive the UK accounts and reports of         ISSUER            YES             FOR                  FOR

the Directors and the Auditors of Carnival plc for

the YE 30 NOV 2009  in accordance with legal

requirements applicable to UK Companies

PROPOSAL #18: Approve the Directors' remuneration and        ISSUER            YES             FOR                  FOR

 report of the Carnival plc for the YE 30 NOV 2009

in accordance with legal requirements applicable to

UK Companies

PROPOSAL #19: Authorize the Directors of Carnival plc        ISSUER            YES             FOR                  FOR

 to allot shares in Carnival plc and to grant rights

to subscribe for or convert any security into shares

in Carnival plc: a) up to a nominal amount of USD

118,107,426 [such amount to be reduced by the nominal

 amount of any equity securities [as defined in the

Companies Act 2006] allotted under the resolution

below in excess of USD 118,107,426]; and b) up to a

nominal amount of USD 236,214,852 [such amount to be

reduced by any shares and rights to subscribe for or

convert any security into shares allotted under the

resolution above] in connection with an offer by way

of a rights issue: CONTD

PROPOSAL #S.20: Authorize the Directors of Carnival          ISSUER            YES             FOR                  FOR

plc, subject to passing of the Proposal 19, to allot

equity securities [as defined in the Companies Act

2006] for cash under the authority given by that

resolution and/or where the allotment is treated as

an allotment of equity securities under Section

560(2)(b) of the Companies Act 2006, free of the

restriction in Section 561(1) of the Companies Act

2006, such power to be limited: a) to the allotment

of equity securities in connection with an offer of

equity securities [but in the case of the authority

granted under the resolution of Proposal 19, by way

of a rights issue only]: CONTD

PROPOSAL #S.21: Authorize the Carnival plc to make            ISSUER            YES             FOR                  FOR

market purchases [within the meaning of Section

693(4) of the UK Companies Act 2006 [the Companies

Act 2006] of ordinary shares of USD 1.66 each in the

capital of Carnival plc provided that: a)the maximum

number of ordinary shares authorized to be acquired

is 21,344,716; b) the minimum price [exclusive of

expenses] which may be paid for an ordinary share is

USD 1.66; c) the maximum price which may be paid for

an ordinary share is an amount [exclusive of

expenses] equal to the higher of [1] 105% of the

average middle market quotation for an ordinary

share, as derived from the London Stock Exchange

Daily Official List, for the 5 business days CONTD

PROPOSAL #22: Approve the specified Shareholder                 ISSUER            YES         AGAINST               FOR

Proposal

PROPOSAL #23: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PERUSAHAAN PERSEROAN PERSERO P T TELEKOMUNIKIASI I

  TICKER:                  N/A                 CUSIP:   Y71474137

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to appoint the Board of                     ISSUER            YES         AGAINST           AGAINST

Directors and the Commissioners

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PERUSAHAAN PERSEROAN PERSERO P T TELEKOMUNIKIASI I

  TICKER:                  N/A                 CUSIP:   Y71474137

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Ratify the 2009 financial report and              ISSUER            YES             FOR                  FOR

acquit et decharge for the Directors and the

Commissioners

PROPOSAL #3: Approve the 2009 profit allocation                  ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve to determine the remuneration            ISSUER            YES             FOR                  FOR

for 2010 for the Directors and Commissioners

PROPOSAL #5: Appointment of the Public Accountant for        ISSUER            YES             FOR                  FOR

 2010

PROPOSAL #6: Amend the Articles of Association                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Approve the utilization of treasury                ISSUER            YES         AGAINST           AGAINST

stock resulted from Share Buy Backs I, II and III

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO S.A. - PETROBRAS

  TICKER:                  PBRA               CUSIP:   71654V101

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O4: ELECTION OF MEMBERS OF THE BOARD OF              ISSUER            YES         AGAINST           AGAINST

DIRECTORS

PROPOSAL #O6: ELECTION OF MEMBERS OF THE AUDIT BOARD         ISSUER            YES         AGAINST           AGAINST

AND THEIR RESPECTIVE SUBSTITUTES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P78331140

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To examine, discuss and vote upon the          ISSUER             NO              N/A                  N/A

Board of Directors annual report, the financial

statements and the Independent Auditors report

relating to FYE 31 DEC 2009

PROPOSAL #2.: Approval of the capital budget relating        ISSUER             NO              N/A                  N/A

 to the FY that ended on 31 DEC 2009

PROPOSAL #3.: Destination of the YE results of 2009           ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Election of the Members of the Board of        ISSUER            YES         AGAINST           AGAINST

 Directors

PROPOSAL #5.: To elect the President of the Board of         ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #6.: Election of the Members of the Finance         ISSUER            YES         AGAINST           AGAINST

Committee, and their respective

PROPOSAL #7.: To set the total annual payment for the        ISSUER             NO              N/A                  N/A

 Members of the Board of Directors and the payment

for the Members of the Finance Committee

PROPOSAL #S.8: Authorize Capitalization of Reserves           ISSUER             NO              N/A                  N/A

PROPOSAL #S.9: Eliminate Preemptive Rights                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P78331140

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Company's Bye-Laws to increase        ISSUER             NO              N/A                  N/A

 the number of authorized preferred shares

PROPOSAL #2: Amend the Company's Bye-Laws to increase        ISSUER             NO              N/A                  N/A

 the number of authorized common shares

PROPOSAL #3: Amend the Company's Bye-Laws to include         ISSUER             NO              N/A                  N/A

transitory provision to issue shares with or without

preemptive rights

PROPOSAL #4: Amend the Articles 4 of the Company's            ISSUER             NO              N/A                  N/A

Bye-Laws to reflect the changes in its capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INS GROUP CO CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, subject to the satisfaction or waiver [where

 appropriate] of the conditions as specified in the

Share Purchase Agreement and the Listing Committee of

 The Stock Exchange of Hong Kong Limited granting

approval for the listing of, and permission to deal

in, the Consideration Shares, to: a] allot and issue

the Consideration Shares as specified, in accordance

with the terms and conditions of the Share Purchase

Agreement; and b] do all acts and things in

connection with the allotment and issue of the

Consideration Shares; and to make amendments to the

Articles of Association of the Company as they think

fit as a result of the allotment and issuance of the

Consideration Shares as specified in this resolution,

 which include: a] amendments to Article 21

[regarding details of the approval and the number of

issued shares] and Article 24 [regarding the

registered capital of the Company] of the Articles of

 Association of the Company; and amendments to

corresponding articles in the Articles of Association

 of the Company to reflect the actual situation after

 the completion of the issuance of Consideration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INS GROUP CO CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company: subject to the satisfaction or waiver [where

 appropriate] of the conditions set out in the Share

Purchase Agreement [as defined in the circular of the

 Company dated 23 JUN 2009 [the Circular] and the

Listing Committee of The Stock Exchange of Hong Kong

Limited granting the approval for the listing of, and

 permission to deal in, the Consideration Shares, to:

 [a] allot and issue the Consideration Shares [as

defined in the Circular] in accordance with the terms

 and conditions of the Share Purchase Agreement; and

[b] do all acts and things in connection with the

allotment and issue of the Consideration Shares; and

to make amendments to the Articles of Association of

the Company as they think fit as a result of the

allotment and issuance of the Consideration Shares as

 provided in this resolution, which include: [a]

amendments to Article 21 [regarding details of the

approval and the number of issued shares] and Article

 24 [regarding the registered capital of the Company]

 of the Articles of Association of the Company; and

[b] amendments to corresponding Articles in the

Articles of Association of the Company to reflect the

 actual situation after the completion of the

issuance of Consideration Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INS GROUP CO CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Bank deposits arrangements         ISSUER            YES             FOR                  FOR

between the Company and its subsidiaries and The

Hongkong and Shanghai Banking Corporation Limited as

referred to in the announcement [the Announcement] of

 the Company published on 27 OCT 2009 on the website

of The Stock Exchange of Hong Kong Limited

[http://www.hkexnews.hk] and the Company's website

[http://www.pingan.com] and dispatched to the

Shareholders of the Company together with this notice

 and the proposed annual cap for the said Bank

deposits arrangements in the amount of USD 1,500

million on any given day for each of the 3 years

ending 31 DEC 2012; and authorize the Board of

Directors of the Company to do all such acts and

things and execute such documents and take all steps

which in its opinion may be necessary, desirable or

expedient in relation to the said bank deposits

PROPOSAL #2.: Approve the Bank deposits arrangements         ISSUER            YES             FOR                  FOR

between the Company and its subsidiaries and

Industrial and Commercial Bank of China Limited and

Industrial and Commercial Bank of China [Asia]

Limited as referred to in the Announcement and the

proposed annual cap for the said bank deposits

arrangements in the amount of RMB 43,200 million on

any given day for each of the 3 years ending 31 DEC

2012; and authorize the Board of Directors of the

Company to do all such acts and things and execute

such documents and take all steps which in its

opinion may be necessary, desirable or expedient in

relation to the said bank deposits arrangements

PROPOSAL #3.: Approve the Bank deposits arrangements         ISSUER            YES             FOR                  FOR

between the Company and its subsidiaries and Bank of

Communications Co., Ltd. as referred to in the

announcement published on 27 OCT 2009 on the website

of the Shanghai Stock Exchange [http://www.sse.cm.cn]

 and the Company's website [http://www.pingan.com]

and the proposed annual cap for the said bank

deposits arrangements in the amount of RMB 39,000

million on any given day for each of the 2 years

ending 31 DEC 2012; and authorize the Board of

Directors of the Company to do all such acts and

things and execute such documents and take all steps

which in its opinion may be necessary, desirable or

expedient in relation to the said bank deposits

PROPOSAL #4.: Approve the Company's policy on the              ISSUER            YES             FOR                  FOR

appointment of Auditors as referred to in the

announcement published on 27 OCT 2009 on the website

of the Shanghai Stock Exchange

[http://www.sse.com.cn] and the Company's website

PROPOSAL #5.: Approve the appointment of Mr. Guo                ISSUER            YES             FOR                  FOR

Limin as a Non-Executive Director of the Company as

referred to in the Announcement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INSURANCE (GROUP) COMPANY OF CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3.: Approve the annual report of the                   ISSUER            YES             FOR                  FOR

Company and its summary for the YE 31 DEC 2009

PROPOSAL #4.: Approve the report of the Auditors and         ISSUER            YES             FOR                  FOR

audited financial statements of the Company for the

YE 31 DEC 2009

PROPOSAL #5.: Approve the profit distribution plan            ISSUER            YES             FOR                  FOR

and the recommendation for the final dividend for the

 YE 31 DEC 2009

PROPOSAL #6.: Re-appointment of Ernst & Young Hua              ISSUER            YES             FOR                  FOR

Ming as the PRC Auditors and Ernst & Young as the

international Auditors of the Company to hold office

until the conclusion of the next AGM and to authorize

 the Board of Directors to fix their remuneration

PROPOSAL #7.: Appointment of Mr. David Fried as a              ISSUER            YES             FOR                  FOR

Non-executive Director of the Company

PROPOSAL #S.8: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company, and to authorize the Board of Directors

to make further amendments to the Articles of

Association of the Company that it considers

necessary, appropriate or expedient in accordance

with the applicable laws and regulations, and the

requirements of China Insurance Regulatory Commission

 and other relevant regulatory authorities

PROPOSAL #S.9: Approve to give a general mandate to          ISSUER            YES             FOR                  FOR

the Board of Directors to issue, allot and deal with

additional H shares not exceeding 20% of the H shares

 of the Company in issue and authorize the Board of

Directors to make corresponding amendments to the

Articles of Association as it thinks fit so as to

reflect the new capital structure upon the allotment

or issuance of shares

PROPOSAL #10.: Approve the holders of the 299,088,758        ISSUER            YES             FOR                  FOR

 H shares of the Company which were newly issued on

06 MAY 2010 are entitled to receive the final

dividend for the YE 31 DEC 2009, if any, as the other

 shareholders of the Company are entitled to

PROPOSAL #S.11: Approve the proposed further                       ISSUER            YES             FOR                  FOR

amendments to the Articles of Association of the

Company as set out in Appendix I to the supplemental

circular to be dispatched to shareholders of the

Company on 11 MAY 2010; and authorize the Chairman of

 the Board of Directors or a person authorized by him

 to make appropriate amendments to the Articles of

Association whenever necessary in the process of

submitting the same for approval, as required from

time to time by the relevant regulatory authorities,

administration of industry and commerce as well as

the stock exchanges

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORSCHE AUTOMOBIL HLDG SE

  TICKER:                  N/A                 CUSIP:   D6240C122

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the group

financial statements and group annual report, and the

 proposal of the Board of Managing Directors on the

appropriation of the distribution profit

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

distribution profit of EUR 8,22 5,000 as follows:

payment of a dividend of EUR 0.044 per ordinary share

 and of EUR 0.05 per preferred share ex-dividend and

payable date: 01 FEB 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors the ratification of the acts of

 Dr. Wendelin Wiedeking and Holger P. Haerter shall

be postponed the acts of the Michael Macht and Thomas

 Edig shall be ratified

PROPOSAL #4.: Ratification of the acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Election Sheikh Jassim Bin Abdulaziz            ISSUER             NO              N/A                  N/A

Bin Jas-Sim Al-Thani to the Supervisory Board

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER             NO              N/A                  N/A

2009/2010 FY: Ernst + Young G MBH, Stuttgart

PROPOSAL #7.: Resolution on the revocation of the              ISSUER             NO              N/A                  N/A

existing authorized capital, the creation of new

authorized capital, and the correspondent amendment

to the Articles of Association the existing

authorized capital of up to EUR 22,750,000 shall be

revoked the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

87,500,000 through t he issue new ordinary shares or

non-voting preferred shares against contributions in

cash and/or kind, on or before 28 JAN 2015,

shareholders shall be granted subscription rights,

however, holders of one class of shares may not

subscribe to the other class of shares, shareholders

subscription rights may also be excluded for the

issue of ordinary shares against contributions in

PROPOSAL #8.: Approval of the control and profit                ISSUER             NO              N/A                  N/A

transfer agreement with the Company's wholly-owned

subsidiary, Porsche Zweite Vermoegensverwaltung GM

BH, effective for a period of at least 5 years

PROPOSAL #9.: Amendment to Section 2(1) of the                   ISSUER             NO              N/A                  N/A

Articles of Association in respect of the object of

the Company being adjusted to allow the Company to

act solely as a holding Company

PROPOSAL #10.: Amendment to Section 22 of the                     ISSUER             NO              N/A                  N/A

Articles of Association in respect Company's FY being

 adjusted to correspond to the calendar year as of 01

 JAN 2011, and the period from 01 AUG 2010 to 31 DEC

2010 being an abbreviated FY

PROPOSAL #11.: Amendments to the Articles of                       ISSUER             NO              N/A                  N/A

Association in accordance with the law on the

implementation of the shareholder rights directive

[ARUG]: a) Section 17(4), in respect of the notice of

 shareholders' meeting being published in the

electronic federal gazette at least 36 days prior to

the date of the shareholders' meeting, the publishing

 date of the notice of shareholders' meeting and the

date of the shareholders' meeting not being included

in the calculation of the period b) Section 18, in

respect of shareholders being entitled to participate

 and vote at the share-holders' meeting if they

register with the Company by the sixth day prior to

the meeting and provide evidence of their

shareholding as per the statutory record date, and

the Board of Managing Directors being authorized to

permit the audiovisual transmission of the

PROPOSAL #12.: Revocation of the resolution on the            ISSUER             NO              N/A                  N/A

non-disclosure of the individual remuneration for the

 members of the Board of Managing Directors the

resolution adopted by the shareholders' meeting of 26

 JUN 2007, on the non-disclosure of the individual

remuneration for the members o f the Board of

Managing Directors shall be revoked, beginning with

the 2009/2010 FY, the Company shall be authorize d to

 disclose the individual remuneration for the members

 of the Supervisory

PROPOSAL #13.: Amendment to Section 14 of the                     ISSUER             NO              N/A                  N/A

Articles of Association in respect of the

remuneration for the Chairman of the Audit Committee

being twice and that of every other Committee member

being one and a half times the amount of the fixed

and variable remuneration for a member of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORTS DESIGN LTD

  TICKER:                  N/A                 CUSIP:   G71848124

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the  audited financial                        ISSUER            YES             FOR                  FOR

statements and the reports of the Directors of the

Company and the  Auditors of the Company for the YE

PROPOSAL #2: Re-appoint the Auditors and  authorize          ISSUER            YES             FOR                  FOR

the Board of Directors to  fix their remuneration

PROPOSAL #3.A.1: Re-elect Mr. Han Kiat Edward Tan as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.A.2: Re-elect Mr. Kai Tai Alfred Chan as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.A.3: Re-elect Mr. Pierre Frank  Bourque          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.A.4: Re-elect Ms. Julie Ann Enfield as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.A.5: Re-elect Mr. Rodney Ray Cone as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.A.6: Re-elect Ms. Wei Lynn Valarie Fong          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.B: Election of  Mr. Peter Nikolaus                  ISSUER            YES             FOR                  FOR

Bromberger as an Independent Non-Executive Director

PROPOSAL #3.C: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix their remuneration

PROPOSAL #4.A: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to issue and allot Shares not exceeding 20% of the

issued share capital of the Company as at the date of

 passing this resolution

PROPOSAL #4.B: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to repurchase Shares not exceeding 10% of the issued

 share capital of the Company as at the date of

passing this resolution

PROPOSAL #4.C: Approve to extend the general mandate         ISSUER            YES             FOR                  FOR

granted to the Directors of the Company for the issue

 of additional Shares

PROPOSAL #4.D: Approve an amendment to the By-laws of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #4.E: Approve an amendment to the Share                ISSUER            YES             FOR                  FOR

Option Scheme adopted on 14 NOV 2003

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PPR SA, PARIS

  TICKER:                  N/A                 CUSIP:   F7440G127

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of result and          ISSUER            YES             FOR                  FOR

the distribution of the dividend

PROPOSAL #O.4: Approve the agreements specified in            ISSUER            YES             FOR                  FOR

Articles L. 225-38 et sequence of the Code du

commerce  commercial code

PROPOSAL #O.5: Appointment of Mrs. Laurence Boone as         ISSUER            YES             FOR                  FOR

a Director for a 4 year period

PROPOSAL #O.6: Appointment of Mrs. Yseulys Costes as         ISSUER            YES             FOR                  FOR

a Director for a 4 year period

PROPOSAL #O.7: Appointment of Mrs. Caroline Puel as a        ISSUER            YES             FOR                  FOR

 Director for a 4 year period

PROPOSAL #O.8: Approve the Board of Directors' fees           ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Approve the renewal of an Auditor's            ISSUER            YES             FOR                  FOR

mandate

PROPOSAL #O.10: Appointment of The Firm KPMG Audit as        ISSUER            YES             FOR                  FOR

 an Assistant Auditor

PROPOSAL #O.11: Grant authority to operate using                ISSUER            YES         AGAINST           AGAINST

Company shares

PROPOSAL #E.12: Grant powers to issue, without any            ISSUER            YES         AGAINST           AGAINST

preferential subscription right and as part of a

public offer, shares and/ or any tangible assets

granting access, immediately and/ or at term, to

capital securities and/or tangible assets, entitling

allocation of debt securities

PROPOSAL #E.13: Grant to decide to increase capital          ISSUER            YES         AGAINST           AGAINST

stock by issuing, without any preferential

subscription right and as part of an offer as

specified in Article L. 411-2.II of the Code

Monetaire et Financier  Monetary and Financial Code ,

 especially to qualified investors, shares and/or any

 tangible assets granting access to the Company's

capital stock and/or issue of assets entitling

allocation of debt securities

PROPOSAL #E.14: Grant authority to set the price for         ISSUER            YES         AGAINST           AGAINST

issue of shares and/or tangible assets granting

access to capital stock according to certain

procedures, up to a ceiling of 10% of capital stock

per year, to increase capital stock by issuing with

no preferential subscription right shares

PROPOSAL #E.15: Grant authority to increase the                 ISSUER            YES         AGAINST           AGAINST

number of shares or tangible assets to be issued in

the event of an increase in capital stock with no

preferential subscription right

PROPOSAL #E.16: Grant authority to increase capital          ISSUER            YES             FOR                  FOR

stock by issuing, without and preferential

subscription right, shares or other assets, granting

access to capital stock reserved for current or

former employees who belong to a savings plan

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

agree share purchase or subscription options for

employed members of staff and agents within the group

 or certain categories of them

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate existing shares free of charge or issue them

 to employed members of staff and agents within the

group or certain categories of them

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue refundable share subscription and/or purchase

notes  BSAARs  to employees and agents within the

group, with no shareholders' preferential

subscription right

PROPOSAL #E.20: Amend the Article 22 of the Articles         ISSUER            YES         AGAINST           AGAINST

of Association

PROPOSAL #O.E21: Powers for formalities                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the            ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009 with the

related Auditor's report

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.: Re-elect Mr. M W O Garrett as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mrs. B A Macaskill as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. C P Manning as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. B L Stowe as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election of Mr. N A Nicandrou as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8.: Election of Mr. R A Devey as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Company's Auditor until the conclusion of the next

general meeting at which the Company's accounts are

laid

PROPOSAL #10.: Authorize the Directors to determine          ISSUER            YES             FOR                  FOR

the amount of the Auditor's remuneration

PROPOSAL #11.: Approve to declare a final dividend of        ISSUER            YES             FOR                  FOR

 13.56 pence per ordinary share of the Company for

the YE 31 DEC 2009, which shall be payable on 27 MAY

2010 to shareholders who are on the register of

members at the close of business on 09 APR 2010

PROPOSAL #12.: Authorize the Company and all                       ISSUER            YES             FOR                  FOR

Companies that are its subsidiaries at any time

during the period for which the resolution is

effective for the purposes of Section 366 and 367 of

the Companies Act 2006 [2006 Act] to make donations

to political organizations other than political

parties and to incur political expenditure [as such

terms are defined in Section 363 to 365 of the 2006

Act] up to a maximum aggregate sum of GBP 50,000 as

follows: [Authority expires at the earlier of 30 JUN

2011 or the conclusion of the AGM to be held in

2011]; and the Company may enter into a contract or

undertaking under this authority prior to its expiry,

 which contract or undertaking may be performed

wholly or partly after such expiry, and may make

donations to political organizations and incur

political expenditure in pursuance of such contracts

or undertakings as if the said authority had not

PROPOSAL #13.: Authorize the Directors, without                 ISSUER            YES             FOR                  FOR

prejudice to any other authority conferred on the

Directors by or pursuant to Article 14 of the

Company's Articles of Association, by Article 14 of

the Company's Articles of Association to allot

generally and unconditionally relevant securities be

renewed in respect of equity securities [as defined

in Section 560[1] of the 2006 Act] for a period

expiring; [Authority expires at the earlier of the

conclusion of the AGM of the Company held in 2011 or

30 JUN 2011]; and for that period and purpose the

Section 551 amount in respect of the Company's equity

 securities shall be GBP 42,236,000; and renewal of

authority to allot ordinary shares for rights issues

PROPOSAL #14.: Authorize the Directors, without                 ISSUER            YES             FOR                  FOR

prejudice to any other authority conferred on the

Directors by or pursuant to Article 14 of the

Company's Articles of Association, by Article 14 of

the Company's Articles of Association to allot

generally and unconditionally relevant securities be

renewed in respect of equity securities [as defined

in Section 560[1] of the 2006 Act] allotted in

connection with an offer by way of a rights issue:

[i] to ordinary shareholders in proportion [as nearly

 as may be practicable] to their existing holdings;

and [ii] to holders of other equity securities as

required by the rights of those securities or as the

Board otherwise considers necessary for a period

expiring; [Authority expires at the earlier of the

conclusion of the AGM of the Company held in 2011 or

30 JUN 2011]; and purpose the Section 551 amount

shall be GBP 84,473,000 [after deducing from such

limit any relevant securities allotted under

resolution 13 above] and so that the Board may impose

 any limits or restrictions and may any arrangements

which it considers necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

PROPOSAL #S.15: Authorize the Directors, for                       ISSUER            YES             FOR                  FOR

disapplication of pre-emption rights, equity

securities [as defined in Section 560[1] of the 2006

Act] for cash pursuant to the power conferred on the

Directors by Article 15 of the Company's Articles of

Association and/or to sell any ordinary shares held

by the Company as treasury shares for cash as if

Section 561 of that Act did not apply to such

allotment provided that: the maximum aggregate

nominal amount of equity securities that may be

allotted or sold pursuant to the authority under

Article 15[b] is GBP 6,336,000 and [Authority expires

 at the earlier of the conclusion of the AGM of the

Company held in 2011 or 30 JUN 2011]

PROPOSAL #S.16: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with Section 701 of the 2006 Act, to make one or more

 market purchases [within the meaning of Section

693[4] of the 2006 Act] of its ordinary shares of 5

pence each in the capital of the Company; such

authority to be limited: to a maximum aggregate

number of 253,440,000 ordinary shares; by the

condition that the minimum price which may be paid

for each ordinary shares is 5 pence and the maximum

price which may be paid for an ordinary shares is the

 highest of: an amount equal to 105% of the average

of the middle market quotations for an ordinary

shares as derived from the daily official list of the

 London Stock Exchange for the 5 business days

immediately preceding the day on which the share is

contracted to be purchases; and the higher of the

price of the last independent trade and the highest

current independent bid on the trading venues where

the purchase is carried out; in each case exclusive

of expenses; [Authority expires at the earlier of the

 conclusion of the AGM of the Company held in 2011 or

 30 JUN 2011]; the Company may before such expiry

make a contract or contracts to purchase ordinary

shares under the authority hereby conferred which

would or may be executed wholly or partly after the

expiry of such authority and may make a purchase of

ordinary shares in pursuance of any such contract or

contracts as if the power conferred hereby had not

expired; and all ordinary shares purchased pursuant

to said authority shall be either; cancelled

immediately upon completion of the purchase; or be

held, sold, transferred or otherwise dealt with as

treasury shares in accordance with the provisions of

PROPOSAL #S.17: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                 ISSUER            YES         AGAINST           AGAINST

proposed to be made between the Company and the

holders of Scheme shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the scheme of                ISSUER            YES         AGAINST           AGAINST

arrangement dated 17 MAY 2010 proposed to be made

between the Company and the scheme shareholders [as

specified in the scheme], for the purpose of giving

effect to the scheme in its original form or with or

subject to any modification, addition or condition

approved or imposed by the court; (i) the share

capital of the Company be reduced by canceling all

the scheme shares [as specified in the scheme] (ii)

forthwith and contingently on such reduction of

capital taking effect the reserve arising in the

books of account of the Company as a result of the

cancellation of the scheme shares be applied in

paying up in full at par such number of new ordinary

shares of 5 pence each as shall be equal to the

number of scheme shares cancelled at Sub-paragraph

(i) above, such new ordinary shares to be allotted

and issued credited as fully paid to prudential group

 plc [New Prudential] and/or its nominees (iii)

without prejudice and in addition to any other

authority conferred on the Directors under Section

551 of the Companies Act2006, including at the AGM of

 the Company and under Resolution 2; authorize the

Directors pursuant to and in accordance with Section

551 of the Companies Act2006 to give effect to this

resolution and accordingly to effect the allotment of

 the new ordinary shares referred to in sub-paragraph

 (ii) above, provided that (a) the maximum aggregate

nominal amount of shares which may be allotted

hereunder shall be the aggregate nominal amount of

the new ordinary shares created pursuant to sub-

paragraph (ii) above; [Authority expires on 07 JUN

2011] (iv) prior to the reduction of the capital

referred to in sub-Paragraph (i) above taking effect

authorize the Company to issue and allot two

redeemable deferred shares to New Prudential and/or

its nominees; amend the Articles of Association of

the Company by the adoption and inclusion of the

following new Article 198 as specified; approve the

proposed reduction of capital of New Prudential at

the General Meeting of New Prudential [as specified]

PROPOSAL #2.: Authorize the Directors, subject to              ISSUER            YES         AGAINST           AGAINST

Resolution 1 being passed, without prejudice and in

addition to any other authority conferred on the

Directors under Section 551 of the Companies Act

2006, including at the AGM of the Company and under

Resolution 1(A)(iii), pursuant to and in accordance

with Section 551 of the Companies Act 2006 to allot

ordinary shares of 5 pence each in the Company up to

a nominal amount of GBP 14,523,140,060 in connection

with the issue of ordinary shares of 5 pence each in

the Company for the purposes of the rights issue [as

specified in circular]; [Authority expires on 07 JUN

2011], the Company may make offers and enter into

agreements during the relevant period which would or

might require shares to be allotted after the

authority ends and the Directors may allot shares

under such offers or agreements as if the authority

had not ended

PROPOSAL #3.: Approve, subject to the scheme referred        ISSUER            YES         AGAINST           AGAINST

 to in Resolution 1 becoming effective, the New

Prudential group performance shares plan, the New

Prudential business unit performance plans and the

M&G executive Long Term Incentive Plan 2010 adopted

by New Prudential, the term of which are summarized

in Paragraph 4 of Part IV of the circular as specified

PROPOSAL #4.: Approve, subject to the scheme referred        ISSUER            YES         AGAINST           AGAINST

 to in Resolution 1 becoming effective, the New

Prudential UK savings-related Shares Option Scheme,

the New Prudential Irish SAYE scheme, the New

Prudential International Employees SAYE scheme, the

New Prudential International [Non-Employees] SAYE

scheme, the New Prudential Shares Incentive Plan, the

 Prudential Europe Share Participation Plan, the New

Prudential Share Option Plan and the Momentum

Retention plan adopted by New Prudential, the terms

of which are summarized in Paragraph 4 of Part IV of

the circular as specified

PROPOSAL #5.: Authorize the Directors of New                       ISSUER            YES         AGAINST           AGAINST

Prudential, subject to the scheme referred to in

Resolution 1 becoming effective of to establish

employee share schemes in addition to those mentioned

 in Resolutions 3 and 4 in this notice for the

benefit of overseas employees of New Prudential and

its subsidiaries provided that such additional

schemes operate within the equity dilution limits

applicable to the new share plans and [save to the

extent necessary or desirable to take account of

overseas tax, securities and exchange control laws]

such additional schemes do not confer upon

participants benefits which are greater than those

which could be obtained from the new shares plans and

 that, once such additional schemes have been

established, they may not be amended without the

approval of the shareholders of New Prudential if

such approval would be required to amend the

corresponding provisions of the new share plans

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLICIS GROUPE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F7607Z165

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the year and setting of the dividend

PROPOSAL #O.4: Grant discharge to the Directors                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #O.6: Approve the contract for guarantee and        ISSUER            YES             FOR                  FOR

 placement signed between the Company and BNP

Paribas, Calyon, Citigroup Global Markets Limited and

 Societe Generale

PROPOSAL #O.7: Approve the contract for guarantee and        ISSUER            YES             FOR                  FOR

 placement signed between the Company and BNP

Paribas, Calyon, Citigroup Global Markets Limited and

 Societe Generale

PROPOSAL #O.8: Approve the assistance contract signed        ISSUER            YES             FOR                  FOR

 between the Company and BNP Paribas, Calyon,

Citigroup Global Markets Limited and Societe Generale

PROPOSAL #O.9: Approve the assistance contract signed        ISSUER            YES             FOR                  FOR

 between the Company and BNP Paribas, Calyon,

Citigroup Global Markets Limited and Societe Generale

PROPOSAL #O.10: Approve the credit agreement signed          ISSUER            YES             FOR                  FOR

between the Company and BNP Paribas

PROPOSAL #O.11: Approve the credit agreement signed          ISSUER            YES             FOR                  FOR

between the Company and Societe Generale

PROPOSAL #O.12: Approve the placement mandate                     ISSUER            YES             FOR                  FOR

agreement signed between the Company and BNP Paribas

PROPOSAL #O.13: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Madame

Sophie Dulac

PROPOSAL #O.14: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Madame

Helene Ploix

PROPOSAL #O.15: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Monsieur

Michel Sicurel

PROPOSAL #O.16: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Monsieur

Antony de Seze

PROPOSAL #O.17: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Monsieur

Gerard Worms

PROPOSAL #O.18: Appointment of Madame Marie-Claude            ISSUER            YES         AGAINST           AGAINST

Mayer as a new Member of the Supervisory Board

PROPOSAL #O.19: Appointment of Madame Marie-Josee              ISSUER            YES         AGAINST           AGAINST

Kravis as a new Member of the Supervisory Board

PROPOSAL #O.20: Appointment of Madame Veronique                 ISSUER            YES         AGAINST           AGAINST

Morali as a new Member of the Supervisory Board

PROPOSAL #O.21: Appointment of a new Assistant Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #O.22: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the Shareholders to allow the

Company to operate on its own shares

PROPOSAL #E.23: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the Shareholders to reduce

capital stock by canceling its own shares

PROPOSAL #E.24: Approve the share subscription and/or        ISSUER            YES             FOR                  FOR

 purchase option for Members of staff and/or

corporate agents within the Company and Companies

within the group

PROPOSAL #E.25: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the Shareholders to increase

capital stock by issuing capital securities or

tangible assets granting access to the Company's

capital stock, removing the preferential subscription

 right for members of a Company savings plan

PROPOSAL #E.26: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the shareholders to increase

capital stock, removing the shareholders'

preferential subscription right reserved for certain

categories of beneficiary

PROPOSAL #E.27: Approve the options of using                       ISSUER            YES         AGAINST           AGAINST

authorization granted by the general meeting of the

shareholders in the event of a public offer launched

by the Company

PROPOSAL #O.28: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QBE INSURANCE GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q78063114

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the financial reports and            ISSUER             NO              N/A                  N/A

the reports of the Directors and the Auditors of the

Company for the YE 31 DEC 2009

PROPOSAL #2.: Adopt the remuneration report of the            ISSUER            YES             FOR                  FOR

Company for the FYE 31 DEC 2009, in accordance with

Section 250R 3 of the Corporations Act

PROPOSAL #3.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 10.14 and for all other  purposes the

grant to the Chief Executive Officer, Mr. FM

O'Halloran of conditional rights over a maximum of

110,000 ordinary shares in the Company and either the

 issue or transfer of ordinary shares in the Company

on  satisfaction of and subject to the conditions

attached to the conditional rights under the

Company's 2009 Deferred Compensation Plan

PROPOSAL #4.A: Re-elect Mr. L.F. Bleasel as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with Clause 76 of the Company's

PROPOSAL #4.B: Re-elect Mr. D.M. Boyle as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation in accordance

 with Clause 76 of the Company's Constitution

PROPOSAL #5.: Election of Mr. J.M. Green as a                     ISSUER            YES             FOR                  FOR

Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  Q-CELLS SE, BITTERFELD-WOLFEN

  TICKER:                  N/A                 CUSIP:   D6232R103

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and group annual report as well as the

report by the Board of Managing Directors pursuant to

 Section 61 of the SE-Regulation and Sections 289[4]

and 315[4] of the German Commercial Code

PROPOSAL #2.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.: Appointment of auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: KPMG AG

PROPOSAL #5.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of the share capital, at a price not

more than 10% above, nor more than 20% below, the

market price of the shares, on or before 23 JUN 2015,

 the Company shall also be authorized to acquire own

shares of up to 5% of the Company's share capital by

using call or put options, in this case the exercise

price may neither be more than 10% above nor more

than 20% below the market price of the shares, the

Board of Managing Directors shall be authorized to

sell the shares on the stock exchange or to offer

them to all shareholders, to dispose of the shares in

 a manner other than the stock exchange or a rights

offering if the shares are sold at a price not

materially below their market price, and to use the

shares for mergers and acquisitions, within the scope

 of the Company's stock option programs, or for

satisfying option or conversion rights

PROPOSAL #6.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association [I] Section 10, in respect of the

provisions governing the term of office of a

Supervisory Board member being adjusted [II] Section

17, in respect of the shareholders' meeting being

convened at least 30 days prior to the meeting and

the day of the convocation and the day of the

shareholders' meeting not being included in the

calculation of the 30 day period [III] Section 18, in

 respect of shareholders being entitled to

participate in and vote at the shareholders' meeting

if they register with the Company by the sixth day

prior to the meeting and provide evidence of their

shareholding as per the 21st day prior to the meeting

 [IV] Section 19[3], in respect of the Board of

Managing Directors being authorized to permit

shareholders to exercise their voting rights in

writing or electronically [absentee voting] [V]

Section 20[3], in respect of the chairman of the

shareholders' meeting or the Board of Managing

Directors being authorized to permit the audiovisual

PROPOSAL #7.: Resolution on the adjustment of the              ISSUER            YES             FOR                  FOR

remuneration for the Supervisory Board and the

corresponding amendment to the Articles of

Association As of the 2010 FY, each member of the

Supervisory Board shall receive a fixed annual

remuneration of EUR 30,000 plus a variable

remuneration of up to EUR 30,000, the Chairman of the

 Supervisory Board shall receive twice, and the

Deputy Chairman one and a half times, these amounts,

furthermore, each Board member shall receive an

attendance fee of EUR 1,500 per Supervisory Board

meeting, in addition, members of a committee shall

receive 25% [Committee Chairman 50%] of the

abovementioned annual remuneration [this does apply

to members of the nomination committee], Committee

members shall also receive an attendance fee of EUR

PROPOSAL #8.: Election of Helmut Gierse to the                   ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #9.: Resolution on an adjustment of the                ISSUER            YES             FOR                  FOR

stock option program 2007 in respect of the persons

entitled to participate in this program and the terms

 of exercise being newly defined, the related

adjustment of the contingent capital 2007/I, and the

corresponding amendment to the Articles of Association

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of Association, the

authorization given by the shareholders' meeting of

18 JUN 2009 to issue bonds shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to issue

bearer or registered bonds of up to EUR 5,000,000,000

 conferring conversion and/or option rights for

shares of the Company of up to EUR 34,079,207, on or

before 23 JUN 2015, shareholders shall be granted

subscription rights except for residual amounts, for

the granting of such rights to holders of option or

conversion rights, and for the issue of bonds

conferring conversion and/or option rights for shares

 of the Company of up to 10% of the share capital at

a price not materially below their theoretical market

 value, the contingent capital 2006/I shall be

adjusted accordingly in respect of the share capital

being now increased by up to EUR 52,351,059 through

the issue of up to 52,351,059 new ordinary shares,

insofar as conversion and/or option rights are

PROPOSAL #11.: Resolution on the creation of                       ISSUER            YES             FOR                  FOR

authorized capital and the corresponding amendment to

 the Articles of Association, the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to increase the share capital

by up to EUR 8,227,472 through the issue of new

ordinary and/or preferred shares [with and without

voting rights] against contributions in cash and/or

kind, on or before 23 JUN 2015 [authorized capital

2010], shareholders' subscription rights may be

excluded for residual amounts, for the issue of

shares against contributions in kind, for the issue

of employee shares, and for a capital increase of up

to 10% of the share capital if the shares are issued

at a price not materially below the market price of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RAKUTEN,INC.

  TICKER:                  N/A                 CUSIP:   J64264104

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Expand Business                 ISSUER            YES             FOR                  FOR

Lines, Increase Board Size to 16

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #4: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan, Authorize Use of Stock Options, and

Authorize Use of Compensation-based Stock Option Plan

 for Directors and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RECKITT BENCKISER GROUP PLC, SLOUGH

  TICKER:                  N/A                 CUSIP:   G74079107

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the 2009 report and financial                ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2: Approve the Director's remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3: Declare the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Adrian Bellamy as a Member of          ISSUER            YES             FOR                  FOR

the Remuneration Committee

PROPOSAL #5: Re-elect Peter Harf                                            ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Colin Day                                              ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Kenneth Hydon as a Member of            ISSUER            YES             FOR                  FOR

the Audit Committee

PROPOSAL #8: Re-elect Judith Sprieser as a Member of         ISSUER            YES             FOR                  FOR

the Remuneration Committee

PROPOSAL #9: Re-elect Richard Cousins as a Member of         ISSUER            YES             FOR                  FOR

the Remuneration Committee

PROPOSAL #10: Elect Warren Tucker as a Member of the         ISSUER            YES             FOR                  FOR

Audit Committee

PROPOSAL #11: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #12: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditor's remuneration

PROPOSAL #13: Approve to renew authority to allot              ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to renew power to disapply            ISSUER            YES             FOR                  FOR

pre-emption rights

PROPOSAL #S.15: Approve to renew authority to                     ISSUER            YES             FOR                  FOR

purchase own shares

PROPOSAL #S.16: Approve the calling of general                   ISSUER            YES             FOR                  FOR

meetings on 14 day's clear notice

PROPOSAL #S.17: Amend the Company's Articles of                 ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REDECARD S A

  TICKER:                  N/A                 CUSIP:   P79941103

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Articles 16, 18 and 19 and              ISSUER            YES             FOR                  FOR

adjustments to the wording in Articles 9, 29, 30, 32,

 34 and 36 of the Corporate By-laws

PROPOSAL #2: Amend the Redecard Stock Option Plan               ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REDECARD S A

  TICKER:                  N/A                 CUSIP:   P79941103

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine, discuss and vote            ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements and Independent Auditors and

Finance Committee report relating to FY ending 31 DEC

 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

profit from the FY and the balance of the retained

profit reserve account

PROPOSAL #3.: Election of the Members of the Board of        ISSUER            YES             FOR                  FOR

 Directors and approve to re-elect the Chairperson of

 the Board of Directors, in accordance with the terms

 of Article 13, 8 of the Corporate Bylaws, note under

 the terms of the applicable legislation

PROPOSAL #4.: Approve to set the global remuneration         ISSUER            YES             FOR                  FOR

of the Board of Directors, the Independent Auditors

and the Directors

PROPOSAL #5.: Approve to substitute the newspaper in         ISSUER            YES             FOR                  FOR

which the notices ordered by Law Number 6404 76 must

be published

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REDECARD SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P79941103

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to decide regarding the                       ISSUER            YES             FOR                  FOR

recomposition of the Board of Directors of the

Company, for the period of 2 year term in office

currently underway, which will last until those who

are elected in 2012 take office

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REINET INVESTMENTS SCA, LUXEMBOURG

  TICKER:                  N/A                 CUSIP:   L7925N152

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the General                 ISSUER             NO              N/A                  N/A

Partner to the shareholders; the report of the Board

of Overseers; and the reports by the Independent

Auditors of the Company in respect of the statutory

financial statements of the Company and in respect of

 the consolidated financial statements for the

accounting period ended 31 MAR 2009

PROPOSAL #2.: Approve the statutory financial                     ISSUER             NO              N/A                  N/A

statements of the Company for the accounting period

ended 31 MAR 2009

PROPOSAL #3.: Approve the consolidated financial                ISSUER             NO              N/A                  N/A

statements of the Company for the accounting period

ended 31 MAR 2009

PROPOSAL #4.: Approve the release of the non-                      ISSUER             NO              N/A                  N/A

distributable reserve of EUR 771707000 created in

connection with the reductions of capital on 20 OCT

2008 and 03 NOV 2008 to retained earnings

PROPOSAL #5.: Approve the proposed appropriation of          ISSUER             NO              N/A                  N/A

the retained earnings of the Company at 31 MAR 2009,

including the amounts transferred from the non-

distributable reserve, as specified

PROPOSAL #6.: Grant discharge to the general partner         ISSUER             NO              N/A                  N/A

from its obligations in respect of the accounting

period ended 31 MAR 2009 and to discharge the members

 of the Board of Overseers who held office in respect

 of the accounting period ended 31 MAR 2009 from

their obligations

PROPOSAL #7.: Elect Messrs. Johann P. Rupert,Alan              ISSUER             NO              N/A                  N/A

Grieve, Eloy Michotte, Joachim SchwenkeBoard as the

Board of Overseers for the financial year ending 31

MAR 2010

PROPOSAL #8.: Approve to fix the remuneration of the         ISSUER             NO              N/A                  N/A

Board of Overseers in respect of the financial year

ending 31 MAR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE CAPITAL LTD

  TICKER:                  N/A                 CUSIP:   Y72561114

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited balance sheet as at          ISSUER            YES             FOR                  FOR

31 MAR 2009, profit and loss account for the YE on

that date and the reports of the Board of Directors

and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Shri. C.P. Jain as a as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Appoint M/s. Chaturvedi and Shah,                 ISSUER            YES             FOR                  FOR

Chartered Accountants, and M/s. B'S R and Company,

Chartered Accountants, as the Statutory Auditors of

the Company, to hold office from the conclusion of

this AGM until the conclusion of the next AGM of the

Company on such remuneration as may be fixed by the

Board of Directors

PROPOSAL #5.: Appoint, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Section 255 and other applicable provisions, if any

of the Companies Act 1956 and such other approvals as

 may be necessary, Shri. Anil Dhirubhai Ambani as a

Director not liable to retire by rotation

PROPOSAL #6.: Appoint Shri. P.N. Ghatalia as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #S.7: Authorize the Board, pursuant to                 ISSUER            YES         AGAINST           AGAINST

Section 81 (1A) and all other applicable provisions

of the Companies Act, 1956 [including any statutory

modification, or re-enactment thereof, for the time

being in force] and enabling provisions of the

Memorandum and Articles of Association of the

Company, the Listing Agreements entered into with the

 Stock Exchanges and subject to the provisions of the

 Chapter XIII-A of the SEBI [Disclosure and Investor

Protection] Guidelines 2000 ['SEBI DIP Guidelines]

the provisions of the Foreign Exchange Management

Act, 1999 and the Foreign Exchange Management

[Transfer or issue of security by a person resident

outside India] regulations 2000, applicable rules,

regulations, guidelines or laws and/or any approval,

consent, permission or sanction of the Central

Government Reserve Bank of India and any other

appropriate authorities, institutions or bodies

[hereinafter collectively referred to as the

'appropriate authorities] and subject to such

conditions as may be prescribed by any of them while

granting any such approval, consent, permission,

and/or sanction [hereinafter referred to as the

'requisite approvals'], which may be agreed to by the

 Board of Directors of the Company [hereinafter

called the 'Board' which term shall be deemed to

include any committee which the Board may have

constituted or hereinafter constitute to exercise its

 power including the power conferred by this

resolution] to issue, offer and allot equity

shares/fully convertible debentures/partly

convertible debentures/non convertible debentures

with warrants/ any other securities [other than

warrants] which are convertible into or exchangeable

with equity shares on such date as may be determined

by the Board but not later than 60 months from the

date of allotment [collectively referred to as QIP

Securities], to the qualified Institutional Buyers

[QIBs] as per the SEBI DIP guidelines, on the basis

of placement document(s), at such time or times in

one or more tranche or tranches, at par or at such

price or prices and on such terms and conditions and

in such manner as the Board may in its absolute

discretion determine, in consultation with the Lead

Managers, Advisors or other intermediaries, provided

however that the issue of securities as above shall

not result in increase of the issued and subscribed

equity share capital of the Company by more than 25%

of the then issued and subscribed equity shares of

the Company; the relevant date for the determination

of applicable price for the issue of the QIP

Securities shall be the date on which the Board of

the Company decide to open the proposed issue or the

date on which the holder of securities which are

convertible into or exchangeable with equity shares

at a later date becomes entitle to apply for the said

 shares, as the case may be [relevant date]; to issue

 and allot such number of equity shares as may be

required to be issued and allotted upon conversion of

 any securities referred to above or as may be

necessary in accordance with the terms of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RIO TINTO PLC

  TICKER:                  N/A                 CUSIP:   G75754104

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's financial                       ISSUER            YES             FOR                  FOR

statements and the report of the Directors and

Auditors for the YE 31 DEC 2009

PROPOSAL #2: Recieve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009 as set out in the 2009 annual report

PROPOSAL #3: Election of Robert Brown as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Ann Godbehere as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Sam Walsh as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Guy Elliott as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Michael Fitzpatrick as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-elect Lord Kerr as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as Auditors of the Company to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company and to authorize the Audit

Committee to determine the Auditors' remuneration

PROPOSAL #10: Authorize the Directors pursuant to and        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006  the 2006 Act  to exercise all the powers of the

 Company to allot shares or grant rights to subscribe

 for or convert any securities into shares: i) up to

an aggregate nominal amount of GBP 50,321,000; ii)

comprising equity securities  as specified in the

2006 Act  up to a further nominal amount of GBP

50,321,000 in connection with an offer by way of a

rights issue; such authorities to apply in

substitution for all previous authorities pursuant to

 Section 80 of the Companies Act 1985 and to expire

on the later of 15 APR 2011 and the date of the 2011

AGM but, in each case, so that the Company may make

offers and enter into agreements during this period

which would, or might, require shares to be allotted

or rights to subscribe for or to CONTD..

PROPOSAL #11: Authorize the Directors, subject to the        ISSUER            YES             FOR                  FOR

 passing of Resolution 10 above, to allot equity

securities  as specified in the 2006 Act  wholly for

cash: i) pursuant to the authority given by Paragraph

 (i) of Resolution 10 above or where the allotment

constitutes an allotment of equity securities by

virtue of Section 560(3) of the 2006 Act in each

case: a) in connection with a pre-emptive offer; and

b) otherwise than in connection with a pre-emptive

offer, up to an aggregate nominal amount of GBP

9,803,000; and ii) pursuant to the authority given by

 Paragraph (ii) of Resolution 10 above in connection

with a rights issue, as if Section 561(1) of the 2006

 Act did not apply to any such allotment; such

authority shall expire on the later of 15 APR 2011

and the date of the 2011 AGM, but so that the Company

 may make offers and enter into CONTD..

PROPOSAL #12: Authorize: (a) the Company, Rio Tinto          ISSUER            YES             FOR                  FOR

Limited and any subsidiaries of Rio Tinto Limited, to

 purchase ordinary shares of 10p each issued by the

Company RTP Ordinary Shares , such purchases to be

made in the case of the Company by way of market

purchase  as specified in Section 693 of the 2006 Act

 , provided that this authority shall be limited: i)

so as to expire on the later of 15 APR 2011 and the

date of the 2011 AGM, unless such authority is

renewed prior to that time  except in relation to the

 purchase of RTP ordinary shares, the contract for

which was concluded before the expiry of such

authority and which might be executed wholly or

partly after such expiry ; ii) so that the number of

RTP ordinary shares which may be purchased pursuant

to this authority shall not exceed 152,488,000; iii)

so that the maximum price payable CONTD.

PROPOSAL #13: Approve the general meeting other than         ISSUER            YES             FOR                  FOR

an AGM may be called on not less than 14 clear days

notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROCHE HOLDING LTD

  TICKER:                  N/A                 CUSIP:   H69293217

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual report,                ISSUER             NO              N/A                  N/A

annual financial statement and the Group's annual

financial statement for 2009, as well as the

compensation report

PROPOSAL #2.: Resolution on the discharge of the                ISSUER             NO              N/A                  N/A

Members of the Administrative Board

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

net profit of Roche Holdings AG

PROPOSAL #4.: Election to the Administrative Board             ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of the Financial Auditor                  ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROHM COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   J65328122

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROLLS-ROYCE GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G7630U109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Directors's report and                 ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the Director's remuneration                ISSUER            YES             FOR                  FOR

report for the YE DEC 31 2009

PROPOSAL #3: Re-elect Peter Byrom as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #4: Re-elect Professor Peter Gregson as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Re-elect Helen Alexander as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #6: Re-elect Dr. John McAdam as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7: Re-elect Andrew Shilston as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8: Re-appoint the Auditors and to authorize        ISSUER            YES             FOR                  FOR

 the Directors to agree their remuneration

PROPOSAL #9: Authorize the allotment and issue of              ISSUER            YES             FOR                  FOR

Company Shares

PROPOSAL #10: Authorize political donations and                 ISSUER            YES             FOR                  FOR

political expenditure

PROPOSAL #S.11: Approve to accept new Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.12: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings on not less than 14 clear day's

PROPOSAL #S.13: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to display pre-emption rights        ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own Ordinary Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SABMILLER PLC

  TICKER:                  N/A                 CUSIP:   G77395104

  MEETING DATE:      7/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                     ISSUER            YES         AGAINST           AGAINST

statements for the YE 31 MAR 2009, together with the

reports of the Directors and the Auditors therein

PROPOSAL #2.: Receive and approve the Directors'                ISSUER            YES             FOR                  FOR

Remuneration Report 2009 contained in the Annual

Report for the YE 31 MAR 2009

PROPOSAL #3.: Elect Dr. D. F. Moyo as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #4.: Re-elect Mr. J. M. Kahn as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5.: Re-elect Lord Fellowes as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect Mr. G.C. Bible as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7.: Re-elect Ms. M. E. Doherty as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #8.: Re-elect Mr. M. Q. Morland as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #9.: Re-elect Mr. C. A. Perez Davila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-elect Mr. M. C. Ramaphosa as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #11.: Re-elect Mr. A. Santo Domingo Davila          ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #12.: Declare a final dividend of 42 US                ISSUER            YES             FOR                  FOR

cents per share in respect of the year ended 31 MAR

2009 payable on 28 AUG 2009 to shareholders on the

register of members at the close of business on 21

AUG 2009 in South Africa and the United Kingdom

PROPOSAL #13.: Re-appoint PricewaterhouseCoopers LLP         ISSUER            YES         AGAINST           AGAINST

as Auditors to hold office until the conclusion of

the next general meeting at which accounts are laid

before the Company

PROPOSAL #14.: Authorize the Directors to determine          ISSUER            YES         AGAINST           AGAINST

the remuneration of the Auditors

PROPOSAL #15.: Authorize the Directors under section         ISSUER            YES             FOR                  FOR

80 of the Companies Act 1985 to allot relevant

securities

PROPOSAL #S.16: Authorize the Directors under section        ISSUER            YES             FOR                  FOR

 89 of the Companies Act 1985 to allot ordinary

shares for the cash otherwise than pro rate to all

shareholders

PROPOSAL #S.17: Authorize the Directors to make                 ISSUER            YES             FOR                  FOR

market purchases of ordinary shares USD 0.10 each in

the capital of the Company

PROPOSAL #S.18: Approve the calling of GM, other than        ISSUER            YES             FOR                  FOR

 an AGM on not less than 14 clear days notice

PROPOSAL #S.19: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company with effect from 1 OCT 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SABMILLER PLC

  TICKER:                  N/A                 CUSIP:   G77395104

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon the approval of Resolution 2 set out below:

(a)the transaction [as defined and described in the

Circular dated 09 DEC 2009 form the Company to its

shareholders [the Circular]]; (b) to authorize the

Directors, if they shall see fit to do so, to

implement; the arrangement set out in the Exchange

Agreement and the implementation Agreement [each as

defined in the Circular] and the deeds and

instruments ancillary thereto; and the additional

arrangements contemplated in the circular so that the

 transaction [as outlined in the Circular] can be

carried into effect in accordance with the

arrangements described in the Circular, with such

non-material modifications as the Directors may think

 fit; and (c) to authorize the Directors, pursuant to

 Section 551 of the Companies Act 2006 and in

addition to any previously existing authority

conferred upon the Directors of the Company under

that Section [or under Section 80 of the Companies

Act 1985], to allot ordinary shares for the purposes

of the transaction as described in the Circular, up

to an aggregate nominal amount of USD 16,519,600.20;

[Authority expiries at the end of 13 JAN 2015]; save

that the Company may allot ordinary shares for these

purposes pursuant to the Exchange Agreement [as

defined in the Circular] after that date as if the

PROPOSAL #2.: Authorize the Directors of the South            ISSUER            YES             FOR                  FOR

African Breweries Limited, subject to and conditional

 upon the approval of Resolution 1 as set above, to

adopt The SAB Zenzele Employee Trust, the principal

features of which are described in Part 2 of the

Circular dated 09 DEC 2009 from the Company to its

shareholders, and do all acts and things necessary to

 implement The SAB Zenzele Employee Trust, including

the making of any changes to the Trust Deed as may be

 necessary to obtain any approvals the Directors of

the South African Breweries Limited or of the Company

 may consider necessary or desirable and/or to take

account of the requirements of the London Stock

Exchange plc and/or the requirements of any other

stock exchange on which any shares or depository

receipts of SAB Miller plc from time to time be listed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SABMILLER PLC

  TICKER:                  N/A                 CUSIP:   G77395104

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a Scheme of Arrangement,                   ISSUER            YES             FOR                  FOR

pursuant to Part 26 of the Companies Act 2006, to be

made between the Company and the holders of its

ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG ELECTRS LTD

  TICKER:                  N/A                 CUSIP:   Y74718100

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Election of Lee, Inho as an outside            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Election of Lee, Inho as an Audit                ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #3: Approve the remuneration for Director             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG FIRE & MARINE INSURANCE CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y7473H108

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 60th income statement,                 ISSUER            YES             FOR                  FOR

balance sheet, proposed disposition of retained

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3.1: Election of Jong Sung lee as an                   ISSUER            YES             FOR                  FOR

Internal Director

PROPOSAL #3.2: Election of Jae Sik Lee as an Internal        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #4: Election of the Member of audit                       ISSUER            YES         AGAINST           AGAINST

committee (one person) Internal Director Jae-Sik Lee

PROPOSAL #5: Approve of remuneration limit for                   ISSUER            YES             FOR                  FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANDVIK AB, SANDVIKEN

  TICKER:                  N/A                 CUSIP:   W74857165

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the Meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Attorney Sven Unger as a              ISSUER            YES             FOR                  FOR

Chairman of the Meeting

PROPOSAL #3: Approve the preparation and approval of         ISSUER            YES             FOR                  FOR

the voting list

PROPOSAL #4: Election of one or two persons to                   ISSUER            YES             FOR                  FOR

countersign the minutes

PROPOSAL #5: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the examination of whether the          ISSUER            YES             FOR                  FOR

meeting has been duly convened

PROPOSAL #7: Presentation of the annual report, the          ISSUER             NO              N/A                  N/A

Auditor's report and the group accounts and the

Auditors report for the group

PROPOSAL #8: Approve the speech by the President                ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the resolution in respect of              ISSUER            YES             FOR                  FOR

adoption of the profit and loss account, the balance

sheet, the consolidated profit and loss account and

the consolidated balance sheet

PROPOSAL #10: Approve the resolution in respect of            ISSUER            YES             FOR                  FOR

discharge from liability of the Board Members and the

 President for the period to which the accounts relate

PROPOSAL #11: Approve a dividend of SEK 1 per share;         ISSUER            YES             FOR                  FOR

07 MAY 2010 is as the record day; if the meeting

approves this proposal, it is estimated that the

dividend payments will be distributed by Euroclear

Sweden AB on 12 MAY 2010

PROPOSAL #12: Approve the determination of eight                ISSUER            YES             FOR                  FOR

Board Members and no Deputy Members

PROPOSAL #13: Approve the determination of fees to            ISSUER            YES             FOR                  FOR

the Board of Directors and the Auditor as specified

PROPOSAL #14: Election of Lars Westerberg as a new            ISSUER            YES             FOR                  FOR

Board Member and re-election of Board

PROPOSAL #15: Approve that the Company is to have a          ISSUER            YES             FOR                  FOR

Nomination Committee comprised of one representative

from each of the four largest shareholders in terms

of votes and the Chairman of the Board of Directors

convener ; the Nomination Committee has, in addition,

 the possibility to call in one co-opted Member to

the Nomination Committee from the Board Members if

required; at the formation of the Nomination

Committee, the shareholding in the Company, based on

information from Euroclear Sweden AB on the last

banking day of August 2010, is to determine the

largest shareholders in terms of votes; the

composition of the Nomination Committee is to be

announced as soon as it is appointed; the Chairman of

 the Nomination Committee is CONTD.

PROPOSAL #16: Approve the guidelines for remuneration        ISSUER            YES         AGAINST           AGAINST

 to Executive Management formulated to ensure that

the Sandvik Group from a global perspective can offer

 market level and competitive remuneration that

attracts and retains qualified employees in Sandvik's

 Group Executive Management as specified

PROPOSAL #17: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAP AG, WALLDORF/BADEN

  TICKER:                  N/A                 CUSIP:   D66992104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements, the Group annual report, and the reports

 pursuant to Sections 289(4), 289(5) and 315(4) of

the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 4,304,693,525.47 as

follows: Payment of a dividend of EUR 0.50 per no-par

 share EUR 3,709,817,665.47 shall be carried forward

Ex-dividend and payable date: 09 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the new compensation system        ISSUER            YES             FOR                  FOR

 for the Board of Managing Directors, to be found on

the Company's web site

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: KPMG AG, Berlin

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association: a) Section 4(1), in respect of the

Company's share capital being EUR 1,226,039,608 and

divided into 1,226,039,608 no-par shares, b) Section

4(6)1, in respect of the share capital being

increased by up to EUR 35,456,908 through the issue

of up to 35,456,908 bearer no-par shares (contingent

capital IIIa), c) Section 4(10)1, in respect of the

share capital being in creased by up to EUR

72,119,440 through the issue of up to 72,119,440

bearer no-par shares (contingent capital VI)

PROPOSAL #8.A: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 17 (3) of the Articles of Incorporation

PROPOSAL #8.B: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 18 (2) of the Articles of Incorporation

PROPOSAL #8.C: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Supplement to

Section 18 of the Articles of Incorporation to allow

online participation

PROPOSAL #8.D: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Supplement to

Section 18 of the Articles of Incorporation to allow

postal voting

PROPOSAL #8.E: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 19 (2) of the Articles of Incorporation

PROPOSAL #8.F: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 20 (4) of the Articles of Incorporation

PROPOSAL #9.A: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Deletion of paragraphs (5) and (7) of

Section 4 of the current version of the Articles of

Incorporation (Authorized Capital I and II)

PROPOSAL #9.B: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Cancellation of the existing Authorized

Capital Ia and the creation of new Authorized Capital

 I and on the corresponding amendment to Section 4 of

 the Articles of Incorporation

PROPOSAL #9.C: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Cancellation of the existing Authorized

Capital IIa and on the creation of new Authorized

Capital II and on the corresponding amendment to

Section 4 of the Articles of Incorporation

PROPOSAL #10.: Resolution on the creation of an                 ISSUER            YES             FOR                  FOR

authorized capital III and the corresponding

amendment to the Articles of Association, the Board

of Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 30,000,000 through the

issue of new bearer no-par shares to employees of the

 Company and its affiliates against contributions in

cash and/or kind, on or before 07 JUN 2015,

shareholders subscription rights shall be excluded

PROPOSAL #11.: Authorization to acquire own shares,          ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to EUR 120,000,000, at a price neither more

than 10% above, nor more than 20% below, the market

price of the shares, on or before 30 JUN 2013, the

Board of Managing Directors shall be authorized to

sell the shares on the stock exchange and to offer

them to the shareholders for subscription, to dispose

 of the shares in another manner if they are sold at

a price not materially below their market price, to

offer the shares to third parties for acquisition

purposes, to retire the shares, to use the shares

within the scope of the Company's stock option and

incentive plans, or for satisfying conversion and

option rights, and to offer the shares to employees

of the Company and its affiliates

PROPOSAL #12.: Resolution on the remuneration for the        ISSUER            YES             FOR                  FOR

 Supervisory and the corresponding amendment to the

Articles of Association as of the 2010 FY, the

chairman of the Supervisory Board shall receive a

fixed annual remuneration of EUR 100,000, the deputy

chairman EUR 70,000, and every other Board member EUR

 50,000, members of the Audit Committee shall

receive, in addition, a fixed annual remuneration of

EUR 15,000 (the chairman EUR 25,000) and members of

another committee EUR 10,000 (the committee chairmen

EUR 20,000), furthermore, the chairman of the

Supervisory Board shall receive a variable

remuneration of EUR 10,000, the deputy chairman EUR

8,000 and the every other Board member EUR 6,000 for

every EUR 0.01 of the dividend per share in excess of

 EUR 0.40, however, the total annual remuneration may

 not exceed EUR 250,000 for the chairman of the

Supervisory Board, EUR 200,000 for the deputy

chairman, and EUR 150,000 for every other Supervisory

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SASOL LTD

  TICKER:                  N/A                 CUSIP:   803866102

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual financial statements        ISSUER            YES             FOR                  FOR

 for the YE 30 JUN 2009

PROPOSAL #2.1: Re-elect B.P. Connellan as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect H.G. Dijkgraaf as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect V.N. Fakude as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-elect I.N. Mkhize as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Re-elect T.A. Wixley as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-elect C. Beggs as a Director in              ISSUER            YES             FOR                  FOR

terms of Article 75 H

PROPOSAL #3.2: Re-elect M.J.N. Njeke as a Director in        ISSUER            YES             FOR                  FOR

 terms of Article 75 H

PROPOSAL #4.: Re-appoint KPMG Inc as the Auditors               ISSUER            YES             FOR                  FOR

PROPOSAL #5.S.1: Authorize the Directors to approve a        ISSUER            YES             FOR                  FOR

 general repurchase of the Company's ordinary shares

PROPOSAL #6.O.1: Approve to revise the annual                     ISSUER            YES             FOR                  FOR

emoluments payable by the Company or its subsidiaries

 to Non Executive Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SBM OFFSHORE NV

  TICKER:                  N/A                 CUSIP:   N7752F148

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Receive the report of the Management              ISSUER             NO              N/A                  N/A

Board for the FY 2009

PROPOSAL #3: Receive the report of the Supervisory            ISSUER             NO              N/A                  N/A

Board and of its sub-committees for the FY 2009

PROPOSAL #4.1: Adopt the annual accounts                              ISSUER             NO              N/A                  N/A

PROPOSAL #4.2: Approve that in accordance with the            ISSUER             NO              N/A                  N/A

dividend policy of the Company, a total dividend of

USD 0.67 (2008: USD 0.93) per ordinary share is

proposed out of the net result of the Company's

continuing operations, realized in the period 01 JAN

2009 through 31 DEC 2009, the pay out amounts to 50%

(2008: 60%, exceptionally payable 50% in cash and 50%

 in stock), the ex-dividend date will be 16 APR 2010,

 the record date will be CONTD.

PROPOSAL #5.1: Summary of the Corporate Governance            ISSUER             NO              N/A                  N/A

policy

PROPOSAL #5.2: Approve to install a new Technical              ISSUER             NO              N/A                  N/A

Committee to enable the Supervisory Board to have a

better understanding of the Company's exposure to

technical risks and to facilitate its supervisory

duties of technical and project management matters,

the Technical Committee will consist of 2 Members of

the Supervisory Board, Mr. T. Ehret (Chairman) and

Mr. R. Van Gelder, it is proposed to award the CONTD.

PROPOSAL #6.1: Grant discharge to the Managing                   ISSUER             NO              N/A                  N/A

Directors for their management during 2009

PROPOSAL #6.2: Grant discharge to the Supervisory              ISSUER             NO              N/A                  N/A

Directors for their supervision during 2009

PROPOSAL #7: Appointment of KPMG Accountants N.V. as         ISSUER             NO              N/A                  N/A

the External Auditor of the Company

PROPOSAL #8.1: Authorize the Management Board, in              ISSUER             NO              N/A                  N/A

accordance with Article 4 of the Company's Articles

of Association, subject to the approval of the

Supervisory Board, to issue ordinary shares and to

grant rights to subscribe for ordinary shares, the

authorization will be limited to 10% of the issued

ordinary shares as at the time of this authorization,

 which percentage will be increased to 20% in case of

 mergers and acquisitions, and to allow to react in a

 timely way with regard to the financing of the

Company;  Authority expires after 18 months ; in

accordance with the current Corporate Governance

practice, starting after approval of the proposed

resolution

PROPOSAL #8.2: Approve to designate, in accordance            ISSUER             NO              N/A                  N/A

with Article 6 of the Company's Articles of

Association, the Management Board as the Corporate

Body authorized, subject to the approval of the

Supervisory Board, to restrict or to exclude pre-

emption rights in connection with the issue of/grant

of rights to subscribe for ordinary shares in

accordance with Article 96, Book 2 of the Dutch Civil

 Code, as it is the case for the proposal referred to

 under resolution 8.1, the designation is limited to

a period of 18 months, in order for this proposal to

be approved, a majority of at least 2/3 is required

if less than 50% of the issued share capital is

represented at the meeting, if half or more of the

issued share capital is represented, a simple

majority is sufficient

PROPOSAL #9: Authorize the Management Board, in                 ISSUER             NO              N/A                  N/A

accordance with Article 7 of the Company's Articles

of Association, subject to the approval of the

Supervisory Board, and without prejudice to the

provisions of Article 98, Book 2 of the Dutch Civil

Code, to acquire ordinary shares representing a

maximum of 10% of the Company's issued share capital,

 with regard to the ordinary shares, the mandate is

requested to acquire ordinary shares at a CONTD.

PROPOSAL #10.1: The end-of-term resignation of Mr.            ISSUER             NO              N/A                  N/A

L.J.A.M. Ligthart as the Vice-Chairman and the Member

 of the Supervisory Board

PROPOSAL #10.2: Appointment, in accordance with                 ISSUER             NO              N/A                  N/A

Article 23 of the Articles of Association of the

Company, of Mr. F.J.G.M. Cremers as a Member of the

Supervisory Board for a period of 4 years, expiring

at the AGM of Shareholders of 2014; if the general

meeting appoints Mr. F.J.G.M. Cremers as a member of

the Supervisory Board, Mr. F.J.G.M. Cremers will also

 be appointed by the Supervisory Board as chairman of

 the Audit Committee

PROPOSAL #11: Communications and questions                           ISSUER             NO              N/A                  N/A

PROPOSAL #12: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHNEIDER ELECTRIC SA, RUEIL MALMAISON

  TICKER:                  N/A                 CUSIP:   F86921107

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's accounts for the         ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #2.: Approve the consolidated accounts for          ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #3.: Approve the allocation of income for            ISSUER            YES             FOR                  FOR

the year, setting of the dividend and option of

dividend payment in shares

PROPOSAL #4.: Approve the report on regulated                     ISSUER            YES             FOR                  FOR

agreements and commitments concluded in 2009 or

during previous years

PROPOSAL #5.: Approve the profit by M. Emmanuel                 ISSUER            YES             FOR                  FOR

Babeau under the additional pension scheme for French

 Directors in the Group

PROPOSAL #6.: Approve to renew the mandate of a                 ISSUER            YES         AGAINST           AGAINST

member of the Board of Directors, M. Henri Lachmann

PROPOSAL #7.: Approve to renew the mandate of a                 ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. Serge Weinberg

PROPOSAL #8.: Approve to renew the mandate of a                 ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. Gerard Martiniere

PROPOSAL #9.: Approve to renew the mandate of a                 ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. Noel Forgeard

PROPOSAL #10.: Approve to renew the mandate of a                ISSUER            YES             FOR                  FOR

member of the Board of Directors, Mme. Cathy Kopp

PROPOSAL #11.: Approve to renew the mandate of a                ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. James Ross

PROPOSAL #12.: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

the Ernst and Young ET Autre's as Statutory Auditor

for a 6 year period

PROPOSAL #13.: Appointment of the Ernst and Young ET         ISSUER            YES             FOR                  FOR

Autre's as a Deputy Auditor of the Company, the

Company Auditex for a 6 year period

PROPOSAL #14.: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

the Company Mazars as the Statutory Auditor for a 6

year period

PROPOSAL #15.: Appointment of the 'Mazars', Mr.                 ISSUER            YES             FOR                  FOR

Thierry Blanchetier as the Deputy Auditor of the

Company for  A 6-year period

PROPOSAL #16.: Authorize the company to purchase its         ISSUER            YES             FOR                  FOR

own shares: maximum share price EUR 100

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide, with a view to increasing, with suppression

of the preferential subscription right, and as part

of an odder as specified in II of Article L. 411-2 of

 the Code Monetaire et Financier [Monetary and

Financial Code], capital stock within a nominal limit

 of 100 million Euros [5% of capital stock], through

the issue of ordinary shares or any financial

security, granting access to capital stock by the

company or one of its subsidiaries, whose issue price

 will be set by the Board of Directors in accordance

with the procedures determined by the General Meeting

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock reserved for employees who

belong to the Company Savings Plan

PROPOSAL #E.19: Approve the increase in capital stock        ISSUER            YES             FOR                  FOR

 reserved for one category of beneficiaries: in

favour of employees of foreign companies within the

Group: either directly, or via entities acting on

PROPOSAL #E.20: Powers for formalities                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEKISUI CHEMICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J70703137

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SGS SA

  TICKER:                  N/A                 CUSIP:   H7484G106

  MEETING DATE:      3/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and the                 ISSUER            YES             FOR                  FOR

accounts of SGS SA and of the SGS Group

PROPOSAL #2.: Approve the 2009 remuneration report            ISSUER            YES         AGAINST           AGAINST

[Consultative vote]

PROPOSAL #3.: Approve to release of the Board of                ISSUER            YES             FOR                  FOR

Directors and the Management

PROPOSAL #4.: Approve the appropriation of profits            ISSUER            YES             FOR                  FOR

resulting from the balance sheet of SGS SA

PROPOSAL #5.A: Election of Sergio Marchionne to the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.B: Election of Tiberto Ruy Brandolini D          ISSUER            YES         AGAINST           AGAINST

Adda to the Board of Directors

PROPOSAL #5.C: Election of August Von Finck to the            ISSUER            YES         AGAINST           AGAINST

Board of Directors

PROPOSAL #5.D: Election of August Francois Von Finck         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.E: Election of Peter Kalantzis to the              ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.F: Election of Thomas Limberger to the            ISSUER            YES         AGAINST           AGAINST

Board of Directors

PROPOSAL #5.G: Election of Shelby R. Du Pasquier to          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #5.H: Election of Carlo Barel Di Sant Albano        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors

PROPOSAL #6.: Election of Deloitte SA as the Auditors        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Ad-hoc                                                                 ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHERRITT INTERNATIONAL CORPORATION

  TICKER:                  SHERF             CUSIP:   823901103

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: IAN W. DELANEY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL F. GARVEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. PETER GILLIN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THE HON. MARC LALONDE                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDYTHE A. (DEE) MARCOUX                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BERNARD MICHEL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN R. MOSES                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DANIEL P. OWEN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SIR PATRICK SHEEHY                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: WITH RESPECT TO THE REAPPOINTMENT OF            ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS AUDITORS AND THE

AUTHORIZATION OF THE DIRECTORS TO FIX THEIR

REMUNERATION:

PROPOSAL #03: WITH RESPECT TO THE ORDINARY RESOLUTION        ISSUER            YES             FOR                  FOR

 TO INCREASE THE MAXIMUM NUMBER OF COMMON SHARES

RESERVED FOR ISSUANCE UNDER THE CORPORATION'S STOCK

OPTION PLAN BY 5,000,000 TO 17,500,000 COMMON SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIEMENS A G

  TICKER:                  N/A                 CUSIP:   D69671218

  MEETING DATE:      1/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the report of the                 ISSUER             NO              N/A                  N/A

Supervisory Board, the Corporate Governance report,

the compensation report as well as the compliance

report for the 2008/2009 FY

PROPOSAL #2.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the Group financial statements, the Group annual

 report, and the reports pursuant to Sections 289[4]

and 315[4] of the German Commercial Code

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distribution profit of EUR 1,462,725,473.60 as

follows: payment of a dividend of EUR 1.60 per no-par

 share; EUR 75,124,747.20 shall be carried forward;

ex-dividend and payable date: 27 JAN 2010

PROPOSAL #4.A: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Peter Loescher

PROPOSAL #4.B: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Wolfgang Dehen

PROPOSAL #4.C: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Heinrich Hiesinger

PROPOSAL #4.D: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Joe Kaeser

PROPOSAL #4.E: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Barbara Kux [seit 17.11.2008]

PROPOSAL #4.F: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Jim Reid-Anderson [bis

30.11.2008]

PROPOSAL #4.G: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Hermann Requardt

PROPOSAL #4.H: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Siegfried Russwurm

PROPOSAL #4.I: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Peter Y. Solmssen

PROPOSAL #5.A: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Gerhard Cromme

PROPOSAL #5.B: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Berthold Huber

PROPOSAL #5.C: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Ralf Heckmann [bis 27.1.2009]

PROPOSAL #5.D: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Josef Ackermann

PROPOSAL #5.E: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Lothar Adler

PROPOSAL #5.F: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Jean-Louis Beffa

PROPOSAL #5.G: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Gerd von Brandenstein

PROPOSAL #5.H: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Michael Diekmann

PROPOSAL #5.I: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hans Michael Gaul

PROPOSAL #5.J: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Peter Gruss

PROPOSAL #5.K: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Bettina Haller

PROPOSAL #5.L: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hans-Juergen Hartung [seit

27.1.2009]

PROPOSAL #5.M: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Heinz Hawreliuk [bis 31.3.2009]

PROPOSAL #5.N: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Harald Kern

PROPOSAL #5.O: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Nicola Leibinger-Kammueller

PROPOSAL #5.P: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Werner Moenius

PROPOSAL #5.R: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hakan Samuelsson

PROPOSAL #5.S: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Dieter Scheitor

PROPOSAL #5.T: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Rainer Sieg

PROPOSAL #5.U: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Birgit Steinborn

PROPOSAL #5.V: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Lord Iain Vallance of Tummel

PROPOSAL #5.W: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Sibylle Wankel [seit 1. 4. 2009]

PROPOSAL #6.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Members of the Board of Managing Directors

PROPOSAL #7.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: Ernst & Young A G, Stuttgart

PROPOSAL #8.: Authorization to acquire own shares:            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices neither

 more than 10% above, nor more than 20% below, the

market price of the shares, from 01 MAR 2010 to 25

JUL 2011, the Board of Managing Directors shall be

authorized to retire the shares, to use the shares

within the scope of the Company's Stock Option Plans,

 to issue the shares to Employees and Executives of

the Company and its affiliates, to use the shares for

 mergers and acquisitions, to sell the shares at a

price not materially below their market price, and to

 use the shares for satisfying conversion or option

PROPOSAL #9.: Authorization to use derivatives for            ISSUER            YES             FOR                  FOR

the acquisition of own shares supplementary to item

8, the Company shall be authorized to use call and

put options for the purpose of acquiring own shares

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible or warrant bonds, the creation of

new contingent capital, and the corresponding

amendments to the Articles of Association: the Board

of Managing Directors shall be authorized to issue

bonds of up to EUR 15,000,000,000, conferring

convertible or option rights for shares of the

Company, on or before 25 JAN 2015, shareholders shall

 be granted subscription rights, except for the issue

 of bonds conferring convertible and/or option rights

 for shares of the Company of up to 10% of the share

capital at a price not materially below their

theoretical market value, for residual amounts, for

the granting of subscription rights to holders of

previously issued convertible or option rights, and

for the issue of bonds against payment in kind,

especially in connection with mergers and

acquisitions, the Company's share capital shall be

increased accordingly by up to EUR 600,000,000

through the issue of up to 200,000,000 new registered

 no-par shares, insofar as convertible or option

rights are exercised, the authorization given by the

shareholders' meeting of 27 JAN 2009, to issue

convertible or warrant bonds and the corresponding

authorization to create a contingent capital 2009

shall be revoked

PROPOSAL #11.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association: a] Section 18[3], in respect of

shareholders whose combined shares amount to at least

 one twentieth of the share capital being entitled to

 request in writing the convening of a shareholders'

meeting stating the purpose and the reasons for the

meeting; b] Section 19[5], in respect of the Board of

 Managing Directors being authorized to allow

shareholders to participate in a shareholders'

meeting by way of electronic means of communication;

c] Section 19[6], in respect of the Board of Managing

 Directors being authorized to provide for the

shareholders to exercise their right to vote, without

 participating at the meeting, in writing or by way

of electronic means of communication; d] Section

21[6] - deletion Section 19[7], in respect of the

chairman of the shareholders' meeting being

authorized to permit the audiovisual transmission of

the shareholders' meeting; e] Section 19[3]3, in

respect of the Company also being authorized to

announce shorter periods measured in days in the

notice of shareholders' meeting; f] Section 20, in

respect of proxy-voting instructions being

issued/withdrawn in writing; g] Section 21, in

respect of the chairman of the shareholders' meeting

determining the order of agenda items and the

sequence of voting; h] Section 24[3], in respect of

the documents being made available electronically on

the Company's website instead of physically

PROPOSAL #12.A: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Karl-Hermann Baumann in

which the latter agrees to pay a compensation of EUR

1,000,000 to the Company shall be approved

PROPOSAL #12.B: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Johannes Feldmayer in

which the latter agrees to pay a compensation of

approximately EUR 3,000,000 to the Company shall be

approved

PROPOSAL #12.C: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Klaus Kleinfeld in which

the latter agrees to pay a compensation of EUR

2,000,000 to the Company shall be approved

PROPOSAL #12.D: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Edward G. Krubasik

in which the latter agrees to pay a compensation of

EUR 500,000 to the Company shall be approved

PROPOSAL #12.E: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Rudi Lamprecht in which the

latter agrees to pay a compensation of EUR 500,000 to

 the Company shall be approved

PROPOSAL #12.F: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Heinrich V. Pierer

in which the latter agrees to pay a compensation of

EUR 5,000,000 to the Company shall be approved

PROPOSAL #12.G: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Juergen Radomski in which

 the latter agrees to pay a compensation of EUR

3,000,0 00 to the Company shall be approved

PROPOSAL #12.H: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Uriel Sharef in which the

 latter agrees to pay a compensation of EUR 4,000,000

 to the Company shall be approved

PROPOSAL #12.I: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Klaus Wucherer in

which the latter agrees to pay a compensation of EUR

500, 000 to the Company shall be approved

PROPOSAL #13.: Approval of the settlement agreement          ISSUER            YES             FOR                  FOR

with D&O insurance carriers the settlement agreement

between the Company and the D&O insurance carriers

Allianz global Corporate & Speciality AG, Zurich

Versicherung AG [Deutschland], Ace European Group

Limited, Liberty Mutual Insurance Europe Limited, and

 Swiss Re International Se, in which the insurance

carriers agree to pay up to EUR 100,000,000 to the

Company for the settlement of claims of the Company

in connection with the acts of corruption shall be

approved

PROPOSAL #14.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Adjustment of the remuneration

for the Supervisory Board and the corresponding

amendment to the Articles of Association; each member

 of the Supervisory Board shall receive a fixed

annual remuneration of EUR 50,000, the chairman of

the Supervisory Board shall receive 4 times, and

every deputy chairman, twice this amount, in

addition, every member of the audit committee and the

 chairman committee shall receive one-half of the

abovementioned amount [the committee chairmen shall

receive the full amount], furthermore, each member of

 the compliance committee and the finance and

investment committee shall receive an additional

remuneration of one-fourth of the abovementioned

amount [the committee chairmen shall receive one-half

 of the amount], the members of the Supervisory Board

 shall also receive an attendance fee of EUR 1,000

per Supervisory Board meeting or committee meeting,

the fixed annual remuneration shall be adjusted

annually on the basis of the average development of

wages and salaries within the Company, furthermore,

the Company shall take out D&O insurance policies for

 the members of the Supervisory Board, the premium

for this insurance policy shall be paid by the

Company, the policy shall provide for a deductible of

 10% of damages up to a maximum of one-and-a-half

times the fixed annual remuneration for the

Supervisory Board, the Board of Managing Directors

PROPOSAL #15.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Amendment to Section 2 of the

Articles of Association, as follows: when making

decisions, the Company shall take the interests of

all stakeholders into consideration: Shareholders,

Employees, Customers, and Suppliers, the Company

shall be fully aware of its social responsibility and

 commit itself to a sustainable corporate policy, the

 interests of shareholders and employees shall be

treated equally, the Board of Managing Directors and

the Supervisory Board recommend to reject this motion

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIGNET JEWELERS LTD

  TICKER:                  N/A                 CUSIP:   G81276100

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Election of Mr. Robert Blanchard as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.B: Election of Mr. Terry Burman as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of KPMG as the Audit Plc as         ISSUER            YES             FOR                  FOR

the Independent Auditor of the Company to hold office

 form the conclusion of this AGM until the conclusion

 of the next AGM of the Company and authorize the

Audit Committee to determine its compensation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIMS METAL MANAGEMENT LTD

  TICKER:                  N/A                 CUSIP:   Q8505L116

  MEETING DATE:      11/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

statements of Sims Metal Management Limited [the

Company] and its controlled entities for the YE 30

JUN 2009 and the related Directors' report,

Directors' declaration and Auditor's Report

PROPOSAL #2.1: Re-elect Mr. Paul Varello as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

who retires by rotation at the AGM in accordance with

 the Company's Constitution and the ASX Listing Rules

PROPOSAL #2.2: Re-elect Mr. Michael Feeney as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

who retires by rotation at the AGM in accordance with

 the Company's Constitution and the ASX Listing Rules

PROPOSAL #2.3: Elect Mr. Paul Sukagawa as a Non-                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

having been nominated by Mitsui & Co., Ltd under

Article 19.6[A] of the Company's Constitution as a

Mitsui Group Nominee to stand for election as a

Director at the AGM and, if elected, to replace Mr.

Iwanaga as Mitsui's 'Associated' Group Nominee to the

 Company Board

PROPOSAL #2.4: Elect Mr. Geoffrey Brunsdon as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #2.5: Elect Mr. Jim Thompson as an                        ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.: Approve, in accordance with Clause                ISSUER            YES             FOR                  FOR

21.1[a] of the Company's Constitution and ASX Listing

 Rule 10.17, the maximum aggregate cash remuneration

which may be paid to Directors [other than Executive

Directors] for services rendered as Directors is

increased by AUD 500,000 from AUD 2,500,000 to AUD

3,000,000 per annum

PROPOSAL #4.: Approve, for the purposes of ASX                   ISSUER            YES         AGAINST           AGAINST

Listing Rules 7.1 and 10.14 for Mr. Daniel Dienst,

the Group Chief Executive Officer, to have issued to

him 197,006 Performance Rights and 178,037 Options,

and the issue of any Sims Metal Management Limited

ordinary shares or American Depositary Shares upon

the exercise of those Performance Rights and Options

under the terms of the Sims Metal Management Limited

Long Term Incentive Plan as specified

PROPOSAL #5.: Adopt the remuneration report for the          ISSUER            YES         AGAINST           AGAINST

YE 30 JUN 2009 [as specified in the Directors' Report]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE EXCHANGE LTD

  TICKER:                  N/A                 CUSIP:   Y79946102

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and the audited financial statements for the FYE 30

JUN 2009 and the Auditor's report thereon

PROPOSAL #2.: Declare a one-tier tax exempt final              ISSUER            YES             FOR                  FOR

dividend amounting to 15.5 cents per share for the

FYE 30 JUN 2009

PROPOSAL #3.: Re-appoint Mr. Joseph Yuvaraj Pillay,          ISSUER            YES             FOR                  FOR

pursuant to Section 153(6) of the Companies Act,

Chapter 50 of Singapore, as a Director of the Company

 to hold such office from the date of this AGM until

the next AGM of the Company

PROPOSAL #4.: Re-elect Ms. Euleen Goh as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation under Article 99A of the

Company's Articles of Association [the 'Articles']

PROPOSAL #5.: Re-elect Mr. Ho Tian Yee as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation under Article 99A of the

Company's Articles of Association [the 'Articles']

PROPOSAL #6.: Re-elect Mr. Low Check Kian as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation under Article 99A

of the Company's Articles of Association [the

PROPOSAL #7.: Re-elect Mr. Robert Owen as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation under Article 99A of the

Company's Articles of Association [the 'Articles']

PROPOSAL #8.: Re-elect Mr. Liew Mun Leong as a                   ISSUER            YES             FOR                  FOR

Director, who ceases to hold office under Article 104

 of the Articles

PROPOSAL #9.: Approve to pay the sum of up to SGD              ISSUER            YES             FOR                  FOR

750,000 to Mr. Joseph Yuvaraj Pillay as the

Director's fees, and the provision to him of

transport benefits, including a car and a driver, for

 the FY ending 30 JUN 2010

PROPOSAL #10.: Approve to pay the sum of up to SGD            ISSUER            YES             FOR                  FOR

1,200,000 to all Directors [other than Mr. Joseph

Yuvaraj Pillay] as the Directors' fees for the FY

ending 30 JUN 2010

PROPOSAL #11.: Re-appoint Messrs.                                          ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors of the Company

 and authorize the Directors to fix their remuneration

PROPOSAL #12.: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to issue shares in the capital of the

Company whether by way of rights, bonus or otherwise;

 and/or make or grant offers, agreements or options

[collectively, 'Instruments'] that might or would

require shares to be issued, including but not

limited to the creation and issue of [as well as

adjustments to] warrants, debentures or other

instruments convertible into shares, at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and [notwithstanding

the authority conferred by this Resolution may have

ceased to be in force] issue shares in pursuance of

any Instrument made or granted by the Directors while

 this Resolution was in force, provided that: 1] the

aggregate number of shares to be issued pursuant to

this Resolution [including shares to be issued in

pursuance of Instruments made or granted pursuant to

this Resolution] does not exceed 50% of the total

number of issued shares [excluding treasury shares]

in the capital of the Company [as calculated in

accordance with this resolution below], of which the

aggregate number of shares to be issued other than on

 a pro rata basis to shareholders of the Company

[including shares to be issued in pursuance of

Instruments made or granted pursuant to this

Resolution] does not exceed 10% of the total number

of issued shares [excluding treasury shares] in the

capital of the Company [as calculated in accordance

with this resolution below]; 2] [subject to such

manner of calculation as may be prescribed by the

Singapore Exchange Securities Trading Limited (SGX-

ST)] for the purpose of determining the aggregate

number of shares that may be issued under this

resolution above, the percentage of issued shares

shall be based on the total number of issued shares

[excluding treasury shares] in the capital of the

Company at the time this Resolution is passed, after

adjusting for: i) new shares arising from the

conversion or exercise of any convertible securities

or share options or vesting of share awards which are

 outstanding or subsisting at the time this

Resolution is passed; and ii) any subsequent bonus

issue or consolidation or subdivision of shares; 3]

in exercising the authority conferred by this

Resolution, the Company shall comply with the

provisions of the Listing Manual of the SGX-ST for

the time being in force [unless such compliance has

been waived by the Monetary Authority of Singapore]

and the Articles of Association for the time being of

 the Company; and [authority expires the earlier of

the conclusion of the next AGM of the Company or the

date by which the next AGM of the Company is required

PROPOSAL #13.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to grant awards in accordance with the provisions of

 the SGX Performance Share Plan and to allot and

issue from time to time such number of ordinary

shares in the capital of the Company as may be

required to be issued pursuant to the exercise of

options under the SGX Share Option Plan and/or such

number of fully-paid shares as may be required to be

issued pursuant to the vesting of awards under the

SGX Performance Share Plan, provided that the

aggregate number of new shares to be issued pursuant

to the SGX Share Option Plan and the SGX Performance

Share Plan shall not exceed 10% of the total number

of issued ordinary shares [excluding treasury shares]

 in the capital of the Company from time to time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE EXCHANGE LTD

  TICKER:                  N/A                 CUSIP:   Y79946102

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 [the Companies Act], to

purchase or otherwise acquire issued ordinary shares

in the capital of the Company [Shares] not exceeding

in aggregate the maximum 10% of the total number of

issued shares, at such price or prices as may be

determined by the Directors from time to time up to

the maximum price i) in the case of a market purchase

 of a share, 105% of the average closing price of the

 shares and ii) in the case of an off-market purchase

 of a share, 110% of the average closing price of the

 shares, whether by way of: i) market purchase(s) on

the Singapore Exchange Securities Trading Limited

[SGX-ST] and/or any other securities exchange on

which the Shares may for the time being be listed and

 quoted [Other Exchange]; and/or; ii) off-market

purchase(s) [if effected otherwise than on the SGX-ST

 or, as the case may be, Other Exchange] in

accordance with any equal access Scheme(s) as may be

determined or formulated by the Directors as they

consider fit, which scheme(s) shall satisfy all the

conditions prescribed by the Companies Act, and

otherwise in accordance with all other laws and

regulations and rules of the SGX-ST or, as the case

may be, Other Exchange as may for the time being be

applicable [the Share Purchase Mandate]; [Authority

expires the earlier of the conclusion of the next AGM

 of the Company is held; and the date by which the

next AGM of the Company is required by Law to be

held]; and authorize the Directors of the Company

and/or any of them to complete and do all such acts

and things [including executing such documents as may

 be required] as they and/or he may consider

expedient or necessary to give effect to the

transactions contemplated and/or authorized by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SMC CORPORATION

  TICKER:                  N/A                 CUSIP:   J75734103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIETE GENERALE, PARIS

  TICKER:                  N/A                 CUSIP:   F43638141

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Ratify the appointment of Mr. Frederic        ISSUER            YES             FOR                  FOR

 Oudea as a Board Member

PROPOSAL #O.2: Approve to increase the attendance              ISSUER            YES             FOR                  FOR

allowances

PROPOSAL #E.3: Approve the modification of the terms         ISSUER            YES             FOR                  FOR

of the preference shares-amendment of the statutes

PROPOSAL #E.4: Powers                                                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIETE GENERALE, PARIS

  TICKER:                  N/A                 CUSIP:   F43638141

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for FY            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.2: Approve the allocation of the 2009              ISSUER            YES             FOR                  FOR

result setting of the dividend and its payment date

PROPOSAL #O.3: Approve the scrip dividend payment              ISSUER            YES             FOR                  FOR

option

PROPOSAL #O.4: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.5: Approve the continuation of the                   ISSUER            YES             FOR                  FOR

agreements regulated under Article L. 225-38 of the

Code de Commerce

PROPOSAL #O.6: Approve the continuation of the                   ISSUER            YES         AGAINST           AGAINST

retirement agreements regulated under Article L. 225-

42-1 of the Code de Commerce

PROPOSAL #O.7: Approve a retirement agreement                     ISSUER            YES             FOR                  FOR

regulated under Article L. 225-42-1 of the Code de

Commerce in favour of Mr. Jean-Francois Sammarcelli

PROPOSAL #O.8: Approve a retirement agreement                     ISSUER            YES             FOR                  FOR

regulated under Article L. 225-42-1 of the Code de

Commerce in favour of Mr. Bernardo Sanchez Incera

PROPOSAL #O.9: Approve a non-competition clause                 ISSUER            YES         AGAINST           AGAINST

agreement regulated under Article L. 225-42-1 of the

Code de Commerce relating to the departure of Mr.

Philippe Citerne

PROPOSAL #O.10: Approve a terminal grant agreement            ISSUER            YES         AGAINST           AGAINST

regulated under Article L. 225-42-1 of the Code de

Commerce should Mr. Frederic Oudea leave the Company

PROPOSAL #O.11: Approve the Continuation of the non-         ISSUER            YES         AGAINST           AGAINST

competition clause agreement regulated under Article

L. 225-42-1 of the Code de Commerce in favour of Mr.

Frederic Oudea

PROPOSAL #O.12: Approve to renewal of Mr. Robert                ISSUER            YES             FOR                  FOR

Castaigne's appointment as a Director

PROPOSAL #O.13: Approve to renewal of Mr. Gianemilio         ISSUER            YES             FOR                  FOR

Osculati's appointment as a Director

PROPOSAL #O.14: Approve the nomination of TBD as a            ISSUER            YES         ABSTAIN           AGAINST

Director [THIS RESOLUTION HAS BEEN WITHDRAWN]

PROPOSAL #O.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

trade in the Company's shares, but limited to 10% of

the authorised capital

PROPOSAL #E.16: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, with

the preferential right of subscription maintained,

(i) by issuing ordinary shares or any transferable

securities giving access to the authorised capital of

 the Company or of its subsidiaries for a maximum

face value of the share issue of 460 million euros,

i.e. 49.7% of the authorised capital, with

apportionment to this amount of those set in the 17th

 to 22nd Resolutions, (ii) and/or by incorporation,

for a maximum face value of 550 million Euros

PROPOSAL #E.17: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, with

the preferential right of subscription cancelled, by

issuing ordinary shares or any transferable

securities giving access to the authorised capital of

 the Company or of its subsidiaries for a maximum

face value of the share issue of 138 million Euros,

i.e. 14.9% of the authorised capital, with

apportionment of this amount to that set in the 16th

resolution and apportionment to this amount of those

set in the 18th and 19th Resolutions

PROPOSAL #E.18: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the number of shares to be

issued if a capital increase is oversubscribed, with

or without the preferential right of subscription,

but limited to 15% of the initial issue and the caps

stipulated by the 16th and 17th Resolutions

PROPOSAL #E.19: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, but

limited to 10% of the capital and the caps stipulated

 by the 16th and 17th resolutions, to pay for

contributions in kind of equity securities or

transferable securities giving access to the

authorised capital of other Companies, outside the

context of a bid

PROPOSAL #E.20: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to increase the authorised capital or

transfer shares reserved for members of a Corporate

or Group Personal Equity Plan, but limited to 3% of

the capital and the cap stipulated by the 16th

PROPOSAL #E.21: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to award options to subscribe to or

purchase shares, but limited to 4% of the capital and

 the cap stipulated by the 16th Resolution, the limit

 of 4% being a global cap for the 21st and 22nd

Resolutions, including a maximum of 0.2% for

Executive Directors

PROPOSAL #E.22: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to award free existing or future shares,

but limited to 4% of the capital and the cap

stipulated by the 16th resolution, the limit of 4%

being a global cap for the 21st and 22nd Resolutions,

 including a maximum of 0.2% for Executive Directors

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

cancel, but limited to 10% per period of 24 months,

its own shares held by the Company

PROPOSAL #E.24: Amend the Articles of Association              ISSUER            YES             FOR                  FOR

following redemption and cancellation of preference

shares

PROPOSAL #E.25: Powers for the required formalities           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SONY FINANCIAL HOLDINGS INC.

  TICKER:                  N/A                 CUSIP:   J76337104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STANDARD CHARTERED PLC

  TICKER:                  N/A                 CUSIP:   G84228157

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #4.: Re-elect Mr. J.F.T. Dundas as Non-                ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #5.: Re-elect Miss V.F. Gooding CBE as Non-         ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6.: Re-elect Mr. R.H.P. Markham as Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #7.: Re-elect Mr. J.W. Peace as Chairman               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Mr. P.A. Sands as an Executive        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #9.: Re-elect Mr. P.D. Skinner as Non-                  ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #10.: Re-elect Mr. O.H.J. Stocken, as Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #11.: Election of Mr. J.S. Bindra, who was          ISSUER            YES             FOR                  FOR

appointed as an Executive Director by the Board since

 the last AGM of the Company

PROPOSAL #12.: Election of Mr. R. Delbridge, who was         ISSUER            YES             FOR                  FOR

appointed as an Non-Executive Director by the Board

since the last AGM of the Company

PROPOSAL #13.: Election of Dr. Han Seung-soo KBE, who        ISSUER            YES             FOR                  FOR

 was appointed as an Non-Executive Director by the

Board since the last AGM of the Company

PROPOSAL #14.: Election of Mr. S.J. Lowth, who was            ISSUER            YES             FOR                  FOR

appointed as an Non-Executive Director by the Board

since the last AGM of the Company

PROPOSAL #15.: Election of Mr. A.M.G. Rees, who was          ISSUER            YES             FOR                  FOR

appointed as an Executive Director by the Board since

 the last AGM of the Company

PROPOSAL #16.: Re-appoint the Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #17.: Authorize the Board to set the                     ISSUER            YES             FOR                  FOR

Auditor's fees

PROPOSAL #18.: Authorize the Company and its                       ISSUER            YES             FOR                  FOR

subsidiaries to make political donations

PROPOSAL #19.: Authorize the Board to allot shares             ISSUER            YES             FOR                  FOR

PROPOSAL #20.: Approve to extend the authority to              ISSUER            YES             FOR                  FOR

allot shares

PROPOSAL #21.: Authorize the Board to allot shares in        ISSUER            YES             FOR                  FOR

 connection with the Indian listing

PROPOSAL #S.22: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.23: Approve to disapply pre-emption                 ISSUER            YES             FOR                  FOR

rights in connection with the Indian listing

PROPOSAL #S.24: Authorize the Company to buy back its        ISSUER            YES             FOR                  FOR

 Ordinary Shares

PROPOSAL #S.25: Authorize the Company to buy back its        ISSUER            YES         AGAINST           AGAINST

 Preference Shares

PROPOSAL #S.26: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.27: Authorize the Company to call a                 ISSUER            YES             FOR                  FOR

general meeting other than an AGM on not less than 14

 clear days' notice

PROPOSAL #28.: Amend the Standard Chartered 2006                ISSUER            YES             FOR                  FOR

Restricted Share Scheme

PROPOSAL #29.: Approve the waiver in respect of the          ISSUER            YES             FOR                  FOR

reporting and annual review requirements in respect

of ongoing banking transactions with associates of

Temasek that the Company has not been able to identify

PROPOSAL #30.: Approve the waiver in respect of the          ISSUER            YES             FOR                  FOR

requirement to enter into fixed-term written

agreements with Temasek and its associates in respect

 of ongoing banking transactions

PROPOSAL #31.: Approve future ongoing banking                     ISSUER            YES             FOR                  FOR

transactions with Temasek and its associates,

including the waiver in respect of the requirement to

 set an annual cap

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STATOIL ASA

  TICKER:                  N/A                 CUSIP:   R4446E112

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM by the Chair of the          ISSUER             NO              N/A                  N/A

corporate assembly

PROPOSAL #2: Election of a Chair of the meeting                  ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the notice and the agenda                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the registration of attending            ISSUER            YES             FOR                  FOR

shareholders and the proxies

PROPOSAL #5: Election of two persons to co-sign the          ISSUER            YES             FOR                  FOR

minutes together with the chair of the meeting

PROPOSAL #6: Approve the annual report and the                   ISSUER            YES             FOR                  FOR

accounts for Statoil Asa and the Statoil Group for

2009 including the Board of Directors proposal for

distribution of dividend

PROPOSAL #7: Approve the declaration on stipulation          ISSUER            YES             FOR                  FOR

of salary and other remuneration for Executive

PROPOSAL #8: Approve the determination of                            ISSUER            YES             FOR                  FOR

remuneration for the Company's Auditor

PROPOSAL #9.1: Election of Olaug Svarva as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.2: Election of Idar Kreutzer as a Member         ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.3: Election of Karin Aslaksen as a Member        ISSUER            YES             FOR                  FOR

 of the Corporate Assembly

PROPOSAL #9.4: Election of Greger Mannsverk as a                ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.5: Election of Steinar Olsen as a Member         ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.6: Election of Ingvald Stroemmen as a              ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.7: Election of Rune Bjerke as a Member of        ISSUER            YES             FOR                  FOR

 the Corporate Assembly

PROPOSAL #9.8: Election of Tore Ulstein as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.9: Election of Live Haukvik Aker as a              ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.10: Election of Siri Kalvig as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.11: Election of Thor Oscar Bolstad as a          ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.12: Election of Barbro Haetta-Jacobsen as        ISSUER            YES             FOR                  FOR

 a Member of the Corporate Assembly

PROPOSAL #10: Approve the determination of                          ISSUER            YES             FOR                  FOR

remuneration for the Corporate Assembly

PROPOSAL #11.1: Election of Olaug Svarva as a Member         ISSUER            YES             FOR                  FOR

of the Nomination Committee until the AGM in 2012

PROPOSAL #11.2: Election of Bjoern Staale Haavik as a        ISSUER            YES             FOR                  FOR

 Member of the Nomination Committee until the AGM in

2012

PROPOSAL #11.3: Election of Tom Rathke as a Member of        ISSUER            YES             FOR                  FOR

 the Nomination Committee until the AGM in 2012

PROPOSAL #11.4: Election of Live Haukvik Aker as a            ISSUER            YES             FOR                  FOR

Member of the Nomination Committee until the AGM in

2012

PROPOSAL #12: Approve the determination of                          ISSUER            YES             FOR                  FOR

remuneration for the Nomination Committee

PROPOSAL #13: Grant authority to acquire Statoil                ISSUER            YES             FOR                  FOR

shares in the market in order to continue

implementation of the Share Saving Plan for employees

PROPOSAL #14: Grant autority to acquire Statoil                 ISSUER            YES             FOR                  FOR

shares in the market for annulment

PROPOSAL #15: Approve the changes to Articles of                ISSUER            YES             FOR                  FOR

Association: 1) Articles of Association Section 4; 2)

 Articles of Association Section 5; 3) Articles of

Association Section 7; 4) Articles of Association

Section 9; 5) Articles of Association Section 11

PROPOSAL #16: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES         AGAINST               FOR

PROPOSAL: approve the proposal from a Shareholder

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUN HUNG KAI PROPERTIES LTD

  TICKER:                  N/A                 CUSIP:   Y82594121

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and

Auditors for the YE 30 JUN 2009

PROPOSAL #2.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.i.a: Re-elect Mr. Chan Kwok-wai, Patrick         ISSUER            YES         AGAINST           AGAINST

as a Director

PROPOSAL #3.i.b: Re-elect Mr. Yip Dicky Peter as a            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.i.c: Re-elect Professor Wong Yue-chim,            ISSUER            YES             FOR                  FOR

Richard as a Director

PROPOSAL #3.i.d: Re-elect Dr. Cheung Kin-tung, Marvin        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.i.e: Re-elect Dr. Li Ka-cheung, Eric as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.i.f: Re-elect Sir Po-shing Woo as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.i.g: Re-elect Mr. Kwan Cheuk-yin, William        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.i.h: Re-elect Mr. Lo Chiu-chun, Clement          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.i.i: Re-elect Mr. Kwok Ping-kwong, Thomas        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.ii: Approve to fix the Directors' fees            ISSUER            YES             FOR                  FOR

[the proposed fees to be paid to each Director, each

Vice Chairman and the Chairman for the FY ending 30

JUN 2010 are HKD 100,000, HKD 110,000 and HKD 120,000

 respectively]

PROPOSAL #4.: Re-appoint the Auditors and authorize          ISSUER            YES             FOR                  FOR

the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

[the Directors] during the relevant period to

repurchase shares of the Company and the aggregate

nominal amount of the shares which may be repurchased

 on The Stock Exchange of Hong Kong Limited or any

other stock exchange recognized for this purpose by

the Securities and Futures Commission of Hong Kong

and The Stock Exchange of Hong Kong Limited under the

 Hong Kong Code on Share Repurchases pursuant to the

approval in this resolution shall not exceed 10% of

the aggregate nominal amount of the share capital of

the Company in issue at the date of passing this

resolution; [Authority expires at the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by its Articles of

Association or by the laws of Hong Kong to be held]

PROPOSAL #6.: Authorize the Directors, subject to              ISSUER            YES         AGAINST           AGAINST

this resolution, to allot, issue and deal with

additional shares in the capital of the Company and

to make or grant offers, agreements, options and

warrants which might require during and after the end

 of the relevant period and the aggregate nominal

amount of share capital allotted or agreed

conditionally or unconditionally to be allotted

[whether pursuant to an option or otherwise] by the

Directors pursuant to the approval in this

resolution, otherwise than pursuant to, i) a rights

issue, ii) any option scheme or similar arrangement

for the time being adopted for the grant or issue to

Officers and/or Employees of the Company and/or any

of its subsidiaries of shares or rights to acquire

shares of the Company, iii) any scrip dividend or

similar arrangement providing for the allotment of

shares in lieu of the whole or part of a dividend on

shares of the Company in accordance with the Articles

 of Association of the Company, shall not exceed the

aggregate of: 10% ten per cent of the aggregate

nominal amount of the share capital of the Company in

 issue at the date of passing this resolution plus;

[if the Directors are so authorized by a separate

ordinary resolution of the shareholders of the

Company] the nominal amount of share capital of the

Company repurchased by the Company subsequent to the

passing of this resolution [up to a maximum

equivalent to 10% of the aggregate nominal amount of

the share capital of the Company in issue at the date

 of passing this resolution], and the said approval

shall be limited accordingly; [Authority expires at

the earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by its

Articles of Association or by the laws of Hong Kong

PROPOSAL #7.: Authorize the Directors to exercise the        ISSUER            YES         AGAINST           AGAINST

 powers of the Company referred to Resolution 6

convening this meeting in respect of the share

capital of the Company referred to in such resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SVENSKA HANDELSBANKEN AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W90937181

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Mr. Sven Unger as a                     ISSUER             NO              N/A                  N/A

Chairman of the meeting

PROPOSAL #3.: Establishment and approval of the list         ISSUER             NO              N/A                  N/A

of voters

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of persons to countersign                ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6.: Approve to determine whether the                   ISSUER             NO              N/A                  N/A

meeting has been duly called

PROPOSAL #7.: Presentation of the annual accounts and        ISSUER             NO              N/A                  N/A

 Auditors report and the consolidated annual accounts

 and the auditors report for the group, for 2009. in

connection with this: a presentation of the past

years work by the board and its committees; a speech

by the group chief executive, and any questions from

shareholders to the board and senior management of

the bank; a presentation of audit work during 2009

PROPOSAL #8.: Adopt the income statement and the                ISSUER            YES             FOR                  FOR

balance sheet, as well as the consolidated income

statement and consolidated balance sheet

PROPOSAL #9.: Declare a dividend of SEK 8 per share,         ISSUER            YES             FOR                  FOR

and the Tuesday, 04 MAY be the Record day for

receiving of dividends; if the meeting resolves in

accordance with the proposal Euroclear expects to

distribute the dividend on Friday, 07 MAY 2010

PROPOSAL #10.: Approve to release from liability for         ISSUER            YES             FOR                  FOR

the Members of the Board and the Group Chief

Executive for the period referred to in the financial

PROPOSAL #11.: Authorize the Board to resolve on                ISSUER            YES             FOR                  FOR

acquisition and divestment of shares in the bank

PROPOSAL #12.: Approve the acquisition of shares in          ISSUER            YES             FOR                  FOR

the bank for the banks trading book pursuant to

Chapter 7, Section 6 of the Swedish securities market

 Act

PROPOSAL #13.: Approve that the AGM resolve that the         ISSUER            YES             FOR                  FOR

Board comprise an unchanged number [12] of Members

PROPOSAL #14.: Approve the fees as follows: SEK                 ISSUER            YES             FOR                  FOR

2,350,000 to the Chairman, SEK 675,000 to each of the

 two vice Chairman, and SEK 450,000 to each of the

remaining members; for committee work, the following

fees are proposed SEK 250,000 to each member of the

credit committee, SEK 100,000 to each member of the

remuneration committee, SEK 175,000 to the Chairman

of the Audit Committee, and SEK 125,000 to the

remaining members of the audit committee; in all

cases, the proposed amounts are unchanged from the

resolutions of the AGM in 2008 and 2009; the

nomination committee proposes that the meeting

resolve on remuneration to be paid to the Auditors on

PROPOSAL #15.: Re-elect all Board Members and Mr.              ISSUER            YES         AGAINST           AGAINST

Hans Larsson, as the Chairman

PROPOSAL #16.: Approve the guidelines for                            ISSUER            YES             FOR                  FOR

remuneration to Senior Management, as specified

PROPOSAL #17.: Appoint the Auditors in foundations            ISSUER            YES             FOR                  FOR

and their associated management

PROPOSAL #18.: Approve the decision on how the                   ISSUER            YES             FOR                  FOR

nomination committee is to be appointed

PROPOSAL #19.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve that the general

meeting resolve that SEK 2 Million be allocated to a

fund/ foundation which would aim to prevent crimes of

 violence and to prevent errors or negligence in the

exercising the public authority at municipal level

PROPOSAL #20.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWIRE PAC LTD

  TICKER:                  N/A                 CUSIP:   Y83310105

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Declare the final dividends                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.a: Re-elect P.A. Johansen as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.b: Re-elect J.R. Slosar as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #4: Authorize the Directors, subject to this        ISSUER            YES             FOR                  FOR

 resolution, during the relevant period of all the

powers of the Company to make on-market share

repurchases (within the meaning of the Code on Share

Repurchases); the aggregate nominal amount of any

class of the Company's shares which may be

repurchased pursuant to the approval in paragraph (a)

 above shall not exceed 10% of the aggregate nominal

amount of the shares of that class in issue at the

date of passing this Resolution; and  Authority

expires at the conclusion of the next AGM of the

Company; the expiration of the period within which

the next AGM of the Company is required by law to be

held; and the revocation or variation of the

authority given under this Resolution by ordinary

resolution of the shareholders in general meeting

and references to shares include securities which

carry a right to subscribe for or purchase shares

PROPOSAL #5: Authorize the Directors, during the                ISSUER            YES             FOR                  FOR

Relevant Period to allot, issue and deal with

additional shares and to make or grant offers,

agreements and options which will or might require

the exercise of such powers during or after the end

of the Relevant Period, the aggregate nominal amount

of shares of any class allotted or agreed

conditionally or unconditionally to be allotted

(whether pursuant to an option or otherwise) by the

Directors pursuant to the approval in this

resolution, otherwise than pursuant to (i) a Rights

Issue or (ii) any scrip dividend or similar

arrangement providing for the allotment of shares in

lieu of the whole or part of a dividend on shares,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYMRISE AG, HOLZMINDEN

  TICKER:                  N/A                 CUSIP:   D827A1108

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and group annual report as well as the

report by the Board of Managing Directors pursuant to

 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 119,281,760.91 as

follows: Payment of a dividend of EUR 0.50 per no-par

 share EUR 60,195,110.91 shall be carried forward Ex-

dividend and payable date: 12 MAY 2010

PROPOSAL #3.: Ratify the acts of the Board of                     ISSUER            YES             FOR                  FOR

Managing Directors

PROPOSAL #4.: Ratify of the acts of the Supervisory          ISSUER            YES             FOR                  FOR

Board

PROPOSAL #5.: Appointment of Auditors for the 2010 FY        ISSUER            YES             FOR                  FOR

 and for the interim financial statements: KPMG AG,

Hanover

PROPOSAL #6.: Election of Thomas Rabe to the                       ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association Section 15 shall be amended in respect of

 the shareholders' meeting being announced at least

30 days prior to the date of the meeting, Section 16

in respect of shareholders registering for

participation in the shareholders' meeting at least

six days prior to the meeting in written form in

either English or German Section 17, in respect of

the shareholders' voting rights being exercised by

proxies, those rights shall be proved in writing to

the Company, Section 19, further details shall be

appointed by the Board of Managing Directors

PROPOSAL #8.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares the existing authorization to acquire own

 shares shall be revoked when the below authorization

 comes into effect the Company shall be authorized to

 acquire own shares of up to 10% of its share capital

 through the stock exchange, at a price not deviating

 more than 5 % from the market price of the shares,

or by way of a public repurchase offer to all

shareholders, at a price not deviating more than 10%

from the market price of the shares, on or before 10

MAY 2015, the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to dispose of the shares in a manner other

than through the stock exchange or by way of a public

 offer to all shareholders against payment in cash if

 the shares are sold at a price not materially below

their market price, to use the shares for acquisition

 purposes, and to retire the shares

PROPOSAL #9.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

existing authorized capital, the creation of new

authorized capital and amendment to the Articles of

Association, the existing authorized capital shall be

 revoked, the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

59,000,000 through the issue of new bearer no-par

shares against contributions in cash and/or kind, for

 a period of five years, on or before 10 MAY 2015,

Shareholders' subscription rights may be excluded for

 a capital increase against cash payment of up to 10%

 of the share capital if the shares are issued at a

price not materially below the market price of

identical shares, for the issue of employee shares,

for a capital increase against payment in kind, and

for residual amounts

PROPOSAL #10.: Approval of the remuneration system            ISSUER            YES             FOR                  FOR

for members of the Board of Managing Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYNGENTA AG, BASEL

  TICKER:                  N/A                 CUSIP:   H84140112

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report including              ISSUER            YES             FOR                  FOR

annual accounts, compensation report and accounts of

the Group for 2009

PROPOSAL #2.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Management

PROPOSAL #3.: Approve the appropriation of the                   ISSUER            YES             FOR                  FOR

balance profit of 2008 and dividend resolution

PROPOSAL #4.1: Approve the partial amendment of the          ISSUER            YES             FOR                  FOR

By-laws regarding the creation of the authorized

share capital

PROPOSAL #4.2: Approve the partial amendment of the          ISSUER            YES             FOR                  FOR

By-laws regarding the shares certificates and book

PROPOSAL #4.3: Approve formal adjustments in Articles        ISSUER            YES             FOR                  FOR

 9, 11 Paragraph 1, 17, 18, 24 Paragraph 1, 27 and 28

 of the Articles of Association

PROPOSAL #5.1: Re-elect Mr. Michael Mack to the Board        ISSUER            YES             FOR                  FOR

 of Directors, for a three-year term of office

PROPOSAL #5.2: Re-elect Mr. Jacques Vincent to the            ISSUER            YES             FOR                  FOR

Board of Directors, for a three-year term of office

PROPOSAL #6.: Election of Ernst and Young AG as the          ISSUER            YES             FOR                  FOR

Auditors, for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN SEMICONDUCTOR MFG CO  LTD

  TICKER:                  N/A                 CUSIP:   Y84629107

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on the business of         ISSUER             NO              N/A                  N/A

2009

PROPOSAL #A.2: Receive the 2009 audited reports                 ISSUER             NO              N/A                  N/A

reviewed by the Supervisors

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 earnings                              ISSUER            YES             FOR                  FOR

distribution; proposed cash dividend: TWD 3 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the policies and              ISSUER            YES             FOR                  FOR

procedures for financial derivatives transactions

PROPOSAL #B.5: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECHTRONIC INDS LTD

  TICKER:                  N/A                 CUSIP:   Y8563B159

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited statement of                     ISSUER            YES             FOR                  FOR

accounts and the reports of the Directors and the

Auditors of the Company for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HKD 4.50              ISSUER            YES             FOR                  FOR

cents per share for the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect Dr. Roy Chi Ping Chung JP as         ISSUER            YES             FOR                  FOR

the Group Executive Director

PROPOSAL #3.b: Re-elect Mr. Patrick Kin Wah Chan as          ISSUER            YES             FOR                  FOR

the Group Executive Director

PROPOSAL #3.c: Re-elect Mr. Vincent Ting Kau Cheung          ISSUER            YES             FOR                  FOR

as the Non-Executive Director

PROPOSAL #3.d: Re-elect Mr. Joel Arthur Schleicher as        ISSUER            YES             FOR                  FOR

 an Independent Non-executive Director

PROPOSAL #3.e: Authorize the Directors to fix their          ISSUER            YES             FOR                  FOR

remuneration for the YE 31 DEC 2010

PROPOSAL #4: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditors of the Company and authorize the

Directors to fix their remuneration

PROPOSAL #5: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with

additional shares not exceeding (i) in the case of an

 allotment and issue of shares for cash, 10% of the

aggregate nominal amount of the share capital of the

Company in issue at the date of the resolution and

(ii) in the case of an allotment and issue of shares

for a consideration other than cash, 20% of the

aggregate nominal amount of the share capital of the

Company in issue at the date of the resolution  less

any shares allotted and issued pursuant to (i) above

PROPOSAL #6: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors to repurchase shares not exceeding 10%

of the share capital of the Company in issue at the

date of the resolution

PROPOSAL #7: Approve, conditional on the passing of          ISSUER            YES             FOR                  FOR

Resolutions 5 and 6, to grant a general mandate to

the Directors to add the shares repurchased pursuant

to Resolution No. 6 to the amount of issued share

capital of the Company which may be allotted pursuant

 to Resolution No. 5

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFON AB L.M.ERICSSON

  TICKER:                  N/A                 CUSIP:   W26049119

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Michael Treschow as a                   ISSUER            YES             FOR                  FOR

Chairman of the meeting

PROPOSAL #2: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #3: Approval of the agenda of the Meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #4: Determination whether the Meeting has            ISSUER             NO              N/A                  N/A

been properly convened

PROPOSAL #5: Election of 2 persons approving the                ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6: Presentation of the annual report, the          ISSUER             NO              N/A                  N/A

Auditors' report, the consolidated accounts, the

Auditors' report on the consolidated accounts and the

 Auditors' presentation of the audit work during 2009

PROPOSAL #7: The President's speech and questions by         ISSUER             NO              N/A                  N/A

the shareholders to the Board of Directors and the

management

PROPOSAL #8.1: Adopt the profit and loss statement            ISSUER            YES             FOR                  FOR

and the balance sheet, the consolidated profit and

loss statement and the consolidated balance sheet

PROPOSAL #8.2: Grant discharge of liability for the          ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

PROPOSAL #8.3: Approve a dividend of SEK 2.00 per              ISSUER            YES             FOR                  FOR

share and Friday, 16 APR 2010, as record date for

dividend, assuming this date will be the record day,

Euroclear Sweden AB (formerly VPC AB) is expected to

disburse dividends on Wednesday, 21 APR 2010

PROPOSAL #9.1: Approve the number of Board Members to        ISSUER            YES             FOR                  FOR

 be elected by the Meeting be 12 and no Deputy

Directors be elected

PROPOSAL #9.2: Approve the fees to the non-employed          ISSUER            YES             FOR                  FOR

Board Members and to the non-employed Members of the

Committees to the Board of Directors elected by the

Meeting remain unchanged and be paid as: SEK

3,750,000 to the Chairman of the Board of Directors;

SEK 750,000 each to the other Board Members; SEK

350,000 to the Chairman of the Audit Committee; SEK

250,000 each to other Members of the Audit Committee;

 and SEK 125,000 each to the Chairmen and other

Members of the Finance and Remuneration Committee, as

PROPOSAL #9.3: Re-elect Michael Treschow as the                 ISSUER            YES             FOR                  FOR

Chairman of the Board of Directors; and re-election

of Messrs. Roxanne S. Austin, Sir Peter L. Bonfield,

Borje Ekholm, Ulf J. Johansson, Sverker Martin-Lof,

Nancy McKinstry, Anders Nyren, Carl-Henric Svanberg

and Marcus Wallenberg and election of Hans Vestberg

and Michelangelo Volpi as the new Members of the

Board of Directors

PROPOSAL #9.4: Approve the procedure on appointment          ISSUER            YES             FOR                  FOR

of the Nomination Committee, in substance as: the

Company shall have a Nomination Committee of no less

than 5 Members, 1 Member shall be the Chairman of the

 Board of Directors as specified

PROPOSAL #9.5: Approve that no remuneration be paid          ISSUER            YES             FOR                  FOR

to the Nomination Committee Members, however, the

Company shall bear the expenses related to the work

of the Nomination Committee

PROPOSAL #9.6: Approve to pay, like previous years,          ISSUER            YES             FOR                  FOR

the Auditor fees against approved account

PROPOSAL #10: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 and other employment terms for the senior management

 for the period up to the 2011 AGM, compared to the

guidelines resolved by the 2009 AGM, these guidelines

 have been restructured and rephrased to better

demonstrate the basic principles for remuneration

within the Ericsson Group as specified

PROPOSAL #11.1: Approve the implementation of the              ISSUER            YES             FOR                  FOR

Stock Purchase Plan as specified

PROPOSAL #11.2: Approve the transfer of Treasury                ISSUER            YES             FOR                  FOR

Stock as specified

PROPOSAL #11.3: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under resolution

11.2, the financial exposure of the Stock Purchase

Plan shall be hedged by the Company entering into an

equity swap agreement with a third party, under which

 the third party shall, in its own name, acquire and

transfer shares in the Company to employees covered

by the Stock Purchase Plan

PROPOSAL #11.4: Approve the implementation of the Key        ISSUER            YES             FOR                  FOR

 Contributor Retention Plan as specified

PROPOSAL #11.5: Approve the:  a  transfer of treasury        ISSUER            YES             FOR                  FOR

 stock to employees transfer of no more than

6,500,000 shares of series B in the Company to

employees on the same terms and conditions as in

resolution 11.2 and in accordance with resolution

11.4;  b  transfer of treasury stock on an exchange

Transfer of no more than 1,300,000 shares of series B

 in the Company on an exchange on the same terms and

conditions as in resolution 11.2

PROPOSAL #11.6: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under resolution

11.5, the financial exposure of the Key Contributor

Retention Plan shall be hedged by the Company

entering into an equity swap agreement with a third

party, under which the third party shall, in its own

name, acquire and transfer shares in the Company to

employees covered by the Key Contributor Retention

PROPOSAL #11.7: Approve the implementation of the              ISSUER            YES             FOR                  FOR

Executive Performance Stock Plan as specified

PROPOSAL #11.8: Approve the of no more than 3,500,000        ISSUER            YES             FOR                  FOR

 shares of series B in the Company to employees on

the same terms and conditions as those in resolution

11.2 and in accordance with resolution 11.7; and

transfer of no more than 900,000 shares of series B

in the Company on an exchange on the same terms and

conditions as those in resolution 11.2

PROPOSAL #11.9: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under item 11.8

above, the financial exposure of the Executive

Performance Stock Plan shall be hedged by the Company

 entering into an equity swap agreement with a third

party, under which the third party shall, in its own

name, acquire and transfer shares in the Company to

employees covered by the Executive Performance Stock

Plan

PROPOSAL #12: Approve to transfer of treasury stock          ISSUER            YES             FOR                  FOR

in relation to the resolutions on the Long Term

Incentive Plan 2006 and the Long Term Variable

Compensation Programs 2007, 2008 and 2009 as specified

PROPOSAL #13: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: authorize the Board of

Directors to review how shares are to be given equal

voting rights and to present a proposal to that

effect at the next AGM of Shareholders

PROPOSAL #14: Close of the Meeting                                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TENCENT HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G87572148

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and Auditors for

the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.1.a: Re-elect Mr. Zhang Zhidong as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.1.b: Re-elect Mr. Charles St Leger Searle        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.2: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors'  remuneration

PROPOSAL #4: Re-appointment of Auditors and authorize        ISSUER            YES             FOR                  FOR

 the Board of Directors to fix their remuneration

PROPOSAL #5: Authorize the director, subject to                 ISSUER            YES             FOR                  FOR

paragraph (c), a general mandate be and is hereby

unconditionally granted to the Directors of the

Company to exercise during the Relevant Period all

the powers of the Company to allot, issue and dispose

 of shares in the Company and to make or grant

offers, agreements, options or warrants which would

or might require the exercise of such powers; b) the

mandate in paragraph (a) shall authorize the

Directors of the Company during the Relevant Period

to make or grant offers, agreements and options which

 would or might require the exercise of such powers

after the end of the Relevant Period; c) the

aggregate nominal value of share capital allotted or

agreed conditionally or unconditionally to be

allotted  whether pursuant to an option or otherwise

 by the Directors of the Company pursuant to the

PROPOSAL #6: Authorize the Directors, a general                 ISSUER            YES             FOR                  FOR

mandate unconditionally granted to the Directors of

the Company to exercise during the Relevant Period

all the powers of the Company to purchase or

otherwise acquire shares in the capital of the

Company in accordance with all applicable laws and

the requirements of the Rules Governing the Listing

of Securities on The Stock Exchange of Hong Kong

Limited, provided that the aggregate nominal amount

of shares so purchased or otherwise acquired shall

not exceed 10% of the aggregate nominal amount of the

 share capital of the Company in issue at the date of

 this Resolution; and  Authority expires the earlier

of the conclusion of the next AGM or the expiration

of the period within which the next AGM is to be held

PROPOSAL #7: Approve the conditional upon the passing        ISSUER            YES             FOR                  FOR

 of Resolutions 5 and 6 set out in the Notice

convening this Meeting, the aggregate nominal amount

of the shares which are purchased or otherwise

acquired by the Company pursuant to Resolution 6

shall be added to the aggregate nominal amount of the

 shares which may be issued pursuant to Resolution 5

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TESCO PLC

  TICKER:                  N/A                 CUSIP:   G87621101

  MEETING DATE:      7/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the            ISSUER            YES             FOR                  FOR

accounts for the period ended 28 FEB 2009

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. R. Brasher as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. P. Clarke as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. A. Higginson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. C. Allen as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Dr. H. Einsmann as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Ms. J. Tammenoms Bakker as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #10.: Elect Mr. P. Cescau as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Elect Mr. K. Hanna as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Mr. L. McIlwee as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Re-appoint the Auditors                                  ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Authorize the Directors to set the              ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #15.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital of the Company

PROPOSAL #16.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.17: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.18: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #19.: Grant authority the political                       ISSUER            YES             FOR                  FOR

donations by the Company and its subsidiaries

PROPOSAL #20.: Adopt the Tesco PLC Group Bonus Plan          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #21.: Amend the Tesco PLC 2004 Discretionary        ISSUER            YES             FOR                  FOR

 Share Option Plan

PROPOSAL #S.22: Grant authority the short notice                ISSUER            YES             FOR                  FOR

general meetings

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the requisitionists

resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TEVA PHARMACEUTICAL INDUSTRIES LIMITED

  TICKER:                  TEVA               CUSIP:   881624209

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE BOARD OF DIRECTORS'                ISSUER            YES             FOR                  FOR

RECOMMENDATION THAT THE CASH DIVIDEND FOR THE YEAR

ENDED DECEMBER 31, 2009, WHICH WAS PAID IN FOUR

INSTALLMENTS AND AGGREGATED NIS 2.50 (APPROXIMATELY

US$0.642, ACCORDING TO THE APPLICABLE EXCHANGE RATES)

 PER ORDINARY SHARE (OR ADS), BE DECLARED FINAL.

PROPOSAL #2A: ELECTION OF DIRECTOR: MR. ABRAHAM E.            ISSUER            YES             FOR                  FOR

COHEN

PROPOSAL #2B: ELECTION OF DIRECTOR: MR. AMIR ELSTEIN         ISSUER            YES             FOR                  FOR

PROPOSAL #2C: ELECTION OF DIRECTOR: PROF. ROGER                 ISSUER            YES             FOR                  FOR

KORNBERG

PROPOSAL #2D: ELECTION OF DIRECTOR: PROF. MOSHE MANY         ISSUER            YES             FOR                  FOR

PROPOSAL #2E: ELECTION OF DIRECTOR: MR. DAN PROPPER           ISSUER            YES             FOR                  FOR

PROPOSAL #03: TO APPOINT KESSELMAN & KESSELMAN, A              ISSUER            YES             FOR                  FOR

MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LTD.,

AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM UNTIL THE 2011 ANNUAL MEETING OF

SHAREHOLDERS AND TO AUTHORIZE THE BOARD OF DIRECTORS

TO DETERMINE THEIR COMPENSATION PROVIDED SUCH

COMPENSATION IS ALSO APPROVED BY THE AUDIT COMMITTEE.

PROPOSAL #04: TO APPROVE THE COMPANY'S 2010 LONG-TERM        ISSUER            YES             FOR                  FOR

 EQUITY-BASED INCENTIVE PLAN.

PROPOSAL #5A: APPROVE REMUNERATION OF DR. PHILLIP              ISSUER            YES             FOR                  FOR

FROST, IN HIS CAPACITY AS CHAIRMAN OF THE BOARD,

EFFECTIVE AS OF MARCH 9, 2010, IN THE AMOUNT OF NIS

EQUIVALENT OF USD 385,702 (AS OF MARCH 9, 2010) PER

ANNUM, PLUS VAT (AS APPLICABLE), AS ADJUSTED BY THE

ISRAELI CONSUMER PRICE INDEX (IN ADDITION TO PER

MEETING FEES PAID TO DIRECTORS), PROVISION TO DR.

FROST, IN HIS CAPACITY AS CHAIRMAN OF THE BOARD, OF

AN OFFICE AND SECRETARIAL SERVICES, AND, EFFECTIVE AS

 OF FEBRUARY 15, 2010, ALL AS MORE FULLY DESCRIBED IN

 THE PROXY STATEMENT.

PROPOSAL #5B: TO APPROVE THE REMUNERATION OF PROF.            ISSUER            YES             FOR                  FOR

MOSHE MANY, IN HIS CAPACITY AS VICE CHAIRMAN OF THE

BOARD OF TEVA, EFFECTIVE AS OF MARCH 9, 2010, IN THE

AMOUNT OF THE NIS EQUIVALENT OF USD 150,000 (AS OF

MARCH 9, 2010) PER ANNUM, PLUS VAT (AS APPLICABLE),

AS ADJUSTED BY THE ISRAELI CONSUMER PRICE INDEX (IN

ADDITION TO PER MEETING FEES PAID TO DIRECTORS). AND

THE PROVISION TO PROF. MANY, IN HIS CAPACITY AS VICE

CHAIRMAN OF THE BOARD, OF SECRETARIAL SERVICES.

PROPOSAL #5C: TO APPROVE THE REMUNERATION OF PROF.            ISSUER            YES             FOR                  FOR

ROGER KORNBERG, IN HIS CAPACITY AS A DIRECTOR OF

TEVA, EFFECTIVE AS OF MAY 10, 2010, IN THE AMOUNT OF

THE NIS EQUIVALENT OF USD 150,000 (AS OF MAY 10,

2010) PER ANNUM, PLUS VAT (AS APPLICABLE), AS

ADJUSTED BY THE ISRAELI CONSUMER PRICE INDEX (IN

ADDITION TO PER MEETING FEES PAID TO DIRECTORS).

PROPOSAL #06: TO APPROVE AN INCREASE IN THE                        ISSUER            YES         AGAINST           AGAINST

REGISTERED SHARE CAPITAL OF THE COMPANY BY NIS

100,000,000 TO A TOTAL OF NIS 250,000,000 BY THE

CREATION OF 1,000,000,000 ADDITIONAL ORDINARY SHARES

OF PAR VALUE NIS 0.1 EACH, AND THE AMENDMENT OF THE

COMPANY'S INCORPORATION DOCUMENTS ACCORDINGLY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THK CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J83345108

  MEETING DATE:      6/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THYSSENKRUPP AG, DUISBURG/ESSEN

  TICKER:                  N/A                 CUSIP:   D8398Q119

  MEETING DATE:      1/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the Group

financial statements and Group annual report as well

as the report by the Board of Managing Directors

pursuant to Sections 289(4) and 315(4) of the German

Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distribution profit of EUR 154,346,713.20 as follows:

 payment of a dividend of EUR 0.30 per no-par share

EUR 15,304,665.60 shall be carried forward ex-

dividend and payable date: 22 JAN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Members of the Board of Managing Directors

PROPOSAL #6.1.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr.-Ing. Dr.-Ing. E.h. Hans-Peter keitel

PROPOSAL #6.2.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr. Ulrich Lehner

PROPOSAL #6.3.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr. Bernhard Pellens

PROPOSAL #6.4.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Dr. Henning Schulte-Noelle

PROPOSAL #6.5.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Christian Streiff

PROPOSAL #6.6.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Juergen R. Thumann

PROPOSAL #6.7.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr. Beatrice Weder Di Mauro

PROPOSAL #7.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: KPMG AG, Berlin

PROPOSAL #8.: Renewal of the authorization to acquire        ISSUER            YES         AGAINST           AGAINST

 own shares, the Company shall be authorized to

acquire own shares of up to 10% of the Company's

share capital through the Stock Exchange at a price

not deviating more than 5% from the market price, or

by way of a public repurchase offer at a price not

deviating more than 10% from the market price of the

shares, on or before 20 JAN 2015, the Board of

Managing Directors shall be authorized to retire the

shares, to dispose of the shares in a manner other

than the Stock Exchange or an offer to all

shareholders if the shares are sold at a price not

materially below their market price, to offer the

shares to employees of the Company and its

affiliates, and to use the shares in connection with

mergers and acquisitions against payment in kind or

for satisfying conversion or option rights

PROPOSAL #9.: Authorization to use derivatives for            ISSUER            YES         AGAINST           AGAINST

the acquisition of own shares supplementary to Item

8, the Company shall also be authorized to use put

and call options for the acquisition of own shares of

 up to 5% of the Company's share capital, at prices

not deviating more than 10% from the market price of

the shares

PROPOSAL #10.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG) - Section 17(1), in respect of shareholders

being entitled to participate and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting -

Section 17(2), in respect of shareholders being

obliged to provide evidence of their shareholding as

per the statutory record date - Section 17(3), in

respect of proxy-voting instructions also being

issued electronically in a manner determined by the

Company - Section 17(4), in respect of the Board of

Managing Directors being authorized to provide for

online-participation at a shareholders meeting -

Section 17(5), in respect of the Board of Managing

Directors being authorized to provide for the

shareholders to exercise their right to vote, without

 participating at the meeting, in writing or by way

of electronic means of communication - Section 18(3),

 in respect of the chairman of the shareholders

meeting being authorized to permit the audiovisual

transmission of the shareholders meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TNT NV, 'S GRAVENHAGE

  TICKER:                  N/A                 CUSIP:   N86672107

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and announcements                                  ISSUER             NO              N/A                  N/A

PROPOSAL #2: Presentation on 2009 performance by Mr          ISSUER             NO              N/A                  N/A

M.P. Bakker, Chief Executive Officer

PROPOSAL #3: Update and discussion on strategy vision        ISSUER             NO              N/A                  N/A

 2015

PROPOSAL #4: Annual report 2009                                              ISSUER             NO              N/A                  N/A

PROPOSAL #5: Discussion of the Corporate Governance          ISSUER             NO              N/A                  N/A

Chapter in the annual report 2009, Chapter 11

PROPOSAL #6: Adopt the 2009 financial statements                ISSUER            YES             FOR                  FOR

PROPOSAL #7.a: Discussion of the reserves and                     ISSUER             NO              N/A                  N/A

dividend guidelines

PROPOSAL #7.B: Approve the determination and                       ISSUER            YES             FOR                  FOR

distribution of dividend in cash or in shares

PROPOSAL #8: Approve the release from liability of            ISSUER            YES             FOR                  FOR

the Members of the Board of Management

PROPOSAL #9: Approve the release from liability of            ISSUER            YES             FOR                  FOR

the Members of the Supervisory Board

PROPOSAL #10: Approve the remuneration policy of the         ISSUER            YES             FOR                  FOR

Board of Management

PROPOSAL #11.A: Announcement of vacancies in the                ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #11.b: Opportunity for the general meeting          ISSUER             NO              N/A                  N/A

to make recommendations for the re appointment of

Members of the Supervisory Board

PROPOSAL #11.C: Announcement by the Supervisory Board        ISSUER             NO              N/A                  N/A

 of the persons nominated for re appointment

PROPOSAL #12: Reappoint Mr. R. King as a Member of            ISSUER            YES             FOR                  FOR

the Supervisory Board

PROPOSAL #13: Appointment of Mr. J. Wallage as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #14: Announcement of vacancies in the                   ISSUER             NO              N/A                  N/A

Supervisory Board as per the close of the AGM of

shareholders in 2011

PROPOSAL #15: Announcement of the intention of the            ISSUER             NO              N/A                  N/A

Supervisory Board to reappoint Mr. C.H. Van Dalen as

a Member of the Board of Management

PROPOSAL #16: Approve to maintain the large company          ISSUER            YES         AGAINST           AGAINST

regime at the level of TNT N.V

PROPOSAL #17: Approve the extension of the                          ISSUER            YES             FOR                  FOR

designation of the Board of Management as authorized

body to issue ordinary shares

PROPOSAL #18: Approve the extension of the                          ISSUER            YES             FOR                  FOR

designation of the Board of Management as authorized

body to limit or exclude the pre emptive right upon

the issue of ordinary shares

PROPOSAL #19: Authorize the Board of Management to            ISSUER            YES             FOR                  FOR

have the Company acquire its own shares

PROPOSAL #20: Approve the reduction of the issued              ISSUER            YES             FOR                  FOR

capital by cancellation of own shares

PROPOSAL #21: Announcement of the main conclusions of        ISSUER             NO              N/A                  N/A

 the Board of Management and the audit committee from

 the 3 yearly assessment of the functioning of the

external Auditor

PROPOSAL #22: Questions                                                            ISSUER             NO              N/A                  N/A

PROPOSAL #23: Close                                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOTAL S A

  TICKER:                  N/A                 CUSIP:   F92124100

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the allocation of the profit,         ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Commercial Code

PROPOSAL #O.5: Approve the commitments pursuant to            ISSUER            YES         AGAINST           AGAINST

Article L. 225-42 of the Commercial Code

PROPOSAL #O.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with the Company's shares

PROPOSAL #O.7: Approve the renewal of Mr. Thierry              ISSUER            YES             FOR                  FOR

Desmarest's term as Board Member

PROPOSAL #O.8: Approve the renewal of Mr. Thierry de         ISSUER            YES         AGAINST           AGAINST

Rudder's term as Board Member

PROPOSAL #O.9: Appointment of Mr. Gunnar Brock as a          ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.10: Appointment of Mr. Claude Clement as         ISSUER            YES             FOR                  FOR

a Board Member to represent the Employees

Shareholders pursuant to Article 11 of the Statutes

PROPOSAL #O.11: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Philippe Marchandise representing the Employees who

are shareholders of the Company for a 3-year period

[In accordance with Article 11 of the bylaws, only

one of the recommended Directors in resolutions 10,

11 and 12 will be elected]

PROPOSAL #O.12: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Mohammed Zaki representing the Employees who are

shareholders of the Company for a 3-year period [In

accordance with Article 11 of the bylaws, only one of

 the recommended Directors in resolutions 10, 11 and

12 will be elected]

PROPOSAL #O.13: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Ernst and Young Audit as permanent statutory Auditor

PROPOSAL #O.14: Approve the Cabinet KPMG Audit as              ISSUER            YES             FOR                  FOR

permanent statutory Auditor

PROPOSAL #O.15: Appointment of Cabinet Auditex as the        ISSUER            YES             FOR                  FOR

 substitute statutory Auditor

PROPOSAL #O.16: Appointment of Cabinet KPMG Audit              ISSUER            YES             FOR                  FOR

I.S. as the substitute statutory Auditor

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital with preferential subscription

rights of the Shareholders, by issuing common shares

or any securities giving access to the capital by

incorporation of premiums, reserves, profits or others

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital, with

cancellation of preferential subscription rights

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital as

remuneration for the contributions in kind granted to

 the Company

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital in accordance to Article L.

3332-18 et seq. of the Code of Labor

PROPOSAL #E.21: Approve the authorization to grant            ISSUER            YES             FOR                  FOR

options to subscribe or purchase Company's shares to

some Collaborators of the group as well as to

Officers of the Company or Companies of the group

PROPOSAL #E.A: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve to add a new paragraph

to the end of Article 9 of the Articles of

Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYOTA MOTOR CORPORATION

  TICKER:                  N/A                 CUSIP:   J92676113

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Distribution of Surplus                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.22: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.23: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.24: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.25: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.26: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.27: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Elect a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Elect a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Elect a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Issuance of Stock Acquisition          ISSUER            YES             FOR                  FOR

Rights for the Purpose of Granting Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TREND MICRO INCORPORATED

  TICKER:                  N/A                 CUSIP:   J9298Q104

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TUI AG, HANNOVER

  TICKER:                  N/A                 CUSIP:   D8484K166

  MEETING DATE:      2/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the abbreviated FY

from 01 JAN 2009 to 30 SEP 2009 with the report of

the Supervisory Board, the Group financial

statements, the Group annual report, and the reports

pursuant to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Net result for the abbreviated FY the          ISSUER             NO              N/A                  N/A

net loss for the abbreviated FY of EUR 97,978,530.55

shall be offset against the corresponding amount

withdrawn from the capital reserves, due to the

balanced net result, a resolution on this item is not

 necessary

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the                     ISSUER             NO              N/A                  N/A

2009/2010 FY: PricewaterhouseCoopers AG, Hanover

PROPOSAL #6.: Election of Prof. Dr. Klaus Mangold to         ISSUER             NO              N/A                  N/A

the Supervisory Board

PROPOSAL #7.: Resolution on the size of the                        ISSUER             NO              N/A                  N/A

Supervisory Board being reduced from 20 to 16 Members

 and the Corresponding amendment to the Articles of

Association

PROPOSAL #8.: Approval of the remuneration system for        ISSUER             NO              N/A                  N/A

 the Members of the Board of Managing Directors, the

shareholder Monteray Enterprises Ltd. has put forth

the following additional items for resolution

pursuant to Section 122(2) of the Stock Corporation

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER             NO              N/A                  N/A

PROPOSAL: Resolution on the appointment of a special

auditor pursuant to Section 142(1) of the Stock

Corporation Act to examine whether the Board of

Managing Directors has breached its duties and caused

 the Company a financial damage in connection with

measures pertaining to the financing of Hapag Lloyd,

especially with regard to the disproportionate

financial contributions of the Company to Hapag Lloyd

 without receiving an adequate control over the

appropriation of future profits and share in the

increase of value of Hapag Lloyd; the Board of

Managing Directors and the Supervisory recommend that

 the appointment of a special Auditor be rejected

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Resolution on the appointment of a special

 Auditor pursuant to Section 142(1) of the Stock

Corporation Act to examine whether the Board of

Managing Directors has met its legal duties when

publishing inside information in connection with the

issuance of convertible bonds in October/November

2009 and whether the insider trading prohibition

pursuant to the Securities Trading Act may have been

violated in connection with the issuance; the Board

of Managing Directors and the Supervisory recommend

that the appointment of a special Auditor be rejected

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Revocation of the authorized capital

pursuant to Section 4(8) of the Articles of

Association, creation of a new authorized capital,

and the corresponding amendment to the Articles of

Association the existing authorized capital of up to

EUR 246,000,000 shall be revoked, the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 128,000,000 through the

issue of new registered no-par'S hares against

contributions in cash, on or before 16 FEB 2015,

shareholders shall be granted subscription rights

except for the issue of shares to holders of

conversion and option rights, and for residual

amounts; the Board of Managing Directors and the

Supervisory recommend that the motion to revoke the

existing authorized capital be rejected

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Revocation of the authorization given by

the shareholders meeting of 07 MAY 2008, to issue

bonds the authorization given by the shareholders

meeting of 07 MAY 2008, to issue convertible bonds,

warrant bonds, profit-sharing rights and/or income

bonds shall be revoked the Articles of Association

shall be adjusted accordingly; the Board of Managing

Directors and the Supervisory recommend that the

motion to revoke the authorization to issue bonds be

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Revocation of the authorized capital

pursuant to Section 4(5) of the Articles of

Association and the corresponding amendment to the

Articles of Association the existing authorized

capital of up to EUR 64,000,000 shall be revoked; the

 Board of Managing Directors and the Supervisory

recommend that the motion to revoke the existing

authorized capital be rejected

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE GARANTI BANKASI A S

  TICKER:                  N/A                 CUSIP:   M4752S106

  MEETING DATE:      9/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and forming of Presidency of            ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2.: Authorize the Board Members to sign the        ISSUER             NO              N/A                  N/A

 minutes of the meeting

PROPOSAL #3.: Approve to determine the dividend                 ISSUER             NO              N/A                  N/A

distribution as per item 45 of Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE GARANTI BANKASI A S

  TICKER:                  N/A                 CUSIP:   M4752S106

  MEETING DATE:      4/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and forming the Presidency Board        ISSUER             NO              N/A                  N/A

PROPOSAL #2: Authorize the Board Members to sign the         ISSUER             NO              N/A                  N/A

minutes of meeting

PROPOSAL #3: Approve the reports of Board of                       ISSUER             NO              N/A                  N/A

Directors and the Auditors

PROPOSAL #4: Approve and ratify the balance sheet and        ISSUER             NO              N/A                  N/A

 profit and loss accounts, acceptance or rejection by

 discussion of the Board of Directors proposal

regarding the dividend distribution

PROPOSAL #5: Amend the 8th Article of the Articles of        ISSUER             NO              N/A                  N/A

 Association and temporary Article 2

PROPOSAL #6: Approve the release of the Board Members        ISSUER             NO              N/A                  N/A

 and Auditors

PROPOSAL #7: Approve the determination on wages of            ISSUER             NO              N/A                  N/A

Board Members and Auditors

PROPOSAL #8: Approve the Independent Audit Firm                  ISSUER             NO              N/A                  N/A

PROPOSAL #9: Approve to inform the shareholders about        ISSUER             NO              N/A                  N/A

 donations

PROPOSAL #10: Authorize the Members of the Board of          ISSUER             NO              N/A                  N/A

Directors to do business with the bank provisions of

the Banking Law to remain reserved in accordance with

 Articles 334 and 335 of Turkish Commercial Code

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ULTRA ELECTRONICS HLDGS PLC

  TICKER:                  N/A                 CUSIP:   G9187G103

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's annual accounts            ISSUER            YES             FOR                  FOR

for the FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009 for 21.6 per ordinary share

PROPOSAL #3: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

FYE 31 DEC 2009

PROPOSAL #4: Elect Mr. R. Sharma as a Director                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-election of Mr. I. Griffiths as a              ISSUER            YES         AGAINST           AGAINST

Director  Member of the Audit, Nominations and

Remunerations Committees

PROPOSAL #6: Re-election of Dr. J. Blogh as a                     ISSUER            YES         AGAINST           AGAINST

Director  Member of the Nomination Committee

PROPOSAL #7: Re-appointment of Deloitte LLP as an              ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #9: Authorize the Directors to allot shares         ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.12: Approve to permit general meetings to        ISSUER            YES             FOR                  FOR

 be held on 14 days notice

PROPOSAL #S.13: Adopt the New Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNICHARM CORPORATION

  TICKER:                  N/A                 CUSIP:   J94104114

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Allow Board to                   ISSUER            YES             FOR                  FOR

Appoint a Chairperson Emeritus, Chairperson, and

Vice-Chairperson

PROPOSAL #2: Approve Merger by Absorption of a                   ISSUER            YES             FOR                  FOR

Wholly-Owned Subsidiary, Unicharm Pet Care Corp.

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER N V

  TICKER:                  N/A                 CUSIP:   N8981F271

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Consideration of the annual report for          ISSUER             NO              N/A                  N/A

the 2009 financial year submitted by the Board of

Directors, including the Dutch Corporate Governance

Code and the Directors' remuneration report of the

Remuneration Committee; consideration of the way in

which Unilever applies the Dutch Corporate Governance

 Code

PROPOSAL #2: Adoption of the Annual Accounts and                ISSUER            YES             FOR                  FOR

appropriation of the profit for the 2009 financial

year: it is proposed that: (i) the annual accounts

for the 2009 financial year drawn up by the Board of

Directors be adopted; and (ii) the profit for the

2009 financial year be appropriated for addition to

the balance sheet item Profit retained EUR

PROPOSAL #3: Discharge of Executive Directors: it is         ISSUER            YES             FOR                  FOR

proposed that the Executive Directors in office in

the 2009 financial year be discharged for the

fulfillment of their task in the 2009 financial year

PROPOSAL #4: Discharge of Non-Executive Directors: it        ISSUER            YES             FOR                  FOR

 is proposed that the Non-Executive Directors in

office in the 2009 financial year be discharged for

the fulfillment of their task in the 2009 financial

PROPOSAL #5: To re-appoint Mr. P G J M Polman as an          ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6: To appoint Mr. R J-M'S Huet as an                   ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #7: To re-appoint Professor L O Fresco as a         ISSUER            YES             FOR                  FOR

Non-Executive Director

PROPOSAL #8: To re-appoint Ms. A M Fudge as a Non-             ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #9: To re-appoint Mr. C E Golden as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #10: To re-appoint Dr. B E Grote as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #11: To re-appoint Ms. H Nyasulu as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #12: To re-appoint Mr. K J Storm as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #13: To re-appoint Mr. M Treschow as a Non-         ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #14: To re-appoint Mr. J van der Veer as a          ISSUER            YES             FOR                  FOR

Non-Executive Director

PROPOSAL #15: To re-appoint Mr. P Walsh as a Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #16: To appoint The Rt Hon Sir Malcolm                 ISSUER            YES             FOR                  FOR

Rifkind MP as a Non-Executive Director

PROPOSAL #17: To approve the Management Co-Investment        ISSUER            YES             FOR                  FOR

 Plan

PROPOSAL #18: To approve the amendment to the                     ISSUER            YES             FOR                  FOR

performance conditions of the annual bonus for

Executive Directors

PROPOSAL #19: To approve the amendments to the                   ISSUER            YES             FOR                  FOR

performance conditions of the long-term incentive

arrangements

PROPOSAL #20: It is proposed by the Board of                       ISSUER            YES             FOR                  FOR

Directors that: (i) the Articles of Association of

the Company be amended and the Company's capital be

reduced in conformity with the draft prepared by De

Brauw Blackstone Westbroek N.V., dated 31 March 2010;

 and (ii) in connection with this amendment of the

Articles of Association, any and all Directors of the

 Company, any and all Company Secretaries and Deputy

Secretaries and any and all lawyers practicing with

De Brauw Blackstone Westbroek N.V. be authorized to

apply for the required ministerial declaration of no-

objection and to execute the notarial deed of

amendment to the Articles of Association

PROPOSAL #21: The Board of Directors be authorized,          ISSUER            YES             FOR                  FOR

in accordance with Article 98 of Book 2 of the

Netherlands Civil Code, for the period running from

11 May 2010 until 11 November 2011 to cause the

Company to purchase, either through purchase on a

stock exchange or otherwise, any and all of its own

6% cumulative preference shares and 7% cumulative

preference shares (and depositary receipt thereof) on

 the following terms: (i) the purchase price,

excluding expenses and interest, for each 6%

cumulative preference share (each in the form of one

share or ten sub-shares) is not lower than EUR 0.01

(one eurocent) and not higher than EUR 575.50 plus a

compensation for accrued dividend (in relation to the

 relevant financial year) until the date of

repurchase; and (ii) the purchase price, excluding

expenses and interest, for each 7% cumulative

preference share (each in the form of one share or

ten sub-shares or depositary receipts thereof) is not

 lower than EUR 0.01 (one eurocent) and not higher

than EUR 671.40 plus a compensation for accrued

dividend (in relation to the relevant financial year)

PROPOSAL #22: To authorize the Board of Directors, in        ISSUER            YES             FOR                  FOR

 accordance with Article 98 of Book 2 of the

Netherlands Civil Code, for the period running from

11 May 2010 until 11 November 2011 to cause the

Company to purchase, either through purchase on a

stock exchange or otherwise, its own ordinary shares

or depositary receipts thereof with a maximum of 10%

of the issued share capital as shown in the annual

accounts for the financial year 2009 at a purchase

price per share or depositary receipt thereof,

excluding expenses, not lower than EUR 0.01 (one

eurocent) and not higher than 10% above the average

of the closing price of the shares on the NYSE

Euronext stock exchange in Amsterdam for the five

business days before the day on which the purchase is

PROPOSAL #23: To reduce the issued share capital                ISSUER            YES             FOR                  FOR

through cancellation of ordinary shares and

depositary receipts thereof; the purpose of the

reduction is to create flexibility with respect to

the Company's capital structure; it is restricted to

a maximum of 10% of the issued share capital as shown

 in the annual accounts for the financial year 2009;

only ordinary shares held by the Company or for which

 the Company holds depositary receipts may be

cancelled; shares that the Company holds in treasury

for hedging share (option) plans will not be

cancelled; the number of shares that will be

cancelled following this resolution will be

determined by the Board of Directors; each time the

amount of the capital reduction will be stated in the

 resolution of the Board of Directors that shall be

filed at the Chamber of Commerce in Rotterdam

PROPOSAL #24: Renewal of this authority is sought at         ISSUER            YES             FOR                  FOR

the AGM each year; it is proposed to designate the

Board of Directors as the Company Body, in accordance

 with Articles 96 and 96a of Book 2 of the

Netherlands Civil Code to resolve to issue, or to

grant rights to subscribe for, shares not yet issued

and to restrict or exclude the statutory pre-emption

rights that accrue to shareholders upon issue of

shares, on the understanding that this authority is

limited to 10% of the issued share capital of the

Company, plus an additional 10% of the issued share

capital of the Company in connection with or on the

occasion of mergers and acquisitions; there is no

current intention to use this authority; the

authority sought from the AGM is for the period

running from 11 May 2010 until 11 November 2011

PROPOSAL #25: Pursuant to Article 34, paragraph 3, of        ISSUER            YES             FOR                  FOR

 the Articles of Association, Auditors charged with

the auditing of the annual accounts for the current

financial year are to be appointed each year; it is

proposed that, in accordance with Article 393 of Book

 2 of the Netherlands Civil Code,

PricewaterhouseCoopers Accountants N.V. be appointed

to audit the annual accounts for the 2010 financial

year

PROPOSAL #26: Questions and close of Meeting                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER NV

  TICKER:                  N/A                 CUSIP:   N8981F271

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Discussion the report and the financial        ISSUER             NO              N/A                  N/A

 statements for the period 01 JUL 2008 to 30 JUN 2009

PROPOSAL #3.: As a consequence of the periodic                   ISSUER             NO              N/A                  N/A

rotation of Office Mr. J.H. Schraven will step down

as per the date of the 1st meeting of the Board of

the Administration Office to be held in 2010,

consequently a vacancy will arise in the Board, the

Board intends to fill this vacancy by re-appointing

Mr. Schraven, in accordance with Article 5.4 of its

Articles of Association, the Board wishes to inform

the holders of depositary receipts issued by the

Administration Office of this vacancy

PROPOSAL #4.: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER PLC

  TICKER:                  N/A                 CUSIP:   G92087165

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Re-elect Mr. P.G.J.M. Polman as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Election of Mr. R.J.M.S. Huet as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-elect Professor L.O. Fresco as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6: Re-elect Ms. A.M. Fudge as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mr. C.E. Golden as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Dr. B.E. Grote as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect Ms. H. Nyasulu as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect Mr. K.J. Storm as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #11: Re-elect Mr. M. Treschow as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect Mr. J. Van der Veer as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #13: Re-elect Mr. P. Walsh as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #14: Election of the Rt Hon Sir Malcolm                ISSUER            YES             FOR                  FOR

Rifkind MP as a Director

PROPOSAL #15: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company

PROPOSAL #16: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #17: Approve to renew the authority to                 ISSUER            YES             FOR                  FOR

Directors to issue shaes

PROPOSAL #S.18: Approve to renew the authority to              ISSUER            YES             FOR                  FOR

Directors to disapply pre-emption rights

PROPOSAL #S.19: Approve to renew the authority to the        ISSUER            YES             FOR                  FOR

 Company to purchase its own shares

PROPOSAL #20: Grant authority for Political Donations        ISSUER            YES             FOR                  FOR

 and Expenditure

PROPOSAL #S.21: Approve to shorten the notice period         ISSUER            YES             FOR                  FOR

for general meetings

PROPOSAL #22: Approve the Management Co-Investment            ISSUER            YES             FOR                  FOR

Plan

PROPOSAL #S.23: Adopt new Articles of Association of         ISSUER            YES             FOR                  FOR

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE

  TICKER:                  VALEP             CUSIP:   91912E204

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #02: THE APPROVAL FOR THE PROTOCOLS AND                ISSUER            YES             FOR                  FOR

JUSTIFICATIONS OF THE CONSOLIDATIONS OF SOCIEDADE DE

MINERACAO ESTRELA DE APOLO S.A. (ESTRELA DE APOLO)

AND OF MINERACAO VALE CORUMBA S.A. (VALE CORUMBA)

INTO VALE, BOTH WHOLLY OWNED SUBSIDIARIES OF VALE,

PURSUANT TO ARTICLES 224 AND 225 OF THE BRAZILIAN

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF DOMINGUES         ISSUER            YES             FOR                  FOR

E PINHO CONTADORES, THE EXPERTS HIRED TO APPRAISE THE

 VALUES OF BOTH ESTRELA DE APOLO AND VALE CORUMBA

PROPOSAL #04: TO DECIDE ON THE APPRAISAL REPORTS,              ISSUER            YES             FOR                  FOR

PREPARED BY THE EXPERT APPRAISERS

PROPOSAL #05: THE APPROVAL FOR THE CONSOLIDATION OF          ISSUER            YES             FOR                  FOR

BOTH ESTRELA DE APOLO AND VALE CORUMBA INTO VALE,

WITHOUT A CAPITAL INCREASE OR THE ISSUANCE OF NEW

VALE SHARES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S A

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To ratify the nomination of an                       ISSUER             NO              N/A                  N/A

alternate Member of the Board of Directors made at

the meeting of that collegiate body on 17 SEP 2009,

under the terms of Article 11 10 of the Corporate

PROPOSAL #2.: Approve, under the terms of Articles            ISSUER            YES             FOR                  FOR

224 and 225 of Law Number 6404 76, the protocols and

justifications for the mergers of Sociedade De

Minerac Ao Estrela De Apolo S.A. Estrela De Apolo and

 Mineracao Vale Corumba S.A. Vale Corumba, full

subsidiaries of vale

PROPOSAL #3.: Ratify the nomination of Domingues E            ISSUER            YES             FOR                  FOR

Pinho Contadores, a specialized Company hired to

carry out the valuation of the Companies to be merged

PROPOSAL #4.: Approve the valuation reports prepared         ISSUER            YES             FOR                  FOR

by the specialized Company

PROPOSAL #5.: Approve the merger, without an increase        ISSUER            YES             FOR                  FOR

 in capital and without the issuance of new shares,

of Estrela De Apolo and Vale Corumba, into Vale

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALEP             CUSIP:   91912E204

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                 ISSUER            YES             FOR                  FOR

REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE

FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                   ISSUER            YES             FOR                  FOR

PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE

INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                ISSUER            YES             FOR                  FOR

FISCAL COUNCIL

PROPOSAL #O1D: ESTABLISHMENT OF THE REMUNERATION OF          ISSUER            YES         AGAINST           AGAINST

THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: PROPOSAL FOR A CAPITAL INCREASE,                 ISSUER            YES             FOR                  FOR

THROUGH CAPITALIZATION OF RESERVES, WITHOUT THE

ISSUANCE OF SHARES, AND THE CONSEQUENT CHANGE OF THE

HEAD OF ARTICLE 5 OF VALE'S BY-LAWS

PROPOSAL #E2B: REPLACEMENT OF MR. FRANCISCO AUGUSTO          ISSUER            YES         AGAINST           AGAINST

DA COSTA E SILVA AS A MEMBER OF THE BOARD OF

DIRECTORS, WHO PRESENTED A DISMISSAL REQUEST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALEP             CUSIP:   91912E204

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPOINTMENT OF A MEMBER OF BOARD OF              ISSUER            YES             FOR                  FOR

DIRECTORS- VALEPAR S.A. NOMINEE FOR THIS POSITION IS

MR. JOSE MAURO METTRAU CARNEIRO DA CUNHA. FOR MORE

DETAILS ON VALEPAR'S PROPOSAL, PLEASE REVIEW THE

DOCUMENTS RELATED TO THIS MEETING ON THE COMPANY'S

WEBPAGE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine, discuss and vote              ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements, relating to FYE 31 DEC 2009

PROPOSAL #2: Approve the distribution of the FY net          ISSUER            YES             FOR                  FOR

profits and the budget of capital of the Company

PROPOSAL #3: Election of the Members of the Finance          ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #4: Approve to set the Directors and Finance        ISSUER            YES         AGAINST           AGAINST

 Committees global remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the increase of the share                   ISSUER            YES             FOR                  FOR

capital, through the capitalization of reserves,

without the issuance of shares, and the consequent

amendment at the main part of Article 5 of the

Corporate Bylaws

PROPOSAL #2: Election of a full member of the Board          ISSUER            YES         AGAINST           AGAINST

of Directors , because of the resignation presented

by Mr. Francisco Augusto Da Costa E Silva

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the increase of the share                   ISSUER            YES             FOR                  FOR

capital, through the capitalization of reserves,

without the issuance of shares, and the consequent

amendment at the main part of Article 5 of the

Corporate Bylaws

PROPOSAL #2: Election of a full member of the Board          ISSUER            YES         AGAINST           AGAINST

of Directors , because of the resignation presented

by Mr. Francisco Augusto Da Costa E Silva

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Principal member as the         ISSUER            YES             FOR                  FOR

Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALLOUREC USINES A TUBES DE LORRAINE ESCAUT ET VAL

  TICKER:                  N/A                 CUSIP:   F95922104

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for FY         ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for FY 2009 and setting of the dividend

PROPOSAL #O.4: Approve the option for payment of a            ISSUER            YES             FOR                  FOR

scrip dividend

PROPOSAL #O.5: Approve the renewal of Mr. Michel de          ISSUER            YES             FOR                  FOR

Fabiani appointment as a member of the  Supervisory

Board

PROPOSAL #O.6: Approve the renewal of Bollore's                 ISSUER            YES             FOR                  FOR

appointment as a member of the Supervisory Board

PROPOSAL #O.7: Approve the renewal of Mr. Jean-Claude        ISSUER            YES             FOR                  FOR

 Verdiere's appointment as a member of the

Supervisory Board

PROPOSAL #O.8: Appointment of the Mrs. Vivienne Cox          ISSUER            YES             FOR                  FOR

as a member of the Supervisory Board

PROPOSAL #O.9: Appointment of the Mrs. Alexandre                ISSUER            YES             FOR                  FOR

Schaapveld as a member of the Supervisory Board

PROPOSAL #O.10: Approve the updating of the payment          ISSUER            YES             FOR                  FOR

to members of the Supervisory Board

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

trade in the Company's shares

PROPOSAL #E.12: Approve the Halving of the par value         ISSUER            YES             FOR                  FOR

of the Company's shares

PROPOSAL #E.13: Amend to the Articles of Association         ISSUER            YES             FOR                  FOR

in order to introduce on-line voting). Note: the text

 of this resolution includes the powers for the

necessary legal formalities

PROPOSAL #E.14: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

the Board of Directors to issue share subscription

warrants while a public offer is open

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VANGUARD MARKET LIQUIDITY FUND

  TICKER:                  N/A                 CUSIP:   N/A

  MEETING DATE:      7/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN J. BRENNAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES D. ELLIS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EMERSON U. FULLWOOD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAJIV L. GUPTA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: AMY GUTMANN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOANN HEFFERNAN HEISEN                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F. WILLIAM MCNABB III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDRE F. PEROLD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFRED M. RANKIN, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER F. VOLANAKIS                              ISSUER            YES             FOR                  FOR

PROPOSAL #2A: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING REAL ESTATE.

PROPOSAL #2B: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: ISSUING

SENIOR SECURITIES.

PROPOSAL #2C: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: BORROWING

 MONEY.

PROPOSAL #2D: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: MAKING

LOANS.

PROPOSAL #2E: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING COMMODITIES.

PROPOSAL #2F: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY OR

 GROUP OF INDUSTRIES.

PROPOSAL #2G: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

ELIMINATION OF OUTDATED FUNDAMENTAL POLICIES NOT

REQUIRED BY LAW.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VESTAS WIND SYS A/S UTD  KINGDOM

  TICKER:                  N/A                 CUSIP:   K9773J128

  MEETING DATE:      1/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Article 4.6 of the Articles of              ISSUER             NO              N/A                  N/A

Associations for the proposed changed to the

specified wordings

PROPOSAL #2: Authorize the Chairman of the general            ISSUER             NO              N/A                  N/A

meeting to notify the notifiable decisions made by

the general meeting to the Danish Commerce and

Companies Agency and make the corrections in the

documents which have been prepared in connection with

 these decisions to the extent that the Danish

Commerce and Companies Agency requires so in order to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VESTAS WIND SYS A/S UTD  KINGDOM

  TICKER:                  N/A                 CUSIP:   K9773J128

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report from the Board of              ISSUER             NO              N/A                  N/A

Directors on the Company's activities during the past

 year

PROPOSAL #2: Adopt the annual report                                     ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve to apply the profit for the year        ISSUER             NO              N/A                  N/A

 of EUR 564m as follows: transfer to reserve for net

revaluation according to the equity method: EUR 66m;

dividend: EUR 0m and retained earnings: EUR 498m

PROPOSAL #4: Re-elect Bent Erik Carlsen, Torsten Erik        ISSUER             NO              N/A                  N/A

 Rasmussen, Freddy Frandsen, Hakan Eriksson, Jorgen

Huno Rasmussen, Jorn Anaer Thomsen, Kurt Anker

Nielsen and Ola Rollen as Board Members

PROPOSAL #5: Appointment of PricewaterhouseCoopers,          ISSUER             NO              N/A                  N/A

Statsautoriseret

PROPOSAL #6.1: Amend Articles 2(4), 2(8) and 3(4)             ISSUER             NO              N/A                  N/A

which is numbered Article 3(5) in the new draft

Articles  Articles 3(1) - 3(4), Article 7(2), 8(1)

and 13(1), Article 4(3), 4(4), 5(1), 6(2), 6(3) of

the Articles of Association

PROPOSAL #6.2: Amend Articles 2, 3, 4, 5, 4(5), 6(5),        ISSUER             NO              N/A                  N/A

 6(4), 7(2) and 7(3) of the Articles of Association

PROPOSAL #6.3: Amend Article 1(1) to effect that the         ISSUER             NO              N/A                  N/A

secondary name Cotas Computer Technology A/s is

PROPOSAL #6.4: Amend Article 1(2) of the Articles of         ISSUER             NO              N/A                  N/A

Association in accordance with Section 28 of the

Danish Companies Act, and as a consequence, Article

1(3) shall be re-numbered as Article 1 (2)

PROPOSAL #6.5: Approve to rephrase Article 2(3) to            ISSUER             NO              N/A                  N/A

the effect that it specifies that the Company's

shares are registered with a central securities

depository and that any dividends will be disbursed

through such central securities depository

PROPOSAL #6.6: Approve that Article 2(9) concerning          ISSUER             NO              N/A                  N/A

cancellation is deleted, as the provisions are no

longer relevant to the Company

PROPOSAL #6.7: Approve that previous authorization to        ISSUER             NO              N/A                  N/A

 the Board of Directors in Article 3(1) to increase

the Company's share capital is renewed to apply until

 01 MAY 2011, allowing an increase of the share

capital by a total nominal amount of DKK 20,370,410

20,370,410 shares

PROPOSAL #6.8: Approve that the previous                              ISSUER             NO              N/A                  N/A

authorization to the Board of Directors in Article

3(2) to increase the Company's share capital in

connection with the issuance of employee shares is

extended to expire on 01 MAY 2011

PROPOSAL #6.9: Approve that the previous                              ISSUER             NO              N/A                  N/A

authorization to the Board of Directors in Article

3(3) to issue warrants and to carry out the relevant

increase of the Company's share capital is extended

to expire on 01 MAY 2011

PROPOSAL #6.10: Approve to insert an authorization to        ISSUER             NO              N/A                  N/A

 the Board of Directors, in the Company's Articles of

 Association, for the Board of Directors to raise

loans against the issuance of convertible debt

instruments, the new provision will be inserted as

Article 3(4) and the existing Article 3(4) will be

renumbered to Article 3(5) and amended so that a

conversion combined with an issuance of shares,

pursuant to the authorization in Article 3(1), may

only result in a capital increase of 10%

PROPOSAL #6.11: Amend Article 4(2) to the effect that        ISSUER             NO              N/A                  N/A

 the Company's general meetings are held in Central

Denmark Region or in the Capital Region of Denmark,

as directed by the Board of Directors

PROPOSAL #6.12: Amend Article 5(2) to the effect that        ISSUER             NO              N/A                  N/A

 it clearly states that the general meeting can

decide whether the Company shall have one or two

PROPOSAL #6.13: Approve to insert a new provision,            ISSUER             NO              N/A                  N/A

stipulating that the Company's general meetings may

be held in English, provided that a simultaneous

interpretation service into Danish is given, and that

 all documents pertaining to general meetings are

available both in Danish and in English

PROPOSAL #6.14: Approve to insert a new provision             ISSUER             NO              N/A                  N/A

Article 8(8)  to the effect that the corporate

language is English

PROPOSAL #6.15: Authorize the Company to purchase              ISSUER             NO              N/A                  N/A

treasury shares, in the period until the next AGM,

within a total nominal value of 10% of the Company's

share capital from time to time, in accordance with

the relevant statutory provisions, the consideration

for such shares may not deviate by more than 10% from

 the closing price quoted by NASDAQ OMX Copenhagen at

 the time of purchase

PROPOSAL #6.16: Approve a rider to the overall                   ISSUER             NO              N/A                  N/A

guidelines for incentive pay which were adopted at

the AGM in 2009 to the effect that warrants, and not

only options, can be issued under the existing

PROPOSAL #6.17: Authorize the Chairman of the meeting        ISSUER             NO              N/A                  N/A

 to file the registrable resolutions adopted by the

general meeting with the Danish Commerce and

Companies Agency and to make such amendments to the

documents prepared in connection with these

resolutions as may be required by the Danish Commerce

 and Companies Agency in connection with registration

 of the adopted resolutions

PROPOSAL #7: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VICTREX PLC, THORNTON CLEVELEYS LANCASHIRE

  TICKER:                  N/A                 CUSIP:   G9358Y107

  MEETING DATE:      2/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report on Directors'                     ISSUER            YES             FOR                  FOR

remuneration for the YE 30 SEP 2009

PROPOSAL #2: Receive the Company's annual report and         ISSUER            YES             FOR                  FOR

accounts for the YE 30 SEP 2009, together with the

reports of the Directors and the Auditor

PROPOSAL #3: Approve the payment of a final dividend         ISSUER            YES             FOR                  FOR

of 14.0p per share on the Company's ordinary shares

of 1p in respect of the YE 30 SEP 2009

PROPOSAL #4: Re-elect Ms. A.M. Frew as a Director,            ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #5: Re-elect Mr. D.R. Hummel as a Director,         ISSUER            YES         AGAINST           AGAINST

who retires by rotation

PROPOSAL #6: Re-elect Mr. M.W. Peacock as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #7: Re-appoint KPMG Audit Plc as the Auditor        ISSUER            YES             FOR                  FOR

 of the Company and authorize the Directors to

determine their remuneration

PROPOSAL #8: Authorize the Board to allot shares in          ISSUER            YES             FOR                  FOR

the Company and to grant rights to subscribe for or

convert any security into shares in the Company: a)

up to a nominal amount of GBP 277,321 and b) up to a

nominal amount of GBP 277,321 in connection with an

offer by way of a rights issue: i) to ordinary

shareholders in proportion  as nearly as may be

practicable  to their existing holdings and, ii) to

holders of other equity securities as required by the

 rights of those securities or as the Board otherwise

 considers necessary, and CONTD..

PROPOSAL #S.9: Authorize the Board, conditional upon         ISSUER            YES             FOR                  FOR

Resolution 8 being passed, to allot equity securities

  as specified in the Companies Act 2006  for cash

under the authority given by that resolution and/or

where the allotment is treated as an allotment of

equity securities under Section 560 2  b  of the

Companies Act 2006, free of the restriction in

Section 561 1  of the Companies Act 2006, such power

to be limited: a) to the allotment of equity

securities in connection with an offer or equity

securities  but in the case of the authority granted

under Paragraph  B  of Resolution 8, by way of a

rights issue only : i) to ordinary shareholders in

proportion  as nearly as may be practicable  to their

 holdings and, ii) to holders of other equity

securities, as required by the rights of those

securities or, as the Board otherwise considers

PROPOSAL #S.10: Authorize the Company, generally and         ISSUER            YES             FOR                  FOR

unconditionally to make one or more market purchases

 as specified in Section 693 4  of the Companies Act

2006 of its ordinary shares of 1p each in the capital

 of the Company  'Ordinary Shares' , such power to be

 limited: a) to a maximum number of 8,319,636

ordinary shares; b) by the condition that the maximum

 price, exclusive of expenses, which may be paid for

an ordinary share contracted to be purchased on any

day shall be the higher if  i  an amount equal to

105% of the average of the closing middle market

quotation for an ordinary shares  as derived from the

 London Stock Exchange Daily Official List  for the 5

 business days immediately preceding the day on which

 that ordinary shares is contracted to be purchased;

PROPOSAL #S.11: Amend the Articles of Association by         ISSUER            YES             FOR                  FOR

deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 Companies Act 2006, are to be treated as

provisions of the Company's Articles of Association

and the Articles of Association produced to the

meeting as specified be adopted as the Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

PROPOSAL #S.12: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VODAFONE GROUP PLC, NEWBURY BERKSHIRE

  TICKER:                  N/A                 CUSIP:   G93882135

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditors for the YE

31 MAR 2009

PROPOSAL #2.: Re-elect Sir John Bond as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect Mr. John Buchanan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Vittorio Colao as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Elect Mr. Michel Combes as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. Andy Halford as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. Alan Jebson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Mr. Samuel Jonah as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Mr. Nick Land as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-elect Ms. Anne Lauvergeon as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #11.: Re-elect Mr. Simon Murray as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Mr. Stephen Pusey as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Re-elect Mr. Luc Vandevelde as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #14.: Re-elect Mr. Anthony Watson as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #15.: Re-elect Mr. Phllip Yea as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Approve a final dividend of 5.20 per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #17.: Approve the remuneration report                    ISSUER            YES             FOR                  FOR

PROPOSAL #18.: Re-appoint Deloitte LLP as the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #19.: Authorize the Audit Committee to                 ISSUER            YES             FOR                  FOR

determine the remuneration of the Auditors

PROPOSAL #20.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares under Article 16.2 of the Company's Article of

 Association

PROPOSAL #S.21: Authorize the Directors to dis-apply         ISSUER            YES             FOR                  FOR

pre-emption rights under Article 16.3 of the

Company's Article of Association

PROPOSAL #S.22: Authorize the Company's purchase of          ISSUER            YES             FOR                  FOR

its own shares [Section 166, Companies Act 1985]

PROPOSAL #S.23: Approve new Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #S.24: Grant authority to call the general          ISSUER            YES             FOR                  FOR

meeting other than an AGM on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOTORANTIM CELULOSE E PAPEL S A

  TICKER:                  N/A                 CUSIP:   P9806R100

  MEETING DATE:      8/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve the protocol and justification         ISSUER            YES         AGAINST           AGAINST

of the merger of shares issued by Aracruz Celulose

S.A. Aracruz, dated 21 JUL 2009, entered into between

 the Company, as the Company that is carrying out the

 merger, and Aracruz, as the party being merged,

accompanied by the pertinent documents, taking

cognizance of the opinion of the Finance Committee of

 the Company

PROPOSAL #II.I: Ratify the hiring of Baker Tilly                ISSUER            YES         AGAINST           AGAINST

Brasil ES Auditores Independentes Ltda., responsible

for the valuation of the shares issued by Aracruz to

be merged into the assets of the Company

PROPOSAL #II.II: Ratify the hiring of KPMG Corporate         ISSUER            YES         AGAINST           AGAINST

Finance Ltda., responsible for the valuation of the

net worth of the Company and of Aracruz, at market

value, for the purposes of Article 264 of Law Number

6404.76

PROPOSAL #III.: Approve the valuation report prepared        ISSUER            YES         AGAINST           AGAINST

 by Baker Tilly Brasil ES Auditores Independentes

PROPOSAL #IV.: Approve the substitution ratio for the        ISSUER            YES         AGAINST           AGAINST

 Aracruz shares for new shares to be issued by the

Company, with the conversion of Aracruz into a wholly

 owned subsidiary of the Company

PROPOSAL #V.: Approve the Merger of the shares issued        ISSUER            YES         AGAINST           AGAINST

 by Aracruz into the assets of the Company under the

conditions stated in the protocol and justification

of merger of shares issued by Aracruz Celulose S.A.

PROPOSAL #VI.: Approve, due to the Merger of shares,         ISSUER            YES         AGAINST           AGAINST

to increase the share capital of the Company in

accordance with the terms of Item 2.11 of the

protocol and justification of Merger of shares

PROPOSAL #VII.: Authorize the Managers to do all of          ISSUER            YES         AGAINST           AGAINST

the acts necessary to make the Merger of the shares

issued by Aracruz into the assets of the Company

effective

PROPOSAL #VIII.: Approve to remove and elect the                ISSUER            YES         AGAINST           AGAINST

Members of the Board of Directors of the Company

PROPOSAL #IX.: Amend the main part of Article 5 of            ISSUER            YES         AGAINST           AGAINST

the Corporate Bylaws of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOTORANTIM CELULOSE E PAPEL S A

  TICKER:                  N/A                 CUSIP:   P9806R100

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Elect the New Members to the Board of          ISSUER            YES         AGAINST           AGAINST

Directors of the Company

PROPOSAL #II.: Approve to remove a Member from the            ISSUER            YES         AGAINST           AGAINST

Finance Committee of the Company and elect a

replacement, to serve out the remainder of the term

in office

PROPOSAL #III.: Amend the Corporate Bylaws so as to          ISSUER            YES         AGAINST           AGAINST

adapt them to the rules of the Novo Mercado Listing

Regulations of Bmfandbovespa

PROPOSAL #IV.: Amend the Corporate Name of the Company      ISSUER            YES             FOR                  FOR

PROPOSAL #V.: Authorize the Administrators to perform        ISSUER            YES             FOR                  FOR

 all acts necessary for the admission of the Company

to the Novo Mercado listing segment of Bmfandbovespa

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WAL-MART DE MEXICO SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P98180105

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Receive the report from the Board of            ISSUER            YES             FOR                  FOR

Directors concerning the acquisition of Wal-Mart

Central America

PROPOSAL #II.: Approve the proposal regarding the              ISSUER            YES             FOR                  FOR

merging of the Company, in its position as Absorbing

Company, with WM Maya S. DE R.L DE C.V, as the

Absorbed Company, prior approval of the financial

statements that will be form the basis of the merger

and the respective merger agreement

PROPOSAL #III.: Amend the Corporate Bylaws that                 ISSUER            YES             FOR                  FOR

reflect the increase in capital and the issuance of

the new shares that represent the mentioned increase

as a consequence of the proposed merger

PROPOSAL #IV.: Approve the designation of the person         ISSUER            YES             FOR                  FOR

or people who, in representing the general meeting,

will have to perform its resolutions and file the

minutes of the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WAL-MART DE MEXICO SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P98180105

  MEETING DATE:      3/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Receive the report from the Board of              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #II: Receive the report from the General              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #III: Receive the report from the Audit and         ISSUER            YES             FOR                  FOR

Corporate Practices Committees

PROPOSAL #IV: Approve the financial information to 31        ISSUER            YES             FOR                  FOR

 DEC 2009

PROPOSAL #V: Receive the report regarding the                     ISSUER            YES             FOR                  FOR

situation of the fund for the repurchase of shares

PROPOSAL #VI: Approve the plan to cancel repurchased         ISSUER            YES             FOR                  FOR

shares of the Company that are currently held in

treasury

PROPOSAL #VII: Approve the plan for the allocation of        ISSUER            YES             FOR                  FOR

 results for the period running from 01 JAN to 31 DEC

 2009

PROPOSAL #VIII: Approve the plan for the payment of a        ISSUER            YES             FOR                  FOR

 dividend of MXN 0.70 per share

PROPOSAL #IX: Amend Article 5 of the Corporate ByLaws        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #X: Approve the report regarding the                     ISSUER            YES             FOR                  FOR

fulfillment of fiscal obligations

PROPOSAL #XI: Approve the report regarding the                   ISSUER            YES             FOR                  FOR

Employee Stock Plan

PROPOSAL #XII: Approve the report from the Wal-Mart          ISSUER            YES             FOR                  FOR

De Mexico Foundation

PROPOSAL #XIII: Approve the report regarding the                ISSUER            YES             FOR                  FOR

acquisition and integration of Wal Mart Central

PROPOSAL #XIV: Ratify the acts of the Board of                   ISSUER            YES             FOR                  FOR

Directors during 2009

PROPOSAL #XV: Appointment of the Members of the Board        ISSUER            YES         AGAINST           AGAINST

 of Directors

PROPOSAL #XVI: Appointment of the Chairpersons of the        ISSUER            YES         AGAINST           AGAINST

 Audit and Corporate Practices

PROPOSAL #XVII: Approve the resolutions contained in         ISSUER            YES             FOR                  FOR

the minutes of the general meeting held

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WANT WANT CHINA HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G9431R103

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements and the        ISSUER            YES             FOR                  FOR

 reports of the Directors and the Auditor for the YE

31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.a: Re-elect Mr. Tsai Shao-Chung as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.b: Re-elect Mr. Toh David Ka Hock as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.c: Re-elect Mr. Lin Feng-I as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.d: Re-elect Mr. Chien Wen-Guey as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.e: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the remuneration of all the

Directors of the Company

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Company's Auditor and authorize the Board to fix

their remuneration for the YE 31 DEC 2010

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to repurchase shares of USD 0.02 each in the capital

of the Company  Shares  during the relevant period,

on The Stock Exchange of Hong Kong Limited   the

Stock Exchange  or on any other stock exchange on

which the securities of the Company may be listed and

 recognized by the Securities and Futures Commission

of Hong Kong and the Stock Exchange for this

purposes, subject to and in accordance with all

applicable Laws and the requirements of the Rules

Governing the Listing of Securities on the Stock

Exchange or of any other stock exchange as amended

PROPOSAL #6: Authorize the Directors, subject to this        ISSUER            YES             FOR                  FOR

 Resolution, during the Relevant Period (as

specified) to allot, issue and deal with additional

Shares and to make or grant offers, agreements,

options and warrants which might require the exercise

 of such power, the aggregate nominal amount of share

 capital allotted or agreed conditionally or

unconditionally to be allotted (whether pursuant to

an option or otherwise) by the Directors pursuant to

the approval in this Resolution, otherwise than

pursuant to, (i) a Rights Issue (as.CONTD

PROPOSAL #7: Approve, subject to the passing of                 ISSUER            YES             FOR                  FOR

Resolutions 5 and 6, the general mandate referred to

in Resolution 6, by the addition to the aggregate

nominal amount of the share capital of the Company

which may be allotted or agreed to be allotted by the

 Directors of the Company pursuant to such general

mandate an amount representing the aggregate nominal

amount of Shares repurchased by the Company pursuant

to the general mandate referred to in Resolution 5

above provided that such amount shall not exceed 10%

of the existing issued share capital of the Company

at the date of passing this Resolution 7

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WIENERBERGER AG

  TICKER:                  N/A                 CUSIP:   A95384110

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved annual              ISSUER             NO              N/A                  N/A

financial statements for the 2009 financial year and

review of operations for the company, which was

combined with the review of operations for the group,

 as well as the corporate governance report, the

consolidated financial statements for the 2009

financial year and the report of the      Supervisory

 Board on the 2009 financial year

PROPOSAL #2.: Resolution on the release of the                   ISSUER            YES             FOR                  FOR

members of the Managing Board from liability for the

2009 financial year

PROPOSAL #3.: Resolution on the release of the                   ISSUER            YES             FOR                  FOR

members of the Supervisory Board from liability for

the 2009 financial year

PROPOSAL #4.: Election of the auditor of the annual          ISSUER            YES             FOR                  FOR

financial statements and consolidated financial

statements for the 2010 financial year

PROPOSAL #5.: Resolution on the authorization for the        ISSUER            YES             FOR                  FOR

 repurchase of the company's shares

PROPOSAL #6.: Resolution on the amendment of the                ISSUER            YES             FOR                  FOR

Articles of Association, in particular to meet

changes in Austrian stock corporation law

(Aktienrechts-     nderungsgesetz 2009, AktR G 2009)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOODSIDE PETROLEUM LTD

  TICKER:                  N/A                 CUSIP:   980228100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive and consider the financial            ISSUER             NO              N/A                  N/A

report of the Company and the reports of the

Directors and Auditor for the YE 31 DEC 2009

PROPOSAL #2: Re-elect Dr. Andrew Jamieson as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3: Adopt the remuneration report for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOOLWORTHS LTD

  TICKER:                  N/A                 CUSIP:   Q98418108

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report of the Company and the reports of the

Directors and the Auditor for the financial period

ended 28 JUN 2009

PROPOSAL #2.: Adopt, the remuneration report [which          ISSUER            YES             FOR                  FOR

form part of the Directors' report] for the FYE 28

JUN 2009

PROPOSAL #3.A: Re-elect Mr. John Frederick Astbury as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation in accordance

with Article 10.3 of the Company's Constitution

PROPOSAL #3.B: Re-elect Mr. Thomas William Pockett as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation in accordance

with Article 10.3 of the Company's Constitution

PROPOSAL #3.C: Re-elect Mr. James Alexander Strong as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation in accordance

with Article 10.3 of the Company's Constitution

PROPOSAL #S.4: Amend, pursuant to Sections 136(2) and        ISSUER            YES             FOR                  FOR

 648G of the Corporations Act 2001 [Cth], the

Constitution of the Company by re-inserting Articles

6.9 to 6.14 in the form as specified to the notice

convening this meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMADA DENKI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J95534103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMAHA MOTOR CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J95776126

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Renewal of Countermeasures to          ISSUER            YES         AGAINST           AGAINST

Large-Scale Acquisitions of the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZURICH FINANCIAL SERVICES AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H9870Y105

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve the annual report, the annual         ISSUER            YES             FOR                  FOR

financial statements and the consolidated financial

statements for 2009

PROPOSAL #1.B: Approve the remuneration system                   ISSUER            YES             FOR                  FOR

according to the remuneration report

PROPOSAL #2.: Approve the appropriation of available         ISSUER            YES             FOR                  FOR

earnings of Zurich Financial Services Ltd for 2009

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Committee

PROPOSAL #4.: Approve the share capital reduction and        ISSUER            YES             FOR                  FOR

 amend the Articles of Incorporation [Article 5]

PROPOSAL #5.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital and amend the Articles of Incorporation

 [Article 5bis Paragraph 1]

PROPOSAL #6.: Approve to increase the contingent                ISSUER            YES             FOR                  FOR

share capital and amend the Articles of Incorporation

 [Article 5ter Paragraph 2a]

PROPOSAL #7.: Approve further change to the Articles         ISSUER            YES             FOR                  FOR

of Incorporation [Article 6]

PROPOSAL #8.1.1: Election of Mr. Josef Ackermann                ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.2: Re-election of Ms. Susan Bies                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.3: Re-election of Mr. Victor Chu                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.4: Re-election of Mr. Armin Meyer                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.5: Re-election of Mr. Rolf Watter                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.2: Re-election of PricewaterhouseCoopers         ISSUER            YES             FOR                  FOR

AG as the Auditors

PROPOSAL #9.: Ad-hoc                                                                 ISSUER            YES             FOR                  FOR

                                                                          SIGNATURES

  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  VANGUARD WORLD FUND

  By:     /s/F. William McNabb III

             (Heidi Stam)

             F. William McNabb III*

             Chairman and Chief Executive Officer

  Date:   August 31, 2010

      *  By Power of Attorney.  Filed on April 26, 2010, see File Number 33-53683.

                Incorporated by Reference.